UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

PACIRA BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED APRIL 17, 2026

pacira
BIOSCIENCES

BETTER PAIN MANAGEMENT IS POSSIBLE.

2026 Notice of **Annual Meeting** and **Proxy Statement**

2025 AT A GLANCE

$726.4m
Record Revenues
4% year-over-year increase

$152.0m
Cash Provided by Operations

$7.0m
Net Income

$150.0m
Common Stock Repurchases
5.9m shares

MISSION

GUIDING PRINCIPLES

- **Keep the patient at the center**
- **Follow the science**
- **Treat our people well**

VALUES

Every day, we are determiend to **acheive the extraordinary**

Integrity is the foundation of who we are

We respect diverse talent and the collective power of a **unified team**

Pacira BioSciences, Inc. (Nasdaq: PCRX) delivers innovative, non-opioid pain therapies to transform the lives of patients.
The company’s long-acting local analgesic, EXPAREL® (bupivacaine liposome injectable suspension) was commercially launched in 2012. EXPAREL utilizes the company’s proprietary multivesicular liposome (pMVL) drug delivery technology that encapsulates drugs without altering their molecular structure and releases them over a desired period of time.

2025 was a transformative year for Pacira, one defined by strategic clarity and meaningful progress on our 5x30 strategy to drive long-term value for all stockholders. We enter 2026 stronger than at any point in our history, guided by our mission to deliver innovative, non-opioid pain management therapies to transform the lives of patients. With high-quality commercial partnerships, durable revenue growth, and an emerging pipeline of category-defining assets, we believe we are exceptionally well positioned to execute our vision and create long-term value.

FRANK D. LEE Chief Executive Officer

In 2019, Pacira acquired iovera®º, a handheld cryoanalgesia device used to deliver precise, controlled doses of cold temperature only to targeted nerves, and in 2021, Pacira acquired ZILRETTA® (triamcinolone acetonide extended- release injectable suspension), the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain. In February 2025, Pacira acquired GQ Bio Therapeutics GmbH and their novel, high-capacity, local-delivery platform—PCRX-201 (enekinragene inzadenovec) is the lead clinical program from this platform.
*
Adjusted EBITDA and Non-GAAP Gross Margin are non-GAAP financial measures. See “Appendix A—Reconciliation of U.S. GAAP to non-GAAP Financial Information” for the definition of Adjusted EBITDA and Non-GAAP Gross Margin and a reconciliation to the most directly comparable GAAP measures.

EXPAREL® (bupivacaine liposome injectable suspension) is an extended-release local anesthetic administered at the time of surgery to control pain and reduce or eliminate the use of opioids for acute postsurgical pain. EXPAREL turns off the body’s pain signals, numbing the area where surgery has occurred for several days following the procedure.
EXPAREL is the only non-opioid, single-dose, long-acting local analgesic approved for infiltration, field block, interscalene brachial plexus nerve block, sciatic nerve block in the popliteal fossa, and adductor canal block.

ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) is the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain.
ZILRETTA employs a proprietary microsphere technology combining triamcinolone acetonide—a commonly administered, immediate-release corticosteroid—with a poly lactic-co-glycolic acid matrix to provide extended pain relief.

The iovera®º system is a novel, FDA-approved non-opioid treatment that alleviates pain through a mechanism known as cryoanalgesia, which applies intensely focused cold therapy to a specific nerve to interrupt its ability to transmit a pain signal. Results can be felt immediately after ioveraº treatment with pain relief that can last three months, and in some cases longer, as the nerve regenerates over time.

FRANK D. LEE
Chief Executive Officer
To Our Stockholders,
In January 2025, with a strengthened leadership team and refreshed Board of Directors, we introduced a new vision for Pacira — our 5x30 strategy consisting of five goals we intend to achieve by 2030 to drive stockholder value. We are pleased to report that in just one year we’ve made significant progress across each pillar of this strategy; building value and driving durable revenue growth into and beyond 2030 by advancing an innovative pipeline and forming high-quality commercial partnerships.
As we enter 2026, year two of our five-year plan, our strategy is translating into clear execution. We move forward with confidence and momentum to deliver sustainable long-term value and to achieve our mission to deliver innovative non-opioid therapies to transform the lives of patients.
Advancing Our 5x30 Strategy
The 5x30 strategy is a focused, five-pillar plan designed to drive measurable improvements by 2030 across patients served, product revenue, profitability, pipeline advancement and partnerships. One year into execution, our progress across these pillars is clear:
•
Patients Served: We treated over 2.5 million patients in 2025, reinforcing our trajectory toward helping 3 million patients annually by 2030.

•
Product Revenue: EXPAREL achieved year-over-year volume growth of 6.2% in 2025, up from 3.6% in 2024. Of note we saw a meaningful lift in the second half of 2025 with volume growth of 8% over the prior year period. This momentum marks tangible progress toward our goal of double-digit compounded annual topline growth. We also strengthened the long-term durability of the franchise through key intellectual property milestones that significantly extend the EXPAREL exclusivity runway against current and potential future generic challengers.

•
Profitability: We delivered record-high 2025 GAAP and Non-GAAP Gross Margins of 79% and 81%(1), respectively, reflecting continued execution of our manufacturing strategy and are continually improving operations to yield cost savings. We also transitioned to a larger 200-liter manufacturing suite and remain on track to achieve a five-percentage point gross margin improvement, from our 2024 non-GAAP baseline of 76%, by 2030(1).

•
Pipeline: We are advancing two promising Phase 2 clinical programs — PCRX-201, our novel locally administered gene therapy for osteoarthritis (OA), and our recently in-licensed asset PCRX-2002, a complementary, long-acting, ropivacaine-based local analgesic for postsurgical pain. These programs place us on course for our goal of five novel programs by 2030, and each has the potential to deliver topline accretion as we move beyond 2030. We are now entering a data-rich period, with key 2026 readouts expected from Part A of our Phase 2 study of PCRX-201 in knee OA, as well as from our registrational studies for ZILRETTA in shoulder OA and iovera° in spasticity.

•
Partnerships: We expanded our commercial reach both inside and outside the U.S. by signing strategic collaborations with Johnson & Johnson MedTech and LG Chem, advancing us toward our goal of five partnerships by 2030.

Commercial Momentum Across Our Portfolio
Since our founding, EXPAREL has been the foundation of our leadership in opioid-sparing innovation.

(1)
Non-GAAP Gross Margin is a non-GAAP financial measure. See Appendix A for the definition of non-GAAP Gross Margin and a reconciliation to the most directly comparable GAAP measure.

To reinforce the long-term durability and value of the EXPAREL franchise, we:
•
Played a leading role in advocating for passage of the NOPAIN Act, which took effect in January 2025, and secured a permanent J-Code to facilitate billing and reimbursement — the first in EXPAREL’s 14-year history. NOPAIN is an important reimbursement catalyst for EXPAREL and other products in the outpatient setting for Medicare patients.

•
Expanded coverage of total lives reimbursed outside of the surgical bundle to 102 million across Medicare and commercial payors. Expanding reimbursement outside the bundle to commercial payors is important to realizing the full benefit to patients as commercial payors cover the majority of lives.

•
Reached a favorable, volume-limited settlement of our multi-year EXPAREL patent infringement litigation, which began in 2021 and extended through the court’s ruling in August 2024. Unlike traditional settlements, which result in an erosion cliff, the volume limited settlement allows the generic to have gradual uptake in share starting in 2030 as a high-single-digit percentage with annual increases before reaching a maximum percentage in the high thirties for the final three years of the agreement and unlimited entry in 2039.

•
Expanded our intellectual property estate to 21 “Orange-Book” listed patents across two families, a substantial evolution from the single patent previously litigated. Through our targeted investments in research and development, our new EXPAREL patents extend into the 2040s.

Early market data show that our leadership in driving NOPAIN awareness and commercial payor adoption of similar outside-of-bundle reimbursement policies is already making an impact. In a recent survey of nearly 750 physicians and pharmacy leaders, 82% view NOPAIN as important for advancing non-opioid stewardship. Even more encouragingly, 92% report that NOPAIN is already contributing to reductions in opioid prescribing, and nearly half indicate that changes are occurring across clinical protocols, formularies, and prescribing patterns. This corresponds directly with the original intent of NOPAIN to reduce unnecessary opioid exposure around surgery by ensuring appropriate reimbursement for proven non-opioid alternatives. We continue to validate these findings through claims-based research, and the early signals are highly encouraging.
Looking beyond 2030, we recognize the potential for additional generic competition, which is a dynamic common to successful products like EXPAREL. Based on industry data, products with sales greater than $250 million have multiple paragraph IV filers.
While we are confident in the strength of our growing patent estate and remain fully committed to defending it vigorously, we acknowledge that patent litigation and subsequent appeals typically take three or more years to resolve, and the outcome is uncertain and cannot be guaranteed. Accordingly, our 5x30 strategy is intentionally structured to protect and maximize the value of the EXPAREL franchise while simultaneously reducing our exposure by building a complementary and diversified portfolio through disciplined capital deployment and targeted investment in new assets expected to be accretive to our financial profile.
We are resolutely focused on realizing value across all our products by navigating an evolving competitive landscape and bringing new sources of revenue online. For instance, our partnership with LG Chem positions EXPAREL to reach key Asia-Pacific markets beginning in 2027, underscoring the global relevance of opioid-sparing pain management. We continue to evaluate opportunities to partner with leading companies in additional ex-US geographies. Our international patents extend through the mid-2040s.

ZILRETTA continues to deliver meaningful benefit for patients with OA of the knee with an extended-release formulation of triamcinolone, which provides OA pain relief up to 3 months. Through our collaboration with Johnson & Johnson MedTech, we have tripled our U.S. commercial reach to physicians with a leading industry partner. Furthermore, we now have a dedicated sales force for ZILRETTA to ensure focused promotional impact. With 15 million patients in the U.S. living with symptomatic OA of the knee and a limited number of therapeutic options, we see a significant addressable market opportunity. From a lifecycle management perspective, our Phase 3 study in shoulder OA remains on track with topline results expected later this year. The unmet need for shoulder OA is significant with approximately one million shoulder injections administered annually in the U.S. despite the current absence of FDA-approved products indicated for shoulder OA. If successful, ZILRETTA would be the first FDA-approved product for shoulder OA and a growth driver for the Company.
iovera° delivered steady growth following implementation of the C-9809 reimbursement code. Accelerated growth started in the second half of 2025 following the build-out of a dedicated iovera° sales force for a focused promotional impact. We anticipate important 2026 catalysts, including interim and topline readouts for our registrational spasticity study. There are an estimated 6.3 million patients with spasticity with most also having stroke, traumatic brain injury, multiple sclerosis, spinal cord injury or cerebral palsy, and we believe Pacira is well positioned to meet the substantial unmet need.
Beyond 2030: Advancing Pipeline with a Data-Rich Period Ahead
We have a targeted and prudent business development strategy that prioritizes financially accretive, in-market assets that leverage our established commercial infrastructure, as well as de-risked clinical-stage programs designed to drive long-term revenue growth, durable earnings, and strong cashflow. We intend to execute our business development strategy to meet our goal of having five novel programs in development and establishing five partnerships including pipeline and commercial agreements by 2030.
In parallel we are advancing an innovative clinical-stage pipeline that has the potential to drive significant stockholder value beyond 2030.
•
PCRX-201, our novel locally administered gene therapy for OA, has completed enrollment in Part A of the Phase 2 ASCEND trial, with topline data expected later this year. With approximately 15 million people in the U.S. affected by knee OA and limited durable treatment options, the unmet need remains high.

•
PCRX-2002, our next-generation long-acting ropivacaine formulation for post-surgical pain, is expected to enter Phase 2 development later this year. This program has the potential to complement EXPAREL and is protected by intellectual property extending to 2042.

Additionally, our proprietary gene therapy platform continues to generate promising preclinical candidates that support our goal of five novel clinical programs. These include PCRX-1003 for degenerative disc disease, PCRX-1002 for dry eye disease, and PCRX-1001 for canine OA, the latter offering significant out-licensing potential.

Financial Strength and Disciplined Capital Allocation
We ended 2025 with $238 million in cash and investments and returned $150 million during the year to stockholders through share repurchases, reducing our outstanding common shares from 47 million to 41 million. Driving durable topline growth by leveraging our commercial infrastructure, advancing an innovative pipeline, and opportunistically returning capital to stockholders remain central to our capital allocation strategy.
2026 Annual Meeting
Your vote is especially important at this year’s Annual Meeting of Stockholders (the “Annual Meeting”). As you may have seen, DOMA Perpetual Capital Management LLC (“DOMA Perpetual”), which is affiliated with certain other persons and entities identified in DOMA Perpetual’s proxy solicitation materials filed with the United States Securities and Exchange Commission (collectively, “DOMA”), has notified the Company that it has nominated Oliver Benton Curtis III, Eric de Armas, and Christopher Dennis for election as directors at the Annual Meeting (the “Opposed DOMA Nominees”) in opposition to the three highly qualified Pacira director nominees recommended by our Board. Our Board does NOT endorse any of the Opposed DOMA Nominees and unanimously recommends that you use the BLUE proxy card or BLUE voting instruction form to vote “FOR” the election of ONLY the highly qualified three Pacira director nominees recommended by the Board (Christopher Christie, Samit Hirawat, and Thomas Wiggans) and in accordance with our Board’s recommendation on each other proposal properly presented at the Annual Meeting. Our Board strongly urges you to DISREGARD and NOT to vote using any white proxy card or white voting instruction form sent to you by DOMA.
Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the Annual Meeting, please promptly use your BLUE proxy card or BLUE voting instruction form to vote by proxy over the Internet, by telephone or by mail. If you have any questions or require any assistance with voting your shares, please call our proxy solicitor, D.F. King & Co., Inc. at +1 (800) 714-3310 (toll-free from the U.S. and Canada) or +1 (646) 981-1286 (banks and brokers) or email PCRX@dfking.com.
Looking Ahead
I believe Pacira is well positioned to accelerate topline growth, deliver clinical innovation, and create long-term value for patients and stockholders alike. I am grateful to our employees, partners, and stockholders for their continued support. We remain steadfast in our mission to provide innovative, non-opioid therapies that transform lives.
I look forward to the work ahead and to sharing more successes with you in the future.
All the best,
Chief Executive Officer

LAURA BREGE
Independent Board Chair
FROM THE CHAIR OF THE BOARD
Dear Fellow Stockholders,
2025 was a transformative year for Pacira defined by renewed momentum, sharpened strategic focus, and clear, measurable progress across every area of our business. Pacira is guided by a strong, diverse and refreshed Board. With the election of Mr. Thomas Wiggans and the future departures of Mr. Abraham Ceesay and Dr. Mark Kronenfeld the Board will consist of nine directors, eight of whom are independent and six of whom will have joined since October of 2023. The Board is confident that its recommended structure includes the best and most qualified directors with expertise in areas important to oversee the strategic direction of the business. The Board is also encouraged by the Company’s acceleration under Frank Lee’s leadership following his appointment as CEO in 2024 and remains confident in Pacira’s long-term vision: advancing innovative, non-opioid pain therapies that transform the lives of patients.
In January 2025, Pacira introduced its 5x30 strategy consisting of five goals intended to accelerate performance and position the Company for sustainable long-term value creation by 2030. In just over one year, management has delivered significant progress against these objectives, strengthening the foundation for Pacira’s future and reinforcing the durability of its growth trajectory.
The Board is particularly encouraged that the Company is not only executing with clarity and discipline but is also tracking ahead of expectations in several areas. The 5x30 framework has improved organizational alignment, established clear accountability, and created a roadmap that is translating into measurable operational and financial progress that positions Pacira well into and beyond 2030.
In 2025 alone, Pacira’s products treated over 2.5 million patients, reinforcing its trajectory toward helping 3 million patients annually by 2030. EXPAREL continued its positive momentum with year-over-year volume growth, marking substantive progress toward the Company’s long-term goal of achieving double-digit compounded annual top-line growth. The strength of the EXPAREL franchise was further reinforced through key intellectual property milestones, including a favorable volume-limited litigation settlement and the expansion of the patent estate to 21 “Orange-Book” listed patents across two families, a significant evolution from the single patent previously litigated.
Through focused execution of our manufacturing strategy, Pacira also delivered record-high 2025 GAAP and Non-GAAP Gross Margin and remains on track to achieve a five-percentage-point improvement from our 2024 non-GAAP baseline(1). This performance underscores the durable value creation for stockholders that management is producing through its commitment to disciplined capital allocation and operational excellence.
The Board is also encouraged by the meaningful progress across Pacira’s pipeline. The Company is advancing two promising Phase 2 programs, including PCRX-201, its novel gene therapy for OA, and PCRX-2002, our recently in-licensed, long-acting ropivacaine-based analgesic for postsurgical pain. Pacira enters 2026 with multiple key catalysts ahead, including data from the Phase 3 ZILRETTA shoulder OA study, topline results from the iovera° registration study in spasticity, and 52-week data from Part A of the PCRX-201 Phase 2 knee OA study.

(1)
Non-GAAP Gross Margin is a non-GAAP financial measure. See Appendix A for the definition of non-GAAP Gross Margin and a reconciliation to the most directly comparable GAAP measure.

In addition, Pacira expanded its commercial reach through strategic collaborations with Johnson & Johnson MedTech and LG Chem, reflecting strong external validation of the Company’s portfolio and the growing global importance of opioid-sparing pain management.
Disciplined capital deployment has remained a hallmark of this strategy. In 2025, Pacira executed $150 million in share repurchases as part of a new $300 million authorization, reducing its outstanding share count from 47 million to 41 million. The Board believes this disciplined approach to capital deployment, investing in topline growth, and advancing an innovative pipeline while opportunistically returning capital to stockholders, supports the Company’s sustainable long-term value creation.
As Pacira’s operational and scientific foundation has strengthened, the Board has also continued to evolve. In early 2026 we appointed Dr. Samit Hirawat. Dr. Hirawat brings more than 25 years of clinical development and biopharmaceutical leadership, most recently as Chief Medical Officer, Executive Vice President, and Head of Global Drug Development at Bristol Myers Squibb. We are also pleased to nominate Mr. Thomas Wiggans to the Board at this year’s annual meeting. Mr. Wiggans brings more than 40 years of leadership experience building and scaling global life sciences companies, including a strong track record of guiding biopharmaceutical companies through successful acquisitions. These actions reflect our deep commitment to board refreshment and adding experienced leaders with the right set of professional expertise who can contribute to Pacira’s next phase of innovation and growth.
In 2025, the Board continued its practice of active stockholder engagement and commitment to strong governance practices. In response to feedback received, the Board, led by the People and Compensation Committee, adopted a number of changes to our go-forward executive compensation program and disclosure practices, as detailed in the below Compensation Discussion & Analysis.
As we look to 2026, the Board is energized by the momentum underway. We believe Pacira is poised for continued progress for patients and long-term value creation for stockholders through a strengthened commercial foundation, expanding global footprint, and a pipeline approaching meaningful clinical inflection points.
Your vote is especially important at this year’s Annual Meeting of Stockholders (the “Annual Meeting”). As you may have seen, DOMA Perpetual, which is affiliated with certain other persons and entities identified in DOMA Perpetual’s proxy solicitation materials filed with the United States Securities and Exchange Commission (collectively, “DOMA”), has notified the Company that it has nominated Oliver Benton Curtis III, Eric de Armas, and Christopher Dennis for election as directors at the Annual Meeting (the “Opposed DOMA Nominees”) in opposition to the three highly qualified Pacira director nominees recommended by our Board. Our Board does NOT endorse any of the Opposed DOMA Nominees and unanimously recommends that you use the BLUE proxy card or BLUE voting instruction form to vote “FOR” the election of ONLY the three highly qualified Pacira director nominees recommended by the Board (Christopher Christie, Samit Hirawat, and Thomas Wiggans) and in accordance with our Board’s recommendation on each other proposal properly presented at the Annual Meeting. Our Board strongly urges you to DISREGARD and NOT to vote using any white proxy card or white voting instruction form sent to you by DOMA.

Your vote is extremely important no matter how many shares you own. Whether or not you expect to attend the Annual Meeting, please promptly use your BLUE proxy card or BLUE voting instruction form to vote by proxy over the Internet, by telephone or by mail. If you have any questions or require any assistance with voting your shares, please call our proxy solicitor, D.F. King & Co., Inc. at +1 (800) 714-3310 (toll-free from the U.S. and Canada) or +1 (646) 981-1286 (banks and brokers) or email PCRX@dfking.com.
On behalf of the entire Board of Directors, I want to thank our employees for their dedication and commitment, and our stockholders for their continued support and engagement. We remain focused on strong governance, strategic oversight, and ensuring Pacira is positioned to deliver on its mission for patients and value for all stakeholders.
Sincerely,
Independent Board Chair

VOTING MAP
1	Election of Directors	4	Approval of our Amended and Restated 2011 Stock Incentive Plan
The board of directors and the Nominating, Governance & Sustainability Committee believe that the election of the three highly qualified Pacira nominees as Class III directors (Christopher Christie, Samit Hirawat, and Thomas Wiggans) to serve until the 2029 annual meeting of stockholders possess the necessary qualifications, experience, and skills to serve as directors and help advance the long-term value creation interests of all stockholders.
Board Recommendation: FOR each of the three highly qualified Pacira nominees ONLY
See page 30 for more information.

The board of directors and the People & Compensation Committee are seeking a vote to approve an amendment to the Company’s Amended and Restated 2011 Stock Incentive Plan to increase the number of shares of common stock authorized for grant by 2,200,000 newly reserved shares. This share request is intended to cover one year’s worth of shares needed to grant to employees to both attract and retain talent, as the People & Compensation Committee believes it is prudent to request one year’s worth of shares before pursuing another request in 2027, rather than a larger amount of shares intended to last multiple years.
   Board Recommendation: FOR
See page 117 for further information.

2	Ratification of the Appointment of KPMG LLP as Independent Auditors	5	Approval of our Amended and Restated 2014 Employee Stock Purchase Plan
The board of directors and the Audit Committee believe that retaining KPMG LLP to serve as the Company’s Independent Registered Accounting Firm for the year ending December 31, 2026 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of KPMG LLP.
   Board Recommendation: FOR
See page 62 for more information.
3
Advisory Vote to Approve Executive
Compensation (“Say on Pay”)

The Company is seeking a non-binding advisory vote to approve the compensation of its Named Executive Officers as described in the “Compensation Discussion and Analysis” section beginning on page 71 and the Compensation Tables beginning on page 103.
   Board Recommendation: FOR
See page 70 for further information.

The board of directors and the People & Compensation Committee are seeking a vote to approve an amendment to the Company’s Amended and Restated 2014 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock authorized for issuance under the plan by 800,000 shares. The ESPP allows eligible employees to purchase shares of the Company’s common stock at a discount through payroll deductions, supporting employee ownership and aligning employee interests with those of our stockholders. The board of directors and the People & Compensation Committee believe that increasing the share reserve under the ESPP will allow the Company to continue offering this important benefit to employees.
   Board Recommendation: FOR
See page 131 for further information.

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS OF PACIRA BIOSCIENCES, INC.
When [•], 2026 [•] Eastern Daylight Time	Where In person: Pacira Offices 5 Sylvan Way, Suite 300 Parsippany, NJ 07054 Virtually: Live webcast online at www.cesonlineservices.com/pcrx26_vm
Record Date
Only stockholders of record at the close of business on [•], 2026 are entitled to notice of, and to vote at, the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournment thereof.

Items of Business		Board Recommendation	Page Reference
1	Election of three Class III directors to our board of directors to serve until the 2029 annual meeting of stockholders	FOR each highly qualified Pacira nominee ONLY	30
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	62
3	Approval, on an advisory basis, of the compensation of our named executive officers	FOR	70
4	Approval of our Amended and Restated 2011 Stock Incentive Plan	FOR	117
5	Approval of our Amended and Restated 2014 Employee Stock Purchase Plan	FOR	131
	Transact any other business properly brought before the Annual Meeting

How to Vote
YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Annual Meeting in-person or virtually, we encourage you to vote as soon as possible using one of the following methods. Have your BLUE proxy card or BLUE voting instruction form with your control number and follow the instructions.

	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.cesvote.com the website shown on your BLUE proxy card	Within the United States and Canada, 1-888-693-8683 (toll-free), the telephone number shown on your BLUE proxy card and follow the instructions	Scan the QR code	Return a properly executed BLUE proxy card
In-person or virtually at www.cesonlineservices.com/pcrx26_vm. However, we strongly encourage you to vote online, by telephone or by mail prior to the Annual Meeting by following the instructions provided in the BLUE proxy card, even if you plan to attend the Annual Meeting in-person or virtually.
Please note that in order to attend and vote at the Annual Meeting virtually, you must have pre-registered for the meeting no later than [•], 2026 at [•], Eastern Daylight Time. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the Annual Meeting.

	Internet	Mobile Device	Mail	At the Annual Meeting
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com, the website shown on your BLUE voting instruction form	Scan the QR code	Return a properly executed BLUE voting instruction form by mail, depending upon the method(s) your broker, bank, trustee, or other nominee makes available
In person or virtually at www.cesonlineservices.com/pcrx26_vm. However, we strongly encourage you to vote online, by telephone or by mail prior to the Annual Meeting by following the instructions provided in the BLUE proxy card, even if you plan to attend the Annual Meeting in-person or virtually.
Since you are not a stockholder of record, you may not vote your shares at the Annual Meeting, whether you attend in-person or virtually, without obtaining a “legal proxy” from your broker, bank, trustee or other nominee or custodian. Please also note that in order to attend and vote at the Annual Meeting virtually, you must have pre-registered for the meeting no later than [•], 2026 at [•], Eastern Daylight Time. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the Annual Meeting.

DEADLINE
To vote prior to the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Daylight Time on [•], 2026, if you are a registered holder. If you are a beneficial owner, please refer to the information provided by your broker, bank, or other nominee.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing, signing, dating and returning your BLUE proxy card or BLUE voting instruction form promptly, or by voting by telephone or over the Internet, following the instructions set forth on the BLUE proxy card or BLUE voting instruction form.
Attending and Participating in the Annual Meeting
The board of directors (the “board”) of Pacira BioSciences, Inc. (“Pacira,” the “Company,” the “company,” “our,” “we,” or “us”) has directed that the Annual Meeting be held as a “hybrid meeting” which means that we will host the Annual Meeting at our offices located at 5 Sylvan Way, Suite 300, Parsippany, NJ 07054, and also enable remote participation, including voting, via the Internet at www.cesonlineservices.com/pcrx26_vm. Stockholders will be able to vote and pose questions regardless of how they may choose to attend the Annual Meeting, by following the instructions applicable to them provided in this proxy statement.
To attend the Annual Meeting virtually and have the ability to vote and/or submit a comment or question, you must pre-register no later than [•] Eastern Daylight Time on [•], 2026 using the instructions described below. Additional information on how you can attend and participate in the Annual Meeting is set forth under “Information About the Annual Meeting and Voting” in this proxy statement.
We have provided you with this Notice of the Annual Meeting and proxy statement because the board is soliciting your proxy to vote at the Annual Meeting. This proxy statement contains information about the items to be voted on at the Annual Meeting and information about Pacira. This proxy statement is first being provided to our stockholders on or about [•], 2026. Your vote is extremely important no matter how many shares you own. We strongly encourage you to carefully review the proxy materials and vote your shares on the BLUE proxy card or BLUE voting instruction form promptly, even if you plan to attend the Annual Meeting in-person or virtually. Please note that in order to attend the Annual Meeting virtually, you will need to pre-register by [•] Eastern Daylight Time, on [•], 2026. For more information, please see the section “Information About the Annual Meeting and Voting” in this proxy statement.

If you have any questions or require any assistance with voting your shares, please call the Company’s proxy solicitor:
D.F. KING & CO., INC.
Stockholders may call +1 (800) 714-3310 (toll-free from the U.S. and Canada); banks and brokers, and those outside the U.S and Canada, may call collect at +1 (646) 981-1286; or you can email PCRX@dfking.com.
Your Vote is Very Important
Your vote is especially important at this year’s Annual Meeting. Please note that DOMA Perpetual Capital Management LLC (“DOMA Perpetual”), which is affiliated with certain other persons and entities identified in DOMA Perpetual’s proxy solicitation materials filed with the United States Securities and Exchange Commission (the “SEC”) (collectively, “DOMA”), has notified the Company that it has nominated Oliver Benton Curtis III, Eric de Armas, and Christopher Dennis, for election as directors at the Annual Meeting (the “Opposed DOMA Nominees”) in opposition to the three highly qualified Pacira director nominees recommended by the board. Although the Company is required by SEC rules to include all nominees for election on its universal proxy card, for additional information regarding the Opposed DOMA Nominees, including the information required by Item 7 of Schedule 14A and any other related information, please refer to DOMA’s proxy statement. Our board urges you NOT to vote for any of the Opposed DOMA Nominees and instead use the BLUE proxy card or BLUE voting instruction form to vote “FOR” only each of the highly qualified Pacira director nominees. Additionally, you may receive solicitation materials from DOMA, including proxy statements and a white proxy card or white voting instruction form. Pacira is not responsible for the accuracy or completeness of any information provided by or relating to DOMA or its nominees contained in solicitation materials filed or disseminated by or on behalf of DOMA or any other statements DOMA may make.
Our board does NOT endorse any of the Opposed DOMA Nominees and unanimously recommends that you use the BLUE proxy card or BLUE voting instruction form to vote “FOR” the election of ONLY the three highly qualified Pacira director nominees recommended by the board (Christopher Christie, Samit Hirawat, and Thomas Wiggans) and in accordance with our board’s recommendation on each other proposal properly presented at the Annual Meeting. Our board strongly urges you to DISREGARD any materials sent to you by DOMA, including any white proxy card, and NOT to vote using any white proxy card that may be sent to you by DOMA. The board recommends that you simply DISREGARD and do NOT return DOMA’s white proxy card or white voting instruction form. Voting to “WITHHOLD” with respect to any of the Opposed DOMA Nominees on any white proxy card or white voting instruction form sent to you by DOMA is not the same as voting for the highly qualified Pacira director nominees, because any vote on the white proxy card or white voting instruction form will revoke any BLUE proxy card or BLUE voting instruction form you may have previously submitted. If you have already voted using a white proxy card you have every right to change your vote and we strongly urge you to revoke that proxy any time before it is exercised at the Annual Meeting by (i) following the instructions on your BLUE proxy card or BLUE voting instruction form to vote by Internet or telephone, (ii) marking, dating, signing, and returning your BLUE proxy card in the postage-paid return envelope provided or (iii) voting at the Annual Meeting. Only your latest dated, validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
You can find more information, including our highly qualified Pacira director nominees and details regarding our independent registered public accounting firm, executive compensation, the Amended and Restated 2011 Stock Incentive Plan and the Amended and Restated 2014 Employee Stock Purchase Plan in the attached proxy statement.
The list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose germane to the Annual Meeting, upon request, for the 10 days prior to the Annual Meeting at our principal executive offices located at 2000 Sierra Point Parkway, Suite 900, Brisbane, California 94005.
Please read the enclosed information carefully before submitting your proxy.

By Order of the Board of Directors,
Chief Administrative Officer and Secretary
Pacira BioSciences, Inc.
2000 Sierra Point Parkway
Suite 900 Brisbane, California 94005
[•], 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2026
This proxy statement and our Annual Report to stockholders are available at www.viewourmaterial.com/pcrx
(registered holders) or www.proxyvote.com (beneficial owners)

The Notice of Annual Meeting of Stockholders, this proxy statement and our Annual Report on Form 10-K are available on our website at investor.pacira.com. The information that appears on or is accessible through our website is not part of, and is not incorporated by reference into, this proxy statement. You can also view these materials at www.viewourmaterial.com/pcrx (registered holders) or www.proxyvote.com (beneficial owners) by using the control number provided on your BLUE proxy card or BLUE voting instruction form.

1	2026 PROXY STATEMENT SUMMARY
2	About Pacira
4	5x30 Path to Growth and Value Creation
5	Corporate Governance Highlights
5	Corporate Social Responsibility
7	Human Capital
8	Stockholder Engagement
9	Board of Directors Overview
15	Executive Compensation Highlights
18	BACKGROUND TO THE SOLICITATION
30	CORPORATE GOVERNANCE AND BOARD MATTERS
30	Proposal 1—Election of Class III Directors
30	Board Composition
33	Nominees for Election
36	Directors Continuing in Office
42	Director Nomination Process
43	Recent Board Refreshment
44	Annual Board and Committee Self-Assessment
44	Board Oversight of Company Strategy and Executive Succession Planning
46	Board Amends Our Bylaws to Adopt a Majority Voting Standard in Uncontested Elections
46	Board Meeting Annual Schedule
47	Director Independence
47	Board Committees
50	Board and Committee Meetings Attendance
51	Director Attendance at Annual Meeting of Stockholders
51	Size of the Board
51	Director Commitments Policy
52	Code of Business Conduct and Ethics
53	Corporate Governance Documents
53	Board Leadership Structure and Board’s Role in Risk Oversight
55	Risk Oversight Framework
56	Insider Trading Policy
56	Anti-Hedging and Anti-Pledging Policy
56	Communication with the Board
57	Related Person Transactions
59	Stockholder Rights
59	Director Compensation
61	AUDIT MATTERS
62	Proposal 2—Ratification of the Appointment of Independent Auditors
62	Annual Evaluation and Appointment of KPMG LLP
63	Auditor Fees
63	Audit Committee Pre-Approval Policy and Procedures
64	Report of the Audit Committee
65	EXECUTIVE OFFICERS
69	EXECUTIVE COMPENSATION
70	Proposal 3—Advisory Vote to Approve Executive Compensation
71	Compensation Discussion and Analysis
102	People & Compensation Committee Report
103	Compensation Tables
110	Pay Versus Performance
116	Chief Executive Officer Pay Ratio
117	Proposal 4—Approval of the Amended and Restated 2011 Stock Incentive Plan
131	Proposal 5—Approval of the Amended and Restated 2014 Employee Stock Purchase Plan
135	STOCK OWNERSHIP INFORMATION
136	Principal Stockholders
139	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
154	ADDITIONAL INFORMATION
154	Householding
154	Stockholder Proposals
155	Other Matters
A-1	APPENDIX A—RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL INFORMATION
B-1	APPENDIX B—PACIRA BIOSCIENCES, INC. AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN
C-1	APPENDIX C—PACIRA BIOSCIENCES, INC. AMENDED AND RESTATED 2014 EMPLOYEE STOCK PURCHASE PLAN
D-1	APPENDIX D—SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

FREQUENTLY REFERENCED INFORMATION
8	Stockholder Engagement
9	Board of Directors Overview
15	Executive Compensation Highlights
18	Background to the Solicitation
53	Board Leadership Structure and Board’s Role in Risk Oversight
71	Compensation Discussion and Analysis
78	2025 Say-on-Pay Vote
103	Compensation Tables
110	Pay Versus Performance

Forward-Looking Statements
This proxy statement includes estimates, projections, statements relating to our business plans, strategies, objectives and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “opportunity,” “plan,” “project,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2025 and in other filings that we periodically make with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law.

2026 PROXY STATEMENT SUMMARY

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

2026 PROXY STATEMENT SUMMARY
2026 PROXY STATEMENT SUMMARY
This proxy statement is furnished to stockholders of Pacira BioSciences, Inc. (“Pacira,” the “Company,” the “company,” “our,” “we” or “us”) in connection with the solicitation by our board of directors (the “board”) of proxies to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Our proxy materials will first be made available to stockholders on or about [•], 2026. This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting on the BLUE proxy card or BLUE voting instruction form. We encourage you to participate in having your views reflected on the matters described in this proxy statement by voting on the BLUE proxy card or BLUE voting instruction form as promptly as possible, even if you plan to attend the Annual Meeting in-person or virtually.
ABOUT PACIRA
RECORD DATE	[•], 2026
RECORD DATE SHARES OUTSTANDING	[•] SHARES
HEADQUARTERS	BRISBANE, CALIFORNIA
STOCK SYMBOL	PCRX
EXCHANGE	NASDAQ GLOBAL SELECT MARKET
TRANSFER AGENT	COMPUTERSHARE TRUST COMPANY, N.A.
OUR VISION:
Better Pain Management is Possible.
OUR MISSION:
To deliver innovative, non-opioid pain therapies to transform the lives of patients.
GUIDING PRINCIPLES

Keep the patient at the center Pain is deeply personal, often overwhelming even the simplest daily tasks. Every decision we make is grounded in the needs and experiences of our patients.
Follow the science Science is the foundation upon which we build our innovations, ensuring safety, efficacy, and meaningful outcomes.
Treat our people well Our team is our strength. Fairness, respect, and equity are the cornerstones of our culture, creating a supportive environment where everyone can thrive.

2 | investor.pacira.com

2026 PROXY STATEMENT SUMMARY
VALUES

Every day, we are determined to achieve the extraordinary
We are bold enough to consistently do what others say cannot be done, and we have the collective vision to see a better day for patients, even on the hard days.
We are driven by the recognition that every day matters for a patient suffering in pain, and that our sense of urgency to deliver transformational therapies is critical to meaningfully impacting patients’ lives.
With each act—big or small—we strive for excellence.
We commit to tackling problems together. We commit to celebrating wins together. We commit to changing the world for pain patients together. Every day.

Integrity is the foundation of who we are
Scientific integrity, in particular, is central to how we intend to transform the lives of patients.
It means we have the courage to tackle the biggest patient problems, to do the required rigorous experiments, to embrace big science and to provide pain management solutions that represent a significant leap forward for patients.
Embodying integrity means we make the hard decisions; we transparently communicate; we operate in the best interest of the greater good—even when that means making unpopular or difficult choices.
It means we each play an integral role in cultivating an environment constructed around transparent communication, honesty, and accountability.
We do what we say we are going to do. And we do the right thing even when no one is looking.

We respect the collective power of a unified team
Simply put, the combined contributions, experiences, and perspectives of our people are paramount toward achieving the extraordinary.
We believe in the value of a workplace that allows each of us—united by a common cause—to contribute at our best every day.
We treat each other with respect. We value courageous conversations just as much as we value curiosity.
We are deeply committed to the protection of a corporate environment where ideas are shared generously, and teamwork is paramount toward problem solving.

Putting our mission into action
An organization’s power comes from its purpose. For over a decade, ours has been addressing patients’ unmet pain management needs with a best-in-class portfolio of products. We are also enabling patient access to our non-opioid therapies to advance pain management solutions across a spectrum of diseases and conditions. To date, we have treated more than 18 million patients with our three best-in-class products. In line with our commitment to follow the science, we have an innovative pipeline, including an investigational gene therapy product candidate (PCRX-201) that has the potential to transform chronic pain management, beginning with knee OA.
A bold commitment to transform pain care
We continue to set our sights even higher to fuel our long-term growth and ensure that Better Pain Management is Possible for healthcare providers and their patients. Our goal is to improve the patient journey, while reducing burdens on healthcare systems and lowering the societal costs of pain and opioid overreliance. Having effective therapies for pain isn’t enough on its own, we must also ensure patients and providers have access to these treatments through programs like the NOPAIN Act.
Guided by our values and principles
Our ONEPacira culture influences every decision we make and drives our passion for excellence and the patients we serve.

Pacira BioSciences, Inc. 2026 Proxy Statement | 3

2026 PROXY STATEMENT SUMMARY
5X30 PATH TO GROWTH AND VALUE CREATION
In January 2025, we announced our five-year growth strategy—5x30—to drive value for all stockholders and to accelerate our transition into an innovative biopharmaceutical leader in musculoskeletal pain and adjacencies.
Since 5x30 was introduced, we have already made considerable progress towards our long-term objectives.
In 2025, we:
•
treated over 2.5 million patients;

•
achieved EXPAREL year-over-year volume growth of 6.2% driven by second half growth of 8.0%;

•
delivered record-high GAAP and non-GAAP gross margins placing us on track for a five-percentage point improvement in gross margins over 2024 through enhanced manufacturing efficiencies(1);

•
advanced two promising Phase 2 clinical programs and new preclinical programs; and

•
expanded our commercial reach through strategic partnerships for EXPAREL and ZILRETTA.

(1)
Non-GAAP Gross Margin is a non-GAAP financial measure. See “Appendix A—Reconciliation of U.S. GAAP to non-GAAP Financial Information” for the definition of Non-GAAP Gross Margin and a reconciliation to the most directly comparable GAAP measure.

4 | investor.pacira.com

2026 PROXY STATEMENT SUMMARY
CORPORATE GOVERNANCE HIGHLIGHTS
Corporate Governance Best Practices
8 of our 9 directors continuing in office and director nominees(1) are independent (with the exception of the chief executive officer), including all members of each of our board committees
Independent board chair
Strong track record of board refreshment, with five new independent directors appointed since October 2023 and a sixth nominated for election at the Annual Meeting
No overboarding
Majority voting in uncontested elections
No slate voting—our directors are individually elected
Board and committees may hire advisors independently of management
Regular executive sessions of independent directors without management present
Annual director self-evaluation and committee assessment to ensure board effectiveness
Annual review of skills, experience, and contributions of directors
Directors have full access to management and employees
Robust risk oversight
Code of Business Conduct and Ethics
Active, annual, director-led stockholder engagement program

(1)
Abraham Ceesay was not renominated to stand for reelection to the board, but will remain on the board, the Audit Committee and the People & Compensation Committee, in each case, through the Annual Meeting. Mark Kronenfeld was not renominated to stand for reelection to the board, but will remain on the board, the People & Compensation Committee, the Science & Technology Committee, and as chair of the Nominating, Governance & Sustainability Committee, in each case, through the Annual Meeting. Thomas Wiggans is a Class III director nominee. Assuming the board’s three highly qualified director nominees are elected to the board at the Annual Meeting, 8 of our 9 directors continuing in office will be independent (with the exception of the chief executive officer), including all members of each committee.

CORPORATE SOCIAL RESPONSIBILITY
PUTTING OUR PEOPLE FIRST
As Pacira works to transform the lives of patients, we maintain the highest standards of responsible business practices and safe pain management across our innovative pipeline and operations. We ensure patient safety by beginning from within, where we strive to create a safe and collaborative working environment for our talented team members to thrive and better deliver for our stakeholders. We are proud to offer a comprehensive range of benefits and tools designed to support the wellbeing of our people and their families.
We invest in our future leaders by cultivating their growth and development as we work to effectively attract, retain and develop our world-class talent, equipping them with the necessary skills needed to advance within the organization.
We offer targeted selection training for interviewers to ensure a consistent methodology applied in identifying and hiring the best candidates for open positions and offer management skills trainings in live and virtual settings, along with online courses available to all employees through our learning platform.

Pacira BioSciences, Inc. 2026 Proxy Statement | 5

2026 PROXY STATEMENT SUMMARY
Pacira is committed to cultivating a culture of inclusion, where all feel welcome and valued for their perspectives and experiences. To stay connected with our employees, we deploy numerous feedback mechanisms throughout their tenure with the organization to shape our organizational culture and to inform our people strategy.
Additional Information
Learn more about our corporate social responsibility efforts and annual Corporate Sustainability Report on the investor relations tab of our website at www.pacira.com/sustainability. The information that appears on or is accessible through our corporate website is not part of, and is not incorporated by reference into, this proxy statement.
PATIENT ACCESS, AWARENESS, & EDUCATION
Branded and Corporate Efforts
Through our product branded and corporate initiatives, we engage with patients, caretakers and healthcare providers across a variety of mediums including social media/digital channels, and consumer healthcare and trade media outreach. We partner with healthcare professionals and patients to share real-world user experience stories regarding their journeys and the impact of our non-opioid pain therapies.
Spotlighting Patient Experiences
Real-World Patient Experiences
In keeping with our commitment to keeping the patient at the center, we prioritize the development of real-world patient experiences that humanize our mission to deliver innovative, non-opioid pain therapies to transform the lives of patients.
Surgical Gateway
We were the first company to highlight the connection between surgery and opioid overprescription. We launched several national campaigns designed to raise public awareness about the risks of opioids and highlight the availability of and expanded access to non-opioid options for postsurgical pain. This included producing Gateway, an award-winning documentary that reveals how postsurgical opioid use can inadvertently lead to addiction, emphasizing the need for safer alternatives.
American Society of Anesthesiologists
In 2025, we renewed our partnership with the American Society of Anesthesiologists to support broader adoption of non-opioid pain management to improve patient care and outcomes.
Arthritis Foundation
Strategic partnerships have been instrumental in connecting us with patients, providers, and caregivers in meaningful, authentic ways that inspire trust and action. Partnering with a renowned organization like the Arthritis Foundation, we aim to elevate awareness and empower informed decision-making around safer, effective pain management.
Advocating for Non-Opioid Access in the U.S.
We believe everyone deserves access to safe pain management options. That is why we support Voices for Non-Opioid Choices, a national, nonpartisan, nonprofit coalition of more than 250 member organizations dedicated to preventing opioid addiction before it starts. Voices for Non-Opioid Choices is now the leading advocacy group on Capitol Hill for reimbursement policy reform, driving legislative changes to expand patient and provider access to qualifying non-opioid options used to treat acute pain, including the recently implemented Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act. Market research following the first year of policy implementation shows promising directional data related to increased utilization of qualifying products; changes in postsurgical

6 | investor.pacira.com

2026 PROXY STATEMENT SUMMARY
pain management protocols; and reduced reliance on opioids throughout the perioperative episode. The coalition is currently working to extend access to these qualifying non-opioids with the introduction of the NOPAIN for Veterans Act, which was introduced in the U.S. House of Representatives (H.R. 5409) in July 2025, and in the U.S. Senate (S. 3209) in November 2025.
The risks of dependency have created additional barriers, as fear of pain and addiction often deter people from pursuing necessary, life-changing surgeries. For those with chronic pain, the cycle of opioid reliance brings its own set of challenges, highlighting the urgent need for safer, more sustainable approaches to pain relief. Ending opioid reliance requires education, advocacy and patient empowerment.
CHRONIC PAIN
Pacira is driving innovation in chronic pain beginning with musculoskeletal pain and adjacencies
THE PROBLEM

Chronic pain: A public health crisis affecting nearly 1 in 4 Americans Chronic pain breakthroughs have trailed behind advances in other medical fields, creating urgent unmet patient needs
WHY IT MATTERS

Innovation is critical for treating chronic pain—Pacira is leading the way
We are advancing our exploration of novel treatments using a targeted molecular approach to address chronic pain with the goal of enhancing a patient’s return to function

THE SOLUTION

Understanding pain at the molecular level is essential to advancing patient care
Our novel high-capacity adenovirus (HCAd) platform enables locally-administered genetic medicines to boost cellular production of therapeutic proteins and to mimic the body’s natural response to disease
New product development focusing on validated mechanisms of action in need of delivery, safety, or durability enhancements

THE POTENTIAL BENEFITS

Precise, targeted treatments have the potential to transform how pain is treated
Targeted, disease-modifying treatments with safe and durable efficacy could be clinically and economically meaningful to patients and the healthcare system
Pacira is at the forefront of this shift with a long history of leadership in best-in-class, locally administered, and long-acting opioid-sparing pain management

HUMAN CAPITAL
Our people are central to Pacira’s ability to execute our 5x30 strategy to drive long-term value for all stockholders. The board and management recognize that effective people management supports performance, innovation, and organizational resilience, and we regularly evaluate our workforce practices to ensure alignment with the Company’s culture, values, and business priorities.
Workforce and Programs in Place
Pacira maintains a range of programs designed to attract, develop, and retain talent. These programs include learning and professional development opportunities, leadership development and succession planning, competitive compensation and benefits, and initiatives focused on employee health, safety, and overall wellbeing.

Pacira BioSciences, Inc. 2026 Proxy Statement | 7

2026 PROXY STATEMENT SUMMARY
The People & Compensation Committee of the board and management regularly evaluate these programs to support engagement, retention, and continuity across the workforce.
The board receives periodic updates on people matters and oversees workforce-related considerations as part of its broader oversight of governance, strategy, and risk.
We also conduct annual employee engagement surveys to assess workforce sentiment, identify strengths and discover areas for improvement. Results are benchmarked to peer companies and reviewed by management, helping inform ongoing enhancements to workplace programs and people-management practices.
The Company reviews compensation practices on a periodic basis to promote internal pay equity and fairness across its workforce, and the board and the People & Compensation Committee receive updates on these reviews as part of its oversight of human capital matters.
Treating Our People Well & Pay Equity
At Pacira, one of our guiding principles is fair and equitable compensation to our employees. As part of our focus on human capital oversight and our commitment to equitable and performance-based compensation practices, we have processes in place to help ensure that employees are paid fairly and consistently for similar work, roles, levels, experience, and performance. Our compensation philosophy is also designed to reward high performance and support career growth.
Consistent with these goals, we engage an independent third-party expert to conduct a comprehensive pay equity analysis. Our most recent 2025 U.S. study confirmed that there were no statistically significant differences in pay based on race or gender.
STOCKHOLDER ENGAGEMENT
Throughout the year, we encourage our stockholders to communicate the matters most important to them. We also regularly provide stockholders and the general public with updates and other relevant information through our Investor Relations page on our corporate website under the “Investors” section of our website, which is located at www.pacira.com.
After our annual meeting of stockholders in June 2025, we were in contact with the majority of our stockholders as follows:
Stockholders Contacted	Stockholders Engaged	Independent Director Led
41 Stockholders, Representing 97.4% of Shares Outstanding	11 Stockholders, Representing 56.7% of Shares Outstanding	73% (8/11) of Stockholder Meetings Were Led by an Independent Director

8 | investor.pacira.com

2026 PROXY STATEMENT SUMMARY
Share ownership figures based on 13F filings and 44.9 million shares of common stock outstanding as of June 30, 2025.
Topics and Themes Discussed in 2025 Stockholder Outreach
Capital Allocation & Business Strategy	Corporate Governance	Executive Compensation
• Stock repurchase program • Business development • Advancing product pipeline • EXPAREL patent litigation and volume-limited settlement • Debt refinancing • Manufacturing efficiencies	• Recent board refreshment • Director commitments • Governance practices • Enhanced proxy disclosure	• 2025’s Say-on-Pay vote and our responsiveness actions • Stock plan share request • Compensation program metric choice and rationale • Peer group composition • “One-time” awards
We also hold quarterly conference calls during which management hosts a question-and-answer session following a set of prepared remarks, and we frequently participate in industry and financial conferences.
For additional details on the board’s response to the 2025 “Say-on-Pay” (as defined herein) vote outcome, see “2025 Say-on-Pay Vote & Stockholder Engagement” on page 78.
See “Communication with the Board” on page 56 for more information on how to provide us with feedback.
BOARD OF DIRECTORS OVERVIEW
The following tables provide summary information about our highly qualified directors continuing in office and director nominees(1). The board unanimously recommends that you use the BLUE proxy card to vote “FOR” ONLY each of the three highly qualified Class III director nominees recommended by our board (Christopher Christie, Samit Hirawat, and Thomas Wiggans).
Name and Principal Occupation	Age	Director Since	Independent	Other Current Public Company Boards	Committee Membership
					Audit	People & Compensation	Nominating, Governance & Sustainability	Science & Technology	Transaction
Marcelo Bigal, MD, PhD ▲ President and Chief Executive Officer, Ventus Therapeutics, Inc. Class II	56	2023		0
Laura Brege * Senior Advisor to BridgeBio Pharma, Inc.; and former Chief Executive Officer, Nodality, Inc. Class I	68	2011		3
Christopher Christie Managing Member, Christie 55 Solutions, LLC; and former Governor of the State of New Jersey Class III ◀ NOMINEE	63	2019		0
Mark I. Froimson, MD Principal, Riverside Health Advisors Class I	65	2017		1
Samit Hirawat, MD Former Chief Medical Officer; and Head of Global Drug Development, Bristol Myers Squibb Company Class III ◀ NOMINEE	57	2026		0

Pacira BioSciences, Inc. 2026 Proxy Statement | 9

2026 PROXY STATEMENT SUMMARY
Name and Principal Occupation	Age	Director Since	Independent	Other Current Public Company Boards	Committee Membership
					Audit		People & Compensation	Nominating, Governance & Sustainability	Science & Technology	Transaction
Frank D. Lee Chief Executive Officer, Pacira BioSciences, Inc. Class II	58	2024		1
Thomas Wiggans(2) Former Chief Executive Officer and co-founder, Dermira, Inc. Class III ◀ NOMINEE	74	—		2
Michael Yang Strategic Advisor to early-stage biotech companies and Former Chief Executive Officer, ViaCyte, Inc. Class I	64	2023		1
Alethia Young Advisor to Bicycle Therapeutics, Inc. Class II	47	2023		1	F
Meetings in 2025		Board―15			8	5		5	3	2
*	Independent Chair of the board	Committee Chair	Committee Member	F	Audit Committee Financial Expert

▲
Racially / Ethnically Diverse

(1)
Abraham Ceesay was not renominated to stand for reelection to the board, but will remain on the board, the Audit Committee, and the People & Compensation Committee, in each case, through the Annual Meeting. Following the Annual Meeting, the board will appoint a third audit committee member to replace Mr. Ceesay.

Mark Kronenfeld, MD was not renominated to stand for reelection to the board, but will remain on the board, the People & Compensation Committee, the Science & Technology Committee, and as chair of the Nominating, Governance & Sustainability Committee, in each case, through the Annual Meeting.
(2)
Mr. Wiggans is a Class III director nominee. Assuming he is elected to the board at the annual meeting, we anticipate that he will be appointed to the People & Compensation Committee and to the Nominating, Governance & Sustainability Committee. On February 12, 2026, Mr. Wiggans notified the board of directors of Annexon, Inc. (“Annexon”), one of the other public company boards on which he currently serves, of his intent to retire as a member of the Annexon board of directors and therefore not stand for reelection at Annexon’s 2026 annual meeting of stockholders (the “Annexon 2026 Annual Meeting”). Accordingly, Mr. Wiggans’s term as a director of Annexon will end when his current term expires at the Annexon 2026 Annual Meeting.

BOARD ATTRIBUTES
The charts below reflect certain attributes of our highly qualified directors continuing in office and director nominees as of April 15, 2026, based on self-identified characteristics. The following information excludes Abraham Ceesay and Mark Kronenfeld, neither of whom were renominated to stand for reelection to the board. Each, however, will remain on the board and the Audit Committee and People & Compensation Committee in the case of Mr. Ceesay, and the board and the People & Compensation Committee, the Science & Technology Committee, and as chair of the Nominating, Governance & Sustainability Committee in the case of Dr. Kronenfeld, in each case, through the Annual Meeting. The information also includes Thomas Wiggans, a Class III director nominee, assuming he is elected to the board at the Annual Meeting.

10 | investor.pacira.com

2026 PROXY STATEMENT SUMMARY
Board as of April 15, 2026(1)
All directors continuing in office and director nominees are independent except for Frank D. Lee, our chief executive officer.
The following charts reflect the makeup of our board as of April 15, 2026:
(1)
On February 12, 2026, Mr. Wiggans notified the board of directors of Annexon, one of the other public company boards on which he currently serves, of his intent to retire as a member of the Annexon board of directors and therefore not stand for reelection at the Annexon 2026 Annual Meeting. Accordingly, Mr. Wiggans’s term as a director of Annexon will end when his current term expires at the Annexon 2026 Annual Meeting.

Pacira BioSciences, Inc. 2026 Proxy Statement | 11

2026 PROXY STATEMENT SUMMARY
DIRECTOR SKILLS AND EXPERIENCE MATRIX
Mr. Ceesay and Dr. Kronenfeld were not renominated to stand for reelection to the board, but will remain on the board and the Audit Committee and the People & Compensation Committee, in the case of Mr. Ceesay, and the board and the People & Compensation Committee, the Science & Technology Committee, and as the chair of the Nominating, Governance and Sustainability Committee, in the case of Dr. Kronenfeld, in each case, through the Annual Meeting. Mr. Wiggans is a Class III director nominee.
The absence of a check mark below is not an indication that the director does not possess that skill or experience, instead these are the skills and experience attributes most considered by the Nominating, Governance & Sustainability Committee and the board in making nomination decisions and as part of the board succession planning process. We believe that our directors should represent a broad range of qualifications, skills, and experience in areas relevant to the oversight of the Company. Some of these critical skills are summarized below.
	Director
Skills and Experience	Bigal	Brege	Christie	Froimson	Hirawat	Lee	Wiggans	Yang	Young	Totals
Academia										3
Accounting & Finance										4
Business Development / M&A										8
Corporate Governance / Public Board Service										6
Cybersecurity & Information Technology										3
Government, Public Policy & Regulatory Affairs										4
Human Capital Management										9
Industry Experience										8
Operations, Manufacturing & Supply Chain										3
Research & Development										5
Scientific, Medical & Pharmacy										4
Senior Leadership										9

12 | investor.pacira.com

2026 PROXY STATEMENT SUMMARY
BUSINESS STRATEGY	DIRECTOR EXPERIENCE SUPPORTING OUR BUSINESS(1)	EXECUTION AND VALUE CREATION IN 2025
Patients Expanding access to non-opioid pain treatments.	100% of our directors have senior leadership experience. 89% of our directors possess industry experience.	Expanded patient access. Treated over 2.5 million patients, reinforcing our path to reach more than 3 million patients annually by 2030.
Product Revenue Driving sustained top-line growth.	89% of our directors have business development and M&A experience. 44% have accounting and finance experience.	Sustained revenue growth. Increased EXPAREL volume growth to 6.2% year-over-year (driven by second half volume growth of 8.0%), advancing toward our goal of double-digit compounded annual growth.
Profitability Operating efficiently to support long-term margin expansion.	44% of our directors have accounting and finance experience. 33% have operations, manufacturing, or supply chain experience.	Margin expansion. Achieved record GAAP and non-GAAP gross margins of 79% and 81%, respectively, and remain on track for a five-percentage-point improvement over 2024.(2)
Pipeline Advancing innovation and expanding our development portfolio.	44% of our directors have scientific, medical or pharmacy experience. 56% have research and development experience.	Clinical pipeline advancement. Progressed multiple clinical-stage programs, with key data milestones expected in 2026.
Partnerships Leveraging strategic collaborations to accelerate growth.	89% of our directors have business development and M&A experience. 67% have other public company board and governance experience.	Strategic collaborations. Expanded global commercial reach through partnerships with organizations such as Johnson & Johnson MedTech and LG Chem.

(1)
Directors continuing in office and director nominees for election at our Annual Meeting.

(2)
Non-GAAP Gross Margin is a non-GAAP financial measure. See “Appendix A—Reconciliation of U.S. GAAP to non-GAAP Financial Information” for the definition of Non-GAAP Gross Margin and a reconciliation to the most directly comparable GAAP measure.

Pacira BioSciences, Inc. 2026 Proxy Statement | 13

2026 PROXY STATEMENT SUMMARY

Academia: Significant professional experience or faculty leadership role at an academic institution related to a field of relevance to Pacira’s business.

Accounting & Finance:
Comprehensive understanding of complex financial controls, financial reporting, as well as accounting principles and audit processes, including related risks and compliance matters relevant to Pacira’s business operations.

Business Development / Mergers & Acquisitions:
Proven track record or experience overseeing successful M&A transactions that drove positive business growth, stockholder value or advanced an organization’s long-term business strategy.

Corporate Governance / Public Board Service:
Directors with previous experience serving on a public company board and/or demonstrated experience in corporate governance, including legal counsel roles or oversight roles for public companies.

Cybersecurity & Information Technology:
Experience overseeing potential risks and opportunities associated with rapidly developing technological landscape, including cybersecurity threats, information technology adoption, or management of new technologies.

Government, Public Policy, & Regulatory Affairs:
Experience in effective leadership or management over complex government relationships or regulatory affairs, including as it relates to evolving public policy that may impact Pacira’s business operations, risks, or opportunities.

Human Capital Management:
Specialized expertise in execution of human capital or talent management strategies, initiatives, or operations, including as it relates to organization-wide employee attraction, development, and retention, as well as succession planning and corporate culture.

Industry Experience: Significant experience or in-depth understanding of Pacira’s industry, including pain management, drug development, biopharmaceutical or musculoskeletal pain and adjacent areas.

Operations, Manufacturing, & Supply Chain:
Knowledge of relevant operational practices and risks associated with successful large-scale manufacturing and supply chain management over multiple product lines.

Research & Development: Extensive professional experience in the scientific research or development of drugs or treatments in the medical or pain management space.

Scientific, Medical, & Pharmacy:
Previous leadership or substantial experience in the scientific, medical and/or pharmacy industry, including as it relates to supporting drug development at all stages of its lifecycle from research to go-to-market commercialization.

Senior Leadership: Current or former executive roles at public companies or organizations of a comparable or larger size to Pacira.

14 | investor.pacira.com

2026 PROXY STATEMENT SUMMARY
EXECUTIVE COMPENSATION HIGHLIGHTS
We believe that our executive compensation program is well-structured to support our business objectives, and we also believe that our compensation programs and policies reflect a pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders.
COMPENSATION POLICIES AND PRACTICES
Things We Do
Independent People & Compensation Committee that approves all compensation for our named executive officers
Independent compensation consultant whose independence is reviewed annually by the People & Compensation Committee
Annual Say-on-Pay vote
Reasonable “double trigger” change of control benefits triggered upon a change of control followed by termination of the executive without cause or resignation for good reason
People & Compensation Committee assesses whether compensation practices increase risk-taking or risk to the Company, exercising its responsibilities under its charter and its important oversight role
Robust stock ownership guidelines for executives and directors
Pay-for-performance philosophy with majority of pay at risk
Emphasis on at-risk and long-term compensation components to further align executives with the interests of stockholders
Active, director-led stockholder engagement on governance and compensation topics
Stock ownership guidelines for CEO (6x annual base salary) and other named executive officers (3x annual base salary)
Clawback policy applicable to incentive-based compensation awards for our executive officers
Regular review of shares available for grant under equity plans, utilization, burn rates, and overhang
Things We Don’t Do
No excise tax gross-ups in connection with parachute payments in the event of a change of control
No pensions or any other enhanced benefit programs beyond those typically available to all employees
Limited perquisites
No hedging, short-sales, derivative transactions, or pledging of company stock
No stock option repricing or cash-out of underwater stock options without stockholder approval
No discounted stock option grants
No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards

Pacira BioSciences, Inc. 2026 Proxy Statement | 15

2026 PROXY STATEMENT SUMMARY
CONSIDERATION OF SAY-ON-PAY ADVISORY VOTE
•
The People & Compensation Committee believes that our historical say-on-pay vote support levels generally affirm our stockholders’ support of our approach to executive compensation.

•
However, after considering approval at 39.5% in 2025, and following our annual review of our executive compensation philosophy, the People & Compensation Committee decided certain changes to our overall approach to executive compensation may be needed and, as a result, sought stockholder feedback.

•
Based on discussions with our stockholders, we understand that a key factor behind 2025’s Say-on-Pay vote was both the Company’s stock price associated with the multi-year EXPAREL patent litigation decision that began in 2021 but was decided in August 2024, and the fact that we underwent an executive team transition to a new CEO and CFO in 2024 (whose new hire equity grants were benchmarked to industry data), along with retention grants to other named executive officers (which were also benchmarked to industry data) as part of that transition to lead the Company into its next chapter of growth. These benchmarked new hire compensation packages and retention grants will not be recurring components of executive compensation moving forward, as evidenced in this proxy statement.

•
For information on how we engaged with stockholders, what feedback we heard, and what we did in response to the feedback received, see “2025 Say-on-Pay Vote & Stockholder Engagement” on page 78. Such changes for 2026 are headlined by the introduction of performance share units and also include enhanced proxy disclosure, updates to the Company’s peer group, and changes to the weighting of goals in the Company’s corporate dashboard.

•
The People & Compensation Committee will continue to consider the outcome of our annual say-on-pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.

2025 COMPENSATION HIGHLIGHTS
•
The People & Compensation Committee approved only modest merit increases to base salary for each of our continuing named executive officers in 2025.

•
Despite a calculated 101% overall performance against the Corporate Dashboard for 2025 annual incentive bonuses, the People & Compensation Committee approved a Company factor of only 90% of target for our named executive officers, reflecting consideration of stockholder feedback and acknowledgment that achievement of below-target net product sales for the year may have negatively impacted the Company’s stock price performance.

•
The cash LTIP (as defined herein on page 76), representing 7% of target total direct compensation for our CEO and 9% of the average target total direct compensation for our other named executive officers, was achieved at 92.9% of target for 2025, based on the achievement of net revenue and Cash LTIP Adjusted EBITDA (as defined herein on page 95) goals. These goals were aligned with the roll-out of our 5x30 strategy to drive long-term value for all stockholders and our transition into an innovative biopharmaceutical company.

•
The People & Compensation Committee granted the annual equity award to our named executive officers other than Brendan Teehan in time-vested RSUs (which vest in equal annual installments over four years), to address retention needs during a period of significant business turbulence and in light of the limited retentive value of prior stock option awards, while reinforcing an ownership culture and commitment to the Company. However, as noted above, performance share units were introduced for the 2026 annual equity grant.

•
In connection with his January 2025 hiring as Chief Commercial Officer, Mr. Teehan received an equity award with a targeted mix of approximately 75% stock options and 25% RSUs and an aggregate value equal to one-and-one-half times his targeted annual equity grant opportunity, consistent with our standard new-hire practices and designed to immediately align his compensation with stockholder value creation.

2025 Equity Grant Mix
(1)
Because Shawn Cross was appointed CFO on October 21, 2024, he did not receive an equity grant in 2025 due to the fact the grant would have occurred within four months of his new hire equity awards. However, for 2025, Mr. Cross is still included in the “Other Named Executive Officer Averages” in the chart above.

16 | investor.pacira.com

2026 PROXY STATEMENT SUMMARY
Total Target Compensation Mix
These charts represent the target values granted to our CEO, Frank D. Lee and the average of our other named executive officers in 2025. To incentivize Brendan Teehan to accept his offer of employment with the Company as Chief Commercial Officer in the context of a highly competitive market, Mr. Teehan received a larger equity grant in connection with his hiring in January 2025 than will be targeted for him in subsequent years, in accordance with our standard benchmarked practice for new executive hires with initial equity grant values targeted at approximately one and one-half times the annual equity grant’s benchmarked target. Actual amounts earned can be found in “Compensation Discussion and Analysis” beginning on page 71.
(1)
Because Shawn Cross was appointed CFO on October 21, 2024, he did not receive an equity grant in 2025 due to the fact the grant would have occurred within four months of his new hire equity awards. However, for 2025, Mr. Cross is still included in the “Other Named Executive Officer Averages” in the chart above. Brendan Teehan was appointed Chief Commercial Officer on January 21, 2025. To induce Mr. Teehan to accept our offer of employment, the People & Compensation Committee granted Mr. Teehan 99,500 stock options and 54,500 RSUs (a target grant value mix of 75% options and 25% RSUs) in accordance with our standard, benchmarked practice for new executive hires with the primary objective being to align his compensation arrangement with stockholder value creation.

Pacira BioSciences, Inc. 2026 Proxy Statement | 17

BACKGROUND TO THE SOLICITATION

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

Background to the Solicitation
BACKGROUND TO THE SOLICITATION
The following is a summary of significant contacts between the Company and DOMA Perpetual beginning in September 2023 through the date of this proxy statement, in addition to certain other matters that may provide context. This summary does not purport to catalogue every conversation of or between members of the board, the Company’s management and the Company’s advisors, and representatives of DOMA Perpetual and its advisors relating to its solicitations.
The Company’s management team and members of the board regularly engage with the Company’s stockholders to discuss the Company’s business, strategy, operations, and capital allocation policy in an effort to drive growth and value creation for all of the Company’s stockholders. The Company’s stockholder engagement program, including the timing of its interactions with DOMA Perpetual and the content discussed during such interactions, is structured to comply with applicable SEC rules and regulations, including Regulation FD. Members of the Nominating, Governance & Sustainability Committee and the board also regularly discuss board composition and the Company’s governance, including in response to stockholder feedback.
2025 Nominations
On September 20, 2023, Charles A. Reinhart, III, the Company’s then-Chief Financial Officer, and Susan Mesco, the Company’s Vice President of Investor Relations, met virtually with Pedro Escudero, the Chief Executive Officer and Chief Investment Officer of DOMA Perpetual, following a request from Mr. Escudero for a discussion with management. Ms. Mesco had previously met or spoken with Mr. Escudero a total of three times in 2019, when Mr. Escudero was at DPM Capital Management.
On September 26, 2023, the Company issued a press release announcing that David Stack would retire from his role as Chairman and Chief Executive Officer of the Company and that Mr. Stack would remain in his current role until a new Chief Executive Officer was appointed by the board, which was conducting a search.
On September 28, 2023, DOMA Perpetual sent a letter to the board. The letter noted that DOMA Perpetual was concerned with the operation of the Company’s business and the board’s capital allocation practices and urged the Company to start quickly an opportunistic and aggressive share buyback while foregoing any acquisition transactions. In the email, Mr. Escudero requested an urgent call with Mr. Stack and Paul Hastings, then the lead independent director of the board.
On October 10, 2023, the Company issued a press release announcing the appointment of four new independent directors to the board, Marcelo Bigal, Abraham Ceesay, Michael Yang, and Alethia Young, effective immediately. As discussed in more detail in “Corporate Governance Board Matters—Recent Board Refreshment,” the appointments were part of the Company’s ongoing board refreshment process and followed the engagement of an executive recruiting firm retained by the Nominating, Governance & Sustainability Committee that helped identify, evaluate, and conduct due diligence on potential director candidates.
Between October 2023 and December 2023, Mr. Hastings, Mr. Stack, and Ms. Mesco met with Mr. Escudero, either virtually or in person, on three occasions. During this time, Mr. Escudero and certain of these individuals also exchanged emails. In the meetings and in his emails, Mr. Escudero shared his views that the Company should provide a 3-year plan, set quantifiable goals for the next Chief Executive Officer to execute, pursue a share buyback in the range of $300 million to $400 million, and not pursue any acquisition transactions in the near term.
On December 21, 2023, the Company issued a press release announcing the appointment of Frank D. Lee as Chief Executive Officer and a member of the board, effective January 2, 2024, and the retirement of Mr. Stack from his roles as Chief Executive Officer and Chairman of the board, effective January 1, 2024. The Company also announced that, in connection with Mr. Stack’s retirement, the board had elected Mr. Hastings as independent chair of the board, effective January 2, 2024.

Pacira BioSciences, Inc. 2026 Proxy Statement | 19

Background to the Solicitation
On March 7, 2024, Mr. Lee, Mr. Reinhart, and Ms. Mesco met virtually with Mr. Escudero. Mr. Lee outlined his priorities for the Company.
During April 2024, Mr. Escudero, on behalf of DOMA Perpetual, sent various emails to Mr. Hastings and Mr. Lee as well as a letter to the board criticizing the Company’s stock price and capital allocation strategy, urging the board to immediately begin a substantial share buyback, and stating that if the necessary steps were not taken to generate stockholder value, DOMA Perpetual would publicly push for change. During this time, Mr. Lee, Ms. Mesco and Mr. Escudero exchanged emails to schedule an in-person meeting following the Company’s next quarterly earnings release.
On May 7, 2024, the Company reported its first quarter 2024 earnings results and announced that its board approved the authorization to repurchase up to $150 million in shares with a term through December 31, 2026.
On May 13, 2024, Mr. Lee, Mr. Reinhart, and Ms. Mesco had dinner with Mr. Escudero in Parsippany, New Jersey. They discussed capital allocation and share buybacks.
On July 24, 2024, DOMA Perpetual sent a letter to the board, and Mr. Escudero called Ms. Mesco. In the letter, DOMA Perpetual stated its views that the board should immediately approve a tender offer for 15% of the Company’s then-outstanding shares, that all cash and free cash flow should be spent on defending intellectual property, growing the EXPAREL franchise and buying back stock, and that the Company should not engage in any acquisition transactions for the next several years. In his call to Ms. Mesco, Mr. Escudero also conveyed his view that there was a lack of education in the market regarding the Company’s U.S. patent litigation for EXPAREL (the “Patent Litigation”) and that the Company should discuss this on its second quarter 2024 earnings call and that the Company should host an analyst event once the Patent Litigation was resolved to provide three-year goals.
On July 30, 2024, the Company reported its second quarter 2024 earnings results.
In early August 2024, Mr. Escudero and Ms. Mesco exchanged emails regarding Mr. Escudero’s requests for a meeting regarding DOMA Perpetual’s last letter and the Company’s plans to update stockholders on the anticipated opinion of the U.S. District Court for the District of New Jersey (the “court”) in the Patent Litigation. This was the Company’s first patent litigation with respect to EXPAREL.
On August 9, 2024, the court ruled against the Company in the Patent Litigation and the Company issued a press release commenting on the ruling from the court. Also on August 9, 2024, Ms. Mesco emailed Mr. Escudero to set up a call for the following business day, August 12, 2024, with Ms. Mesco and Anthony Molloy, the Company’s Chief Legal and Compliance Officer. Mr. Escudero requested a separate call with Mr. Lee. Mr. Escudero also called Ms. Mesco to convey that he wanted the Company to begin repurchasing stock the following Monday, August 12, 2024, with a goal of repurchasing 50% of the then-outstanding common stock of the Company.
On August 11, 2024, Mr. Escudero sent Mr. Lee an email stating his view that, in light of recent events related to the Patent Litigation and the related significant decline in the Company’s stock price, the Company should complete its existing $150 million share repurchase authorization with maximum urgency.
On August 12, 2024, Mr. Molloy and Ms. Mesco met virtually with Mr. Escudero and an intellectual property litigator representing DOMA Perpetual. During the meeting, Mr. Molloy explained the court’s opinion and discussed the Company’s patent portfolio and Mr. Escudero shared his views on the Patent Litigation and capital allocation and requested a call with Mr. Lee. Also on August 12, 2024, Mr. Escudero reiterated via email to Ms. Mesco his request for a call with Mr. Lee, stating that there was a crisis of confidence with investors and that it was very important he connect with Mr. Lee soon. Ms. Mesco subsequently scheduled a call with Mr. Lee for August 29, 2024.
On August 19, 2024, DOMA Perpetual sent a letter to the board stating that DOMA Perpetual and its owners controlled about 4% of the Company’s stock and that present circumstances, including the decline in the Company’s stock price, had resulted in DOMA Perpetual evaluating its options for taking a public stance in the near future. The letter stated DOMA Perpetual’s views that the Company should settle the Patent Litigation, return

20 | investor.pacira.com

Background to the Solicitation
$200 million to investors immediately in the form of share buybacks and issue a new, larger buyback authorization of $300 million, overhaul its communications with the public, and that board members and management should cease selling shares.
On August 29, 2024, Mr. Lee and Ms. Mesco met virtually with Mr. Escudero. During the meeting, Mr. Escudero shared his perspectives on the Patent Litigation, called for the Company to repurchase shares, and shared his views on the three-year guidance that he believed the Company should announce to investors in November 2024. Mr. Escudero also requested a call with Mr. Hastings and stated that he would launch a public campaign against the Company if he was not granted this meeting.
On September 25, 2024, DOMA Perpetual sent a letter to the board, that stated that DOMA Perpetual and its owners controlled about 4% of the Company’s stock and argued that the Company should aggressively buy back stock, including completing the existing share repurchase authorization prior to third quarter 2024 earnings and approve a new share repurchase program in the fourth quarter of 2024. DOMA Perpetual also released the letter publicly via press release.
Following delivery of the letter on September 25, 2024, Mr. Escudero corresponded with Ms. Mesco via email, requesting an in-person meeting with Mr. Lee following announcement of the Company’s third quarter 2024 earnings. Ms. Mesco scheduled a virtual meeting with members of Company management for November 7, 2024, immediately following the earnings announcement, and an in-person meeting with members of Company management to take place on December 3, 2024.
On October 21, 2024, the Company issued a press release announcing the appointment of Shawn M. Cross as Chief Financial Officer of the Company.
On November 6, 2024, the Company reported its third quarter 2024 earnings results.
On November 7, 2024, Mr. Lee, Mr. Cross, Kristen Williams, the Company’s Chief Administrative Officer and Secretary, and Ms. Mesco met virtually with Mr. Escudero. During the meeting, Mr. Escudero stated that he expected the Company to announce a $200 million share repurchase, settle the Patent Litigation, and not engage in any acquisition transactions, and if these demands were not met DOMA Perpetual would launch a proxy contest.
On November 12, 2024, Mr. Escudero sent an email to Mr. Lee and Mr. Hastings stating that DOMA Perpetual would likely increase its ownership position in the Company and that DOMA Perpetual believed large and aggressive share buybacks should be undertaken immediately. Mr. Escudero further stated that if a settlement of the Patent Litigation did not occur in the next couple of weeks, DOMA Perpetual would jumpstart the process to nominate several candidates for election to the board. Mr. Lee replied stating that he looked forward to seeing Mr. Escudero on December 3, 2024.
On December 3, 2024, Mr. Lee, Mr. Cross, and Ms. Mesco had breakfast with Mr. Escudero in New York City. They discussed capital allocation, including share buybacks, the Company’s patents and the Patent Litigation, and governance, among other topics. During the meeting, Mr. Lee asked Mr. Escudero to opine on what Mr. Escudero would consider a good settlement, but Mr. Escudero was unable to offer any input.
On December 11, 2024, DOMA Perpetual issued a press release announcing its intent to nominate four candidates for election at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), stating that it had hired outside legal counsel, and urging the Company to immediately commence a stock tender offer for 10 million shares and then also execute the Company’s previously approved $150 million share buyback program. After issuing the press release, DOMA Perpetual sent a copy of the press release and a private letter to the board via Ms. Mesco.
In the private letter, Mr. Escudero stated that DOMA Perpetual aimed to achieve the following goals: a major update to the Company’s capital allocation strategy; a completed settlement in the Patent Litigation; relocation

Pacira BioSciences, Inc. 2026 Proxy Statement | 21

Background to the Solicitation
of the Company’s jurisdiction of incorporation; an improved executive compensation policy; and changes to the current composition of the board. The letter also reiterated DOMA Perpetual’s call for a tender offer and share buybacks.
Between December 12, 2024 and December 20, 2024, Mr. Escudero exchanged emails with Mr. Lee, Ms. Mesco and Mr. Hastings regarding DOMA Perpetual’s latest letter and requests for a call with the independent directors.
On December 23, 2024, Mr. Escudero emailed Mr. Lee outlining certain “non-negotiable” points for the Company from DOMA Perpetual’s perspective. These matters included refinancing the Company’s debt, executing a tender offer followed by share buybacks, settling the Patent Litigation, aligning management compensation more closely with earnings growth and the Company’s stock price, and issuing guidance for 2025 and beyond. Also on December 23, 2024, Mr. Lee responded to Mr. Escudero’s email confirming receipt and stating that the Company would review Mr. Escudero’s input.
On January 10, 2025, the Company issued a press release announcing new five-year objectives to accelerate the Company’s transition into an innovative biopharmaceutical organization and drive growth and value creation for all of the Company’s stockholders (the “5x30 Plan”). The 5x30 Plan focuses on five key objectives that the Company intends to achieve by 2030:
•
Patients: More than three million patients treated per year

•
Product Revenue: Double-digit compounded annual growth rate

•
Profitability: Five percentage point gross margin improvement over 2024

•
Pipeline: Clinical pipeline expansion with five novel programs in development

•
Partnerships: Establish five partnerships including pipeline and commercial agreements

These objectives support two broad strategic priorities: accelerating growth in the Company’s strong commercial base business and advancing an innovative pipeline of potentially transformative assets, such as PCRX-201.
Also on January 10, 2025, Mr. Escudero emailed Mr. Lee and Ms. Mesco stating his views on the 5x30 Plan and urging the Company to immediately issue a tender offer for 10 million shares followed by the completion of the previously announced $150 million share authorization program. Ms. Mesco replied to Mr. Escudero noting that the Company values stockholder input and would review his feedback.
On January 30, 2025, the Company issued a press release announcing updates to the board, including that longstanding directors Mr. Hastings and Dr. Andreas Wicki had retired from the board and that Laura Brege had been appointed independent chair of the board. As a result of the director resignations, and in accordance with the Company’s governing documents, the board reclassified the membership of the board’s three director classes into classes each consisting of one-third of the total number of directors. As a result of the reclassification, Mr. Lee joined the class standing for re-election at the 2025 Annual Meeting. The Company also announced that the board had refreshed committee assignments and appointed Ms. Young to succeed Ms. Brege as chair of the Audit Committee. The board’s ongoing refreshment process is discussed in more detail in “Corporate Governance Board Matters — Recent Board Refreshment.”
On February 3, 2025, Mr. Lee and Ms. Mesco met virtually with Mr. Escudero. They discussed the 5x30 Plan, Mr. Escudero’s recent conversations with analysts covering the Company, capital allocation, the Patent Litigation, and Mr. Escudero’s willingness to run a proxy contest, which he indicated he might not undertake if the Company agreed to launch a tender offer for 10 million shares of the Company’s common stock. Mr. Lee reminded Mr. Escudero that the Company was focused on the 5x30 Plan, which is designed to drive growth and value creation for all of the Company’s stockholders. Mr. Lee also noted that the Company was not focused on driving value for just one stockholder (DOMA Perpetual) at the expense of the Company’s other stockholders.
On February 19, 2025, DOMA Perpetual sent a letter to the board, expressing disappointment in the call on February 3, 2025, criticizing Mr. Lee, the board, the Company’s stock price, capital allocation strategy and management compensation.

22 | investor.pacira.com

Background to the Solicitation
On February 20, 2025, Ms. Mesco replied to Mr. Escudero acknowledging receipt of DOMA Perpetual’s latest letter.
On February 27, 2025, the Company reported its fourth quarter and full-year 2024 earnings results and also issued a press release announcing that the Company had acquired the remaining equity stake of GQ Bio Therapeutics GmbH.
On March 13, 2025, DOMA Perpetual’s outside legal counsel delivered to the Company a notice of nomination of three directors.
On March 14, 2025, DOMA Perpetual issued a press release announcing that it had nominated three candidates to stand for election to the board at the 2025 Annual Meeting, and the Company issued a press release confirming receipt of the nominations.
Between March 18, 2025 and April 4, 2025, Ms. Williams, the Company’s outside legal counsel and DOMA Perpetual’s outside legal counsel exchanged emails regarding the Company’s offer to coordinate interviews of DOMA Perpetual’s director nominees with the Nominating, Governance & Sustainability Committee and the completion of the Company’s director and officer questionnaire by DOMA Perpetual’s director nominees.
During this time, Mr. Escudero and Ms. Mesco also exchanged emails regarding a new DOMA Perpetual letter sent to the board on March 20, 2025 regarding capital allocation, the Company’s stock price, and next steps pertaining to its director nominations.
On April 7, 2025, the Company issued a press release announcing the volume-limited settlement of the Patent Litigation.
On April 11, 2025, Mr. Lee, Ms. Brege, and Ms. Mesco met virtually with Mr. Escudero and an analyst from DOMA Perpetual. Mr. Escudero set out certain demands for the Company and stated that if the Company agreed to take these actions, DOMA Perpetual would withdraw its nominations for the 2025 Annual Meeting and not move forward with the proxy contest. The demands, among others, included that the Company invest in current commercial products based on return on investment metrics, authorize a $300 million share repurchase program through the end of 2026 and that the Company commit to margin expansion at the pre-tax income level. During the conversation, Mr. Escudero also conveyed that he was not focused on any of his director nominees actually serving on the board, but rather had initiated the proxy contest to advance these actions that he was demanding of the Company.
On April 13, 2025, Mr. Escudero sent an email to Ms. Brege, Mr. Lee, and Ms. Mesco, stating that, unless a resolution was found with the Company, DOMA Perpetual would resume public statements on April 21, 2025 but that DOMA Perpetual’s goal was to reach an agreement with the Company the next week. Mr. Escudero stated that the resolution with the Company must include the public announcement of two key programs: (1) a new $300 million share buyback program to be announced immediately and completed by the end of 2026 and (2) an explicit public commitment to margin expansion at the pre-tax income level alongside a new efficiency program focused on cost reduction.
Later on April 13, 2025, Ms. Mesco emailed Mr. Escudero asking what times he would be available for a call with Mr. Lee the following day. Later that day, the board met, with its outside legal and financial advisors present, to discuss the advisability of authorizing a new share repurchase program and the potential size of such a program, taking into account the perspectives DOMA Perpetual had shared. The board also discussed the possibility of a resolution with DOMA Perpetual in light of the board’s alignment that certain operational actions, including an increase in the share repurchase program, would be in the best interests of the Company and its stockholders and Mr. Escudero’s statement that DOMA Perpetual was focused on operational changes rather than the election of any of its director nominees.

Pacira BioSciences, Inc. 2026 Proxy Statement | 23

Background to the Solicitation
On April 14, 2025, Mr. Lee and Mr. Escudero spoke by phone. Mr. Lee indicated that the board had discussed the items that Mr. Escudero had outlined, believed that, in light of the recent volume-limited settlement of the Patent Litigation and the current macro environment, it might be the right time to increase the Company’s share repurchase authorization, and was of the view that there was a potential path to resolution of the proxy contest. Mr. Lee stated that the Company’s outside legal counsel would follow up with DOMA Perpetual’s outside legal counsel to discuss next steps.
Also on April 14, 2025, DOMA Perpetual’s outside legal counsel sent the Company a demand to inspect stockholder list materials pursuant to Section 220 of the Delaware General Corporation Law.
On April 15, 2025, the Company’s outside legal counsel held a brief call with DOMA Perpetual’s outside legal counsel. Following that call, the Company’s outside legal counsel sent a draft press release to DOMA Perpetual’s outside legal counsel, which the Company was prepared to issue in connection with a withdrawal by DOMA Perpetual of its director nominations for the 2025 Annual Meeting. From April 15, 2025 through April 17, 2025, representatives from the Company’s outside legal counsel and DOMA Perpetual’s outside legal counsel sought to negotiate a potential settlement between the Company and DOMA Perpetual. They discussed various aspects of a potential settlement, including the structure of a settlement, whether there would be a cooperation agreement, and the specific wording of a draft press release, the substance of which would announce a substantial buyback authorization and a commitment by the Company to operational efficiency and pre-tax margin expansion.
On April 16, 2025, Mr. Escudero sent an email to Ms. Brege, Mr. Lee, and Ms. Mesco, in which he stated that DOMA Perpetual was “not going to negotiate with the company” and made specific demands with respect to the press release. Mr. Escudero further stated that DOMA Perpetual was prepared to issue multiple press releases starting Monday, April 21, 2025 and that he was going on vacation for the Easter holiday on Friday, April 18, 2025, so the Company had twenty-four hours to approve the share buyback program and the language Mr. Escudero wished to see in the release.
Later on April 16, 2025, the board met, with its outside legal and financial advisors present, and following a discussion with its advisors and a review of the Company’s expected cash flow profile through the end of 2026, the Company’s expected uses of cash, the recent volume-limited settlement of the Patent Litigation and other operational developments and the current macroeconomic environment, the board authorized a new share repurchase program of $300 million with respect to the Company’s common stock, under the same terms as the authorization announced by the Company on May 7, 2024 and replacing the prior authorization, and expiring at the end of December 2026 (the “2025 Share Repurchase Authorization”). The board also authorized management to resolve the proxy contest with DOMA Perpetual via press release if the terms of the press release were in the best interests of the Company and its stockholders and accurately reflected the Company’s strategic priorities.
On April 17, 2025, based on the tenor of Mr. Escudero’s communications and Mr. Escudero’s written statements that he was not willing to engage in meaningful negotiations with respect to the language of a draft settlement release, which statements were reiterated by DOMA Perpetual’s outside legal counsel, the board determined to proceed with the issuance of a press release independent of DOMA Perpetual. The Company’s press release reaffirmed Pacira’s commitment to enhancing value for all stockholders and the 5x30 Plan, announced the 2025 Share Repurchase Authorization and expressed the Company’s commitment to efficiency and margin expansion at the pre-tax net income level, which actions the board believed to be in the best interests of all stockholders.
Following the issuance of the Company’s press release on April 17, 2025, Mr. Escudero sent an email to Ms. Brege, Mr. Lee, and Ms. Mesco stating “Very poor choice Frank! Enjoy your weekend, I am sure you and the Board will be very busy starting next week.”
On April 21, 2025, DOMA Perpetual issued a press release announcing that it supported the 2025 Share Repurchase Authorization. Later, on April 21, 2025, DOMA Perpetual withdrew its notice of nomination.

24 | investor.pacira.com

Background to the Solicitation
2026 Nominations
On May 8, 2025, the Company reported its first quarter 2025 earnings results.
On May 9, 2025, DOMA Perpetual sent a letter to the board regarding capital allocation, the Company’s stock price and its belief that the Company should repurchase a minimum of 20% of the Company’s outstanding shares before year end. DOMA Perpetual also stated that if its demands were not met before the end of the year, it would push to remove Mr. Lee from his position.
On June 10, 2025, Mr. Escudero sent an email to Ms. Mesco in which he requested a call with Mr. Lee and noted that he was increasing his ownership stake in the Company and wanted to improve his relationship with the Company. The call was subsequently scheduled for August 6, 2025, following the release of the Company’s second quarter 2025 earnings results.
On August 5, 2025, the Company reported its second quarter 2025 earnings results.
On August 6, 2025, Mr. Lee, Mr. Cross and Ms. Mesco met virtually with Mr. Escudero. During the meeting, Mr. Escudero gave a presentation summarizing the Company’s stock performance and analysts’ earnings forecasts in addition to requesting that the remaining amounts under 2025 Share Repurchase Authorization be executed promptly. Mr. Lee also discussed the 5x30 Plan.
Also, on August 6, 2025, Mr. Escudero sent an email to Ms. Brege and Ms. Mesco in which he requested a meeting with Ms. Brege and the independent directors and attached the presentation he gave to Mr. Lee, Mr. Cross and Ms. Mesco earlier that day. Ms. Mesco replied to confirm receipt and that a summary of the meeting earlier in the day and the presentation had been shared with the board.
On August 8, 2025, DOMA filed a Schedule 13D with the SEC reporting beneficial ownership of 2,698,618 (or 5.7% of the then-outstanding) shares of the Company’s common stock.
On August 15, 2025, in response to a request by Mr. Escudero, Ms. Mesco met virtually with Mr. Escudero. During the meeting, Mr. Escudero requested a separate meeting with Mr. Cross and the independent directors, noted that he was increasing his ownership stake in the Company and wanted to improve his relationship with the Company. Mr. Escudero also reiterated his thoughts on the Company’s strategy and desire for the Company to accelerate the execution of the 2025 Share Repurchase Authorization.
On September 8, 2025, Mr. Cross and Ms. Mesco met virtually with Mr. Escudero. During the meeting, Mr. Escudero criticized the Company’s performance and operations and noted that he was increasing his ownership stake in the Company and wanted to improve his relationship with the Company. Mr. Escudero also reiterated his thoughts on the Company’s strategy and desire for the Company to accelerate the execution of the 2025 Share Repurchase Authorization.
On October 6, 2025, DOMA Perpetual sent a letter to board regarding capital allocation and a request to meet with the Chair of the board and other independent directors.
October 7, 2025, Ms. Mesco sent an email to Mr. Escudero to confirm receipt of his most recent letter, in which she noted that the letter had been shared with board and offered a call with Mr. Cross and herself following the release of the Company’s third quarter 2025 earnings results and offered to schedule a call with the independent directors during the fourth quarter of 2025, in line with the Company’s typical stockholder engagement program. Ms. Mesco also noted that she would share any new information provided by Mr. Escudero with the board.
On October 8, 2025, Mr. Escudero sent an email to Ms. Mesco in which he expressed his frustration that he could only meet with the independent directors after earnings are released.
On October 9, 2025, Ms. Mesco sent an email to Mr. Escudero in which she again offered the calls offered in her October 7, 2025 email and reiterated that she would share any new information provided by Mr. Escudero with the board.

Pacira BioSciences, Inc. 2026 Proxy Statement | 25

Background to the Solicitation
On October 9, 2025, Mr. Escudero sent an email to Ms. Mesco in which he declined Ms. Mesco’s offer of a call with Mr. Cross. Mr. Escudero also demanded the board’s time and for attention to be given to him.
On October 21, 2025, the Company issued a press release announcing that it had been notified of two separate filings of an Abbreviated New Drug Application with the U.S. Food and Drug Administration, each for a product claiming to be a generic of EXPAREL (together, the “ANDA Filings”).
Later, on October 21, 2025, Mr. Escudero sent various emails to Ms. Mesco in which he requested that, among other things, the Company hold an analyst and investor call to discuss the ANDA Filings and fully deploy the 2025 Share Repurchase Authorization immediately. Mr. Escudero also requested a meeting with the board. That same day, Ms. Mesco replied to Mr. Escudero’s email, in which she again offered the calls offered in her October 7, 2025 email and reiterated that she would share any new information provided by Mr. Escudero with the board.
On October 27, 2025, Mr. Escudero sent multiple emails to Ms. Brege in which he requested a meeting with the independent directors. Mr. Escudero stated that, among other things, he had no interest in further discussions with the Company’s management.
On October 28, 2025, Ms. Mesco sent an email to Mr. Escudero on behalf of Ms. Brege, which included a note from Ms. Brege that offered a meeting with her and Mr. Lee as well as an offer to meet following the release of the Company’s third quarter 2025 earnings results.
On October 30, 2025, Mr. Escudero and Ms. Mesco exchanged emails regarding a meeting to be scheduled for November 25, 2025 among Mr. Escudero, Eric de Armas, the Chief Financial Officer and Chief Compliance Officer of DOMA Perpetual, Ms. Brege, Michael Yang, an independent director, and Ms. Mesco.
On November 6, 2025, the Company reported its third quarter 2025 earnings results.
On November 10, 2025, Mr. de Armas sent a letter to the board and DOMA filed a Schedule 13D/A with the SEC reporting beneficial ownership of 2,936,794 (or 6.8% of the then-outstanding) shares of the Company’s common stock and DOMA Perpetual issued a press release. In such materials, DOMA stated that the board should immediately engage an investment bank and conduct a formal sales process for the Company.
On November 25, 2025, Ms. Brege, Mr. Yang, Ms. Mesco, Mr. Escudero and Mr. de Armas met virtually. During the meeting, Mr. Escudero criticized the Company’s performance and operations, reiterated his thoughts on the Company’s strategy and demands for the Company to, among other things, announce a formal sales process for the Company, accelerate the execution of the 2025 Share Repurchase Authorization and cost cutting and end the 5x30 Plan. Mr. Escudero also threatened to launch an investigation based on accusations of gross negligence.
On December 10, 2025, DOMA Perpetual sent a letter to the board in which it stated that it stated that it may investigate the directors for gross negligence, criticized the Company’s litigation and intellectual property strategy and reiterated that the board should publicly announce the formation of an independent committee to explore selling the Company.
On December 30, 2025, DOMA Perpetual issued a press release and on January 2, 2026, DOMA filed a Schedule 13D/A with the SEC reporting beneficial ownership of 2,936,794 (or 6.8% of the then-outstanding) shares of the Company’s common stock. In such materials, DOMA (excluding John Templeton Foundation, which noted that it was not making or sponsoring the director nominations) announced that it intended to nominate three independent director candidates for election to the board at the Annual Meeting.
On January 9, 2026, Mr. Escudero sent an email to Ms. Brege and Mr. Yang, copying Ms. Mesco, in which he stated that the board would be receiving a letter from DOMA Perpetual’s outside legal counsel, again threatened potential legal action against the board by stating “I hope you don’t choose the proxy fight and potential exposure to personal legal liability,” criticized the Company’s litigation and intellectual property strategy and reiterated his desire for the Company to be sold.
On January 22, 2026, DOMA Perpetual’s outside legal counsel sent a letter to the board on behalf of DOMA Perpetual in which it criticized the Company’s litigation, intellectual property and capital allocation strategies

26 | investor.pacira.com

Background to the Solicitation
and asserted breaches of fiduciary duty. The letter also demanded that the board (1) accept DOMA Perpetual’s nominees as the only nominees to the board at the Annual Meeting and (2) form a subcommittee to be led by the three DOMA Perpetual nominees to initiate a public process to explore a sale of the Company.
On January 28, 2026, the Company announced that the board had appointed Dr. Samit Hirawat to the board, to serve as a Class III director, effective immediately. The appointment was part of the Company’s ongoing board refreshment process and followed the engagement of an executive recruiting firm retained by the Nominating, Governance & Sustainability Committee that helped identify, evaluate, and conduct due diligence on potential director candidates.
On January 29, 2026, Mr. Escudero sent an email to Ms. Brege and Mr. Yang in which he noted that DOMA Perpetual could increase its position in the Company. Mr. Escudero also again threatened potential legal action against the board and stated that “[w]e will investigate as we have deep concerns and as you know gross negligence is not covered by insurance.”
On February 26, 2026, the Company reported its fourth quarter and full-year 2025 earnings results.
Later, on February 26, 2026, Mr. Escudero sent an email to Ms. Brege and Mr. Yang, in which he noted, among other things, that the Company would be receiving DOMA Perpetual’s notice of nomination of three directors.
On March 11, 2026, DOMA Perpetual’s outside legal counsel delivered a notice of nomination of three directors to the Company.
Also, on March 11, 2026, DOMA Perpetual issued a press release (which was subsequently updated on March 12, 2026) and on March 12, 2026, DOMA filed a Schedule 13D/A with the SEC reporting beneficial ownership of 2,777,794 (or 6.9% of the then-outstanding) shares of the Company’s common stock. In such materials, DOMA Perpetual (excluding John Templeton Foundation, which noted that it was not making or sponsoring the director nominations) announced the notice of nomination and called for Mr. Lee to be replaced immediately. On the same day, the Company issued a press release confirming receipt of the nominations and reaffirming the Company’s commitment to stockholder value creation.
On March 19, 2026, Mr. Escudero sent an email to Ms. Brege and Mr. Yang, copying Ms. Mesco, which included a letter from DOMA Perpetual’s outside legal counsel to the board on behalf of DOMA Perpetual in which it, among other things, again threatened legal action against the board if a resolution was not reached by stating “you are gambling with your own personal liabilities and reputations.”
Also, on March 19, 2026, the Nominating, Governance & Sustainability Committee recommended Christopher Christie, Samit Hirawat and Thomas Wiggans for election to the board as Class III directors at the Annual Meeting. As discussed in more detail in “Corporate Governance Board Matters — Recent Board Refreshment,” the board has been engaged in an ongoing refreshment and, as part of this process, the Nominating, Governance & Sustainability Committee considers new director candidates with skills and qualities desired by the board. The nomination was part of these efforts and followed the engagement of an executive recruiting firm retained by the Nominating, Governance & Sustainability Committee that helped identify, evaluate, and conduct due diligence on potential director candidates. After meeting with numerous candidates, the Nominating, Governance & Sustainability Committee recommended that the board nominate Mr. Wiggans. Mr. Wiggans is a seasoned biopharmaceutical executive with more than 40 years of leadership across commercial operations, business development and mergers and acquisitions, manufacturing and supply chain, and public company governance, including serving as CEO of multiple companies with successful strategic exits.
That same day, the board, upon recommendation of the Nominating, Governance & Sustainability Committee, nominated each of Messrs. Christie and Wiggans and Dr. Hirawat for election to the board as Class III directors at the Annual Meeting. As a result of the foregoing, Mr. Abraham Ceesay and Dr. Mark Kronenfeld were recommended to not be renominated for reelection to the board.
Later, on March 19, 2026, the Company’s outside legal counsel emailed DOMA Perpetual’s outside legal counsel requesting that DOMA Perpetual’s director nominees complete the Company’s director and officer questionnaire to permit the appropriate consideration of DOMA Perpetual’s nominees by the board.

Pacira BioSciences, Inc. 2026 Proxy Statement | 27

Background to the Solicitation
On April 1, 2026, DOMA Perpetual’s outside legal counsel emailed the completed director and officer questionnaires to the Company’s outside legal counsel.
On April 2, 2026, Mr. Lee and Ms. Brege interviewed Mr. Curtis and Dr. Dennis separately. Despite multiple requests by the Company’s outside legal counsel on behalf of the Company, Mr. de Armas did not submit his availability to be interviewed.
On April 6, 2026, the board held a meeting, with its outside legal and financial advisors present, at which Mr. Lee and Ms. Brege reported on their interviews with Mr. Curtis and Dr. Dennis. The board discussed DOMA Perpetual’s nominees and their qualifications. Following such discussion, the Nominating, Governance & Sustainability Committee reaffirmed its recommendation of each of Messrs. Christie and Wiggans and Dr. Hirawat.

28 | investor.pacira.com

CORPORATE GOVERNANCE AND BOARD MATTERS

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

Corporate Governance and Board Matters
CORPORATE GOVERNANCE AND BOARD MATTERS
PROPOSAL 1:
Election of Class III Directors

The board unanimously recommends using the BLUE proxy card or BLUE voting instruction form to vote FOR ONLY the election of each of the board’s highly qualified Class III director nominees: Christopher Christie, Samit Hirawat, and Thomas Wiggans.

BOARD COMPOSITION
Our board currently consists of ten members. Effective as of immediately following the Annual Meeting, both the size of the board and the authorized number of directors will be reduced from ten to nine. Our directors hold office until their successors have been duly elected and qualified or until the earlier of their resignation or removal.
In accordance with the terms of our amended and restated certificate of incorporation (as amended to date, our “Certificate of Incorporation”) and our third amended and restated bylaws (our “Bylaws”), our board is divided into three classes: Class I, Class II, and Class III, with each class serving staggered three-year terms. Each class is required to consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
The current members of the classes are divided as follows:
CLASS I	CLASS II	CLASS III
Terms Expiring at the Annual Meeting in 2027	Terms Expiring at the Annual Meeting in 2028	Terms Expiring at the Annual Meeting in 2026
• Laura Brege • Mark Froimson • Michael Yang	• Marcelo Bigal • Frank Lee • Alethia Young	• Abraham Ceesay(1) • Christopher Christie • Samit Hirawat • Mark Kronenfeld(1)

(1)
Abraham Ceesay was not renominated to stand for reelection to the board, but will remain on the board, the Audit Committee, and the People & Compensation Committee, in each case, through the Annual Meeting. Dr. Mark Kronenfeld was not renominated to stand for reelection to the board, but will remain on the board, the People & Compensation Committee, the Science & Technology Committee, and as chair of the Nominating, Governance & Sustainability Committee, in each case, through the Annual Meeting. Assuming Thomas Wiggans is elected at the Annual Meeting, he will become a Class III director.

The current authorized number of directors is ten. Our Certificate of Incorporation and our Bylaws provide that the authorized number of directors may be changed only by resolution of the board. Effective as of immediately following the Annual Meeting, both the size of the board and the authorized number of directors will be reduced from ten to nine. Our Certificate of Incorporation and Bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be

30 | investor.pacira.com

Corporate Governance and Board Matters
entitled to cast in an annual election of directors, and that any vacancy on our board, including a vacancy resulting from an enlargement of our board, may be filled only by vote of a majority of our directors then in office.
The highly qualified nominees proposed by our board have consented to serve as directors of Pacira if elected. However, if any of the highly qualified nominees proposed by our board becomes unavailable to serve before the Annual Meeting, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by our board.
As described above, DOMA Perpetual Capital Management LLC (“DOMA Perpetual”), which is affiliated with certain other persons and entities identified in DOMA Perpetual’s proxy solicitation materials filed with the United States Securities and Exchange Commission (the “SEC”) (collectively, “DOMA”), has notified Pacira that is has nominated Oliver Benton Curtis III, Eric de Armas, and Christopher Dennis for election as directors at the Annual Meeting (the “Opposed DOMA Nominees”) in opposition to the three highly qualified Pacira director nominees recommended by our board. As a result, assuming the Opposed DOMA Nominees have not been withdrawn by DOMA, the election of directors will be considered a contested election under Section 1.9 of our Bylaws. Due to such contested election, all director nominees will be elected by a plurality of votes cast. This means that the three nominees receiving the greatest number of votes cast “FOR” their election will be elected. Any shares not voted “FOR” a particular director nominee as a result of a “WITHHOLD” vote, failure to vote or a broker non-vote (as described herein) will not be counted in that director nominee’s favor and will not otherwise affect the outcome of the election (except to the extent they otherwise reduce the number of shares voted “FOR” such director nominee).
The board does NOT endorse the Opposed DOMA Nominees and unanimously recommends that you use the BLUE proxy card or BLUE voting instruction form to vote “FOR” only each of the highly qualified Pacira director nominees recommended by the board (Christopher Christie, Samit Hirawat, and Thomas Wiggans). The board strongly urges you to DISREGARD any materials sent to you by DOMA, including any white proxy card or white voting instruction form, and NOT to vote using any white proxy card that may be sent to you by DOMA. Voting to “WITHHOLD” with respect to any of the Opposed DOMA Nominees on any white proxy card or white voting instruction form sent to you by DOMA is not the same as voting for the three highly qualified Pacira director nominees, because any vote on the white proxy card or white voting instruction form will revoke any BLUE proxy card or BLUE voting instruction form you may have previously submitted. If you have already voted using a white proxy card sent to you by DOMA, you have every right to change your vote and we strongly urge you to revoke that proxy by voting in favor of the board’s three highly qualified nominees by following the instructions set forth on the BLUE proxy card or BLUE voting instruction form to vote by Internet or telephone, or by marking, dating, signing, and returning the enclosed BLUE proxy card or BLUE voting instruction form by mail in the postage-paid return envelope provided. Only the latest dated, validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, D.F. King & Co. Stockholders may call +1 (800) 714-3310 (toll-free from the U.S. and Canada); banks and brokers, and those outside the U.S and Canada, may call collect at +1 (646) 981-1286; or you can email PCRX@dfking.com.
Although the Company is required to include all nominees for election on its universal proxy card, for additional information regarding the Opposed DOMA Nominees, including the information required by Item 7 of Schedule 14A and any other related information, please refer to DOMA’s proxy statement, which is accessible without cost at www.sec.gov. Pacira is not responsible for the accuracy or completeness of any information provided by or relating to DOMA or the Opposed DOMA Nominees contained in solicitation materials filed or disseminated by or on behalf of DOMA or any other statements DOMA may make.
In the event that DOMA withdraws its nominees, abandons its solicitation, or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still use a BLUE proxy card or BLUE voting instruction form to submit a later-dated vote by the Internet, telephone, or mail. In the event that DOMA withdraws its nominees, abandons its solicitation, or fails to comply with the universal proxy rules, any votes

Pacira BioSciences, Inc. 2026 Proxy Statement | 31

Corporate Governance and Board Matters
cast in favor of DOMA’s candidates will be disregarded and not be counted, whether such vote is provided on Pacira’s BLUE proxy card or BLUE voting instruction form or DOMA’s white proxy card or white voting instruction form.
If you are a stockholder of record and submit a validly executed BLUE proxy card but do not specify how you want to vote your shares with respect to the election of directors, then your shares will be voted in line with the board’s recommendation with respect to the proposal, i.e., “FOR” the three highly qualified nominees recommended by the board and named in this proxy statement. You are permitted to vote for fewer than three nominees for director. If you vote for fewer than three nominees for director, your shares will only be voted “FOR” those nominees you have so marked. However, if you are a stockholder of record and submit a validly executed BLUE proxy card but vote “FOR” more than three nominees, all of your votes with respect to the election of directors will be invalid and will not be counted. It is therefore important that you do not vote “FOR” more than three nominees so that your vote with respect to this item is counted. If you are a beneficial holder and properly mark, sign, date, and return your BLUE voting instruction form or use your BLUE voting instruction form via the Internet, your shares will be voted as you direct your bank or broker. However, if you sign, date, and return your BLUE voting instruction form but do not specify how you want your shares voted with respect to the election of directors, they will be voted in line with the board’s recommendation with respect to the proposal, i.e., “FOR” the three highly qualified nominees recommended by the board and named in this proxy statement. You are permitted to vote for fewer than three nominees for director. If you vote for fewer than three nominees for director, your shares will only be voted “FOR” those nominees you have so marked. However, if you are a beneficial holder and you vote “FOR” more than three nominees on your BLUE voting instruction form, all of your votes with respect to the election of directors will be invalid and will not be counted. It is therefore important that you provide specific instructions to your broker or bank regarding the election of directors so that your vote with respect to this item is counted.
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, D.F. King & Co, Inc. Stockholders may call +1 (800) 714-3310 (toll-free from the U.S. and Canada); banks and brokers, and those outside the U.S and Canada, may call collect at +1 (646) 981-1286; or you can email PCRX@dfking.com.

32 | investor.pacira.com

Corporate Governance and Board Matters
NOMINEES FOR ELECTION
CLASS III DIRECTOR NOMINEES RECOMMENDED BY THE BOARD AND STANDING FOR ELECTION
Biographical information for our directors who were nominated by the board upon the recommendation of our Nominating, Governance & Sustainability Committee for election at the Annual Meeting is set forth below.

AGE: 63
COMMITTEES
•
Nominating, Governance & Sustainability

OTHER DIRECTORSHIPS
•
Saker Holdings
(since 2019)

•
New York Mets
(since 2021)

•
Tenneco
(since 2024)

SKILLS AND EXPERIENCE
•
Academia

•
Government, Public Policy & Regulatory Affairs

•
Human Capital Management

•
Industry Experience

•
Senior Leadership

CHRISTOPHER CHRISTIE, ESQ.	INDEPENDENT DIRECTOR since September 2019

KEY EXPERIENCE AND QUALIFICATIONS
Governor Christie contributes extensive expertise in regulatory affairs, public policy, public health leadership, and government relations to the board.
•
As a public thought leader on combating the opioid crisis and former Chair of the U.S. Opioid and Drug Abuse Commission, offers deep insights into pressing public health issues and key stakeholders, particularly in the areas of opioid-alternative pain management treatments.

•
Expertise in public health policy provides invaluable perspective in shaping the Company’s strategy around healthcare reforms, pricing policies, and improving patient access to treatment.

•
As a current public policy consultant, advises businesses on a wide range of complex, strategic regulatory challenges at the state, federal, and international levels.

BACKGROUND AND CAREER HIGHLIGHTS:
Christie 55 Solutions, a government and public policy consulting firm
•
Managing Member (since 2018)

Yale University
•
Senior Fellow, Jackson School of Global Affairs (since 2024)

55th Governor of the State of New Jersey
(2010-2018)
U.S. Opioid and Drug Abuse Commission, Chair (2017)
United States Attorney of the State of New Jersey (2002-2008)
EDUCATION:
•
B.A., University of Delaware

•
JD, Seton Hall University School of Law

REASONS FOR NOMINATION

The board believes Governor Christie is well suited to serve as a director at this time because:
•
His deep expertise in government, public policy, regulatory affairs, and public health leadership is highly relevant as Pacira operates in a complex and constantly evolving healthcare and regulatory environment.

•
His experience as Chair of the U.S. Opioid and Drug Abuse Commission provides valuable perspective on public health priorities, stakeholder expectations, and policy considerations related to alternative pain management approaches, and other legislative matters Pacira may undertake as we look to expand patient access and further advance non-opioid pain management therapies.

•
His background supports the board’s oversight of regulatory risk, healthcare reform, pricing dynamics, and patient access considerations impacting the Company’s 5x30 strategy to drive long-term value for all stockholders.

•
His leadership of organizations under significant public and regulatory scrutiny, combined with deep litigation and public-policy experience as a former U.S. Attorney and the 55th Governor of the State of New Jersey, strengthens the board’s independent judgment and oversight.

Pacira BioSciences, Inc. 2026 Proxy Statement | 33

Corporate Governance and Board Matters

AGE: 57
COMMITTEES
•
Science & Technology

OTHER DIRECTORSHIPS
•
Board of Trustees, Penn Medicine, University of Pennsylvania
(since 2023)

•
K-2 Therapeutics, LLC
(since 2026)

SKILLS AND EXPERIENCE
•
Business Development / M&A

•
Human Capital Management

•
Industry Experience

•
Research & Development

•
Scientific, Medical & Pharmacy

•
Senior Leadership

SAMIT HIRAWAT, MD	INDEPENDENT DIRECTOR since January 2026

KEY EXPERIENCE AND QUALIFICATIONS
Dr. Hirawat has more than 25 years of global biopharmaceutical industry experience, providing strategic and operational leadership across the full drug development lifecycle, from early clinical development through commercialization.
•
Proven track record of leading global early- and late-stage development programs across multiple therapeutic areas and modalities, with deep expertise in clinical trial design, operational execution, and worldwide regulatory submissions and approvals.

•
As Chief Medical Officer and Head of Global Drug Development at Bristol Myers Squibb, oversaw enterprise-wide development activities and contributed to the approval of 13 New Molecular Entities.

•
Extensive experience guiding complex organizations through portfolio expansion, strategic transactions, and collaborations, including leadership contributions to seven major acquisitions and numerous partnerships.

BACKGROUND AND CAREER HIGHLIGHTS:
Bristol Myers Squibb (NYSE: BMY), a global biopharmaceutical company
•
Chief Medical Officer & Head of Global Drug Development (2019-2025)

Novartis (NYSE: NVS), a global pharmaceutical company (2007-2019)
•
Roles of increasing scope and responsibility in Drug Development, most recently EVP, Head of Oncology Global Development

PTC Therapeutics (Nasdaq: PTCT), a biopharmaceutical company
•
Senior Director (2003-2007)

Pfizer (NYSE: PFE). a global biopharmaceutical company
•
Associate Director (2002-2003)

EDUCATION:
•
M.B.B.S., Sawai Man Singh Medical College, India

•
Internal Medicine Residency, North Shore University Hospital, New York

•
Medical Oncology Training, North Shore University Hospital, New York

REASONS FOR NOMINATION

The board believes Dr. Hirawat is well suited to serve as a director at this time because:
•
His deep experience across the full drug development lifecycle aligns closely with Pacira’s strategy of balancing commercial execution with continued investment in innovation and pipeline development.

•
His leadership across global clinical development and regulatory approvals—driving candidates through key development and regulatory milestones—supports the board’s oversight of our research and development strategy, clinical risk, and pipeline/portfolio prioritization.

•
His seasoned experience in transactions and collaborations, including leadership contributions to five major acquisitions and numerous partnerships, will help shape collective partnership and distributor efforts that tie directly back to our 5x30 growth strategy to drive long-term value for all stockholders.

•
His scientific, medical, and operational background strengthens the board’s collective expertise in overseeing innovation, development execution, and disciplined decision-making in a competitive biopharmaceutical environment.

34 | investor.pacira.com

Corporate Governance and Board Matters

AGE: 74
PUBLIC COMPANY BOARDS
•
Jasper Therapeutics
(since 2023)

•
Annexon Biosciences
(2017-2026)(1)

•
Pardes Biosciences
(2022-2023)

•
CymaBay Therapeutics
(2021-2024)

•
Forma Therapeutics
(2020-2022)

OTHER DIRECTORSHIPS
•
Biotechnology Innovation Organization—Founding Member (since 1993)

	THOMAS WIGGANS, MBA	INDEPENDENT DIRECTOR NOMINEE

KEY EXPERIENCE AND QUALIFICATIONS
Thomas Wiggans is a seasoned biopharmaceutical executive with more than 40 years of leadership experience across commercial operations, corporate strategy, and executive management within the global life sciences industry.
•
Proven chief executive with a strong track record of building, scaling, and leading biopharmaceutical companies, including serving as CEO of four companies with successful exits through acquisition or strategic transactions.

•
Extensive expertise across specialty pharmaceuticals and biotechnology, with deep experience spanning product commercialization, global sales and marketing, business development, and operational execution.

BACKGROUND AND CAREER HIGHLIGHTS:
Pardes Biosciences, Inc. (Nasdaq: PRDS), a clinical-stage biopharmaceutical company
•
Chairman and CEO (2022-2023)

Dermira, Inc. (Nasdaq: DERM), a biopharmaceutical company
•
Co-Founder, CEO, and Director (2010-2020)

Peplin, Inc., a specialty pharmaceutical company
•
CEO and Chairman of the Board (2007-2009)

Connetics Corporation (Nasdaq: CNCT), a dermatology pharmaceutical company
•
CEO and Director (1994-2005)

•
CEO and Chairman (2005-2006)

Cytotherapeutics, Inc. (Nasdaq: CYTO), a biotechnology company
•
COO and Director (1992-1994)

EDUCATION:
•
B.S., Pharmacy, University of Kansas

•
MBA, Southern Methodist University

SKILLS AND EXPERIENCE
• Accounting & Finance • Business Development / M&A • Cybersecurity & Information Technology • Government, Public Policy & Regulatory Affairs	• Human Capital Management • Industry Experience • Operations, Manufacturing & Supply Chain • Other Public Boards / Governance	• Research & Development • Scientific, Medical & Pharmacy • Senior Leadership

(1)
On February 12, 2026, Mr. Wiggans notified the board of directors of Annexon, one of the other public company boards on which he currently serves, of his intent to retire as a member of the Annexon board of directors and therefore not stand for reelection at the Annexon 2026 Annual Meeting. Accordingly, Mr. Wiggans’s term as a director of Annexon will end when his current term expires at the Annexon 2026 Annual Meeting.

REASONS FOR NOMINATION

The board believes Mr. Wiggans is well suited to serve as a director at this time because:
•
His track record leading and governing biopharmaceutical companies through multiple successful acquisitions by large strategic buyers provides valuable perspective as the board oversees long-term value creation and capital allocation.

•
His long-standing service on public company boards and as a founding member of the Biotechnology Innovation Organization (the leading trade organization for the biotechnology industry) brings seasoned governance judgment and an informed perspective on industry standards, policy engagement, and board effectiveness.

•
His track record advancing assets from development to global commercialization strengthens the board’s oversight of execution, scalability, and sustainable growth.

•
His deep operational background across commercialization, manufacturing, and supply chains enhances the board’s ability to oversee business performance, operational risk, and readiness for expansion or strategic transactions.

Pacira BioSciences, Inc. 2026 Proxy Statement | 35

Corporate Governance and Board Matters
DIRECTORS CONTINUING IN OFFICE
Biographical information for our directors continuing in office is set forth below.
CLASS I DIRECTORS, WITH TERMS EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS

AGE: 68
COMMITTEES
•
Nominating, Governance & Sustainability

•
Transaction, Chair

PUBLIC COMPANY BOARDS
•
Edgewise Therapeutics
(since 2020)

•
Mirum Pharmaceuticals
(since 2019)

•
Acadia Pharmaceuticals
(since 2008)

•
HLS Therapeutics
(2019-2024)

SKILLS AND EXPERIENCE
•
Accounting & Finance

•
Business Development / M&A

•
Cybersecurity & Information Technology

•
Government, Public Policy & Regulatory Affairs

•
Human Capital Management

•
Industry Experience

•
Operations, Manufacturing & Supply Chain

•
Other Public Boards / Governance

•
Senior Leadership

LAURA BREGE, MBA	INDEPENDENT CHAIR OF THE BOARD Director since June 2011

KEY EXPERIENCE AND QUALIFICATIONS
With over 35 years of leadership in pharmaceutical, biotechnology and venture capital, Ms. Brege contributes to the board’s oversight of strategic growth initiatives and capital allocation strategies. Her corporate governance experience, gained through service on public company boards, adds invaluable insights into navigating complex risks and regulatory landscapes.
•
Proven track record in leading corporate functions and teams responsible for commercialization of drugs and treatments, while effectively managing stakeholder relationships across medical, scientific and government affairs.

•
Brings substantial insights into business development and growth strategies, including board-level oversight of Portola Pharmaceuticals’ $1.4 billion acquisition by Alexion Pharmaceuticals.

•
As CFO of COR Therapeutics, oversaw the company’s rapid growth from early-stage research and development to commercially launching a successful cardiovascular drug treatment.

BACKGROUND AND CAREER HIGHLIGHTS:
BridgeBio Pharma (Nasdaq: BBIO), a clinical-stage biopharmaceutical company
•
Senior Advisor (since 2018)

Cervantes Life Science Partners, a healthcare advisory and consulting company
•
Managing Director (2015-2018)

Nodality, a biotechnology company
•
President and CEO (2012-2015)

Onyx Pharmaceuticals, an oncology focused biopharmaceutical company
•
Head of Corporate Affairs (2011)

•
COO (2010-2011)

•
EVP, CBO (2006-2010)

Red Rock Capital Management, a venture capital firm
•
General Partner (1999-2006)

COR Therapeutics, a biotechnology company focused on cardiovascular diseases
•
SVP and CFO (1991-1999)

EDUCATION:
•
B.A., Ohio University

•
MBA, University of Chicago

36 | investor.pacira.com

Corporate Governance and Board Matters

AGE: 65
COMMITTEES
•
Audit

•
Science & Technology

PUBLIC COMPANY BOARDS
•
SINTX Technologies
(2020-2025)

OTHER DIRECTORSHIPS
•
Lazurite
(since 2017)

•
Thrive
(since 2018)

SKILLS AND EXPERIENCE
•
Academia

•
Business Development / M&A

•
Human Capital Management

•
Other Public Boards / Governance

•
Research & Development

•
Scientific, Medical & Pharmacy

•
Senior Leadership

MARK I. FROIMSON, MD, MBA	INDEPENDENT DIRECTOR since June 2017

KEY EXPERIENCE AND QUALIFICATIONS
Dr. Froimson brings over 30 years of leadership experience in the healthcare industry, including nearly two decades of service as medical staff surgeon for the Cleveland Clinic Hospital, contributing significant patient experience, safety, and clinical expertise to the board’s oversight of the Company’s operational risks and treatment development opportunities.
•
As CEO of Lazurite, a medical device company providing surgical visualization tools to surgeons, is responsible for driving the company’s strategic vision and executional performance, driving the company to lead through innovation and customer focus.

•
Global operational expertise gained as Chief Clinical Officer of Trinity Health, overseeing all clinical aspects of the system’s hospitals, spanning health systems in 22 markets across numerous countries, including medical, nursing, pharmacy and informatics, where he was responsible for delivering care of the highest quality while a member of the executive leadership team in a cost effective manner, as well as providing for patient safety and payment strategies for the company.

•
Demonstrated track record of executive and medical leadership, advocacy and public policy expertise focused on delivering successful patient outcomes and building collaboration across multiple stakeholder groups, as demonstrated during leadership at the American Association of Hip and Knee Surgeons, an industry organization representing over 3,000 surgeons, helping navigate complex leadership, educational and public policy portfolios.

BACKGROUND AND CAREER HIGHLIGHTS:
Lazurite, a medical device company
•
CEO (since 2024)

•
Board Chair (since 2017)

Riverside Health Advisors, a healthcare company investment firm
•
Founder and Principal (since 2017)

American Association of Hip and Knee Surgeons, President (2017-2018)
Trinity Health, a nationwide, non-profit health care system
•
EVP and Chief Clinical Officer (2014-2017)

Euclid Hospital, a Cleveland Clinic hospital
•
President and CEO (2012-2014)

Cleveland Clinic Department of Orthopedic Surgery, an academic medical center
•
Variety of leadership positions, including staff surgeon (1999-2014)

EDUCATION:
•
B.S., Princeton University

•
M.D., Tulane University School of Medicine

•
MBA, Weatherhead School of Business at Case Western Reserve University

Pacira BioSciences, Inc. 2026 Proxy Statement | 37

Corporate Governance and Board Matters

AGE: 64
COMMITTEES
•
People & Compensation, Chair

•
Transaction

PUBLIC COMPANY BOARDS
•
Ionis Pharmaceuticals
(since 2023)

OTHER DIRECTORSHIPS
•
The Scintillon Institute
(since 2026)

•
ViaCyte
(2021-2022)

SKILLS AND EXPERIENCE
•
Business Development / M&A

•
Human Capital Management

•
Industry Experience

•
Other Public Boards & Governance

•
Senior Leadership

MICHAEL YANG	INDEPENDENT DIRECTOR since October 2023

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Yang has over 25 years of pharmaceutical and biotechnology leadership experience, contributing strategic and operational expertise to the board’s oversight of the commercial environment and drug development lifecycle.
•
Proven track record of strategic execution in pharmaceutical, medical device and diagnostic markets, with success guiding growth of products across multiple therapeutic categories, lifecycle stages, and commercial environments.

•
As Chief Commercial Officer for a global biotechnology company, was responsible for guiding the development and scaling of its U.S. immunology business, generating over $8 million in annual revenues under his leadership.

•
Launched innovative platforms, expanding global revenues and diversifying product lines to meet evolving patient needs, with a professional track record of overseeing numerous successful drugs, including the commercialization of NUPLAZID at Acadia Pharmaceuticals.

BACKGROUND AND CAREER HIGHLIGHTS:
ViaCyte, a regenerative medicine company developing novel cell replacement
•
President and CEO (2021-2022)

Acadia Pharmaceuticals (Nasdaq: ACAD), a biopharmaceutical company
•
EVP, Chief Commercial Officer (2017-2021)

Janssen Pharmaceuticals (subsidiary of Johnson & Johnson), a biotechnology company
•
President, Immunology (2013-2017)

•
President, U.S. Central Nervous Systems (2011-2013)

Johnson & Johnson (NYSE: JNJ), a global pharmaceutical healthcare company
•
Various commercial leadership positions (1997-2011)

EDUCATION:
•
B.S., San Diego State University

38 | investor.pacira.com

Corporate Governance and Board Matters
CLASS II DIRECTORS, WITH TERMS EXPIRING AT THE 2028 ANNUAL MEETING OF STOCKHOLDERS

AGE: 56
COMMITTEES
•
Science & Technology, Chair

•
Transaction

OTHER DIRECTORSHIPS
•
Eurofarma Laboratórios
(since 2026)

•
Santa Ana Bio
(since 2023)

•
Ventus Therapeutics
(since 2019)

•
Coda Biotherapeutics
(2019-2022)

SKILLS AND EXPERIENCE
•
Academia

•
Business Development / M&A

•
Government, Public Policy & Regulatory Affairs

•
Human Capital Management

•
Industry Experience

•
Research & Development

•
Scientific, Medical & Pharmacy

•
Senior Leadership

MARCELO BIGAL, MD, PhD	INDEPENDENT DIRECTOR since October 2023

KEY EXPERIENCE AND QUALIFICATIONS
Dr. Bigal is a leader in the pharmaceutical R&D space, contributing over 20 years of medical affairs expertise to board discussions on the risks and opportunities associated with the Company’s research and development growth strategy.
•
As a seasoned executive and senior leader at several public and private biotechnology companies has overseen the full pipeline development—from early to late-stage clinical trials—of multiple treatments and therapies in pain management, immunology, inflammation, and neurology.

•
Brings proven commercialization oversight of globally-reaching pain management medicines and therapies, including treatments approved in the U.S., Canada, and European Union, such as fremanezumab (Ajovy) and deutetrabenazine (Austedo).

•
Established track record of R&D program success from leading research teams of over 600 employees and publishing over 330 peer-reviewed papers. He has also been recognized by the American Academy of Neurology with the Harold G. Wolff Award for excellence in research.

BACKGROUND AND CAREER HIGHLIGHTS:
Ventus Therapeutics, a clinical-stage biopharmaceutical company
•
President and CEO (since 2019)

Versant Ventures, a healthcare venture capital firm
•
Venture Partner (2019-2023)

Purdue Pharma, a pharmaceutical company
•
Chief Medical Officer and SVP (2018-2019)

Teva Pharmaceutical Industries (NYSE: TEVA), a global pharmaceutical company
•
Head of Specialty R&D and Chief Scientific Officer (2017-2018)

•
Chief Medical Officer and Head of Global Specialty Clinical Development (2017)

•
Numerous management positions of increasing responsibility (2014-2017)

Labrys Biologics, a biotechnology company (acquired by Teva Pharmaceuticals)
•
Chief Medical Officer (2013-2014)

Merck (NSYE: MRK), a global healthcare company
•
Head of Investigator Study Program, Scientific Engagement and Education (2010-2013)

•
Global Director of Scientific Affairs, Neurology and Psychiatry (2007-2010)

EDUCATION:
•
M.D., University of São Paulo

•
Ph.D., University of São Paulo

Pacira BioSciences, Inc. 2026 Proxy Statement | 39

Corporate Governance and Board Matters

AGE: 58
PUBLIC COMPANY BOARDS
•
Bausch Health Companies
(since 2024)

•
Bolt Biotherapeutics
(2021-2024)

•
Forma Therapeutics
(2019-2022)

OTHER DIRECTORSHIPS
•
Therini Bio
(2023-2024)

•
Catamaran Bio
(2022-2024)

SKILLS AND EXPERIENCE
•
Accounting & Finance

•
Business Development / M&A

•
Human Capital Management

•
Industry Experience

•
Operations, Manufacturing & Supply Chain

•
Other Public Boards & Governance

•
Research & Development

•
Senior Leadership

FRANK D. LEE, MBA	CHIEF EXECUTIVE OFFICER since January 2024

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Lee brings nearly three decades of global experience and a strong track record of product development and commercial success across both small biotech and large pharmaceutical organizations. His focus on patient outcomes has driven revenue growth and success in scaling blockbuster therapies at several world-renowned pharmaceutical companies. As CEO, Mr. Lee provides the board with a critical perspective on the Company’s portfolio and growth strategy.
•
During tenure at Forma, transformed the organization from an early-stage drug discovery company into one focused on the clinical development of lead assets in rare hematologic disorders and cancer, ultimately positioning it for a $1.1 billion acquisition by Novo Nordisk.

•
At Genentech, was responsible for driving the global development and commercialization strategy for the late-stage portfolio, and for global portfolio product sales of $11 billion.

•
Formerly responsible for U.S. P&L for Herceptin®, Perjeta® and Kadcyla®, driving revenues over $4 billion and launching the first HER2 neoadjuvant indication for early HER2 breast cancer patients, advancing personalized medicine for patients and establishing new treatment options.

BACKGROUND AND CAREER HIGHLIGHTS:
Pacira BioSciences (Nasdaq: PCRX)
•
CEO (since 2024)

Forma Therapeutics (Nasdaq: FMTX), a clinical-stage biopharmaceutical company focused on rare hematologic diseases and cancers
•
CEO (2019-2022, when acquired by Novo Nordisk A/S)

Genentech (a member of the Roche Group), a biotechnology company (2006-2019)
•
SVP, Global Product Strategy, Immunology, Ophthalmology, and Infectious Diseases (2016-2019)

•
Roles of increasing seniority and scope including VP HER2 Franchise and VP Oral Oncolytics Franchise (2006-2016)

Novartis AG (NYSE: NVS), a pharmaceutical R&D and drug development company
•
Executive Director, Marketing (2003-2006)

Johnson & Johnson (NYSE: JNJ), a global pharmaceutical healthcare company (1996-2003)
•
Roles of increasing scope and responsibility in sales, marketing, Business Development and Product Strategy.

Eli Lilly & Co. (NYSE: LLY), a multi-national pharmaceutical company
•
Project Management & Process Automation Engineer (1989-1994)

EDUCATION:
•
B.S., Vanderbilt University

•
MBA, The Wharton School of Business, University of Pennsylvania

40 | investor.pacira.com

Corporate Governance and Board Matters

AGE: 47
COMMITTEES
•
Audit, Chair

•
Transaction

PUBLIC COMPANY BOARDS
•
PTC Therapeutics
(since 2022)

SKILLS AND EXPERIENCE
•
Accounting & Finance

•
Business Development / M&A

•
Cybersecurity & Information Technology

•
Human Capital Management

•
Industry Experience

•
Other Public Boards / Governance

ALETHIA YOUNG	INDEPENDENT DIRECTOR since October 2023

KEY EXPERIENCE AND QUALIFICATIONS
Ms. Young brings 25 years of financial expertise in the healthcare and biopharmaceutical industry. As an established corporate finance leader, she provides critical oversight in areas such as financial reporting, internal controls, risk management, and regulatory compliance.
•
Developed deep expertise in the biopharma industry through nearly two decades of leading equity research teams at global financial institution and asset management firms.

•
Contributes extensive insights into market and industry trends, the competitive market environment and institutional investor perspective when assessing investment opportunities and strategic growth initiatives.

•
Senior financial leadership experience in investor relations, corporate communications, and corporate strategy, supporting the advancement of numerous drug treatments at various stages of the clinical development pipeline.

•
Proven track record of raising capital as CFO of Bicycle Therapeutics and possesses experience in corporate restructurings as she led the reverse merger process for Graphite Bio during 2023.

BACKGROUND AND CAREER HIGHLIGHTS:
Bicycle Therapeutics (Nasdaq: BCYC), a clinical-stage biopharmaceutical company
•
Advisor (since 2026)

•
CFO (2023-2026)

Graphite Bio, a clinical-stage gene editing company
•
CFO (2022-2023)

Cantor Fitzgerald, a leading global financial services firm
•
Senior Biotech Analyst and Head of Healthcare Research (2018-2022)

Credit Suisse, Deutsche Bank, Marwood Group and J.P. Morgan, leading global financial service firms
•
Various biotech and healthcare-focused advisory and analyst positions (2000-2018)

EDUCATION:
•
B.A., Duke University

There are no family relationships among any of our directors or executive officers.

Pacira BioSciences, Inc. 2026 Proxy Statement | 41

Corporate Governance and Board Matters
DIRECTOR NOMINATION PROCESS
Our Nominating, Governance & Sustainability Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors.
The process followed by our Nominating, Governance & Sustainability Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating, Governance & Sustainability Committee and our board.
The Nominating, Governance & Sustainability Committee evaluates potential candidates, taking into account several factors, including, without limitation, the individual’s:
•
reputation for integrity, honesty, and adherence to a high ethical standard;

•
understanding of the Company’s business and industry;

•
business acumen, experience, and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company;

•
potential of being deemed to be “overboarded”;

•
willingness and ability to commit adequate time to board and committee matters and to contribute positively to the decision-making process of the Company; and

•
ability to act in the best interests of all stockholders.

The Nominating, Governance & Sustainability Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the board will possess a broad perspective and the appropriate talent, skills, and expertise to oversee our business. In selecting director nominees, the Nominating, Governance & Sustainability Committee focuses on identifying individuals who will further the interests of our stockholders through his or her established record of professional accomplishment and will contribute positively to the collaborative culture among board members.

42 | investor.pacira.com

Corporate Governance and Board Matters
The Nominating, Governance & Sustainability Committee has engaged a nationally recognized executive recruiting firm that helps identify, evaluate, and conduct due diligence on potential director candidates, including Samit Hirawat, and Thomas Wiggans, each of whom are up for election this year, as well as certain directors continuing in office.
Stockholders may recommend individuals to our Nominating, Governance & Sustainability Committee for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials, to:
Pacira BioSciences, Inc. Nominating, Governance & Sustainability Committee c/o Secretary 2000 Sierra Point Parkway Suite 900 Brisbane, California 94005 United States
secretary@pacira.com
The Nominating, Governance & Sustainability Committee does not have a formal policy regarding stockholder-recommended candidates. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating, Governance & Sustainability Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the Nominating, Governance & Sustainability Committee or the board, by following the procedures set forth in “Stockholder Proposals.”
On March 11, 2026, DOMA notified the Company that it had nominated the Opposed DOMA Nominees for election as directors at the Annual Meeting in opposition to the three highly qualified Pacira director nominees recommended by our board.
RECENT BOARD REFRESHMENT
The board has prioritized a thoughtful approach to refreshment in recent years. Since October 2023, the board has appointed five new independent directors (and has nominated a sixth for election at the Annual Meeting) and oversaw the departures of three long-tenured independent directors (former independent Chair Paul Hastings and Andreas Wicki in January 2025, and Gary Pace in June 2024), in addition to Abraham Ceesay and Mark Kronenfeld, each of whom was not renominated to stand for reelection at the Annual Meeting.
These changes reflect the board’s commitment to:
•
Aligning director skills with Pacira’s strategy, including the 5x30 growth strategy to drive long-term value for all stockholders, and decisions in connection with the advancement of a robust pipeline

•
Enhancing financial, commercial, and scientific expertise on the board

•
Ensuring continued independence and fresh perspectives in board deliberations

The board’s recent refreshment actions are exemplified by the nomination of Thomas Wiggans and the appointment of Samit Hirawat, M.D. in 2026. Mr. Wiggans is a seasoned biopharmaceutical executive with more than 40 years of leadership across commercial operations, business development and mergers and acquisitions, manufacturing and supply chain, and public company governance, including serving as CEO of multiple companies with successful strategic exits. The board believes that this background is well attuned to our current stage of growth and development.

Pacira BioSciences, Inc. 2026 Proxy Statement | 43

Corporate Governance and Board Matters
Dr. Hirawat, the former Chief Medical Officer and Head of Global Drug Development at Bristol Myers Squibb, brings over 25 years of global clinical development and drug development leadership. His deep scientific and clinical expertise enhances the board’s and the Science & Technology Committee’s oversight of Pacira’s research and development and pipeline strategy as the Company advances its non-opioid pain portfolio and next-generation therapies.
Together, the addition of Dr. Hirawat and the nomination of Mr. Wiggans in 2026 demonstrate the board’s deliberate focus on aligning refreshment with Pacira’s strategic priorities by adding directors who meaningfully deepen the board’s collective experience in strategic transactions, stockholder value creation, and global clinical development.
The board believes that this ongoing refreshment, combined with the experience and institutional knowledge of longer-tenured directors, has created a balanced board that is well positioned to oversee Pacira’s strategy, risk profile and long-term value creation.
ANNUAL BOARD AND COMMITTEE SELF-ASSESSMENT
The board recognizes that a robust annual self-assessment process is a critical component of effective corporate governance and continuous improvement. Our Corporate Governance Guidelines require an annual evaluation of the board and each of its committees.
Each year, the Nominating, Governance & Sustainability Committee oversees a comprehensive self-assessment of the board and its committees, which generally consist of the following:
•
Questionnaires—Directors complete detailed written questionnaires assessing the performance of the board and each committee on which they serve. The questionnaires address, among other topics, board and committee composition, oversight of strategy and risk, effectiveness of meetings, quality of materials and information flow, succession planning, and board culture and dynamics.

•
Individual Director Feedback—Directors are invited to provide candid written and/or oral feedback on board operations, leadership, committee structure, and opportunities to enhance effectiveness.

•
Nominating, Governance & Sustainability Committee Review—The Nominating, Governance & Sustainability Committee reviews and synthesizes the questionnaire responses and feedback, identifies key themes and areas for enhancement, and discusses potential actions.

•
Board and Committee Discussion—The Nominating, Governance & Sustainability Committee reports its findings and recommendations to the full board. Each committee also discusses its own self-assessment results, including specific opportunities to refine agendas, deepen focus areas and enhance oversight activities.

•
Follow-up and Action Planning—The board and its committees agree on specific follow-up items, which may include adjustments to meeting agendas and cadence, additional education sessions, refinement of board skills and experience criteria for future refreshment, and targeted enhancements to succession and strategy oversight. Progress on these items is monitored throughout the year.

From time to time, the board may engage an external advisor to assist in the design or facilitation of the self-assessment process, consistent with emerging best practices for public company boards.
BOARD OVERSIGHT OF COMPANY STRATEGY AND EXECUTIVE SUCCESSION PLANNING
OVERSIGHT OF COMPANY STRATEGY
Under our Corporate Governance Guidelines, the board is responsible for overseeing management and reviewing and approving the Company’s fundamental operating, financial and other corporate plans, strategies and objectives.

44 | investor.pacira.com

Corporate Governance and Board Matters
The board regularly engages with senior management to oversee Pacira’s strategy through:
•
Annual Strategy Review—At least once per year, the board and senior management, along with key external advisors, hold an in-depth strategy session to review Pacira’s long-term strategic plan, including the 5x30 strategy to grow the commercial business, advance the pipeline, and drive operating efficiencies to create long-term value for all stockholders. This session addresses key strategic priorities, competitive dynamics, regulatory and reimbursement trends, capital allocation, and risk considerations.

•
Ongoing Board Updates—Strategy is a standing component of regular board meetings. The CEO and other members of the executive leadership team provide updates on execution against strategic objectives, commercial performance, research and development progress, manufacturing initiatives, and business development opportunities.

•
Committee-Level Oversight—

•
The Science & Technology Committee oversees Pacira’s research and development and technology strategy, including clinical trial plans, portfolio prioritization, and scientific risk-taking.

•
The People & Compensation Committee aligns executive compensation with the achievement of strategic and operational goals and oversees the Company’s human capital strategy and initiatives.

•
The Nominating, Governance & Sustainability Committee incorporates strategic priorities into board composition and succession and director recruitment.

•
The Audit Committee oversees the Company’s critical accounting policies and practices and cybersecurity and information technology programs.

•
The Transaction Committee oversees significant business development, licensing, and other strategic transactions.

The board’s oversight of strategy is further informed by regular feedback received through the Company’s stockholder engagement program, which in 2025 included outreach to stockholders representing a substantial majority of shares outstanding and covered topics such as corporate governance, executive compensation, capital allocation and business strategy. For more information, see “2025 Say-on-Pay Vote & Stockholder Engagement” on page [xx].
EXECUTIVE SUCCESSION PLANNING
Consistent with our Corporate Governance Guidelines, the board, with the support of the People & Compensation Committee and the Nominating, Governance & Sustainability Committee, is actively involved in management and senior executive succession planning, including succession for the CEO and other key leadership roles.
Key elements of our succession planning framework include:
•
Regular Review of Succession Plans—The board reviews and approves senior executive succession plans—including emergency and longer-term succession—at least annually and more frequently as needed. These discussions cover potential internal and external candidates, readiness timelines, and development plans.

•
Integration with Talent Management—The board receives regular updates on leadership development, talent retention, and organizational health across critical functions—including commercial, finance, research and development and operations, to ensure a robust bench of future leaders.

•
CEO Succession—The board has primary responsibility for CEO selection, evaluation and succession. The board’s recent appointment of Frank D. Lee as Chief Executive Officer in January 2024 reflects its active oversight of CEO succession and alignment of leadership with Pacira’s strategic direction.

In recent years, the board’s ongoing succession planning has resulted in a refreshed senior leadership team aligned with Pacira’s growth strategy:
•
In October 2024, Pacira appointed Shawn Cross as Chief Financial Officer, bringing more than 30 years of biotechnology and finance experience to support the Company’s next phase of growth.

Pacira BioSciences, Inc. 2026 Proxy Statement | 45

Corporate Governance and Board Matters
•
In January 2025, Pacira appointed Brendan Teehan as Chief Commercial Officer and Krys Corbett as Chief Business Officer, adding significant commercial and business development expertise to accelerate execution of the 5x30 strategy and support the advancement of a robust pipeline.

The board believes that these leadership changes, alongside the appointment of Mr. Lee as CEO in January 2024, demonstrate the effectiveness of its executive succession and talent planning processes and position Pacira to execute its strategy, drive sustainable growth and create long-term stockholder value.
MAJORITY VOTING STANDARD IN UNCONTESTED ELECTIONS
In 2025, our board amended our Bylaws to adopt a majority voting standard for uncontested elections of directors to better align our governance provisions with industry standards and market practice.
Our board has also implemented a Director Resignation Policy in our Corporate Governance Guidelines. Under the policy, any incumbent director nominee who receives a greater number of votes “WITHHOLD” than votes “FOR” his or her election in an uncontested election must promptly tender his or her resignation to the board following certification of the stockholder vote. Within 90 days following the certification of the vote, independent directors on the board who were not required to tender their resignations would evaluate any such tendered resignation in light of the best interests of the Company and its stockholders and determine whether to accept or reject the tendered resignation, or whether other action should be taken.
If the independent directors determine not to accept the tendered resignation, we will publicly disclose (via press release or an SEC filing) such determination and the factors considered by the independent directors in making such determination. If the board accepts a director’s resignation pursuant to this process, the Nominating, Governance & Sustainability Committee would recommend it to the board and the board would thereafter determine whether to fill such vacancy or reduce the size of the board.
As described above, DOMA has notified the Company that it has nominated Oliver Benton Curtis III, Eric de Armas, and Christopher Dennis for election as directors at the Annual Meeting in opposition to the three highly qualified Pacira director nominees recommended by our board. As a result, assuming the Opposed DOMA Nominees have not been withdrawn by DOMA, the election of directors will be considered a contested election under Section 1.9 of our Bylaws. Due to such contested election, all director nominees will be elected by a plurality of votes cast.
BOARD MEETING ANNUAL SCHEDULE

46 | investor.pacira.com

Corporate Governance and Board Matters
DIRECTOR INDEPENDENCE
8 out of 9 directors continuing in office and
director nominees are independent
Our board has determined that each of our highly qualified directors continuing in office and director nominees, with the exception of Frank D. Lee, our chief executive officer, is an “independent director” as defined under the applicable Nasdaq rules and SEC rules and regulations.

BOARD COMMITTEES
Our board has established an Audit Committee, a People & Compensation Committee, a Nominating, Governance & Sustainability Committee, a Science & Technology Committee, and a Transaction Committee. Each of these committees operates under a written charter that has been approved by our board. Each committee charter is available by clicking on the “Investors—Corporate Governance” section of our corporate website, located at www.pacira.com.
The following table is a summary of our current committee structure and members on each of our committees.
		Board Committees
Name	Independent Director	Audit	People & Compensation	Nominating, Governance & Sustainability	Science & Technology	Transaction
Marcelo Bigal, MD, PhD
Laura Brege *
Abraham Ceesay(1)
Christopher Christie
Mark I. Froimson, MD
Samit Hirawat, MD
Mark Kronenfeld, MD(1)
Frank D. Lee
Michael Yang
Alethia Young		F
Meetings in 2025	Board―15	8	5	5	3	2
*	Independent Chair of the board	Committee Chair	Committee Member	F	Audit Committee Financial Expert

(1)
Mr. Ceesay was not renominated to stand for reelection to the board, but will remain on the board, the Audit Committee, and the People & Compensation Committee, in each case, through the Annual Meeting. Dr. Kronenfeld was not renominated to stand for reelection to the board, but will remain on the board, the People & Compensation Committee, the Science & Technology Committee, and as chair of the Nominating, Governance & Sustainability Committee, in each case, through the Annual Meeting. Mr. Wiggans is a Class III director nominee and is not listed in the table above. Assuming he is elected to the board at the annual meeting, we anticipate that he will be appointed to the Nominating, Governance & Sustainability Committee and People & Compensation Committee.

Following the Annual Meeting, the board will appoint a third Audit Committee member to replace Mr. Ceesay.

Pacira BioSciences, Inc. 2026 Proxy Statement | 47

Corporate Governance and Board Matters
AUDIT COMMITTEE
Alethia Young F	Abraham Ceesay	Mark Froimson

QUALIFICATIONS
•
Our board has determined that each of the directors serving on our Audit Committee are independent within the meaning of applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•
In addition, our board has determined that Ms. Young qualifies as an “Audit Committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules. In making this determination, our board has considered the formal education and nature and scope of her previous experience, coupled with past and present service on various Audit Committees.

REPORT
The Report of our Audit Committee appears on page 64.
MEETINGS IN 2025—8

KEY RESPONSIBILITIES
Our Audit Committee assists our board in its oversight of our accounting and financial reporting process and the audits and reviews of our consolidated financial statements. The responsibilities of our Audit Committee include:
•
appointing, evaluating, retaining and, when necessary, terminating the engagement of our independent registered public accounting firm;

•
overseeing the independence of our independent registered public accounting firm, including obtaining and reviewing reports from the independent registered public accounting firm;

•
setting the compensation of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including receiving and considering reports made by our independent registered public accounting firm regarding critical audit matters, accounting policies and procedures, financial reporting, and disclosure controls;

•
reviewing and discussing with management and our independent registered public accounting firm our audited annual and unaudited quarterly consolidated financial statements and related disclosures;

•
preparing the annual Audit Committee report required by SEC rules;

•
coordinating the board’s oversight of internal control over financial reporting, disclosure controls and procedures and code of conduct;

•
reviewing our policies with respect to risk assessment and risk management;

•
establishing procedures related to the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•
reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our related person transaction policy;

•
meeting independently with management and our independent registered public accounting firm; and

•
overseeing, reviewing, and discussing with management our cybersecurity, data privacy, and related information technology risks, including those related to artificial intelligence.

All audit services to be provided to us and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.
All members of the Audit Committee are independent directors.

 Chair   F Audit Committee Financial Expert

48 | investor.pacira.com

Corporate Governance and Board Matters
PEOPLE & COMPENSATION COMMITTEE
Michael Yang	Abraham Ceesay	Mark Kronenfeld

QUALIFICATIONS
Our board has determined that each of the directors serving on our People & Compensation Committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the People & Compensation Committee.
REPORT
The Report of our People & Compensation Committee appears on page 102.
MEETINGS IN 2025—5

KEY RESPONSIBILITIES
Our People & Compensation Committee assists our board in the discharge of its responsibilities relating to the compensation of our executive officers and oversight of the Company’s strategy, policies, and practices related to its employees. The responsibilities of our People & Compensation Committee include:
•
approving our chief executive officer’s compensation and approving the compensation of our other executive officers reporting directly to our chief executive officer;

•
overseeing the performance evaluation process of our senior executives;

•
overseeing, administering, reviewing, and making recommendations to the board with respect to our incentive compensation and equity-based plans;

•
reviewing and making recommendations to the board with respect to director compensation;

•
overseeing our human capital management, including employee training and development, talent acquisition, culture, and employee retention and engagement;

•
reviewing and making recommendations to the board relating to management and senior executive succession planning, including with respect to the CEO; and

•
reviewing and discussing with management the compensation discussion and analysis and preparing the annual People & Compensation Committee report, as required by SEC rules.

Our People & Compensation Committee may delegate to one or more executive officers the power to grant stock options or other stock awards pursuant to our stock incentive plans.
All members of the People & Compensation Committee are independent directors.

NOMINATING, GOVERNANCE & SUSTAINABILITY COMMITTEE
Mark Kronenfeld	Laura Brege	Christopher Christie

QUALIFICATIONS
Our board has determined that each of the directors serving on our Nominating, Governance & Sustainability Committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations.
MEETINGS IN 2025—5

KEY RESPONSIBILITIES
The responsibilities of our Nominating, Governance & Sustainability Committee include:
•
recommending to the board the persons to be nominated for election as directors at any meeting of stockholders and the persons (if any) to be elected by the board to fill any vacancies on the board;

•
developing corporate governance guidelines and recommending such corporate governance guidelines to the board;

•
routinely evaluating the makeup of the board, including skillsets, outside board commitments and engagement of directors;

•
overseeing an annual self-evaluation of the board and board committees;

•
reviewing and making recommendations to the board relating to director and senior executive succession planning, including with respect to the CEO; and

•
evaluating both its and the Company’s roles and responsibilities with respect to oversight in the areas of environmental, health and safety, corporate social responsibility, and sustainability matters.

All members of the Nominating, Governance & Sustainability Committee are independent directors.

 Chair

Pacira BioSciences, Inc. 2026 Proxy Statement | 49

Corporate Governance and Board Matters
SCIENCE & TECHNOLOGY COMMITTEE
Marcelo Bigal	Mark Froimson	Samit Hirawat	Mark Kronenfeld
MEETINGS IN 2025—3
KEY RESPONSIBILITIES
The Science & Technology Committee assists the board in its oversight of our research and development activities and advises the board with respect to strategic and tactical scientific issues.
The overall responsibilities of our Science & Technology Committee are to consider and report to the board on matters relating to our research and development initiatives, new and emerging trends in scientific research and technology, risks related to the Company’s research and development activities, and other appropriate strategic and tactical scientific issues.

At its discretion, the Science & Technology Committee may:
•
review our overall scientific and research and development strategy;

•
review our research and development programs;

•
review external scientific research, discoveries, and commercial development as appropriate; and

•
review the attainment of key research and development milestones.

All members of the Science & Technology Committee are independent directors.

TRANSACTION COMMITTEE
Laura Brege	Marcelo Bigal	Michael Yang	Alethia Young
MEETINGS IN 2025—2
KEY RESPONSIBILITIES
The Transaction Committee is responsible for discussing and analyzing potential business development activities related to acquiring companies and/or assets, as well as debt and/or equity financings, etc.
The overall responsibilities of our Transaction Committee are to review and evaluate proposed material transactions and make recommendations to the board regarding such transactions; establish or review negotiating parameters; and review risks and actual or potential conflicts of interest related to proposed transactions.

At its discretion, the Transaction Committee may:
•
retain and terminate advisors in connection with proposed transactions;

•
review and evaluate the financing structure of proposed transactions; and

•
review the performance and outcomes of completed transactions.

All members of the Transaction Committee are independent directors.

 Chair
BOARD AND COMMITTEE MEETINGS ATTENDANCE
The full board met 15 times during 2025. During 2025, all members of the board other than Governor Christie attended 75 percent or more of the aggregate of: (i) the total number of meetings of the board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board on which such person served (during the periods that such person served). Governor Christie did not meet the 75 percent attendance threshold for 2025 due to temporary, unavoidable scheduling conflicts related to other professional and public service obligations, including certain board and board committee meetings being held on an ad-hoc basis outside of the board’s regularly scheduled meeting cadence.

50 | investor.pacira.com

Corporate Governance and Board Matters
Notwithstanding these absences, Governor Christie remained actively engaged with the board through ongoing communications, correspondence and discussions outside of formal meetings. Prior to renominating Governor Christie at the Annual Meeting, Laura Brege, the Independent Chair of the board, in consultation with members of the Nominating, Governance & Sustainability Committee (aside from Governor Christie), held discussions with Governor Christie to assess his go-forward availability and level of commitments to attend and effectively participate in board and Nominating, Governance & Sustainability Committee meetings. Based on these conversations, the Nominating, Governance & Sustainability Committee determined that Governor Christie would have sufficient time to commit to the Company and that his continued service is in the best interests of the Company and its stockholders. Based on its assessment, the Nominating, Governance & Sustainability Committee determined that Governor Christie’s 2025 attendance did not signal a lack of commitment to his board duties and in 2024, he attended at least 75 percent of meetings.
The board and Governor Christie take these attendance expectations seriously, and Governor Christie has reaffirmed his commitment to his board duties.
Our non-employee directors met in a special executive session without management present at each regularly scheduled board meeting in 2025. Our board expects to continue to conduct executive sessions limited to non-employee directors at each regularly scheduled board meeting and our non-employee directors may schedule additional executive sessions at their discretion.
DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS
We do not have a formal policy regarding attendance by members of our board at our annual meeting of stockholders. Our practice, however, is to have board committee meetings and a meeting of the board immediately following the annual meeting of stockholders. Except for two directors, each of the members of our board serving at the time attended the annual meeting of stockholders in 2025.
SIZE OF THE BOARD
We periodically consider whether the size of the board is appropriate given the Company’s present circumstances and any changes in the Company’s business. We believe that, generally, a board of nine directors is an appropriate size to provide for a wide range of perspectives yet is small enough to foster personal involvement and discussion. We recognize that, at times, the number of directors on our board may be larger during periods of board refreshment and transitions or should the board determine that additional directors would be appropriate in the future.
DIRECTOR COMMITMENTS POLICY
We believe that all members of the board should be able to dedicate sufficient time and attention to their duties and responsibilities as a director. Under our Corporate Governance Guidelines, a director shall limit the number of other public company boards on which he or she serves so that they are able to devote adequate time to their duties to the Company, including preparing for and attending meetings. Directors must notify the Chair of the board and the Chair of the Nominating, Governance & Sustainability Committee in advance of either accepting an invitation and/or agreeing to be nominated as a candidate for election to serve on another public board, and must not accept such service or agree to such nomination for election until being advised by the Chair of the Nominating, Governance & Sustainability Committee that service on such other board would be appropriate and would not conflict with the director’s service on the board. Service on the board and/or committees of other organizations shall comply with the Company’s conflict-of-interest policies. The Nominating, Governance & Sustainability Committee also reviews and considers the overboarding policies of our institutional stockholders and proxy advisory firms, as appropriate.

Pacira BioSciences, Inc. 2026 Proxy Statement | 51

Corporate Governance and Board Matters
Our board believes each of our directors, including all of our highly qualified director nominees have demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted both a U.S. and European written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the codes are posted on the “Investors—Corporate Governance” section of our website, which is located at www.pacira.com. If we make any substantive amendments to, or grant certain waivers from, the code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our corporate website or in a current report on Form 8-K.

52 | investor.pacira.com

Corporate Governance and Board Matters
CORPORATE GOVERNANCE DOCUMENTS

Corporate Governance Documents
•
Corporate Governance Guidelines, which include, but are not limited to, guidelines on director responsibilities and qualification standards, board meetings and committees, director compensation, and senior executive succession planning

•
Charters approved by the board for the Audit Committee, People & Compensation Committee, Nominating, Governance & Sustainability Committee, Science & Technology Committee, and Transaction Committee

•
U.S. Code of Business Conduct and Ethics

•
European Code of Business Conduct and Ethics

•
Incentive Compensation Recovery Policy

•
Insider Trading Policy

•
Stock Ownership Guidelines

Corporate Sustainability Report
Our Corporate Sustainability Report (CSR) contains information about our people, our culture, patient and product safety, our commitment to our communities, opioid-sparing initiatives, the environment, and our corporate governance and ethics.

Sustainability Policies
•
Bioethics

•
Global Health & Safety

•
Global Labor & Human Rights

•
Patient & Product Safety

•
Responsible Marketing

•
Supplier Code of Conduct

•
Global Environmental

•
Expanded Access

•
Quality

All corporate governance documents can be found at investor.pacria.com under “Corporate Governance.” Our CSR and our sustainability policies are available at pacira.com/sustainability.
BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT
FRANK D. LEE CHIEF EXECUTIVE OFFICER AND DIRECTOR since January 2024	SENIOR MANAGEMENT

•
As Chief Executive Officer, Mr. Lee is responsible for setting the strategic direction of the Company and for the day-to-day leadership and management of the Company

•
Provides input to the independent chair of the board for board meetings and other matters

•
Members of our senior management team attend our quarterly board meetings and other board meetings as requested, and are available to address any questions or concerns raised by the board on financial performance, risk management and any other matters

•
Our board believes that full and open communication between management and the board is essential for effective risk management and oversight

Pacira BioSciences, Inc. 2026 Proxy Statement | 53

Corporate Governance and Board Matters
LAURA BREGE INDEPENDENT DIRECTOR since June 2011 INDEPENDENT CHAIR OF THE BOARD since January 2025

The Chair’s responsibilities include:
•
chairing the meetings of our board and the annual meeting of stockholders

•
ensuring that our board works together as a cohesive team with open communication

•
ensuring that a process is in place by which the effectiveness of our board can be evaluated on a regular basis

•
monitoring communications from stockholders and other interested parties

•
consulting with management and the CEO on matters relating to corporate governance and board performance

•
working with the CEO on board meeting agendas and materials

•
facilitating annual assessments of the performance of the board along with the Nominating, Governance & Sustainability Committee

•
acting as the primary internal spokesperson for our team with open communication, ensuring that management is aware of concerns of our board, stockholders, other stakeholders, and the public

•
ensuring that management’s strategies, plans and performance are appropriately represented to our board

•
presiding at executive sessions of the non-employee directors

•
performing such other functions and responsibilities as requested by our board from time to time

FULL BOARD
• has ultimate responsibility for risk oversight
• reviews and assesses (as a full board or via the board’s committees) risks related to our business and operations throughout the year

Audit Committee	People & Compensation Committee	Nominating, Governance & Sustainability Committee	Science & Technology Committee	Transaction Committee

•
oversees risk management activities related to financial controls, legal, compliance, cybersecurity, data privacy, and artificial intelligence risks

•
coordinates the board’s oversight of internal control over financial reporting

•
oversees the integrity of financial statements, financial disclosures, and the external independent auditor

•
responsible for artificial intelligence governance, including financial reporting impacts, data integrity, regulatory compliance, disclosures, controls, assurance, and incident response enterprise-wide

•
oversees risk management activities relating to our compensation policies and practices, including executive compensation matters

•
oversees our strategy, policies, and practices related to our employees

•
evaluates the performance of senior executives

•
oversees management succession planning

•
oversees our human capital management

•
oversees risk management activities relating to board composition, environmental, health and safety, and corporate social responsibility matters

•
develops and recommends corporate governance guidelines applicable to the Company

•
reviews and evaluates the quality and competitiveness of the Company’s research and development activities and advises the board on risks related to such activities and intellectual property

•
identifies emerging trends and developments in pharmaceutical and biotechnological science and technology and considers the impact to the Company

•
reviews and analyzes potential business development activities related to acquiring companies and/or assets, as well as debt and/or equity financings

•
may establish parameters and terms for certain negotiations

54 | investor.pacira.com

Corporate Governance and Board Matters
Our board does not have a policy regarding separation of the roles of chief executive officer and chair of the board, and the board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, the roles of board chair and CEO are separated as Laura Brege serves as the independent chair of the board and Frank D. Lee serves as our CEO. Ms. Brege chairs the meetings of our board and stockholders, with input from the CEO.
Our board believes that our current leadership structure and the composition of our board protect stockholder interests and provide independent oversight, while also providing outstanding leadership and direction for our board and management. All of our directors and director nominees, other than our chief executive officer, Frank D. Lee, are “independent” under Nasdaq standards and applicable SEC rules, as more fully described above. The independent directors also meet in executive sessions, without the CEO or management present, during each regularly scheduled board meeting and are highly active in the oversight of our Company. Each independent director has the ability to add items to the agenda for board meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our board and each committee of our board has complete and open access to any member of management or the Company’s employees and have the authority to retain independent legal, financial, and other advisors as they deem appropriate.
Our board believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and in other filings that we periodically make with the SEC. Our board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board, which has responsibility for general oversight of risks.
Our board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company.
In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our board believes that full and open communication between management and the board is essential for effective risk management and oversight.
RISK OVERSIGHT FRAMEWORK
Our risk oversight framework aligns with our disclosure controls and procedures. For example, our quarterly and annual financial statements and related disclosures are reviewed by our disclosure committee, which includes certain senior management and other employees who participate in the risk assessment practices described below. Our chief executive officer and chief financial officer are then briefed by the disclosure committee and independent registered accounting firm before our financial statements and earnings press releases are reviewed with the Audit Committee, approved, and then filed with the SEC.
Our general counsel serves as our chief compliance officer and is charged with oversight of our risk management and regularly reports to the Audit Committee, other relevant committees of the board, and the board regarding legal and compliance affairs. The Audit Committee also receives quarterly updates on cyber and information security matters and provides an annual cyber and information security update to the board. For additional information regarding cybersecurity matters, please refer to Item 1C. Cybersecurity of our Annual Report on Form 10-K for the year ended December 31, 2025.
Our internal audit function performs an enterprise risk assessment annually and updates the Audit Committee and other relevant committees of the board regarding our risk analyses, assessments, risk mitigation strategies, and activities. For certain risks, we may apply a long-term view with respect to our review, monitoring, and mitigation activities, upon assessing potential impacts to our business in collaboration with other internal functions and with input from industry data sources and benchmarking conversations.

Pacira BioSciences, Inc. 2026 Proxy Statement | 55

Corporate Governance and Board Matters
From time to time, we also utilize industry information sources, such as professional services firms or subscription resources, to assess trends and benchmarking data relevant to our industry to assist in determining certain risk trends and changes. Senior management then develops response plans for risks categorized as requiring management focus based on performance indicators and monitors other identified risk areas. Senior management also provide reports on the risk portfolio and risk response efforts to other members of senior management and to the Audit Committee and board.
INSIDER TRADING POLICY
The board has adopted our Insider Trading Policy, which governs the purchase, sale and/or other dispositions of our securities by directors, officers, employees and other covered persons, and the company itself, which is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of the Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025 and is available on the Corporate Governance page of our website at www.pacira.com.
ANTI-HEDGING AND ANTI-PLEDGING POLICY
Our Insider Trading Policy prohibits our directors, management, employees, and contractors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including:
(i)
short sales of our securities, including short sales “against the box”;

(ii)
purchases or sales of puts, calls or other derivative securities based on our securities; or

(iii)
any other type of hedging transaction involving or based on our securities, including forward sale or purchase contracts, equity swaps, collars, or exchange funds.

Our Insider Trading Policy also prohibits our directors, employees, consultants and certain related persons and entities from holding our stock in a margin account or pledging our stock as collateral to secure loans or other obligations.
COMMUNICATION WITH THE BOARD
Any interested party may contact the Chair of our board or the non-employee members of our board, as a group, by submitting a written communication to:
Chair of the Board c/o Secretary Pacira BioSciences, Inc. 2000 Sierra Point Parkway Suite 900 Brisbane, California 94005 United States
secretary@pacira.com
You may submit your concern anonymously or confidentially by postal mail or courier (anonymity cannot be guaranteed via email communications). You may also indicate whether you are a stockholder, employee, customer, supplier, or any other interested party.
A copy of any such written communication will also be forwarded to our Secretary and retained for a reasonable period of time. Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Chair considers to be important for the directors to know. Our

56 | investor.pacira.com

Corporate Governance and Board Matters
Secretary will screen all correspondence and will determine whether the communication relates to business matters relevant to the Company. If the correspondence meets this standard, it will be promptly forwarded to the board and/or the appropriate board member(s). Our Secretary reserves the right not to forward to board members any inappropriate materials.
The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls, or auditing matters. We maintain a toll-free telephone number for the reporting of such activity, at +1 (833) 976-2071 and available 24 hours a day, 7 days a week, where anyone can leave a recorded message about any such concern. While we prefer that anyone identify themselves when reporting violations so that we may follow up as necessary for any additional information, anyone may leave messages anonymously if they wish. Anyone may also send any written correspondence to the above address or via email to ethicshotline@pacira.com.
RELATED PERSON TRANSACTIONS
There were no transactions entered into, or in effect, on or after January 1, 2025 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had, or will have a direct or indirect material interest.
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our board has adopted a written-related person transaction policy which sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were, or are to be, a participant, the amount involved exceeds $120,000, and a related person had, or will have, a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person.
Any related person transaction proposed to be entered into by us is required to be reported to our chief financial officer and be reviewed and approved by the Audit Committee in accordance with the terms of the policy, prior to effectiveness or consummation of the transaction, whenever practicable. If our chief financial officer determines that advance approval of a related person transaction is not practicable under the circumstances, the Audit Committee will review and, in its discretion, may ratify the related person transaction at the next meeting of the Audit Committee, or at the next meeting following the date that the related person transaction comes to the attention of our chief financial officer. Our chief financial officer, however, may present a related person transaction arising in the time period between meetings of the Audit Committee to the chair of the Audit Committee, who will review and may approve the related person transaction, subject to ratification by the Audit Committee at the next meeting of the Audit Committee.
In addition, any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature will be reviewed by the Audit Committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made.
Transactions involving compensation of executive officers will be reviewed and approved by the People & Compensation Committee in the manner specified in the charter of the People & Compensation Committee.
A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by the Audit Committee in accordance with the standards set forth in our related person transaction policy after

Pacira BioSciences, Inc. 2026 Proxy Statement | 57

Corporate Governance and Board Matters
full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar value of the amount involved in the related person transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of business;

•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to stockholders in light of the circumstances of the particular transaction.

The Audit Committee reviews all relevant information available to it about the related person transaction. The Audit Committee may approve or ratify the related person transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The Audit Committee may, in its sole discretion, impose conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction. All transactions disclosed above, if any, were reviewed and approved by the Audit Committee in accordance with our related person transaction policy.
INDEMNIFICATION OF OFFICERS AND DIRECTORS
Our Certificate of Incorporation and our Bylaws provide that we indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement, or payment of a judgment under certain circumstances.

58 | investor.pacira.com

Corporate Governance and Board Matters
STOCKHOLDER RIGHTS
Our important stockholder rights include:
Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting
No cumulative voting—one share, one vote
No voting rights ceilings, enhanced voting rights, voting certificates, or non-voting shares
Majority voting in uncontested elections
No “poison pill”
No representative claim or other significant litigation rights limitations
DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Our board, upon recommendation of our independent compensation consultant, sets our non-employee director compensation policy with respect to initial and annual equity grants. In the second quarter of 2025, the People & Compensation Committee reviewed competitive market data derived from our peers presented by our independent compensation consultant. Based on an assessment of that data, the board, upon a recommendation from the People & Compensation Committee, did not make any changes to board compensation amounts in 2025.
Our board compensation policy provides for the following compensation to our non-employee directors:
Annual Compensation	Additional Annual Cash Retainers(1) ($)
			CHAIR	MEMBER
	Board Chair	50,000
	Lead Director	35,000
	Committees:
	Audit		30,000	15,000
	Compensation		24,000	12,000
	Nominating, Governance & Sustainability		18,000	9,000
	Science & Technology		18,000	9,000
	Transaction		—	—
	Initial Equity Award(3) ($)
	Stock Options	450,000

(1)
All cash retainers are paid in advance in quarterly installments, subject to the director’s continued service on the board. The cash retainers are prorated if necessary.

Non-employee directors are also reimbursed for reasonable travel and other expenses in connection with attending board and committee meetings.
(2)
The stock options and RSUs vest one year from the grant date, subject to the director’s continued service with our Company. Each RSU entitles the director to one share of our common stock. In the event of a change of control or our liquidation or dissolution, 100% of the then unvested stock options and RSUs will immediately vest. Of the $300,000 annual grant-date fair value, stock options and RSUs each consist of 50% ($150,000 each).

(3)
The stock options vest over a three-year period, with one-third vesting after one year of service and the remaining two-thirds vesting on a monthly basis over the final 24 months, subject to the director’s continued service on the board.

Pacira BioSciences, Inc. 2026 Proxy Statement | 59

Corporate Governance and Board Matters
DIRECTOR COMPENSATION TABLE
The following table sets forth a summary of the compensation earned by our non-employee directors for the year ended December 31, 2025. Dr. Andreas Wicki, a former non-employee director who resigned from the board, effective January 28, 2025, did not accept compensation for serving on our board as a matter of policy of HBM Healthcare Investments (Cayman), Ltd. In addition, we do not compensate Mr. Lee, our chief executive officer, for his service on our board.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(5) ($)	Option Awards(1)(5) ($)	All Other Compensation ($)	Total ($)
Marcelo Bigal	68,000	150,007	149,989	―	367,996
Laura Brege	107,500	150,007	149,989	―	407,496
Abraham Ceesay(2)	75,875	150,007	149,989	―	375,871
Christopher Christie	58,325	150,007	149,989	―	358,321
Mark Froimson	74,000	150,007	149,989	―	373,996
Paul Hastings(4)	8,478	―	―	46,022	54,500
Mark Kronenfeld(3)	89,000	150,007	149,989	―	388,996
Andreas Wicki(4)	―	―	―	―	―
Michael Yang	74,000	150,007	149,989	―	373,996
Alethia Young	78,875	150,007	149,989	―	378,871

(1)
Represents the grant date fair value of stock option and RSU awards granted in 2025 computed in accordance with stock-based accounting rules (Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation). For information regarding assumptions underlying the valuation of equity awards, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. Our directors will only ultimately realize compensation to the extent that (i) the fair value of our common stock is greater than the exercise price of such stock options and/or (ii) any of their RSUs vest.

The option and RSU grants referenced above vest as to 100% of the option shares on the first anniversary of the grant date, provided that the director remains in continuous service with the Company through the vesting date.
(2)
Mr. Ceesay was not renominated to stand for reelection to the board.

(3)
Dr. Kronenfeld was not renominated to stand for reelection to the board. We expect to enter into a consulting agreement with Dr. Kronenfeld after his current term as a Class III director expires at the Annual Meeting, with an expected term from June 2026 to June 2027, for consideration of $3,200 per quarter for up to eight hours of consulting work per calendar quarter.

(4)
Effective January 28, 2025, Paul Hastings and Andreas Wicki resigned from our board. Mr. Hastings provided consulting services to the Company pursuant to a consulting agreement in effect through June 30, 2025. Compensation paid to Mr. Hastings under this arrangement is included in “All Other Compensation” above.

(5)
The aggregate number of stock option and RSU awards outstanding for each of our non-employee directors as of December 31, 2025, is as follows:

Name	Number of Vested Stock Options	Number of Unvested Stock Options	Number of Unvested RSUs
Marcelo Bigal	34,546	19,879	6,163
Laura Brege	67,801	11,279	6,163
Abraham Ceesay	34,546	19,879	6,163
Christopher Christie	97,235	11,279	6,163
Mark Froimson	70,256	11,279	6,163
Paul Hastings(a)	67,801	―	―
Mark Kronenfeld	67,801	11,279	6,163
Andreas Wicki(a)	―	―	―
Michael Yang	34,546	19,879	6,163
Alethia Young	34,546	19,879	6,163

(a)
Effective January 28, 2025, Paul Hastings and Andreas Wicki resigned from our board.

60 | investor.pacira.com

AUDIT MATTERS

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

AUDIT MATTERS
AUDIT MATTERS
PROPOSAL 2
Ratification of the Appointment of Independent Auditors

The board unanimously recommends voting FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2026 on your BLUE proxy card or BLUE voting instruction form.

Our stockholders are being asked to ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint KPMG as our independent registered public accounting firm; however, the board believes that submitting the appointment of KPMG to the stockholders for ratification is good corporate governance. Over 99% of votes cast at the 2025 annual meeting of stockholders were FOR appointing KPMG as our independent registered accounting firm. If the stockholders do not ratify this appointment, the Audit Committee and the board will reconsider whether to retain KPMG. If KPMG’s appointment is ratified, the Audit Committee or the board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders. At least one representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to any questions, as appropriate. KPMG has served as our independent registered public accounting firm since our fiscal year ended December 31, 2016.
ANNUAL EVALUATION AND APPOINTMENT OF KPMG
The Audit Committee annually evaluates the performance of its independent registered public accounting firm, including the senior members of the audit engagement team, and determines whether to reengage the current independent auditors or consider other audit firms. Factors considered by the Audit Committee in deciding whether to retain include:
•
KPMG’s independence;

•
KPMG’s capabilities considering the complexity of our business, and the resulting demands placed on KPMG in terms of technical expertise and knowledge of our industry and business;

•
the quality and candor of KPMG’s communications with the Audit Committee and management;

•
the quality and efficiency of the services provided by KPMG, including input from management on KPMG’s performance and how effectively KPMG demonstrated its independent judgment, objectivity, and professional skepticism;

•
external data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on KPMG and its peer firms;

•
the appropriateness of KPMG’s fees, tenure as our independent auditor, including the benefits of a longer tenure and institutional knowledge, and the controls and processes in place that help ensure KPMG’s continued independence; and

•
the costs and time commitment of bringing on a new independent registered public accounting firm, which could lead to distractions for management.

62 | investor.pacira.com

AUDIT MATTERS
Based on this evaluation, the Audit Committee and the board believe that retaining KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is in the best interests of the Company and its stockholders.
The Audit Committee also oversees the process for, and ultimately approves, the appointment of our independent registered public accounting firm’s lead engagement partner at the five-year mandatory rotation period required by the PCAOB and SEC. Prior to the mandatory rotation period, at the Audit Committee’s instruction, KPMG will select candidates and provide qualifications to be considered for the lead engagement partner role, who will then be interviewed by members of the Audit Committee and senior management. After considering the candidates and their qualifications recommended by KPMG, senior management and the Audit Committee will discuss the candidates and their relative qualifications. The Audit Committee will then discuss the candidates with the current lead engagement partner, interview the leading candidate, and ultimately approve the individual. The current KPMG lead engagement partner commenced service on our Company’s audit in 2026.
AUDITOR FEES
The following table summarizes the fees billed by KPMG for professional services rendered to us during fiscal years 2025 and 2024:
	Fiscal Year Ended December 31,
KPMG Fees	2025 ($)	2024 ($)
Audit fees(1)	1,684,000	1,749,000
Audit-related fees	―	―
Tax fees(2)	―	100,000
All other fees	―	―
Total fees	1,684,000	1,849,000

(1)
Audit fees relate to professional services rendered in connection with the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, reviews of the interim condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, and other services provided in connection with regulatory filings, including comfort letters and registration statements filed with the SEC.

(2)
Tax fees relate to professional services rendered in connection with the Company’s debt offering and related capped call transaction.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee, or the engagement is entered into pursuant to one of the pre-approval procedures described below.
From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. Our Audit Committee has also delegated to the chairperson of our Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of our Audit Committee pursuant to this delegated authority is reported on at the next meeting of our Audit Committee. Both management and our independent registered public accounting firm are required to periodically report to the Audit Committee such services provided by the independent registered accounting firm in accordance with this pre-approval policy and the fees for services performed to that point.

Pacira BioSciences, Inc. 2026 Proxy Statement | 63

AUDIT MATTERS
All services performed by, and fees paid to, our independent registered public accounting firm during fiscal years 2025 and 2024 were pre-approved in accordance with the pre-approval policies and procedures described above.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee is appointed by the board to assist the board in fulfilling its oversight responsibilities with respect to:
(1)
the integrity of the Company’s consolidated financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements;

(2)
the qualifications, independence, and performance of the Company’s independent accountants;

(3)
the performance of the Company’s internal audit function;

(4)
the Company’s information technology and cybersecurity programs; and

(5)
other matters as set forth in the charter of the Audit Committee approved by the board.

Management is responsible for the Company’s consolidated financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent accountants the audited consolidated financial statements of Pacira for the fiscal year ended December 31, 2025. The Audit Committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent accountants required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent accountants the independent accountants’ independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the board that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC on February 26, 2026.
The Audit Committee of the Board of Directors of Pacira BioSciences, Inc.
Alethia Young Chair	Abraham Ceesay	Mark Froimson

64 | investor.pacira.com

EXECUTIVE OFFICERS

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

EXECUTIVE OFFICERS
EXECUTIVE OFFICERS
The following sets forth certain information with respect to the executive officers of the Company as of April 17, 2026.
Name	Age	Position
Frank D. Lee, MBA	58	Chief Executive Officer
Shawn Cross, MBA	58	Chief Financial Officer
Kristen Williams, Esq.	52	Chief Administrative Officer and Secretary
Jonathan Slonin, MD, MBA	51	Chief Medical Officer
Brendan Teehan, MBA	57	Chief Commercial Officer
AGE: 58 CHIEF EXECUTIVE OFFICER since January 2024	FRANK D. LEE, MBA

Mr. Lee has been our Chief Executive Officer and a director since January 2024. His key experience, qualifications, and biographical information can be found under “Directors Continuing in Office” on page 36.

AGE: 58 CHIEF FINANCIAL OFFICER since October 2024	SHAWN CROSS, MBA

KEY EXPERIENCE
Mr. Cross brings extensive experience in investment banking, strategic and financial decision making, capital allocation strategies, and stockholder value creation opportunities. His leadership of Pacira’s finance team strengthens our strategic planning, accounting, financial reporting, and investor relations.
•
Over 20 years of domestic and international investment banking experience focused on the biopharmaceutical industry with work experience in major financial centers, including New York City, London, and San Francisco.

•
Previous senior leadership expertise includes overseeing a merger of two public biopharmaceutical companies

BACKGROUND AND CAREER HIGHLIGHTS
Pacira BioSciences (Nasdaq: PCRX)
•
Chief Financial Officer (since 2024)

Applied Molecular Transport
(Nasdaq: AMTI), a biopharmaceutical company focused on novel, oral biological therapeutics
•
CEO (2023, through closing of the merger with Cyclo Therapeutics (Nasdaq: CYTH) in December 2023)

•
President, COO (2022-2023)

•
CFO (2020-2022)

JMP Securities, an investment bank
•
Managing Director, Healthcare Investment Banking (2018-2020)

Held various senior roles at Deutsche Bank and Wells Fargo Securities
EDUCATION:
•
B.S., University of California, Los Angeles

•
MBA, Columbia Business School

66 | investor.pacira.com

EXECUTIVE OFFICERS
AGE: 52 CHIEF ADMINISTRATIVE OFFICER AND SECRETARY since October 2014	KRISTEN WILLIAMS, ESQ.

KEY EXPERIENCE
Ms. Williams has been a key member of Pacira’s leadership team for over 14 years. In her current role as Chief Administrative Officer, she provides strategic oversight across Legal, Compliance, Human Resources, Information Technology, and Corporate Communications, strengthening the enterprise capabilities and governance needed to advance Pacira’s mission.
She plays a central role in improving organizational effectiveness and ensuring Pacira is properly structured, resourced, and aligned to expand access to non-opioid pain management therapies and deliver on Pacira’s strategic priorities.
Her deep institutional knowledge, combined with a multidisciplinary leadership approach, positions her as a critical driver of Pacira’s 5x30 growth strategy to drive long-term value for all stockholders. She fosters a high-performance culture and strengthens the Company’s infrastructure, corporate governance, and risk management to support scalable, compliant operations and reinforce Pacira’s mission and values.
•
Experience in corporate law, including complexities surrounding public and private mergers and acquisitions, corporate finance, securities law, and compliance.

•
Deep expertise in corporate governance, ethics, and risk management within a public company environment, including policy, compliance, and board support.

•
Extensive healthcare industry experience navigating complex regulatory environments and enabling responsible growth.

BACKGROUND AND CAREER HIGHLIGHTS
Pacira BioSciences (Nasdaq: PCRX)
•
Chief Administrative Officer and Secretary (since 2014)

•
VP, General Counsel (2013-2014)

•
Corporate Counsel (2011-2013)

•
Legal Consultant (2011)

Bioenvision, a biopharmaceutical company focused on compounds for cancer treatment
•
VP, Corporate Compliance and Assistant General Counsel (2004-2007, until merger with Genzyme Corporation)

Paul Hastings, a global corporate law firm
•
Attorney, Corporate Law (1999-2004)

EDUCATION:
•
B.S., Bucknell University

•
JD, University of Denver, College of Law

Pacira BioSciences, Inc. 2026 Proxy Statement | 67

EXECUTIVE OFFICERS
AGE: 57 CHIEF COMMERCIAL OFFICER since January 2025	BRENDAN TEEHAN, MBA

KEY EXPERIENCE
Mr. Teehan is an accomplished biopharmaceutical executive with over 30 years of successful commercial leadership across a variety of patient-centric, pharmaceutical brands. His expertise provides valuable oversight of our sales, marketing, and portfolio strategy for all three of our commercialized non-opioid products, enabling stronger execution of our robust pipeline and growth strategy.
•
Contributes extensive leadership experience in both privately and publicly held companies across multiple large and rare disease therapeutic categories and development stages.

•
Oversaw the commercial team of a public biopharmaceutical company’s first rare disease asset launch and division’s international commercial build and expansion.

BACKGROUND AND CAREER HIGHLIGHTS
Pacira BioSciences (Nasdaq: PCRX)
•
Chief Commercial Officer (since 2025)

Acadia Pharmaceuticals (Nasdaq: ACAD), a biopharmaceutical company
•
EVP, Chief Operating Officer, Head of Commercial (2021-2024)

•
SVP, Chief Analytics & Insights Officer (2021-2022)

•
VP, Commercial Insights, Analytics & Operations (2018-2021)

Held various senior leader and commercial leadership roles at Tesaro, RainTree Oncology, Amgen, and Johnson & Johnson
EDUCATION:
•
B.A., University of Notre Dame

•
MBA, Carnegie Mellon University

AGE: 51 CHIEF MEDICAL OFFICER since December 2023	JONATHAN SLONIN, MD, MBA

KEY EXPERIENCE
As Chief Medical Officer, Dr. Slonin oversees research and development and all customer-facing medical operations at Pacira, in addition to clinical, R&D, and medical strategy.
•
Dr. Slonin contributes over 15 years of senior experience in clinical leadership and medical strategy.

•
As a board-certified anesthesiologist, he has held several medical leadership positions, where he demonstrated his ability to lead clinical teams, optimize medical practices, and drive operational excellence.

BACKGROUND AND CAREER HIGHLIGHTS:
Pacira BioSciences (Nasdaq: PCRX)
•
Chief Medical Officer (since 2023)

•
Chief Clinical Officer (2021-2023)

•
SVP, Strategic Accounts (2020-2021)

TeamHealth, a physician-led healthcare organization
•
Regional Medical Director, Southeast, Anesthesia (2016-2020)

Cleveland Clinic Martin Health Center Hospital
•
Facility Medical Director and Chair, Anesthesiology (2013-2016)

Lawnwood Regional Medical Center
•
Anesthesiologist (2005-2013)

EDUCATION:
•
B.Sc. and MD, University of Miami

•
Anesthesiology Residency, University of Miami / Jackson Memorial Hospital

•
MBA, George Washington University

There are no family relationships among any of our directors or executive officers.

68 | investor.pacira.com

Executive Compensation

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

Executive Compensation
EXECUTIVE COMPENSATION
PROPOSAL 3
Advisory Vote to Approve Executive Compensation
The board unanimously recommends voting FOR the advisory vote to approve the compensation of our named executive officers on your BLUE proxy card or BLUE voting instruction form.
As required by Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives stockholders the opportunity to approve or reject our executive pay program through the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers of Pacira BioSciences, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion in the Company’s proxy statement.”
We currently conduct the say on pay advisory vote annually, with the next vote following this year’s vote occurring at the next annual meeting of stockholders. The say on pay vote is advisory and therefore will not be binding on the People & Compensation Committee, the board, or the Company. However, the People & Compensation Committee and board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Please read the “Executive Compensation” section of this proxy statement before determining how to vote on this proposal. As discussed in more detail in the “Compensation Discussion and Analysis” section, which includes our 2025 performance highlights, the primary objectives of our executive compensation program are to:
•
increase stockholder value by attracting and retaining talented executives;

•
rewarding performance that meets or exceeds our established goals; and

•
aligning the interests of our executives with those of our stockholders.

Our People & Compensation Committee, which is advised by an independent compensation consultant, aims to reward our named executive officers for performance and align their interests with those of our stockholders.

70 | investor.pacira.com

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
71	COMPENSATION DISCUSSION AND ANALYSIS
71	I. Executive Summary
72	2025 Company Performance
74	Executive Compensation Highlights
77	Compensation Governance Highlights
78	2025 Say-on-Pay Vote & Stockholder Engagement
83	II. Executive Compensation Philosophy and Objectives
83	Compensation Decision Calendar
84	III. Role of People & Compensation Committee, Management and Compensation Consultant
85	IV. Peer Group
88	V. Elements of Our Executive Compensation Program
89	Base Salaries
89	Annual Incentive Bonuses
94	2025 Cash LTIP Targets and Earned Awards
96	Equity Incentive Awards
98	Philosophy on “One-Time” Awards
98	VI. Other Compensation Policies and Practices
98	Policies and Practices Related to the Timing of Equity Awards
99	Other Employment Benefits
100	Severance and Change of Control Arrangements
100	Clawback Policy
100	Stock Ownership Guidelines
101	Anti-Hedging and Anti-Pledging Policy
101	Tax Considerations
101	Accounting Considerations

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
This Compensation Discussion and Analysis provides information about our executive compensation program as it relates to the following “named executive officers” whose compensation information is presented in the tables and accompanying narratives following this discussion:
Frank Lee	Shawn Cross	Kristen Williams	Brendan Teehan	Jonathan Slonin
Chief Executive Officer and Director	Chief Financial Officer	Chief Administrative Officer and Secretary	Chief Commercial Officer(1)	Chief Medical Officer

(1)
Mr. Teehan was appointed Chief Commercial Officer on January 21, 2025.

I.
EXECUTIVE SUMMARY

Our People & Compensation Committee is responsible for overseeing and making recommendations to our board regarding the compensation of our executive officers including base salaries, bonuses, cash, and equity incentive compensation levels and awards, severance arrangements, change of control benefits and other forms of executive compensation. The People & Compensation Committee is also responsible for evaluating our performance against our corporate goals, assessing the performance of our executive officers and making related recommendations to our board, and ensuring our compensation program is aligned with our stockholders’ interests and the objectives described below and is competitive with those of other companies in our industry that compete with us for talent. As demonstrated in this section, the People & Compensation Committee takes these responsibilities very seriously and makes all compensation decisions in a thorough and thoughtful way.
The People & Compensation Committee considers stockholder feedback as part of this process and has made several key changes recently to our executive compensation and related disclosure, including:
•
Granting our named executive officers performance share units (“PSUs”) for the first time in March 2026;

Pacira BioSciences, Inc. 2026 Proxy Statement | 71

Executive Compensation
•
Approving several targeted refinements to the peer group selection criteria and resulting peer group for 2026;

•
Enhancing our compensation disclosure to provide additional context regarding the People & Compensation Committee’s approach to long-term incentives, the role of stock options in the compensation program, and the factors the People & Compensation Committee considers when evaluating executive compensation decisions, among other things;

•
Enhancing the disclosure with respect to our annual incentive bonus program; and

•
Providing additional disclosure regarding the People & Compensation Committee’s philosophy on “one-time” awards and confirming that no such awards were made to any of our named executive officers in 2025.

The primary objective of our executive compensation program is to attract and retain superior executive talent by providing competitive incentives to reward our executives for performance designed to enhance stockholder value and aligning executive interests with those of our stockholders and the long-term strategic goals and objectives approved by our board.
Our compensation program is made up of the following direct compensation elements:

2025 Company Performance
*
Adjusted EBITDA and Non-GAAP Gross Margin are non-GAAP financial measures. See “Appendix A—Reconciliation of U.S. GAAP to non-GAAP Financial Information” for the definition of Adjusted EBITDA and non-GAAP Gross Margin and a reconciliation to the most directly comparable GAAP measures.

72 | investor.pacira.com

Executive Compensation
The following summarizes our Company’s key 2025 performance achievements:
Full-Year 2025 Highlights
➢
Reported record total revenues of $726.4 million, driven by:

•
EXPAREL net product sales of $575.1 million

•
ZILRETTA net product sales of $116.6 million

•
iovera° net product sales of $24.2 million

➢
Repurchased 5.9 million shares of common stock for $150.0 million under a $300.0 million board-authorized share repurchase program approved in April 2025.

➢
We were Issued five additional EXPAREL patents in 2025, all listed in the FDA’s “Orange-Book”, including a new in-vitro release assay patent family extending protection to July 2044.

JANUARY 2025

iovera° Regulatory Milestone ◀
Announced FDA clearance to market a new iovera° Smart Tip
designed to access the medial branch nerves for
management of chronic low back pain.
APRIL 2025
EXPAREL Patent Litigation Volume-Limited Settlement ◀
Settled EXPAREL patent litigation with Fresenius Kabi USA, LLC,
eVenus Pharmaceuticals Laboratories, Inc., and Jiangsu
Hengrui Pharmaceuticals Co., Ltd. (the “Fresenius Parties”), who
are enjoined from marketing a generic bupivacaine liposome
injectable suspension prior to patent expiration, subject to a license permitting volume-limited U.S. entry beginning at a
high-single-digit share of U.S. volumes in early 2030.
RDF Litigation Victory and Repayment ◀
In April, a U.S. District Court ruled that royalties are not owed to the Research Development Foundation on EXPAREL
manufactured using our enhanced, larger-scale
manufacturing process, eliminating an ongoing low single-
digit royalties and benefiting cost of goods sold and gross
margin. In June, A U.S. District Court ordered the Research
Development Foundation to repay $23.1 million in previously
paid royalties on EXPAREL sales that were previously paid
under protest, plus an additional $5.2 million in interest.
NOVEMBER 2025
AmacaThera License Agreement ◀
Entered into an exclusive worldwide license agreement with
AmacaThera, Inc. for the development and commercialization
of PCRX-2002, a novel, dual polymer ropivacaine-based
formulation for post operative pain which has the potential to be complementary to EXPAREL via its long duration of effect
and ease of use.

FEBUARY 2025
▶ GQ Bio Acquisition
Acquired GQ Bio Therapeutics GmbH, adding the HCAd local-delivery platform, which enables more efficient genetic medicines and the use of large and multiple gene constructs; PCRX-201 is the lead program from this platform.
JULY 2025
▶ ZILRETTA Collaboration
Announced strategic collaboration with Johnson & Johnson MedTech to expand ZILRETTA through a co-promotion leveraging its early intervention sales force
▶ Credit Agreement
Entered into a credit agreement with Wells Fargo Bank through a $300.0 million senior secured revolving credit facility, refinancing $100.0 million of existing indebtedness and supporting ongoing working capital.
▶ Operational Efficiency
Implemented manufacturing efficiencies for EXPAREL and decommissioned a 45-liter batch EXPAREL manufacturing suite in San Diego following the scale-up to larger, 200+ liter suites in San Diego and Swindon, United Kingdom. These larger-scale suites provide approximately four-fold greater production capacity and improved cost structure and yields. As a result, a reduction in force impacting 71 employees was implemented, which is expected to reduce annual operating expenses by approximately $13.0 million moving forward.

Pacira BioSciences, Inc. 2026 Proxy Statement | 73

Executive Compensation
The following chart highlights the growth of our net product sales (EXPAREL, ZILRETTA, and iovera°) over the last three years:
Net Product Sales 2023-2025 ($ in millions)
EXPAREL Volume Growth (2024-2025)
Note: Second half 2025 EXPAREL volume growth was 8.0% versus the second half of 2024.

Executive Compensation Highlights
We believe that our executive compensation program is well-structured to support our business objectives, and that our compensation programs and policies reflect a pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders, as the majority of compensation our executives ultimately realize is aligned to corporate objectives and linked to the value of our common stock.
Our People & Compensation Committee seeks to ensure that our compensation program promotes the attainment of our business goals and that total compensation paid to each of our named executive officers is fair,

74 | investor.pacira.com

Executive Compensation
reasonable, and competitive. The People & Compensation Committee seeks to evaluate the compensation of our named executive officers holistically, considering the appropriate mix of base salary, annual incentive bonuses, cash long-term incentive plan (the “cash LTIP”) targets and equity awards, and has determined that total compensation targets for our named executive officers is within the range of the competitive market. These elements are designed to incentivize and reward our executives for the achievement of challenging performance objectives tied to important corporate milestones and increasing stockholder value over time.

Annual Incentive Bonuses
The People & Compensation Committee believes that annual incentive bonuses based on Company and individual performance goals provide our named executive officers incentive to outperform our goals—including our goal of increasing stockholder value—as our goals are tied to the objectives that align most to financial performance and long-term growth while promoting prudent capital allocation. Annual incentive bonuses also help ensure that we attract and retain talented named executive officers. Each year, the People & Compensation Committee establishes a target annual incentive award for each named executive officer expressed as a percentage of the executive’s base salary, based on results of the People & Compensation Committee’s independent compensation consultant’s comparative assessment regarding annual incentive award targets for comparable positions at peer companies, the estimated contribution and responsibility of the individual named executive officer, and market practices.
In 2025, the People & Compensation Committee approved the Company factor for annual incentive bonuses at 90% of target for our named executive officers based on the factors discussed in the section titled “Annual Incentive Bonuses” on page 89 and the section titled “2025 Corporate Dashboard and Performance” on page 90.

Annual Equity Grants
The People & Compensation Committee believes that equity grants are a long-term incentive opportunity to motivate and reward our named executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to stockholders.
In 2025, the People & Compensation Committee determined that RSUs were the best vehicle to use for equity grants for our named executive officers, as they motivate and incentivize our named executive officers because they have upside potential but also provide a retentive benefit and encourage our executives to focus on the long-term success of the Company, while also reinforcing an ownership culture and commitment to Pacira. As such, the People & Compensation Committee granted time-vested RSUs for the annual equity award, which vest in equal annual installments over four years. In doing so, the People & Compensation Committee considered the importance of bolstering executive retention during a period of significant business turbulence, combined with a current lack of retentive value from prior years’ stock option awards.
In March 2026, in response to stockholder feedback received during the board’s off-season engagement efforts, the People & Compensation Committee introduced performance share units for our named executive officers for the first time, delivering 20% of the target annual equity grant value in this new form. The PSUs granted in March 2026 abide by the same vesting schedule of our RSUs, subject to performance achievement.

Chief Commercial Officer—Brendan Teehan
To induce Mr. Teehan to accept our offer of employment, the People & Compensation Committee granted Mr. Teehan 99,500 stock options and 54,500 RSUs (a target grant-value mix of 75% options and 25% RSUs) in accordance with our standard, benchmarked practice for new executive hires with the primary objective being to

Pacira BioSciences, Inc. 2026 Proxy Statement | 75

Executive Compensation
align his compensation arrangement with stockholder value creation. He is entitled to participate in the Company’s other benefit programs generally available to employees of the Company.
Additionally, Mr. Teehan received relocation benefits (ultimately in the amount of $101,023) and a cost of living adjustment over three years (with $38,824 paid in 2025 and $26,012 and $12,812 payable in 2026 and 2027, respectively) to cover reasonable costs and expenses associated with Mr. Teehan’s relocation. To determine an appropriate compensation package for Mr. Teehan, the board and the People & Compensation Committee considered competitive market data from the Company’s approved peer group. To align Mr. Teehan’s target total compensation with stockholder interests, his total target direct compensation was positioned at the 50th percentile, his pay mix was heavily weighted towards long-term incentives, and 75% of the targeted fair value of his new hire equity grant was delivered in time-vesting stock options, for which Mr. Teehan will only ultimately realize compensation to the extent that the fair value of our common stock is greater than the exercise price of such stock options.

Cash Long-Term Incentive Plan
The cash LTIP is a long-term cash award based on our performance against ambitious goals for net product sales and Cash LTIP Adjusted EBITDA (as defined herein) with a modifier based on relative total stockholder return (“TSR”) performance. In 2025, the cash LTIP represented 7% of our CEO’s total targeted compensation and 9% of the average of the total targeted compensation of our other named executive officers.
The cash LTIP is intended to:
•
motivate and reward participants to drive stockholder value by achieving certain performance goals; and

•
further enhance retention

Unlike the annual cash incentive bonus opportunity which is short-term in nature, the cash LTIP is based solely on financial metrics and a relative TSR multiplier (which further aligns executives’ interests with those of stockholders) and provides cash awards to participants based on the achievement of certain performance goals during each applicable performance period (January 1st through December 31st of each calendar year), with the potential award amount ranging from 0% to 225% of the target cash award. There is also a retention element—if the performance goals are achieved, the cash LTIP awards will then vest in full only after a three-year vesting period, subject to the participant’s continued employment (except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the People & Compensation Committee).
Total Target Compensation Mix
These charts represent the target values granted to our CEO, Frank D. Lee and the average of our other named executive officers in 2025(1). To incentivize him to accept his offer of employment with the Company in the context of a highly competitive market, Mr. Teehan received a larger equity grant in connection with his hiring than would be targeted for him in subsequent years, as industry benchmarks for new hire grants are targeted between one and one-half to two times the annual equity grant benchmark. Actual amounts earned can be found within “Compensation Discussion and Analysis” beginning on page 71.

76 | investor.pacira.com

Executive Compensation
(1)
Because Shawn Cross was appointed CFO on October 21, 2024, he did not receive an equity grant in 2025 due to the fact the grant would have occurred within four months of his newhire equity awards. However, for 2025,Mr. Cross is still included in the “Other Named Executive Officer Averages” in the chart above. Brendan Teehan was appointed Chief Commercial Officer on January 21, 2025. To induce Mr. Teehan to accept our offer of employment, the People & Compensation Committee granted Mr. Teehan 99,500 stock options and 54,500 RSUs (a target grant value mix of 75% options and 25% RSUs) in accordance with our standard, benchmarked practice for new executive hires with the primary objective being to align his compensation arrangement with stockholder value creation.

Compensation Governance Highlights
In order to further align the long-term interests of management with those of our stockholders and align our compensation program with corporate governance best practices, The People & Compensation Committee has established the following policies and practices:
Things We Do
Independent People & Compensation Committee that approves all compensation for our named executive officers
Independent compensation consultant whose independence is reviewed annually by the People & Compensation Committee
Annual Say-on-Pay vote
Reasonable “double trigger” change of control benefits triggered upon a change of control followed by termination of the executive without cause or resignation for good reason
People & Compensation Committee assesses whether compensation practices increase risk-taking or risk to the Company, exercising its responsibilities under its charter and its important oversight role
Robust stock ownership guidelines for executives and directors
Pay-for-performance philosophy with majority of pay at risk
Emphasis on long-term compensation components to further align executives with the interests of stockholders
Active, director-led stockholder engagement on governance and compensation topics
Stock ownership guidelines for CEO (6x annual base salary) and other named executive officers (3x annual base salary)
Clawback policy applicable to incentive-based compensation awards for our executive officers
Regular review of shares available for grant under equity plans, utilization, burn rates, and overhang
Things We Don’t Do
No excise tax gross-ups in connection with parachute payments in the event of a change of control
No pensions or any other enhanced benefit programs beyond those typically available to all employees
Limited perquisites
No hedging, short-sales, derivative transactions, or pledging of company stock
No stock option repricing or cash-out of underwater stock options without stockholder approval
No discounted stock option grants
No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards

Pacira BioSciences, Inc. 2026 Proxy Statement | 77

Executive Compensation

2025 Say-on-Pay Vote & Stockholder Engagement
At our annual meeting of stockholders in June 2025, we held an advisory stockholder vote to approve the compensation of our named executive officers, which we refer to as “Say-on-Pay”. The compensation of our named executive officers reported in our 2024 proxy statement received 39.5% of the votes cast at the 2025 annual meeting of stockholders. In response to this outcome, we conducted an expanded stockholder outreach effort—specifically to discuss our executive compensation practices and to better understand drivers behind the vote outcome, in addition to soliciting stockholder perspectives on our business strategy, corporate governance, and sustainability priorities. The feedback that we receive from stockholders as part of regular and expanded proxy-focused engagement has helped inform our compensation and corporate governance programs and we have reflected these updates in our 2026 pay practices to further align the interests of our management team with those of our stockholders.
Following our 2025 annual meeting of stockholders, between July and November 2025, we invited stockholders representing 97.4% of our shares outstanding(1) to engage and held meetings with all stockholders representing 56.7% of our shares outstanding(1) who responded to provide them with an opportunity to engage directly with independent members of our board and members of our engagement team to discuss our executive compensation practices and other corporate governance matters. A number of stockholders politely declined our offer to meet, indicating that a meeting was not needed due to their support of our approach to compensation and lack of concerns.
Participants in these meetings included our Independent Chair of the Board, the independent Chair of our People & Compensation Committee, our Chief Administrative Officer and Secretary, our Senior. Vice President of Human Resources, our Vice President of Investor Relations, our Director of Equity & Corporate Governance, and other members of management, as appropriate. Our board, including our People & Compensation and Nominating, Governance & Sustainability Committees, was provided with a detailed briefing of these conversations.
During these meetings, we received a broad range of feedback as we sought input from stockholders regarding our 2025 Say-on-Pay vote and particular enhancements we could make to improve our disclosures and practices regarding our executive compensation programs. In these meetings, several stockholders had questions regarding the new-hire equity awards granted to our CEO and CFO and other one-time special awards granted to other named executive officers in 2024 and suggested opportunities to enhance our compensation-related disclosure. Upon the opportunity to discuss the unique circumstances behind the new CEO and CFO (industry benchmarks for new hire grants are targeted between one and one-half to two times the annual equity grant benchmark) and other special equity awards granted in 2024, the vast majority of our stockholders expressed support for these “one-time” awards and encouraged the board to disclose its philosophy on one-time awards. We took the opportunity during these meetings to provide our stockholders with an overview of the company’s plans to respond to the 2025 Say-on-Pay vote, as further described below.
The following chart shows the percentages of stockholders contacted and engaged with as part of our stockholder engagement related to the low 2025 Say-on-Pay support, as well as the percentage of shares engaged with which included at least one of our independent directors(1):
Stockholders Contacted	Stockholders Engaged	Independent Director Led
41 Stockholders, Representing 97.4% of Shares Outstanding	11 Stockholders, Representing 56.7% of Shares Outstanding	73% (8/11) of Stockholder Meetings Were Led by an Independent Director

(1)
Share ownership figures based on 13F filings and 44.9 million shares of common stock outstanding as of June 30, 2025.

The feedback received during these discussions was shared with the People & Compensation Committee and the full board. The primary focus of these conversations were related to the design of our long-term incentive programs, including:
•
The board’s philosophy around “one-time” awards;

78 | investor.pacira.com

Executive Compensation
•
Appropriateness of the peer group;

•
Greater ratio of incentives allocated to performance-based, formulaic incentive plans;

•
Pay and performance alignment; and

•
The People & Compensation Committee’s view on equity compensation mix.

The following table summarizes representative feedback received during these stockholder outreach discussions and how the People & Compensation Committee has responded to the feedback received:
What We Heard	How We Responded

Philosophy on “one-time” awards
Stockholders understood the importance of one-time grants issued as part of new hire compensation for the Company’s ability to attract executive talent and encouraged greater transparency and sought clarity on the board’s “One-Time Awards” philosophy.

The Committee acknowledges this feedback and has meaningfully strengthened its governance framework around one-time awards. The People & Compensation Committee reaffirms that one-time awards are not a routine element of our executive compensation program and commits that such awards will be used only in exceptional and non-recurring circumstances (e.g., new hire grants or critical retention situations). New hire awards have been consistent with industry benchmarks for new hire grants and are targeted between one and one-half to two times the annual equity grant benchmark.
We enhanced this year’s executive compensation disclosure by including a dedicated section focused on the Company’s philosophy on one-time awards. For additional detail, see “Philosophy on One-Time Awards” on page 98.

Peer group benchmarking
Stockholders sought greater clarity on how the People & Compensation Committee determines and evaluates the Company’s peer group, including with respect to market capitalization alignment.

The People & Compensation Committee conducts a rigorous annual review of the Company’s peer group with the support of its independent compensation consultant. This review considers multiple factors, including industry, revenue, market capitalization, stage of development, employee base and growth profile. In direct response to stockholder feedback, the People & Compensation Committee refined its peer group for 2026 by adding five and removing four companies, to tighten the targeted market capitalization range and remove companies that did not align with these parameters, resulting in a more focused and balanced peer group.
For additional detail, see “Peer Group Changes for 2026” on page 87.

Use of performance-based equity Some stockholders encouraged the Company to incorporate performance-based equity, including PSUs tied to financial or relative TSR metrics.
Beginning in 2026, the Company introduced performance stock units (“PSUs”) into the long-term equity award mix, with vesting tied to 2026 net product sales of EXPAREL. This represents a meaningful enhancement to the program and increases the proportion of compensation explicitly linked to objective performance outcomes. The People & Compensation Committee intends to continue evaluating the use of additional performance metrics over time to further strengthen alignment with stockholder returns.
Additionally, the People & Compensation Committee increased the weighting of the financial and commercial goals to 60% versus 50% for the 2026 annual incentive bonus to tie a greater ratio of annual incentives to present financial metrics.

Pay-for-performance alignment Stockholders requested additional transparency on how the People & Compensation Committee evaluates alignment between executive compensation and Company performance.
The People & Compensation Committee maintains a strong pay-for-performance aligned program, with a significant majority of target compensation delivered in variable and at-risk forms.
For 2025, despite a calculated 101% overall assessed performance against the Company’s Corporate Dashboard and numerous achievements accomplished by the Company in 2025, the People & Compensation Committee applied negative discretion to lower the annual incentive bonuses at a company factor of 90%. Additionally, the 2025 cash LTIP (as defined herein) paid out at 92.9% of target, in alignment with stockholder experience. While our one-year TSR was 37.4%, the People & Compensation Committee took into account the multi-year EXPAREL patent litigation decision that began in 2021 but was decided in August 2024 coupled with two subsequent generic challengers to EXPAREL that filed Paragraph IV Certification Notice Letters in October 2025 under

Pacira BioSciences, Inc. 2026 Proxy Statement | 79

Executive Compensation
What We Heard	How We Responded

the Hatch-Waxman Act, as well as acknowledged that achievement of 95.3% of the Company's net product sales target may have negatively impacted the Company's market capitalization.
The realizable value of long-term equity incentives, which comprise the largest component of executive compensation, is directly tied to our stock price performance. This fosters alignment with our overall financial and operational performance results, progress and strategic initiatives and stockholder experience. As further described above, the introduction of PSUs beginning in 2026 increases the proportion of compensation explicitly linked to objective performance outcomes.

Enhanced compensation proxy disclosure
Stockholders encouraged clearer disclosure of the People & Compensation Committee’s decision-making process, including considerations that inform the compensation program design and annual performance evaluation.

In response, this year’s proxy statement incorporates enhanced Compensation Discussion & Analysis disclosures to provide greater transparency into the People & Compensation Committee’s decision-making process, including expanded discussion of long-term incentive design, the role of different equity vehicles, performance metric selection and how performance outcomes inform compensation decisions.

Role of stock options Stockholders asked about the continued use of stock options and whether they should be considered performance-based.
Generally, the Committee considers stock options to be performance-based awards as they deliver value only if our stock price meaningfully appreciates from the grant date.
Stock options are also a prevailing equity award type used across the biotechnology sector, which was one of the key inputs in the prior equity incentive mix selection.
Reflecting both share usage considerations (a greater number of stock options are required compared to full value awards to deliver the same equity grant-date fair value), key talent retention priorities, and the introduction of PSUs, the Company did not grant stock options to named executive officers in 2025 (other than a new-hire grant to Mr. Teehan) and did not grant stock options to named executive officers in 2026.
A substantial portion of executives’ outstanding equity remains in stock options, reinforcing alignment with long-term stockholder value creation. The People & Compensation Committee will continue to review the appropriate equity pay mix in light of the Company’s strategic needs and priorities.

The People & Compensation Committee and our entire board value the opinion and feedback of our stockholders. The People & Compensation Committee will continue to consider the outcome of our Say-on-Pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.
While our historical Say-on-Pay support reflects strong alignment of our stockholders with our compensation program, the People & Compensation Committee recognizes that the 2025 Say-on-Pay vote was influenced by both stock price performance stemming from our EXPAREL patent infringement litigation, which began in 2021 and extended through the court’s ruling in August 2024 and the unique leadership transitions of a new CEO and CFO in 2024 along with retention grants to other named executive officers as part of that transition to lead the Company into its next chapter of growth. The People & Compensation Committee views these actions as situational and non-recurring.
Consistent with the feedback received, the People & Compensation Committee has taken deliberate steps to evolve the compensation program, including introducing PSUs, refining peer group alignment, enhancing disclosure, and reinforcing a disciplined approach to special awards.
The People & Compensation Committee remains committed to continuous improvement and maintaining a compensation program that is transparent, performance-driven and closely aligned with the long-term interests of Pacira’s stockholders.

80 | investor.pacira.com

Executive Compensation

Annual and Long-Term Incentive Program Design Changes for 2026
In making determinations about our compensation practices and annual and long-term incentive program design changes for 2026, the People & Compensation Committee was mindful of the feedback received from stockholders and the results of 2025’s Say-on-Pay advisory vote. The changes described below reflect the action taken as a result of what we heard from stockholders.
Performance Share Units
As a part of its annual review of the Company’s compensation program, in consultation with its independent compensation consultant, and in consideration of stockholder feedback received in 2025, the People & Compensation Committee granted executive officers and other senior executives PSUs for the first time. 20% of each long-term incentive grant to this population was delivered in PSUs, with the other 80% of the grant delivered in RSUs. In addition, the 2026 long-term incentive equity grant was planned for with a floor price on the grant date to limit the grant-date fair value of the award as well as limit the amount of shares for the grant.
The 2026 PSU grant has a one-year performance period tied to 2026 EXPAREL net product sales, and, to the extent earned (if any), vests 25% each year over four years, in line with the standard vesting schedule for our RSUs. Payouts versus target range from zero for performance below 97% of target up to 250% for performance at or above 107% of target, with achievement based on the scale below:
Performance (% of Target)	Payout (% of Earned PSUs)
At or Above 107%	250%
106%	225%
105%	200%
104%	180%
103%	160%
102%	140%
101%	120%
100%	100%
99%	75%
98%	50%
97%	25%
Below 97%	0%

Pacira BioSciences, Inc. 2026 Proxy Statement | 81

Executive Compensation
The Company does not forward-disclose the specific performance goals associated with the PSU targets (or targets for other performance-based compensation vehicles), as such information is competitively sensitive and its public disclosure could cause business harm. The People & Compensation Committee does, however, intend to disclose the relevant targets following the applicable completion of the performance period.
The People & Compensation Committee is committed to continue to refine the Company’s PSU program in future years. Considerations on further changes for 2027 and beyond will depend on the number of shares available for grant (as the Company grants equity throughout the organization, not just to senior executives and named executive officers), then-current stock prices, market assessments of targeted grant values, burn rate and overhang considerations, the evolving competitive landscape for executive compensation within the Company’s peer group and ongoing feedback from our stockholders. The People & Compensation Committee will also take into account the performance metrics and incentive tools that best align executive interests with the Company’s long-term strategic priorities, the rigor of set performance goals and the People & Compensation Committee’s broader executive retention priorities.
Peer Group
We received stockholder feedback emphasizing the importance of maintaining a peer group that is appropriately sized relative to Pacira, particularly with respect to market capitalization. Stockholders expressed concerns that certain peers had market capitalizations meaningfully larger than Pacira’s, potentially diluting the relevance of compensation comparisons.
In response to stockholder input and following a detailed analytical review, the People & Compensation Committee approved several targeted refinements to the peer selection criteria and resulting peer group for 2026. For a discussion on these changes for 2026, see the section titled “IV. Peer Group” on page 85.
Annual Incentive Bonuses
In 2026, the People & Compensation Committee amended the weights of goals in the Company’s Corporate Dashboard in order to place further emphasis on financial and commercial goals—most importantly—net product sales of EXPAREL, ZILRETTA, and iovera°.
Category	2025 Weight	2026 Weight
Financial & Commercial	50%	60%
Culture & People	25%	20%
Pipeline & Manufacturing	25%	20%
Total	100%	100%

82 | investor.pacira.com

Executive Compensation
II.
EXECUTIVE COMPENSATION PHILOSOPHY AND
OBJECTIVES

Our compensation philosophy is performance-based and focuses on aligning the financial interests of our named executive officers with those of our stockholders. Our primary objective with respect to executive compensation is to attract, retain, and motivate superior executive talent with the skills and experience to successfully execute our business strategy. Our executive compensation program is designed to:

1. Provide competitive incentives that reward the achievement of performance goals that are designed to directly correlate to the enhancement of stockholder value
2.
Align the interests of our executives with those of our stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of increasing long-term stockholder value

	3. Provide long-term incentives that promote executive retention	4. Provides our executives with incentives to achieve our long-term strategic goals and objectives approved by our board and to reward them for doing so.
To achieve these objectives, our executive compensation program ties a significant portion of each named executive officer’s overall compensation to key pre-determined, objective corporate financial goals and to individual performance and goals. We have also historically provided a portion of our executive compensation in the form of equity awards that vest over time, which we believe helps to retain our named executive officers and aligns their interests with those of our stockholders by allowing them to participate in our long-term performance as reflected in the trading price of our common stock.

Compensation Decision Calendar
The People & Compensation Committee generally considers certain decisions and action items at similar points in the calendar each year, as outlined below. Human capital management and stockholder feedback related to compensatory matters (if any are received) are considered at each regularly scheduled People & Compensation Committee meeting.

Pacira BioSciences, Inc. 2026 Proxy Statement | 83

Executive Compensation
III.
ROLE OF PEOPLE & COMPENSATION COMMITTEE,
MANAGEMENT AND COMPENSATION CONSULTANT

Our People & Compensation Committee makes all compensation decisions regarding our named executive officers. Our People & Compensation Committee is charged with, among other things, the oversight of our human resources function and the responsibility of reviewing our executive compensation policies and practices (including that of our named executive officers) to ensure adherence to our compensation philosophy and objectives and that the total compensation paid to our named executive officers is consistent with our performance and is fair, reasonable, and competitive with other companies within our industry.
Our chief executive officer annually reviews the performance of each of our named executive officers, other than himself, and, based on these reviews, makes recommendations to our People & Compensation Committee regarding salary adjustments, annual incentive bonus payments, cash LTIP awards, and equity incentive awards for such named executive officers. The People & Compensation Committee believes it is valuable to consider the recommendations of our chief executive officer with respect to these matters because, given his knowledge of our operations and the day-to-day responsibilities of our named executive officers, he is in a unique position to provide the People & Compensation Committee with perspective into the performance of our executive officers in light of our business at a given point in time.
While the People & Compensation Committee considers the chief executive officer’s reviews and recommendations, the People & Compensation Committee decides the compensation of our named executive officers and also considers, among other things, company and individual performance, peer group data, and recommendations from Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), the People & Compensation Committee’s independent compensation consultant, as further described below.
As part of the 2025 compensation process, our People & Compensation Committee retained Aon as its independent compensation consultant. Aon has served in this capacity since 2011. Aon provided advisory services with respect to executive and equity compensation and a competitive assessment of compensation for non-executives and sales personnel, in each case, as directed by the People & Compensation Committee. Aon provides additional services to management in the areas of non-executive compensation, with all activities being reviewed and approved by the People & Compensation Committee or its chair before any services are provided.
Prior to engaging Aon, our People & Compensation Committee considered the independence of Aon in accordance with the terms of the People & Compensation Committee’s charter and applicable regulations mandated by Nasdaq and the SEC. In total, fees paid to Aon during 2025 for services not related to Aon’s work with the People & Compensation Committee, such as commercial risk brokerage, were $300,655. Fees paid to Aon during 2025 for services related to recommending the amount and form of executive and director compensation, non-executive compensation, and compensation benchmarking were $249,568. The decision to engage Aon for these other services was made by management, and the People & Compensation Committee approved such other services of Aon. After conducting this assessment, our People & Compensation Committee did not identify any conflicts of interest with respect to Aon and concluded that Aon was independent.

84 | investor.pacira.com

Executive Compensation
IV.
PEER GROUP

In making determinations about executive compensation, the People & Compensation Committee believes that obtaining relevant market data is important, because it serves as a reference point for making decisions and provides helpful context. When making decisions about the structure and component mix of the executive compensation program, the People & Compensation Committee considers the structure and components of, and the amounts paid under, the executive compensation programs of other comparable peer companies, as derived from public filings and other sources.
For 2025, our People & Compensation Committee identified certain peer group data with the assistance of Aon. The People & Compensation Committee took the results of Aon’s comparative analyses of our peer group (as described below), as well as the considerations provided by Aon with respect to components and levels of compensation for our named executive officers, under advisement and as a reference point in determining competitive market practice in our industry. The People & Compensation Committee considered the assessment of peer group market compensation, historical compensation levels, subjective assessments of individual performance and value to the Company and other subjective factors in establishing and approving the various elements of our executive compensation program for 2025.
Our peer companies are selected from publicly-traded pharmaceutical and biotechnology companies based in the U.S. and then further refined to more closely align with us based on:
•
revenue

•
market capitalization

•
employee headcount

The People & Compensation Committee also takes into consideration:
•
stage of development (i.e., commercial stage and growing, early-stage commercial biopharma companies)

•
innovation and product pipelines

•
research and development spend

•
growth in revenue and stock price

In general, the People & Compensation Committee accords less weight to market capitalization due in part to the number of factors that can influence and cause volatility in the trading price of the common stock of a company, including but not limited to those in the biopharmaceutical industry as a result of events related to patent litigation and loss of exclusivity timelines. In addition, the People & Compensation Committee views the consistency and robustness of the peer group over time as being particularly important.
At the time the 2025 peer group was approved by the People & Compensation Committee in September 2024, based on analysis and recommendations from Aon (using data from August 2024), our market capitalization was positioned below the 25th percentile of the proposed peer group, while our trailing twelve-month revenue was positioned at approximately the 67th percentile. Other factors considered to a lesser extent were (i) headcount, where we were positioned at the 65th percentile of the approved peer group; and (ii) three-year revenue growth, where we were positioned at the 42nd percentile. The Company’s market capitalization was positioned at approximately the 33rd percentile of the proposed peer group as of June 30, 2024, and was adversely impacted by the U.S. Food and Drug Administration approving an abbreviated New Drug Application of a third-party for a generic bupivacaine liposome injectable suspension in July 2024 and a subsequent court ruling that one of our EXPAREL patents was invalid in August 2024 (stemming from our multi-year EXPAREL patent infringement litigation which began in 2021). Therefore, the People & Compensation Committee determined that a sudden, significant change in market capitalization did not serve as the overarching factor to consider for the 2025 peer group, as a significant amount of turnover in the peer group would likely have led to significant compensation volatility. Instead, the People & Compensation Committee removed companies from the proposed peer group that were viewed as extreme outliers, while placing four others on a “watch list”, of which three were since removed for 2026 (including one such company having been acquired).

Pacira BioSciences, Inc. 2026 Proxy Statement | 85

Executive Compensation
The People & Compensation Committee believes that the companies selected for our 2025 peer group are broadly comparable to us and represent our labor market for talent for key leadership positions. Our People & Compensation Committee annually reviews our peer group with Aon to determine if adjustments are necessary to ensure that it continues to be relevant or if additional peer companies or groups are necessary to provide appropriate information on market practices and compensation levels. Where possible, the People & Compensation Committee prefers to maintain consistency in the peer group year-over-year and takes into consideration our future outlook and growth strategy in relation to companies proposed for inclusion or exclusion from the current peer group.
Our peer group for 2025 compensation purposes was as follows:
Company Name	Ticker Symbol	Trailing 12-Month Revenue as of August 23, 2024 ($ millions)	30-Day Average Market Cap as of August 23, 2024 ($ billions)
ACADIA Pharmaceuticals, Inc.	ACAD	$890.5	$3.1
Alkermes plc	ALKS	1,507.9	3.0
Amicus Therapeutics, Inc.	FOLD	455.7	7.1
Amphastar Pharmaceuticals, Inc. +	AMPH	712.9	3.0
ANI Pharmaceuticals, Inc.	ANIP	539.0	2.2
BioCryst Pharmaceuticals, Inc. +	BCRX	382.2	4.1
Blueprint Medicines Corporation	BPMC	362.8	17.1
CareDx, Inc.	CDNA	297.1	4.6
Collegium Pharmaceutical, Inc. +	COLL	576.7	2.0
Corcept Therapeutics, Inc.	CORT	569.6	6.4
Dynavax Technologies Corporation(1)	DVAX	249.7	5.8
Exelixis, Inc.	EXEL	2,014.0	3.6
Halozyme Therapeutics, Inc.	HALO	873.3	8.3
Ionis Pharmaceuticals, Inc.	IONS	813.5	8.7
Ironwood Pharmaceuticals, Inc.	IRWD	400.6	2.2
Organogenesis Holdings, Inc.	ORGO	448.4	0.8
PTC Therapeutics, Inc.	PTCT	900.5	2.8
Supernus Pharmaceuticals, Inc.	SUPN	630.2	2.8
Travere Therapeutics, Inc.	TVTX	177.6	3.9
Ultragenyx Pharmaceutical, Inc.	RARE	481.3	9.6
Pacira	PCRX	690.3	0.8
Pacira—Percentile Rank		67th	8th(2)
+ Company added to peer group for 2025
(1)
Acquired by Sanofi S.A. in February 2026

(2)
The Company’s market capitalization was positioned at approximately the 33rd percentile of the proposed peer group as of June 30, 2024, less than two months before this peer group analysis was conducted, and was adversely impacted by the U.S. Food and Drug Administration approving an abbreviated New Drug Application of a third-party for a generic bupivacaine liposome injectable suspension in July 2024 and a subsequent court ruling that one of our EXPAREL patents was invalid in August 2024.

86 | investor.pacira.com

Executive Compensation
For 2025, the People & Compensation Committee removed Natera, Inc., Sarepta Therapeutics, Inc., and United Therapeutics Corporation due to misalignment with market capitalization criteria, and added Amphastar Pharmaceuticals, Inc., BioCryst Pharmaceuticals, Inc., and Collegium Pharmaceutical, Inc., due to being aligned to most or all the peer criteria and being potential executive talent competitors.
Peer Group Changes for 2026
In advance of the 2026 compensation review cycle, the People & Compensation Committee conducted a comprehensive review of the Company’s peer group to ensure it remains an appropriate and representative comparator group to evaluate executive and director compensation. This review incorporated feedback from stockholders, consideration of evolving governance best practices, and an assessment of Pacira’s continued transformation toward an innovation-driven biopharmaceutical company with both commercial revenue and a growing pipeline.
Through recent stockholder engagement, including discussions with our largest institutional investors, we received feedback emphasizing the importance of maintaining a peer group that is appropriately sized relative to Pacira, particularly with respect to market capitalization. Stockholders expressed concerns that certain peers had market capitalizations meaningfully larger than Pacira’s, potentially diluting the relevance of compensation comparisons.
In response to stockholder input and following a detailed analytical review, the People & Compensation Committee approved several targeted refinements to the peer selection criteria and resulting peer group for 2026:
•
Refined market capitalization range.
The People & Compensation Committee refined the targeted market capitalization range from a broader 1/4x to 4x range to a more focused 1/3x to 3x Pacira’s market capitalization. This adjustment was intended to better reflect Pacira’s current valuation profile, reduce the influence of significantly larger companies on compensation benchmarking, and directly respond to stockholder concerns.

•
Expanded the scope of eligible companies.
While the prior peer group focused primarily on commercial-stage biopharmaceutical companies, the People & Compensation Committee expanded the search to also include growing biotechnology companies with late-stage clinical assets. This refined approach recognizes that Pacira increasingly competes for executive talent with these companies. This broader lens better reflects Pacira’s strategy of balancing durable commercial revenue with pipeline development that can drive future growth in stockholder value.

•
Inclusion of innovation as a peer selection factor.
The People & Compensation Committee added innovation as a consideration in peer selection. This includes evaluating companies with meaningful investment in research and development, differentiated platforms, and advancing clinical pipelines alongside commercial operations.

Pacira BioSciences, Inc. 2026 Proxy Statement | 87

Executive Compensation
Our peer group for 2026 compensation purposes is as follows:
Company Name	Ticker Symbol	Trailing 12-Month Revenue as of August 15, 2025 ($ millions)	30-Day Average Market Cap as of August 15, 2025 ($ billions)
ACADIA Pharmaceuticals, Inc.	ACAD	$1,018.9	$4.0
Alkermes plc	ALKS	1,505.3	4.5
Amicus Therapeutics, Inc.	FOLD	571.2	2.0
Amphastar Pharmaceuticals, Inc.	AMPH	722.7	1.10
ANI Pharmaceuticals, Inc.	ANIP	747.4	1.4
Apellis Pharmaceuticals, Inc. +	APLS	754.6	2.8
Arrowhead Pharmaceuticals, Inc. +	ARWR	573.0	2.3
BioCryst Pharmaceuticals , Inc.	BCRX	557.5	1.8
CareDx, Inc.	CDNA	340.8	0.7
Collegium Pharmaceutical, Inc.	COLL	707.0	1.1
Corcept Therapeutics, Inc.	CORT	716.1	7.4
Dynavax Technologies Corporation(1)	DVAX	316.3	1.3
Harmony Biosciences, Inc. +	HRMY	772.5	2.1
Ionis Pharmaceuticals, Inc.	IONS	944.1	6.7
Iovance Biotherapeutics, Inc. +	IOVA	241.5	0.9
Novavax, Inc. +	NVAX	1,078.7	1.2
Organogenesis Holdings, Inc.	ORGO	429.5	0.6
PTC Therapeutics, Inc.	PTCT	1,764.9	3.8
Supernus Pharmaceuticals, Inc.	SUPN	665.1	2.1
Travere Therapeutics, Inc.	TVTX	333.9	1.5
Ultragenyx Pharmaceutical, Inc.	RARE	610.2	2.6
Pacira	PCRX	705.8	1.1
Pacira—Percentile Rank		50th	15th
+ Company added to peer group for 2026
(1)
Acquired by Sanofi S.A. in February 2026

For 2026, the People & Compensation Committee removed Blueprint Medicines Corporation following its acquisition by Sanofi, and removed Halozyme Therapeutics, Inc., Exelixis, Inc., and Ironwood Pharmaceuticals, Inc. due to misalignment with the People & Compensation Committee’s refined market capitalization criteria (with headcount considerations also contributing in the case of Halozyme). The People & Compensation Committee added the five companies noted in the chart above that are more closely aligned with Pacira’s updated peer selection criteria, which include but are not limited to: revenues and commercial products, market capitalization, stage of development, innovation focus, the amount of late-stage clinical assets, and that represent competitors for executive talent.
V.
ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

The People & Compensation Committee reviews and considers the performance of each named executive officer and considers the amount of compensation that:
•
we are willing to pay to retain each named executive officer;

•
we would have to pay to replace each named executive officer; and

•
the named executive officer could otherwise command in the competitive employment market.

88 | investor.pacira.com

Executive Compensation
The primary elements of our executive compensation program are:

Base Salaries
We use competitive base salaries to attract and retain qualified executives with the knowledge, skills, and abilities necessary to successfully execute their job responsibilities to help us achieve our growth and performance goals. Base salaries are intended to recognize a named executive officer’s immediate contribution to our organization, as well as his or her experience, knowledge, and responsibilities.
Our People & Compensation Committee annually evaluates adjustments to named executive officer base salary levels, including:
•
recommendations from our chief executive officer (for named executive officers other than himself);

•
the named executive officer’s skills and experience;

•
the particular importance of the named executive officer’s position to us;

•
the named executive officer’s individual performance;

•
the named executive officer’s growth in his or her position; and

•
the results of Aon’s comparative assessment regarding base salaries for comparable positions at peer companies.

For newly hired executive officers, the People & Compensation Committee establishes initial base salaries through arm’s-length negotiations at the time the executive officer is hired, considering the position and the executive’s experience, qualifications, and the competitive market.
After considering the above factors, in January 2025, our People & Compensation Committee approved modest merit increases to the 2025 base salary for each of our continuing named executive officers(1). The 2025 base salaries of our named executive officers were as follows:
Named Executive Officer	2025 Base Salary ($)	Increase over 2024 Base Salary
Frank Lee	936,000	4.0%
Shawn Cross	525,000	― %(1)
Kristen Williams	545,580	5.0%
Brendan Teehan	530,000	― %(1)
Jonathan Slonin	556,400	4.0%

(1)
Mr. Teehan was appointed Chief Commercial Officer on January 21, 2025. Mr. Cross was appointed Chief Financial Officer on October 21, 2024, and, as a result, did not receive an increase in his base salary for 2025.

2025 Annual Incentive Bonuses
The People & Compensation Committee believes that annual incentive bonuses that are awarded to our named executive officers based on Company and individual performance goals provide our named executive officers additional incentive to outperform our financial goals, increase stockholder value, and ensure that we attract and retain talented named executive officers. Each year, the People & Compensation Committee establishes a target annual incentive award for each named executive officer expressed as a percentage of the executive’s base salary, based on results of Aon’s comparative assessment regarding annual incentive award targets for comparable positions at peer companies and the estimated contribution and responsibility of the individual named executive officer. The Company’s performance goals include those that are both financial and non-financial

Pacira BioSciences, Inc. 2026 Proxy Statement | 89

Executive Compensation
in nature, while individual performance goals are assessed based on the executive’s performance vis-a-vis both the Company’s performance goals as well as individual and functional goals. Company and Individual performance is capped at 150% achievement for each goal. No named executive officer achieved this maximum level of performance for any goal during 2025, which highlights the rigorousness of the Company’s performance goals.
These annual incentive bonuses are short-term and variable in nature and are separate from amounts earned under the cash LTIP, as discussed below.
ANNUAL INCENTIVE BONUS TARGETS
For 2025, the targets for our named executive officers remained the same as in 2024 for those who were then executive officers:
	2025 Annual Incentive Bonus (as a Percentage of Base Salary)
Named Executive Officer	Target	Full-Year Target Amount ($)
Frank Lee	85%	795,600
Shawn Cross	50%	262,500
Kristen Williams	50%	272,790
Brendan Teehan(1)	50%	265,000
Jonathan Slonin	50%	278,200

(1)
Mr. Teehan was appointed Chief Commercial Officer effective January 21, 2025 and his 2025 annual incentive bonus was pro-rated accordingly.

Additionally, for 2025, the weighting of our named executive officers’ individual performance and the Company’s performance remained the same as in 2024 for those who were then executive officers and were as follows:
	2025 Annual Incentive Bonus Company vs. Individual Performance Weighting
Named Executive Officer	Company Performance	Individual Performance
Frank Lee(1)	100%	N/A
Shawn Cross	75%	25%
Kristen Williams	75%	25%
Brendan Teehan	75%	25%
Jonathan Slonin	75%	25%

(1)
Mr. Lee does not have an individual performance component as Chief Executive Officer. His annual incentive bonus is entirely tied to company performance.

Our People & Compensation Committee assesses the achievement of corporate and individual goals and performance at the end of each fiscal year to determine the appropriate bonus for each named executive officer. In addition to financial goals, other factors considered in determining both individual and Company performance include corporate goals related to manufacturing, clinical, regulatory, marketing, and business development, among others.

CORPORATE DASHBOARD AND PERFORMANCE
The Company’s 2025 Corporate Dashboard was approved by the board and the People & Compensation Committee and included goals that roll-up into three main categories with a weighted mix: financial and commercial; people and capabilities; and pipeline and manufacturing.
Financial and commercial goals consisted of net product sales, operating expenses, Non-GAAP Gross Margin, and Annual Incentive Bonus Adjusted EBITDA (as defined below). Most notably, the financial and commercial goals included securing a positive settlement of the Company’s paragraph IV patent litigation, which it did in April 2025

90 | investor.pacira.com

Executive Compensation
by signing a volume-limited entry settlement providing EXPAREL exclusivity to 2030 and a volume-limited entry of a generic from 2030 through 2039.
For the Financial & Commercial Goals, assessed performance for 2025 was calculated as follows:
Financial & Commercial Goal	Weight	Target	Result	Achievement
Net Product Sales (EXPAREL, ZILRETTA, iovera°)	50%	$751.2m	$715.9m	95.3%
Average vs. Target of Each of:	50%			108.9%
Non-GAAP Gross Margin(1)		76.8%	81.2%	105.7%
Operating Expenses (Research & Development and Selling, General, & Administrative)		$445.0m	$423.4	105.1%
Annual Incentive Bonus Adjusted EBITDA(2)		$169.0m	$196.0m	116.0%
Final Result				102.1%

(1)
Non-GAAP Gross Margin is a non-GAAP financial measure. See “Appendix A—Reconciliation of U.S. GAAP to non-GAAP Financial Information” for the definition of Non-GAAP Gross Margin and a reconciliation to the most directly comparable GAAP measure.

(2)
Annual Incentive Bonus Adjusted EBITDA is a non-GAAP financial measure and is defined as Adjusted EBITDA plus an upfront licensing fee to AmacaThera, Inc. for the development and commercialization of PCRX-2002 and costs associated with business development due diligence. Performance displayed in the table above considers adjustments to operating expenses and Annual Incentive Bonus Adjusted EBITDA for certain one-time items that will not be comparable with Adjusted EBITDA as reported in other contexts or elsewhere in this proxy statement, including in “Appendix A—Reconciliation of U.S. GAAP to non-GAAP Financial Information”.

People and culture goals consisted of continuing to build organizational capabilities and infrastructure to drive future growth and fostering an improved corporate culture while finding and developing talent and planning for succession.
Pipeline and manufacturing goals included progress in clinical trials, progressing our business development strategy, continuous improvement and manufacturing milestones, and protecting innovations and inventions through additional filed intellectual property.
When considering assessed performance for all dashboard categories in 2025, the People & Compensation Committee considered the following achievements. We:
•
reported record total revenues of $726.4 million, driven by EXPAREL net product sales of $575.1 million, ZILRETTA net product sales of $116.6 million, and iovera° net product sales of $24.2 million;

•
settled our litigations with the Fresenius Parties related to patents for EXPAREL. As part of the volume-limited entry settlement, the Fresenius Parties will be enjoined from marketing a generic bupivacaine liposome injectable suspension before the expiration of the patents-in-suit, except as provided for in the settlement, as we have agreed to provide the Fresenius Parties with a license to our patents required to manufacture and sell certain volume-limited amounts of a generic bupivacaine liposome injectable suspension in the U.S. beginning on a confidential date in early 2030;

•
repurchased 5.9 million shares of our common stock for $150.0 million as part of a $300.0 million share repurchase program authorized by the board in April 2025. In addition, outside of this share repurchase program, we withheld 0.2 million shares of our common stock upon the vesting of RSUs for a total of $5.6 million;

•
were issued a judgment in our favor that royalties were not owed to RDF on EXPAREL manufactured under our enhanced, larger-scale manufacturing process. As a result, this judgment means that the low single-digit royalty that we had been paying RDF is eliminated, thus directly benefiting our cost of goods sold and gross margin. Additionally, in June 2025, the Court issued judgment in our favor declaring that RDF was required to repay us $23.1 million in royalties on EXPAREL sales that were previously paid under protest. The Nevada Court also awarded us an additional interest payment of $5.2 million in statutory interest on the royalties previously paid under protest;

•
announced a strategic collaboration with Johnson & Johnson MedTech to significantly expand the market reach of ZILRETTA, leveraging J&J MedTech’s specialized early intervention sales force to co-promote ZILRETTA to existing and new customers;

Pacira BioSciences, Inc. 2026 Proxy Statement | 91

Executive Compensation
•
were issued five more EXPAREL patents (all of which are listed in the FDA’s “Orange-Book”, including a new in-vitro release assay patent family with protection out to July of 2044;

•
acquired GQ Bio Therapeutics and added the novel, HCAd local-delivery platform that makes genetic medicines more efficient and enables the use of large and multiple gene constructs. PCRX-201 is the lead program from this platform;

•
entered into a credit agreement with Wells Fargo Bank to, among other things, refinance the $100.0 million indebtedness outstanding under our then-existing term loan A credit facility and provide ongoing working capital. This credit agreement provides for a senior secured revolving credit facility in an aggregate commitment amount of $300.0 million;

•
announced the receipt of clearance from the FDA to market a new iovera° Smart Tip designed to access the medial branch nerves to manage chronic low back pain;

•
as a result of improving manufacturing efficiencies for EXPAREL, instituted a reduction in force impacting 71 employees at our Science Center Campus in San Diego, California. Our enhanced efficiencies were the result of our multi-year investment in two large-scale 200+ liter batch manufacturing suites located in San Diego and Swindon, United Kingdom, which commenced commercial production in 2024 and 2021, respectively. These two large-scale manufacturing suites are capable of producing bulk EXPAREL volumes that are approximately four-fold greater than our 45-liter batch manufacturing process, and we believe these larger manufacturing suites provide ample capacity for meeting the growing demand and improving gross margins for EXPAREL through a meaningfully more favorable cost structure and manufacturing yields versus the 45-liter batch process. As a result, and after careful consideration, we decided to decommission our 45-liter EXPAREL batch manufacturing suite located in San Diego and reduce our workforce accordingly. We anticipate that the reduction in the workforce will lead to an annual reduction in operating expenses of approximately $13.0 million; and

•
announced with AmacaThera, Inc., a clinical-stage biotechnology company specializing in drug delivery, an exclusive worldwide license agreement for the development and commercialization of PCRX-2002, a novel, dual polymer ropivacaine-based formulation for post operative pain which has the potential to be complementary to EXPAREL via its long duration of effect and ease of use.

•
demonstrated an improved culture and employee engagement based on our annual survey results which both showed improvement versus 2024 results and scored higher than industry benchmarks.

•
expanded the amount of total lives covered in the U.S. (by both commercial payors and Medicare) to 102 million with NOPAIN Act-like reimbursement outside of the surgical bundle.

Following its assessment of the Company’s performance against the Corporate Dashboard, the People & Compensation Committee determined the following results:
Category	Weight	Assessed Performance(1)	Result
Financial & Commercial	50%	102%	51%
People & Culture	25%	105%	26%
Pipeline & Manufacturing	25%	95%	24%
Total			101%

(1)
Assessed performance for each of the categories on the corporate dashboard range from zero to 150%. For goals that meet their target, performance is assessed between 90% and 110%. Goals contained within each category are not necessarily equally weighted.

Throughout the course of 2025, the board engaged with numerous large stockholders of the Company to receive feedback for its executive compensation process. Stockholders expressed support for the Company’s corporate dashboard, which is designed to provide transparency and quantification of stated goals that derives an assessed performance that is easy to understand. While our one-year TSR was 37.4%, stockholders also expressed concern that lower-than-expected net product sales may have negatively impacted the Company’s market capitalization and thus share price and stockholder return, as did the multi-year EXPAREL patent litigation decision that began in 2021 but was decided in August 2024 coupled with two subsequent generic challengers to EXPAREL that filed Paragraph IV Certification Notice Letters in October 2025 under the Hatch-Waxman Act.

92 | investor.pacira.com

Executive Compensation
In reaching its final assessment for the corporate performance factor, the People & Compensation Committee acknowledged that achievement of 95.3% of its net product sales target may have negatively impacted the Company’s market capitalization.
Therefore, despite a calculated 101% overall assessed performance against the Company’s Corporate Dashboard and numerous achievements accomplished by the Company in 2025, the People & Compensation Committee approved the Company’s annual incentive bonuses at a company factor of 90%.
INDIVIDUAL PERFORMANCE
The individual performance for our named executive officers in 2025 was as follows:
Named Executive Officer	2025 Assessed Individual Performance Factor
Frank Lee(1)	N/A
Shawn Cross	100%
Kristen Williams	115%
Brendan Teehan	100%
Jonathan Slonin	100%

(1)
Mr. Lee does not have an individual performance component as Chief Executive Officer. His annual incentive bonus is entirely tied to company performance.

In reaching its determination on the assessed individual performance factor for each named executive officer in 2025 (other than Mr. Lee whose annual incentive bonus is entirely tied to company performance), the People & Compensation Committee considered each individual’s performance against their stated individual goals as well as corporate goals.
Mr. Cross’s individual performance was assessed at 100% of target based on his work executing $150.0 million of our then-newly-authorized $300.0 million share repurchase plan; refinancing the then-$100.0 million indebtedness outstanding under our then-existing term loan A credit facility with a new credit agreement to provide ongoing working capital; and ensuring that the financial terms of our business development aligned with our 5x30 growth strategy to deliver long-term value for stockholders.
Ms. Williams’s individual performance was assessed at 115% of target based on her integral work towards securing a positive settlement of the Company’s paragraph IV patent litigation, which occurred in April 2025 by signing a volume-limited entry settlement providing EXPAREL exclusivity to 2030 and a volume-limited entry of a generic from 2030 through 2039. In addition, the patent that lost the original litigation was re-examined and subsequently revised and re-issued through an Inter Partes Review with the U.S. Patent and Trade Office; we were issued five more EXPAREL patents (all of which are listed in the FDA’s “Orange Book”, including a new in-vitro release assay patent family with protection out to July of 2044); judgment was issued in the Company’s favor that royalties were not owed to RDF on EXPAREL manufactured under our enhanced, larger-scale manufacturing process; an additional patent was issued for iovera° along with other provisional gene therapy patent applications being filed for the HCAd platform; and leading the organization through its reduction in force following the scale-up to a larger, 200+ liter EXPAREL manufacturing suite at our Science Center Campus in San Diego, California, which impacted 71 employees.
Mr. Teehan’s individual performance was assessed at 100% of target based on his work towards expanding the amount of total lives covered in the U.S. (by both commercial payors and Medicare) to 102 million with NOPAIN Act-like reimbursement outside of the surgical bundle and securing group purchasing organization agreements for EXPAREL.
Dr. Slonin’s individual performance was assessed at 100% of target based on his work towards progressing Part A of our Phase 2 ASCEND study of PCRX-201 and exceeding enrollment expectations, enabling the first readout later in 2026; the integration of the GQ Bio Therapeutics organization’s staff and its HCAd platform into the Company’s development pipeline; and quickly transitioning to a new manufacturing partner for PCRX-201 after the bankruptcy of our former partner.

Pacira BioSciences, Inc. 2026 Proxy Statement | 93

Executive Compensation
PAYOUTS
In light of the performance described above for the Company’s corporate dashboard as well as our named executive officers’ individual performance, ultimate payouts for the year were as follows:
Named Executive Officer	2025 Base Salary ($)	Target Bonus (as a Percentage of Base Salary)	Full-Year Target Amount ($)	Corporate Performance Factor	Individual Performance Factor	Final Payout (as a Percentage of Target)	Final Award ($)(1)
Frank Lee	936,000	85%	795,600	90%	N/A(2)	90.0%	716,040
Shawn Cross	525,000	50%	262,500	90%	100%	92.5%	242,813
Kristen Williams	545,580	50%	272,790	90%	115%	96.3%	262,560
Brendan Teehan(2)	530,000	50%	265,000	90%	100%	92.5%	231,694
Jonathan Slonin	556,400	50%	278,200	90%	100%	92.5%	257,335

(1)
These amounts earned for the 2025 annual incentive bonus are included in the “Bonus” column of the Summary Compensation Table, which can be found on page 103.

(2)
Mr. Lee does not have an individual performance component as Chief Executive Officer. His annual incentive bonus is entirely tied to company performance.

(3)
Mr. Teehan was appointed Chief Commercial Officer effective January 21, 2025 and his 2025 annual incentive bonus was pro-rated accordingly.

2025 Cash LTIP Targets and Earned Awards
The purpose of the cash LTIP is to provide select employees of the Company and its subsidiaries (including our CEO and other named executive officers) the opportunity to receive long-term cash incentive awards. The cash LTIP is intended to: (i) motivate and reward participants for increasing stockholder value by achieving certain objective, pre-determined performance goals, including relative TSR; and (ii) enhance executive retention in a highly competitive talent market. The People & Compensation Committee believes that an annual cash incentive plan that offers significant rewards to our named executive officers for meeting or exceeding Company performance goals provides our named executive officers with the incentive to meet or exceed our strategic Company goals and ensures that we attract and retain talented named executive officers. Notably, the cash LTIP differs from the annual incentive bonus opportunity in the relative TSR feature that further aligns our executives with stockholders, and there is an added retention element (an additional three-year vesting period after the performance year) that does not exist with the annual incentive bonus opportunity. The annual incentive bonus opportunity also features corporate and individual goals which are both qualitative and quantitative in nature. Further, unlike the annual incentive bonus opportunity, individual performance in a given year does not factor into the cash LTIP results.
The cash LTIP provides cash awards to participants based on the achievement of certain Company performance goals during each applicable performance period from January 1 through December 31 of each calendar year. The two financial metrics of net revenue and Cash LTIP Adjusted EBITDA are intended to drive topline growth and increased profitability, respectively. The result is then multiplied by a relative TSR component, as further explained below. Awards earned under the cash LTIP can range between 0% and 225% of target. In setting the performance metric levels, our People & Compensation Committee chose target goals that it considered rigorous and challenging and that took into account the relevant risks and opportunities, and our business objectives. In particular, our People & Compensation Committee reviewed the relevant financial objectives set as a result of the development of the fiscal year budget, considering various risks of achieving specific actions that underlie the targets, the implied performance relative to prior years, and risks associated with various macroeconomic factors. If the performance goals are achieved, the earned cash LTIP awards will vest in full after a three-year vesting period, subject to the participant’s continued employment, except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the People & Compensation Committee.

94 | investor.pacira.com

Executive Compensation
For 2025, the cash LTIP targets for our named executive officers remained the same as in 2024 as a percentage of base salary for those who were then executive officers and were as follows:
Named Executive Officer	2025 Cash LTIP Target (as a Percentage of Base Salary)	2025 Cash LTIP Target Award ($)(1)
Frank Lee	85%	$795,600
Shawn Cross	50%	$262,500
Kristen Williams	50%	$272,800
Brendan Teehan(2)	50%	$242,900
Jonathan Slonin	50%	$278,200

(1)
Represents the targeted award at 100% achievement. Actual amounts earned for 2025 are presented in the Summary Compensation Table appearing on page 103 and are shown below on page 96.

(2)
Brendan Teehan was appointed Chief Commercial Officer on January 21, 2025. The amount presented here is pro-rated from that date.

The cash LTIP performance metrics for the 2025 performance year are shown in the table below. These metrics were derived from the Company’s 2025 financial budgets and forecasts with certain adjustments approved by the People & Compensation Committee(1). For 2025, the targets were reflective of the roll-out of our 5x30 strategy to drive long-term value for all stockholders and support our transition into an innovative biopharmaceutical company—which included the acquisition of GQ Bio Therapeutics and subsequent investment made in advancing the HCAd vector platform (of which PCRX-201 is the lead program). Additionally, specifically with respect to Cash LTIP Adjusted EBITDA, we made significant organizational enhancements in the second half of 2024 in our commercial, medical, and market access functions associated with maximizing the growth of EXPAREL associated with the passage of the NOPAIN Act and driving expansion of commercial payors’ reimbursement policies outside of the “surgical bundle”, as well as marketing initiatives which included a direct-to-consumer advertising campaign intended to drive increased patient demand for EXPAREL, all of which were annualized in our 2025 forecast. Furthermore, we enabled a more focused promotional effort for each of ZILRETTA and iovera° through dedicated sales forces. After reviewing the above considerations as described above, the People & Compensation Committee determined that the rigor of the 2025 performance targets reflected the Company’s internal business plan and maintained the same rigor as in the prior year.
2025 Cash LTIP Performance Metrics(1)
Performance Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Performance
Net revenue(2)	50%	95% of Target $713.6m	100% of Target $751.2m	105% of Target $788.8m	95.3% of Target $715.9m
Cash LTIP Adjusted EBITDA(3)	50%	90% of Target $145.8m	100% of Target $171.5m	110% of Target $197.2m	109.8% of Target $188.3m
Note: Performance and payouts in between levels is calculated on a straight-line basis, with the exception that for net revenue, payouts are deemed to be equal to 100% for performance between 99% and 101% of target, and that for Cash LTIP Adjusted EBITDA, payouts are deemed to be equal to 100% for performance between 98% and 102% of target.
(1)
The 2025 cash LTIP targets exclude $1.9 million of net adjustments related to net revenues and cost of goods sold for sales to our third-party partner for our bupivacaine liposome injectable suspension in veterinary use because we do not have any control over the timing or quantities of the third-parties’ sales or order patterns, and also excludes the accounting cost of the cash LTIP itself. These items are not intended to positively impact the net revenue metric nor adversely impact the Cash LTIP Adjusted EBITDA metric. Additionally, the figures reported here will not be comparable with our consolidated financial results as reported in our latest Annual Report on Form 10-K, filed with the SEC on February 26, 2026 or in this proxy statement, including “Appendix A—Reconciliation of U.S. GAAP to non-GAAP Financial Information”.

(2)
Net revenue pertains to the total EXPAREL, ZILRETTA, and iovera° net product sales and includes all gross revenues less product returns, allowances, prompt payment discounts, wholesaler service fees, volume rebates, chargebacks, and similar items of variable consideration, as applicable.

(3)
Cash LTIP Adjusted EBITDA includes GAAP to non-GAAP adjustments to net income, the most directly comparable GAAP financial measure, which reflect how management analyzes the Company’s financial results. The Cash LTIP Adjusted EBITDA figure presented here is unlikely to be comparable with Adjusted EBITDA disclosures released by other companies or us in other contexts, including due to the fact that for

Pacira BioSciences, Inc. 2026 Proxy Statement | 95

Executive Compensation
purposes of the cash LTIP, Cash LTIP Adjusted EBITDA includes adjustments related to net revenues and cost of goods sold for sales to our third-party partner for our liposome bupivacaine injectable suspension in veterinary use because we do not have any control over the timing or quantities of the third-parties’ sales or order patterns, and also excludes the accounting cost of the cash LTIP itself. In 2025, Cash LTIP Adjusted EBITDA for calculating performance under the cash LTIP also included adjustments to GAAP net income by adding back interest expense, income tax expense, depreciation expense, amortization of acquired intangible assets, restructuring charges, acquisition and business development-related charges (including a key employee holdback from the GQ Bio Therapeutics acquisition), a legal settlement, stock-based compensation, an impairment on acquired in-process research and development, and a loss on the early extinguishment of debt, and by subtracting interest income, changes in the fair value of contingent consideration, and a legal judgment in our favor.
The performance against the two cash LTIP performance metrics is equally weighted to determine the potential award, which is then subject to the application of the relative TSR component.
The relative TSR component based on the Company’s level of achievement against the companies comprising the S&P Pharmaceuticals Select Industry Index is applied to the earned payout resulting from the achievement of the performance metrics as follows:
Percentile Ranking	≤ 50th	55th	60th	65th	70th	≥ 75th	Result: 45th Percentile
Payout Component	100%	110%	120%	130%	140%	150%	No Relative TSR Component Achieved
Note: Performance and payouts in between levels is calculated on a straight-line basis.
For the 2025 cash LTIP performance period, the People & Compensation Committee certified a total payout of 92.9%(1) of target. The achievement levels and associated payouts are shown in the table and graphs below:
Performance Metric and TSR	Performance Level	Result	Payout Achieved
Net revenue	95.3%	$715.9 million	53.1%
Cash LTIP Adjusted EBITDA	109.8%	$188.3 million	132.7%
Relative TSR	37.4% (45th Percentile)	No Relative TSR Component Achieved

(1)
The average of the payout achieved from each equally weighted performance metric of net revenue and Cash LTIP Adjusted EBITDA is 92.9%. There was no relative TSR component achieved.

For the 2025 cash LTIP performance period, the named executive officers earned the following payouts pending the completion of continued service over a three-year vesting period which runs through December 31, 2028.
Name	Cash LTIP Target ($)	Achievement	Cash LTIP Payout ($)
Frank Lee	795,600	92.9%	738,810
Shawn Cross	262,500	92.9%	243,763
Kristen Williams	272,800	92.9%	253,328
Brendan Teehan	242,900	92.9%	225,562
Jonathan Slonin	278,200	92.9%	258,342

Any payout amounts earned during a cash LTIP performance period are based on a percentage of each participant’s base salary at the time the cash LTIP was approved by the People & Compensation Committee. These earned payouts will then vest in full only after a three-year vesting period, subject to the participant’s continued employment (except in the case of death or disability during the vesting period).

2025 Equity Incentive Awards
We believe that our long-term performance is enhanced through equity awards to our named executive officers. Equity awards further our goal of executive retention and motivate and incentivize our named executive officers by:

96 | investor.pacira.com

Executive Compensation
1.
rewarding our named executive officers for maximizing stockholder value over time and providing our named executive officers with a strong link to our long-term performance by enhancing their accountability for long-term decision making; and

2.
ensuring focus on long-term value creation and our strategic objectives, and creating an ownership culture by aligning the interests of our named executive officers with the creation of long-term value for our stockholders.

For 2025, the People & Compensation Committee determined that 100% RSUs were the best vehicle to use for grants to our existing named executive officers, as they motivate and incentivize our named executive officers because they have upside potential but also provide a retentive benefit and encourage our executives to focus on the long-term success of the Company because they deliver some value even during periods of stock price underperformance, while also reinforcing an ownership culture and commitment to Pacira.
In connection with the hiring of Brendan Teehan, our chief commercial officer, in January 2025, the People & Compensation Committee granted him an approximate targeted equity mix of 75% stock options and 25% RSUs with an aggregate value at one-and-one-half times his targeted annual equity grant opportunity in accordance with our standard, benchmarked practices for new hires at all levels of the organization, based on our peer group and as determined by the People & Compensation Committee's independent compensation consultant. The primary objective of these awards is to align Mr. Teehan's compensation arrangement to long-term stockholder value creation. The stock options have an exercise price equal to the closing market price of our common stock on the date of grant. The People & Compensation Committee view stock options as performance-based in nature, as the income recognized upon exercise, if any, is dependent upon appreciation in the price of the Company’s common stock.
All equity incentive awards granted to our named executive officers are approved by our People & Compensation Committee. The equity awards granted to our named executive officers in 2025, along with their grant date fair values, were as follows:
Named Executive Officer	Stock Options (#)(1)	Stock Options Grant Date Fair Value ($)(2)	RSUs (#)(1)	RSUs Grant-Date Fair Value ($)(2)
Frank Lee	―	―	350,000	9,215,500
Shawn Cross	―	―	―	―
Kristen Williams	―	―	79,200	2,085,336
Brendan Teehan	99,500	1,454,193	54,000	1,421,820
Jonathan Slonin	―	―	93,600	2,464,488

(1)
The stock option grants have an exercise price equal to the closing price of our stock price on the grant date, and vest as to 25% of the options shares on the first anniversary of the grant date, with the remaining option shares vesting in equal quarterly installments over the subsequent three years, provided that the named executive officer remains in continuous service with us as of each vesting date. The RSU awards vest in four equal annual installments beginning on the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date.

Because Shawn Cross was appointed CFO on October 21, 2024, he did not receive an equity grant in 2025 due to the fact the grant would have occurred within four months of his new hire equity awards.
(2)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718, Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

In March 2026, the People & Compensation Committee, in response to stockholder feedback received and with the assistance of its independent compensation consultant, took the first step toward growing the performance nature of long-term incentive equity grants by introducing grants of PSUs. For 2026, The PSUs have a one-year performance period tied to 2026 EXPAREL net product sales, and, to the extent earned (if any), vests 25% each year over four years (with continuous service to the Company required on each vesting date) in line with the standard vesting schedule for our RSUs. The People & Compensation Committee is initially allocating 20% of the long-term incentive equity opportunity to PSUs. Achievement versus target will range from zero for performance

Pacira BioSciences, Inc. 2026 Proxy Statement | 97

Executive Compensation
below 97% of target up to 250% for performance at or above 107% of target. The 2026 grants reflect the People & Compensation Committee’s continued evolution to a more performance-oriented equity program, as discussed above.

Philosophy on “One-Time” Awards
The People & Compensation Committee reaffirms that one-time awards are not a routine element of our executive compensation program and commits that such awards will be used only in exceptional and non-recurring circumstances (e.g., new hire grants or critical retention situations). New hire awards have been consistent with industry benchmarks for new hire grants and are targeted between one and one-half to two times the annual equity grant benchmark.
The People & Compensation Committee governs the use of such “one-time” awards based on the following principles:
•
Such awards may be appropriate in limited circumstances, such as to attract and retain executives, in succession planning, for a promotion of an executive who becomes an officer; or other extraordinary circumstances that support both delivering results and driving long-term stockholder value;

•
Granting such awards outside of our regular compensation program needs to make it clear that such awards should not be expected to recur in future years; and

•
If such an award is made to a named executive officer (or an executive or officer who later becomes a named executive officer), expanded disclosure should be provided on the rationale and design of the award, including the rationale for any provisions atypical of award provisions of regular annual awards.

No “one-time” awards were made to any named executive officer in 2025, except for Brendan Teehan who received new hire equity awards that were valued at one-and-one-half times his targeted annual equity grant opportunity, consistent with our standard new-hire practices and designed to immediately align his compensation with stockholder value creation, as discussed under “Chief Commercial Officer—Brendan Teehan” on page 76.
VI. OTHER COMPENSATION POLICIES AND PRACTICES

Policies and Practices Related to the Timing of Equity Awards
It has been the People & Compensation Committee’s long-standing practice to grant equity awards pursuant to a set cadence. New hire or promotion equity awards are typically granted on the first day of the month following the employee’s start date or promotion in the case of RSUs or the second trading day of the month following the employee’s start date or promotion in the case of stock options. Newly appointed directors receive a stock option grant on their date of appointment or initial election to the board. All equity awards are approved on or before the date of grant. Additionally, the Company typically grants stock options and RSUs to its incumbent directors at its June board meeting, which historically has been the day following the annual meeting of stockholders—a date determined (in most cases) nine-to-twelve months in advance. The grant date for those awards has historically been the date of the second quarter board meeting. Prior to 2025, the Company would also grant annual equity awards to its named executive officers and other employees on this date, although it shifted this date to February in 2025 for this population to better align the performance review process with compensation decisions related to the Company’s annual performance and pay review cycle. The Company intends to grant these annual equity awards to employees in February on a go-forward basis (except for PSUs which the Company intends to grant to its senior executives and named executive officers in March on a go-forward basis, as it first did in March 2026 based on stockholder feedback received).
The grant price of a stock option is the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of grant with a grant date fair value based on a Black-Scholes option pricing model.

98 | investor.pacira.com

Executive Compensation
The grant date fair value of an RSU or PSU is the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of grant, or the previous trading day if the date of the RSU or PSU grant falls on a weekend or market holiday.
All equity grants require approval by the board or the People & Compensation Committee (or the Chief Executive Officer on behalf of the People & Compensation Committee for grants made to employees with a title of Vice President or below, provided that such grants are reviewed periodically by the People & Compensation Committee).
It has been the People & Compensation Committee’s philosophy that maintaining a consistent and formulaic grant practice, based on both its long-standing cadence and board meeting dates that are set in advance, is in the best interests of the Company and its stockholders. Any deviation from these practices is at the discretion of the board or the People & Compensation Committee. While the People & Compensation Committee has discretionary authority to grant equity awards outside of the cycle described above, it does not have a practice or policy of granting equity awards in anticipation of the release of material non-public information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally affects the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of our equity awards. Although we do not have a formal policy with respect to the timing of our equity award grants, the People & Compensation Committee has historically granted such awards on a predetermined schedule.
In 2025, the Company did not issue any equity awards to our named executive officers within four business days before the filing of the Company’s annual report on Form 10-K, a periodic report on Form 10-Q, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information and ending one business day after the filing or furnishing of such report with the SEC.

Other Employee Benefits
We maintain broad-based benefits that are provided to all employees, including:
•
401(k) retirement plan with company match

•
employee stock purchase plan

•
flexible spending accounts

•
medical, prescription, dental, and vision care plans

•
healthcare and dependent care savings accounts

•
flexible work arrangements

•
remote working opportunities

•
life and disability insurance

•
short- and long-term disability policies

•
paid vacation

•
paid parental leave

•
mental health resources

•
fertility and maternity assistance

•
paid sick time

•
paid company and floating holidays

Our named executive officers are eligible to participate in each of these programs on the same terms as non-executive employees. Separately, as discussed in more detail in “Compensation Tables—Non-Qualified Deferred Compensation Plan,” we maintain a non-qualified deferred compensation plan under which eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers.

Pacira BioSciences, Inc. 2026 Proxy Statement | 99

Executive Compensation

Severance and Change of Control Arrangements
We have entered into employment agreements with each of our named executive officers. Each of these agreements provides the named executive officer with certain severance benefits in connection with certain terminations of their employment both before and after a change of control. The People & Compensation Committee believes that reasonable severance and change of control protections for our named executive officers:
•
strengthens our competitive compensation package by providing us with a recruitment and retention benefit;

•
aligns the interests of the named executive officers with those of stockholders;

•
ensures continued dedication to the Company in change of control situations that may result in personal uncertainties; and

•
are aligned to our peer group as determined by the People & Compensation Committee’s independent compensation consultant.

See “Employment Agreements, Severance, and Change of Control Arrangements” below.

Clawback Policy
We have adopted an Incentive Compensation Recovery Policy (the “clawback policy”) effective as of October 2, 2023, that complies with Nasdaq’s listing standards and the SEC’s clawback rules promulgated under Section 10D of the Exchange Act. In the event we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement, the clawback policy requires that the Company recover any excess incentive-based compensation received by a covered executive during the three completed fiscal years immediately preceding the date that we are required to prepare the restatement. Executives covered by the clawback policy are current and former executive officers, as determined by the People & Compensation Committee in accordance with Section 10D of the Exchange Act and the Nasdaq listing standards. Incentive-based compensation subject to the clawback policy includes any compensation that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure. The amount subject to recovery is the excess of the incentive-based compensation received based on the erroneous data over the incentive-based compensation that would have been received had it been based on the restated results. The clawback policy only applies to incentive-based compensation received on or after the effective date of October 2, 2023.

Stock Ownership Guidelines
The People & Compensation Committee believes that requiring named executive officers and directors to maintain a minimum level of stock ownership is aligned with stockholder interests and demonstrates commitment to the Company.
Under our Stock Ownership Guidelines, the chief executive officer is required to own shares of the Company’s common stock equal to at least six times his annual base salary, other named executive officers are required to own shares of the Company’s common stock equal to at least three times their annual base salary, and non-employee directors are required to own shares of the Company’s common stock equal to at least five times the annual cash retainer. The chief executive officer and other named executive officers have five years to comply and non-employee directors have four years to comply with the requirements from the later of: (i) December 10, 2024 (the date the policy was amended) and (ii) their appointment or election to the board or as a named executive officer, as applicable.

100 | investor.pacira.com

Executive Compensation
The stock ownership guidelines are summarized below:
Category	Requirement	Phase-In Window
Chief Executive Officer	6x Annual Base Salary	5 Years
Named Executive Officers	3x Annual Base Salary	5 Years
Non-Employee Directors	5x Annual Retainer	4 Years
Equity included in the measurement of compliance is comprised of beneficial ownership of:
(i)
common stock held,

(ii)
unvested restricted stock or restricted stock units subject to time-based vesting, and

(iii)
common stock held through any Company-sponsored plan.

Guideline attainment is measured using the 30-day average closing price of the Company’s common stock on July 30th of each year. If an individual is not compliant within the phase-in period, they are expected to retain at least 50% of the net after-tax shares of common stock acquired through stock option exercises or restricted stock unit vesting until the guideline is met. Once the guideline is attained, the individual is deemed to be compliant irrespective of changes in the price of the Company’s common stock unless they sell those shares.
In 2025, all current named executive officers and non-employee directors were compliant with the stock ownership guidelines or were within the phase-in window.

Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits our directors, management, employees, and contractors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including:
(i)
short sales of our securities, including short sales “against the box”; or

(ii)
purchases or sales of puts, calls or other derivative securities based on our securities.

Our Insider Trading Policy also prohibits our directors, management, employees, and contractors from holding our stock in a margin account or pledging our stock as collateral to secure loans or other obligations. However, an exception may be granted where a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge our securities as collateral for a loan must submit a request for approval to our Chief Financial Officer.

Tax Considerations
Our board and People & Compensation Committee will consider the tax impacts of our executive compensation program but retain the flexibility to design and administer compensation programs that are in the best interests of the Company and its stockholders.
Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies to plans, agreements and arrangements that provide for the deferral of compensation, and imposes penalty taxes on employees if those plans, agreements, and arrangements do not comply with Section 409A. We have sought to structure our executive compensation arrangements to be exempt from, or comply with, Section 409A.

Accounting Considerations
We will consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Pacira BioSciences, Inc. 2026 Proxy Statement | 101

Executive Compensation
PEOPLE & COMPENSATION COMMITTEE REPORT
The People & Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management, and based on such review and discussions, the People & Compensation Committee recommended to the board of the Company that the Compensation Discussion and Analysis be included in this proxy statement.
The People & Compensation Committee of
the Board of Directors of Pacira BioSciences, Inc.
Michael Yang Chair	Abraham Ceesay	Mark Kronenfeld
The People & Compensation Committee consists solely of these three independent directors. No member of the People & Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and in 2025, none of our executive officers served on the board of directors or compensation committee of any other entity whose directors or executive officers served on the Company’s board or People & Compensation Committee.

102 | investor.pacira.com

Executive Compensation
COMPENSATION TABLES

Compensation Tables—Contents
103	COMPENSATION TABLES
103	Summary Compensation Table
104	Grants of Plan-Based Awards Table
104	Outstanding Equity Awards at Fiscal Year-End Table
105	Option Exercises and Stock Vested Table
106	Non-Qualified Deferred Compensation Plan
107	Employment Agreements, Severance, and Change of Control Arrangements
110	Potential Payments Upon Termination or Change of Control

SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation earned for services rendered during fiscal years 2025, 2024, and 2023 for our chief executive officer, our chief financial officer, and the three other most highly compensated executive officers who were serving as executive officers at the end of 2025. We refer to these individuals as our “named executive officers”.
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Frank Lee Chief Executive Officer	2025	935,308	716,040	9,215,500	―	738,810	31,259	11,636,917
	2024	896,539	688,500	3,184,640	9,607,331	648,240	919,097	15,944,347
Shawn Cross Chief Financial Officer	2025	525,000	242,813	―	―	243,763	17,500	1,029,076
	2024	100,962	48,563	1,242,750	1,347,228	―	3,722	2,743,225
Kristen Williams Chief Administrative Officer and Secretary	2025	545,080	262,560	2,085,336	―	253,328	34,172	3,180,476
	2024	519,262	246,810	2,606,742	―	220,751	15,609	3,609,174
	2023	501,018	225,900	424,203	438,138	―	11,602	1,600,861
Brendan Teehan Chief Commercial Officer(5)	2025	497,385	231.694	1,421,820	1,454,193	225,562	177,023	4,007,677
Jonathan Slonin Chief Medical Officer	2025	555,989	257,335	2,464,488	―	258,342	39,768	3,575,922
	2024	535,000	247,438	1,717,324	131,038	227,295	20,833	2,878,928
	2023	490,225	220,300	424,203	438,138	―	20,347	1,593,213

(1)
Amounts relate to the annual incentive bonus tied to the Company’s corporate dashboard and both company and individual performance.

(2)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718, Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(3)
Represents amounts earned under the cash LTIP for the applicable performance year. Payments of the amounts earned are subject to an additional three-year vesting period commencing after the performance year.

(4)
For 2025, amounts represent Company matches of $17,500 made on the Company’s 401(k) Salary Savings Plan for each named executive officer, Company matches made on the Company’s non-qualified deferred compensation plan for Mr. Teehan and Dr. Slonin ($7,135 and $22,268, respectively), a $101,023 relocation benefit for Mr. Teehan to cover reasonable costs and expenses associated with his relocation and a $38,824 cost-of-living adjustment, and, for Messrs. Lee and Teehan and Ms. Williams, the value of spousal travel, meals, and a corporate gift set for a “CEO Council” awards trip for the Company’s top sales representatives.

(5)
Mr. Teehan was appointed Chief Commercial Officer effective January 21, 2025.

Pacira BioSciences, Inc. 2026 Proxy Statement | 103

Executive Compensation
GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information for each of our named executive officers regarding plan-based awards granted during fiscal year 2025.
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date of Fair Value of Stock and Option Awards(2) ($)
Name	Type of Award	Approval Date	Grant Date	Threshold(1) $	Target(1) $	Maximum(1) $
Frank Lee	RSUs	1/2/2025	2/1/2025	―	―	―	350,000	―	―	9,215,500
	Cash LTIP			397,800	795,600	1,790,100	―	―	―	―
Shawn Cross	Cash LTIP			131,250	262,500	590,625	―	―	―	―
Kristen Williams	RSUs	1/2/2025	2/1/2025	―	―	―	79,200	―	―	2,085,336
	Cash LTIP			136,400	272,800	613,800	―	―	―	―
Brendan Teehan(3)	Stock Option	12/28/2024	2/4/2025	―	―	―	―	99,500	26.59	1,454,193
	RSUs	12/28/2024	2/1/2025	―	―	―	54,000	―	―	1,421,820
	Cash LTIP			121,450	242,900	546,525	―	―	―	―
Jonathan Slonin	RSUs	1/2/2025	2/1/2025	―	―	―	93,600	―	―	2,464,488
	Cash LTIP			139,100	278,200	625,950	―	―	―	―

(1)
Amounts represent the threshold, target, and maximum amount that could have been earned under the cash LTIP in 2025. For information relating to amounts actually earned under the cash LTIP in 2025, see page 95 as well as the column in the Summary Compensation Table titled “Non-Equity Incentive Plan Compensation” on Page 103. Payments of the amounts earned are subject to an additional three-year vesting period commencing after the performance year.

(2)
Amounts reflect the aggregate grant date fair value of grants computed in accordance with stock-based accounting rules (FASB ASC Topic 718, Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

The option grants referenced above vest as to as to 25% of the option shares on the first anniversary of the grant date, and vest as to the remaining shares in successive equal quarterly installments over the subsequent three years.
The RSU grants referenced above vest as to 25% of the RSU shares in four equal annual installments. All vesting is subject to the requirement that the named executive officer remains in continuous service with the Company at the vesting date.
(3)
Mr. Teehan was appointed Chief Commercial Officer effective January 21, 2025.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table sets forth certain information with respect to outstanding options and RSUs held by our named executive officers as of December 31, 2025.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Frank Lee	2/1/2025	—	—	—	—	350,000(3)	9,058,000
	1/2/2024	—	—	—	—	74,640(3)	1,931,683
	1/3/2024	302,974	389,538(2)	32.07	1/3/2034	—	—
Shawn Cross	11/1/2024	—	—	—	—	56,250(3)	1,455,750
	11/4/2024	25,000	150,000(2)	16.45	11/4/2034	—	—

104 | investor.pacira.com

Executive Compensation
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Kristen Williams	2/1/2025	—	—	—	—	79,200(3)	2,049,696
	6/12/2024	—	—	—	—	40,725(3)	1,053,963
	2/5/2024	—	—	—	—	33,700(4)	872,156
	6/14/2023	—	—	—	—	5,474(3)	141,667
	6/14/2023	17,190	10,310(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	2,475(3)	64,053
	6/8/2022	21,700	3,100(2)	59.39	6/8/2032	—	—
	6/9/2021	17,500	—	60.96	6/9/2031	—	—
	6/9/2020	19,685	—	47.65	6/9/2030	—	—
	6/5/2019	10,560	—	43.54	6/5/2029	—	—
	6/13/2018	2,953	—	38.35	6/13/2028	—	—
Brendan Teehan	2/1/2025	—	—	—	—	54,000(3)	1,397,520
	2/4/2025	—	99,500(2)	26.59	2/4/2035	—	—
Jonathan Slonin	2/1/2025	—	—	—	—	93,600(3)	2,422,368
	6/12/2024	—	—	—	—	40,725(3)	1,053,963
	1/2/2024	—	—	—	—	3,750(3)	97,050
	1/3/2024	4,375	5,625 (2)	32.07	1/2/2034	—	—
	6/14/2023	—	—	—	—	5,474(3)	141,667
	6/14/2023	17,190	10,310(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	2,475(3)	64,053
	6/8/2022	21,700	3,100(2)	59.39	6/8/2032	—	—
	8/3/2021	10,000	—	60.79	8/3/2031	—	—
	6/9/2021	14,137	—	60.96	6/9/2031	—	—
	7/2/2020	35,500	—	52.37	7/2/2030	—	—

(1)
Based on the fair market value of our common stock of $25.88 per share, which was the closing price of our common stock on December 31, 2025, the last trading day of 2025, as reported on the Nasdaq Global Select Market.

(2)
The stock options vest with respect to 25% of the shares on the first anniversary of either the grant date or employment start date, and vests with respect to the remaining shares in approximately equal successive quarterly installments over the next 36 months thereafter, provided that the named executive officer remains in continuous service with us as of each vesting date.

(3)
Represents RSUs that vest in four equal annual installments beginning on the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date.

(4)
Represents RSUs that vest in full on the second anniversary on the grant date, provided that the named executive officer remains in continuous service with us as of the vesting date.

OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information for each of our named executive officers regarding stock options exercised and stock vested during 2025.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Frank Lee	—	—	24,880	456,050
Shawn Cross	25,000	215,499	18,750	400,875
Kristen Williams	—	—	20,538	542,203
Brendan Teehan	—	—	—	—
Jonathan Slonin	—	—	22,701	583,806

(1)
With respect to option awards, the value realized on exercise is calculated as the difference between the market price of our common stock at the time of exercise and the exercise price of the options. With respect to stock awards, the value realized on vesting is calculated by multiplying the number of shares of stock by the closing market value of the underlying shares on the vesting date.

Pacira BioSciences, Inc. 2026 Proxy Statement | 105

Executive Compensation
NON-QUALIFIED DEFERRED COMPENSATION PLAN
Pursuant to the Company’s non-qualified deferred compensation plan (the “NQDC Plan”), eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers. The NQDC Plan is subject to the requirements of Section 409A of the Code and the Company has established a “Rabbi” trust with an independent trustee in order to fund benefits payable to the participants of the plan should a change of control occur.

Deferrals
Pursuant to the NQDC Plan, participants may elect to defer amounts on their eligible base salary (1% up to 50%) and their eligible annual incentive bonus (1% up to 100%), but not on other forms of compensation. Deferral elections are only available to participants that timely enroll during an annual enrollment window that occurs prior to the start of a given calendar year. We offer a discretionary company match on deferrals into the NQDC Plan using the same formula used for the discretionary company match into our 401(k) salary savings plan.

Earnings
The NQDC Plan’s investment options currently mirror those of our 401(k) salary savings plan. Participants can select a mix of investment options that best suits their goals, time horizon, and risk tolerance, and such allocations can be changed at any time. Changes generally become effective on the first trading day following such change. The investment options available through the NQDC Plan include conservative, moderately conservative and aggressive funds.

In-Service Distributions
Participants in the NQDC Plan can make an election to receive all or a portion of the amount deferred in a given year (adjusted for any gains or losses) after three or more years following the year of deferral.
Participants can elect in-service distributions to be processed in the second month of any calendar quarter during the specified year.

Separation from Service Distributions
Participants can make an election to receive a lump-sum or annual installment payment over a period of two-to-five years following separation from the Company. In the event of separation, Section 409A rules state that for “key employees”, distributions will be delayed by a minimum of six months for any separation events. Key employees generally consist of named executive officers and executives who have a significant role in the Company’s operations.
In the event of a change of control, participants will receive a lump-sum payment. Participants who become disabled are able to receive a lump-sum or annual payment over two-to-five years. Upon death, participants’ beneficiaries will receive a lump sum distribution. Participants may also request a distribution in the event of certain unforeseeable financial emergencies.
Earnings under the plan, including interest, are based on investment elections made by each participant. The investment options available under the NQDC Plan mirror those of our 401(k) salary savings plan. Elections may be made for payment as in-service distributions or a distribution upon termination. In the event of a change of

106 | investor.pacira.com

Executive Compensation
control event, any amounts that have not already been distributed will be distributed in a lump sum within 90 days after the change of control event occurring.
In the event of the death of a participant, any amounts that have not already been distributed will be distributed in a lump sum to a named beneficiary within 90 days of the date of the participant’s death.
Pacira intends to contribute an amount equal to participant deferrals and any matching contributions to a “Rabbi” trust to help it pay benefits under the NQDC Plan. However, even if such contributions are made, the NQDC Plan is considered unfunded for tax purposes.
The following table sets forth information for the NQDC Plan for each of our named executive officers during 2025:
Name	Aggregate Balance at December 31, 2024 ($)	Executive Contributions(1) ($)	Registrant Contributions(2) ($)	Aggregate Earnings/ Withdrawals(3) ($)	Forfeitures ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2025(4) ($)
Frank Lee	—	—	—	—	—	—	—
Shawn Cross	—	—	—	—	—	—	—
Kristen Williams	—	—	—	—	—	—	—
Brendan Teehan	—	23,442	7,135	2,446	—	—	33,023
Jonathan Slonin	235,314	24,103	22,268	56,163	—	—	337,848

(1)
The amounts deferred by our named executive officers are included as part of the amounts reported in the “Salary” or “Bonus” columns of the Summary Compensation Table, as applicable.

(2)
These amounts are included in the “All Other Compensation” column of the Summary Compensation Table.

(3)
These amounts are not reported as compensation in the Summary Compensation Table because the NQDC Plan does not provide for above-market or preferential earnings. Aggregate earnings are shown net of brokerage and/or other account fees.

(4)
For 2025, all executive and company contributions to our nonqualified deferred compensation plan were reported in the Summary Compensation Table.

EMPLOYMENT AGREEMENTS, SEVERANCE, AND CHANGE OF CONTROL ARRANGEMENTS

Employment Agreements
We have entered into employment agreements with each of our named executive officers. These agreements provide for “at will” employment, which means we or the executive can terminate their employment at any time, with or without cause.
If our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time, and other benefits;

•
monthly salary continuation payments for a period of 18 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement),

•
a bonus payment equal to 150% of his then current annual Targeted Incentive Bonus, payable in one lump sum, after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 18 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

Pacira BioSciences, Inc. 2026 Proxy Statement | 107

Executive Compensation
•
immediate vesting of the portion of his outstanding unvested options and any time-based RSUs that would have become vested during the 12-month period following the date of termination, provided that he executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment during the agreement term for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time, and other benefits;

•
monthly salary continuation payments for a period of 24 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment equal to 200% of his then current annual Targeted Incentive Bonus, payable in one lump sum, after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 24 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to him, provided that he executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment for “good reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time, and other benefits;

•
monthly salary continuation payments for a period of 12 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of the portion of such executive officer’s outstanding unvested options and any time-based RSUs that would have become vested during the nine-month period following the date of termination, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment during the agreement term for “good reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time, and other benefits;

•
monthly salary continuation payments for a period of 18 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment equal to 150% of the named executive officer’s then current annual Targeted Incentive Bonus, payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 18 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to such executive officer, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

108 | investor.pacira.com

Executive Compensation
Our obligation to make the severance payments described above will be conditioned upon the executive officer’s continued compliance with the non-competition and confidentiality obligations set forth in their employment agreement and the executive officer’s execution of a general release of claims against us.
Under the employment agreements, “cause” generally means:
(i)
failure to substantially perform the duties owed to us after receiving written notice that sets forth in detail the specific respects in which our board believes that the duties have not been substantially performed, and failure to correct the failure within 30 days after receiving a demand for substantial performance and opportunity to cure;

(ii)
fraud, misconduct, dishonesty, gross negligence, or other acts either injurious to us or conducted with intentional disregard for our best interests;

(iii)
failure to follow reasonable and lawful instructions from our board and failure to cure such failure after receiving 20 days advance written notice;

(iv)
material breach of the terms of the employment agreement or our employee proprietary information and inventions assignment agreement or any other similar agreement that may be in effect from time to time; or

(v)
conviction of, or pleading guilty or nolo contendere to, any misdemeanor involving dishonesty or moral turpitude or related to our business, or any felony.

Under the employment agreements, “good reason” generally means, without the executive officer’s prior written consent:
(i)
any material reduction of the executive officer’s then effective base salary that is not in accordance with the executive officer’s employment agreement or related to a cross-executive team salary reduction;

(ii)
any material breach by us of the executive officer’s employment agreement; or

(iii)
a material reduction in the executive officer’s responsibilities or duties, not including a mere reassignment following a “change of control” to a position that is substantially similar to the position held prior to the “change of control”; provided, however, that no such event or condition shall constitute “good reason” unless (x) the executive officer gives us a written notice of termination for “good reason” not more than 90 days after the initial existence of the condition, (y) the grounds for termination (if susceptible to correction) are not corrected by us within 30 days of our receipt of such notice and (z) the termination date occurs within one year following our receipt of such notice.

Under the employment agreements, a “change of control” means:
(i)
a merger or consolidation of either us or our subsidiary, Pacira Pharmaceuticals, Inc., a California corporation (“PPI-California”) into another entity in which the stockholders of us or PPI-California (as applicable) do not control 50% or more of the total voting power of the surviving entity (other than a reincorporation merger);

(ii)
the sale, transfer, or other disposition of all or substantially all of our assets in a liquidation or dissolution; or

(iii)
the sale or transfer of more than 50% of our outstanding voting stock. In the case of each of the foregoing clauses (i), (ii) and (iii), a “change of control” as a result of a financing transaction entered into by us or PPI-California shall not constitute a “change of control” for purposes of these employment agreements.

Pacira BioSciences, Inc. 2026 Proxy Statement | 109

Executive Compensation
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
Below is a summary of the potential payments that each of our named executive officers would have received upon the occurrence of the termination events specified below, assuming that each triggering event occurred on December 31, 2025.
I.
INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON

Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
Frank Lee	2,808,000	23,988	2,908,394	5,740,382
Shawn Cross	525,000	21,430	353,625	900,055
Kristen Williams	545,580	20,230	1,870,788	2,436,598
Brendan Teehan	530,000	21,430	349,380	900,810
Jonathan Slonin	556,400	21,430	1,124,150	1,701,980

(1)
Amounts are based on the fair market value of our common stock of $25.88 per share, which was the closing price of our common stock on December 31, 2025, the last trading day of 2025, as reported on the Nasdaq Global Select Market.

II.
INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON IN CONNECTION WITH A CHANGE OF CONTROL

Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
Frank Lee	3,744,000	31,984	10,989,683	14,765,667
Shawn Cross	1,575,000	32,146	2,870,250	4,477,396
Kristen Williams	1,636,740	30,346	4,181,535	5,848,621
Brendan Teehan	1,590,000	32,146	1,397,520	3,019,666
Jonathan Slonin	1,669,200	32,146	3,779,101	5,480,447

(1)
Amounts are based on the fair market value of our common stock of $25.88 per share, which was the closing price of our common stock on December 31, 2025, the last trading day of 2025, as reported on the Nasdaq Global Select Market.

PAY VERSUS PERFORMANCE
The People & Compensation Committee oversees our compensation programs that are designed to attract, retain, motivate, and align the interests of our named executive officers with that of stockholders. We link executive pay with stockholder interests through a blend of short- and long-term measures. In 2025, incentive pay made up 92 percent of Frank D. Lee, our CEO’s target compensation and, on average, 82 percent of our other named executive officers’ target compensation. The high utilization of incentive compensation results in higher total realized pay when leadership exceeds their performance targets. Conversely, failure to achieve approved targets results in lower realized pay including the possibility that some awards pay zero at the end of their performance period.
The compensation actually paid, as calculated under SEC rules (“CAP”), for our current Principal Executive Officer (“PEO”) and our former PEO (David Stack), and the average for non-PEO named executive officers (or “non-PEO NEOs”) and certain financial performance of the Company in each of the last five fiscal years is shown in the table below. The CAP does not reflect the actual amount of compensation earned or paid during the applicable year.

110 | investor.pacira.com

Executive Compensation
PAY VERSUS PERFORMANCE TABLE
The following table sets forth information regarding the Company’s CAP and certain other Company financial information for fiscal years 2021 through 2025:
Year (a)	Summary Compensation Table Total for Frank Lee (b)	Summary Compensation Table Total for David Stack (c)	Compensation Actually Paid to Frank Lee (d)	Compensation Actually Paid to David Stack (e)	Average Summary Compensation Table Total for Non-PEO NEO’s (f)	Average Compensation Actually Paid to Non-PEO NEO’s (g)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($ m’s)(3) (j)	Adjusted EBITDA ($ m’s)(4) (k)
							Total Stockholder Return(2) (h)	Peer Group Total Stockholder Return(1)(2) (i)
2025	$11,636,917	$—	$13,109,780	$—	$2,948,288	$3,481,926	$43	$107	$7.0	$186.5
2024(5)	$15,944,347	$727,378	$10,192,134	$(1,996,232)	$2,591,414	$1,644,074	$31	$82	$(99.6)	$223.9
2023	$—	$6,878,091	$—	$4,214,558	$1,538,782	$1,138,299	$56	$80	$42.0	$214.5
2022	$—	$6,851,340	$—	$887,122	$2,026,308	$910,108	$65	$79	$15.9	$212.7
2021	$—	$6,942,484	$—	$5,456,804	$2,057,810	$1,806,206	$101	$89	$42.0	$204.0

(1)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used is the S&P Pharmaceuticals Select Index.

(2)
The comparison of total stockholder returns assumes that $100 was invested on December 31, 2020 in each of Pacira and the S&P Pharmaceuticals Select Index, and that any dividends were reinvested when and as paid.

(3)
Represents the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year. Included in net loss in 2024 was a $163.2 million goodwill impairment based upon an assessment that the fair value of goodwill was less than its carrying value.

(4)
The company selected measure is Adjusted EBITDA, a non-GAAP financial measure. See “Appendix A—Reconciliation of U.S. GAAP to non-GAAP Financial Information” for the definition of Adjusted EBITDA.

(5)
The Company corrected an error in the 2024 compensation actually paid to David Stack (column e) and the 2024 average compensation actually paid to non-PEO NEOs (column g). The corrected amount in column (e) for 2024 is ($1,996,232), which is $657,216 more than the ($2,653,448) reported amount in the proxy statement for the 2024 Annual Meeting of Stockholders. The corrected amount in column (g) for 2024 is $1,644,074, which is $92,839 less than the $1,736,912 reported amount in the proxy statement for the 2025 Annual Meeting of Stockholders.

The PEO and non-PEO NEOs included in the above compensation columns are as follows:
Year	PEOs	Non-PEO NEOs
2025	Frank Lee	Shawn Cross; Kristen Williams; Brendan Teehan; Jonathan Slonin
2024	Frank Lee; David Stack	Shawn Cross; Lauren Riker; Charles A. Reinhart, III; Kristen Williams; Daryl Gaugler; Jonathan Slonin
2023	David Stack	Charles A. Reinhart, III; Kristen Williams; Daryl Gaugler; Jonathan Slonin
2022	David Stack	Charles A. Reinhart, III; Kristen Williams; Daryl Gaugler; Anthony Molloy
2021	David Stack	Charles A. Reinhart, III; Max Reinhardt; Roy Winston; Jonathan Slonin
The following table reconciles the amounts reported in the Summary Compensation Table (“SCT”) (column (b) above) to the CAP (column (d) above) for our PEO—Frank D. Lee—and reconciles the amounts reported in the SCT (column (f) above) to the CAP (column (g) above) for the average of our Non-PEO NEOs in 2025:
Item	Frank D. Lee PEO	Average of Non-PEO NEOs
SCT Total	$11,636,917	$2,948,288
Less: Stock and Option Award Values Reported in the SCT for the Covered Year	$(9,215,500)	$(1,856,459)
Plus: Year-End Fair Value for Stock and Option Awards Granted in the Covered Year	$9,058,000	$1,733,597
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	$1,555,488	$534,541
Change in Fair Value of Stock and Option Awards that Vested in the Covered Year from Prior Years	$74,875	$121,959
Plus: Fair Value as of Vesting Date of any Awards Granted and Vested in the Same Year	$—	$—
Less: Fair Value at Prior Year-End of Stock and Option Awards Forfeited During the Covered Year	$—	$—
Compensation Actually Paid	$13,109,780	$3,481,926

Pacira BioSciences, Inc. 2026 Proxy Statement | 111

Executive Compensation
Stock and Option Award Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option valuation model as of the date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., expected term, volatility, dividend yield, and risk-free rate) as of the measurement date. Time-vested RSU grant date fair values are calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each vesting date, as applicable.
Tabular List of Financial and Non-Financial Performance Measures
Used to Link Compensation Actually Paid to Named Executive Officers
for the Year Ended December 31, 2025 to Company Performance

Most Important Financial Measures	Most Important Non-Financial Measures
Total Net Product Sales	Clinical Development
Operating Expenses and Cost of Goods Sold	Pipeline Development Milestones
Adjusted EBITDA	Commercial Manufacturing Goals
People and Organizational Goals
As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs was calculated in accordance with SEC rules and does not necessarily represent the actual final amount of compensation earned by or actually paid to our named executive officers during the applicable years.

112 | investor.pacira.com

Executive Compensation
PAY VERSUS PERFORMANCE: TOTAL STOCKHOLDER RETURN
The chart below compares the CAP to our PEOs and the average CAP to our non-PEO NEOs with the TSR of the Company and its selected peer group—the S&P Pharmaceuticals Select Index. As described on page 96, this index is the same one used in our cash LTIP plan.

CAP ($'s in Millions)
Total Stockholder Return (Growth of $100 Investment)
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$(1)
$(2)
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
2021
2022
2023
2024
2025
$5.5
$1.8
$0.9
$0.9
$4.2
$1.1
$10.2
$1.6
$(2)
$13.1
$3.5
$101
$65
$56
$31
$43
$89
$79
$80
$82
$107
PEO CAP
Former PEO CAP
Non-PEO NEOs Average CAP
Pacira TSR
Peer Group TSR

Pacira BioSciences, Inc. 2026 Proxy Statement | 113

Executive Compensation
PAY VERSUS PERFORMANCE: NET INCOME (LOSS)
The chart below compares the CAP to our PEOs and the average CAP to our non-PEO NEOs with the Company’s net income (loss) (calculated in accordance with GAAP).

$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$(1)
$(2)
CAP ($'s in Millions)
$100
$50
$-
$(50)
$(100)
$(150)
Net Income (Loss) ($'s in Millions)
$42.0
$15.9
$42.0
$7.0
$(99.6)
$5.5
$1.8
$0.9
$0.9
$4.2
$1.1
$10.2
$1.6
$(2)
$13.1
$3.5
2021
2022
2023
2024
2025
PEO CAP
Former PEO CAP
Non-PEO NEOs Average CAP
Net Income (Loss)

Included in net loss in 2024 was a $163.2 million goodwill impairment based upon an assessment that the fair value of goodwill was less than its carrying value.

114 | investor.pacira.com

Executive Compensation
PAY VERSUS PERFORMANCE: ADJUSTED EBITDA
(NON-GAAP)
The chart below compares the CAP to our PEOs and the average CAP to our non-PEO NEOs with the Company’s Adjusted EBITDA, which includes GAAP to non-GAAP adjustments that reflect how the Company’s management analyzes its financial results. The Adjusted EBITDA figures presented here are unlikely to be comparable with adjusted EBITDA disclosures released by other companies or us in other contexts.

CAP ($'s in Millions)
Adjusted EBITDA (Non-GAAP) ($'s in Millions)
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$(1)
$(2)
$200
$150
$100
$50
$-
$204.0
$212.7
$214.5
$223.9
$186.5
$5.5
$1.8
$0.9
$0.9
$4.2
$1.1
$10.2
$1.6
$(2)
$13.1
$3.5
2021
2022
2023
2024
2025
PEO CAP
Former PEO CAP
Non-PEO NEOs Average CAP
Adjusted EBITDA

All information provided above under this “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Pacira BioSciences, Inc. 2026 Proxy Statement | 115

Executive Compensation
CHIEF EXECUTIVE OFFICER PAY RATIO
Pursuant to Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our principal executive officer’s annual total compensation to the annual total compensation of our median employee.
For 2025, the annual total compensation for our chief executive officer, Frank D. Lee, was $11,636,917. The annual total compensation for our median employee (identified as disclosed below) was $218,536, resulting in a pay ratio of approximately 53:1.
Selection of Determination Date	We selected October 2, 2025, as the “determination date” on which to determine our median employee.
Determination of Employee Population	As of October 2, 2025, our employee population consisted of 807 employees working either full-time or part-time in the United States, England, Germany, and Belgium.
Identification of Median Employee
We identified the median employee as of October 2, 2025 by:
(i)
aggregating for each applicable employee:

(A)
annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly employees),

(B)
the target bonus for 2025,

(C)
the estimated grant-date fair value of any equity awards granted during 2025, and

(ii)
ranking this compensation measure for our employees from lowest to highest.

We annualized the compensation of each full-time or part-time employee who was hired in 2025 and included them in the employee population.
As part of this analysis, we converted the compensation paid to our employees in England from British Pounds to U.S. dollars and our employees in Germany and Belgium from the Euro to U.S. dollars using exchange rates in effect on October 2, 2025.

Calculation of Annual Total Compensation
•
This calculation was performed for all of our employees, excluding Mr. Lee. As the originally identified median employee exhibited anomalous compensation characteristics, we substituted an employee near the median whose compensation was viewed as more representative. We determined the median employee’s 2025 annual total compensation to be $218,536, which is the amount that would have been reported for our median employee in the “Total” column of our 2025 Summary Compensation Table if they had been a Named Executive Officer for fiscal 2025.

•
We determined the CEO’s 2025 annual total compensation to be $11,636,917. For the CEO’s annual total compensation, we used the amount reported in the “Total” column for 2025 in the Summary Compensation Table included in this proxy statement (see the Summary Compensation Table “Total” column on page 103 of this proxy statement).

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC regulations based on our internal records and the methodology described above. The SEC regulations for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates.

116 | investor.pacira.com

Executive Compensation
PROPOSAL 4
Approval of the Amended and Restated 2011 Stock Incentive Plan
The board unanimously recommends voting FOR the approval of the Amended and Restated 2011 Stock Incentive Plan on your BLUE proxy card or BLUE voting instruction form.
Our 2011 Stock Incentive Plan (the “2011 Plan”) was originally adopted by our board of directors and approved by our stockholders in December 2010. An amendment and restatement of the 2011 Plan was approved by our stockholders at our annual meeting of stockholders in 2012, 2014, 2016, 2019, 2021, 2023, and again in 2025. On March 10, 2026, our board, upon recommendation of the People & Compensation Committee, adopted, subject to stockholder approval, an amendment and restatement of the 2011 Plan, which we refer to as the A&R 2011 Plan, to increase the number of shares of common stock authorized for grant by 2,200,000 newly reserved shares, resulting in an aggregate share authorization of up to 24,454,537 shares, of which the 2,200,000 newly reserved shares plus the remaining share pool of 1,377,608 (as of April 1, 2026) would be available for grant, as described below.
KEY REASONS TO VOTE FOR THIS PROPOSAL
✓
Equity Compensation Supports Our Talent Attraction and Retention Strategy: Equity awards are a core component of Pacira’s compensation philosophy, are consistent with industry and peer group benchmarks, and are an important tool to attract, incentivize, and retain the talent needed to execute our 5x30 growth strategy to drive long-term value for all stockholders. We believe continued access to equity awards is particularly important as we continue to grow our organization and compete for talent.

✓
Broad-Based Equity Program Aligns Employees with Stockholders: Pacira’s equity compensation program is broad-based, which we believe fosters an ownership culture that aligns employee interests with long-term stockholder value creation to drive execution of our 5x30 growth strategy. As of April 1, 2026, approximately 90% of our employees are eligible to receive awards under the 2011 Plan, including all employees at the associate director level and above. Additionally, Pacira’s employee count has increased, from 142 employees at the time of its initial public offering in February 2011 to 833 employees as of April 1, 2026, which includes hiring 195 employees during 2025 and 25 more through April 1st in 2026 (consistent with industry benchmarks for revenue per employee), further underscoring the importance of equity compensation as an important tool for attracting and retaining employees at all levels.

✓
Additional Shares Are Needed to Support Ongoing Equity Grant Practices and Reflects a Prudent, One-Year Request: The board believes the number of shares currently available under the 2011 Plan is insufficient to meet the Company’s current and near-term equity compensation needs. The proposed 2,200,000 share increase, together with the shares remaining available for grant, is intended to provide a prudent, approximately one-years’ share capacity, allowing stockholders the ability to regularly evaluate future share requests rather than authorizing a larger multi-year increase at this time.

✓
The Share Request Is Supported by Strong, Stockholder-Friendly Governance Practices: The 2011 Plan includes a number of governance features designed to protect stockholder interests, including: no evergreen provision; no discounted stock options or SARs; no repricing of stock options or SARs without

Pacira BioSciences, Inc. 2026 Proxy Statement | 117

Executive Compensation
stockholder approval; no liberal share recycling; minimum one-year vesting requirements, subject to limited exceptions; and dividend equivalent restrictions.
✓
The Company Has Taken Actions to Help Offset Dilution: Pacira has used capital allocation tools intended to help manage dilution, including its share repurchase programs ([•] million shares of common stock for $[•] million since May 2024, representing [•]% of our total number of issued shares of common stock as of [•], 2026) and withholding shares to cover tax liabilities upon RSU vesting (approximately 450,000 shares of common stock for $10.6 million since October 2023). The board believes these actions help offset dilution associated with equity compensation programs and reflect a responsible and disciplined approach to share usage.

✓
Equity Helps Preserve Cash and Supports Disciplined Capital Allocation: If additional shares are not approved, the Company may need to rely more heavily on cash-based compensation to attract and retain employees, which could reduce cash available for operations and strategic priorities. The board believes continued use of equity compensation supports a more balanced and disciplined compensation program.

INFORMATION REGARDING ADDITIONAL SHARES REQUESTED
As of April 1, 2026, there were 9,600,901 shares of common stock subject to outstanding awards and 1,373,108 shares of common stock reserved for future grants remaining under the 2011 Plan (which includes the impact of 303,166 shares reserved for PSUs and above target performance up to maximum performance attainment), representing 27.9% of our shares of common stock outstanding and 21.4% of our fully diluted shares of common stock outstanding (assuming the exercise and vesting, as applicable, of all outstanding equity awards, including the Amended and Restated 2014 Inducement Plan, and excluding any shares of common stock that may be issued to settle the conversion premium upon conversion of our convertible senior notes or issued under our Amended and Restated 2014 Employee Stock Purchase Plan).
Assuming adoption of the A&R 2011 Plan, shares of common stock subject to outstanding awards and shares of common stock reserved for future grants remaining under the A&R 2011 Plan (including the 2,200,000 newly reserved shares) would represent 33.5% of our shares of common stock outstanding and 24.6% of our fully diluted shares of common stock outstanding (assuming the exercise and vesting of all outstanding equity awards, including the Amended and Restated 2014 Inducement Plan, and excluding any shares of common stock that may be issued to settle the premium upon conversion of our convertible senior notes). The number of shares authorized for grant under the 2011 Plan as of April 1, 2026 is based on the sum of (i) 20,142,347 shares of common stock plus (ii) the number of shares of our common stock (up to 2,112,190 shares) that were subject to awards granted under our now terminated Second Amended and Restated 2007 Stock Option-Stock Issuance Plan (the “2007 Plan”), which expired, terminated or were otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. There are no remaining outstanding awards under the 2007 Plan.
In developing the share request, the board considered the following factors:
•
Anticipated share needs over the next year in consideration of the attraction and retention of employee talent, which is impacted by the trading price of our common stock.

•
Recent share requests in the Company’s industry (Global Industry Classification System code 3520, which consists of companies in the Pharmaceuticals, Biotechnology & Life Sciences industry), with an emphasis on how the new shares requested (5.6% of common shares outstanding) compares to the market. Our proposed request is aligned with the median of companies in our industry.

•
The Company’s equity dilution, which is elevated due to a significant amount of the Company’s outstanding stock options (16.0% of common shares outstanding) being underwater and further inflated by recent repurchases of common stock under our share repurchase authorization and practice of withholding RSUs to cover tax withholding obligations. With that in mind, the Company is seeking only one year of shares in this request.

118 | investor.pacira.com

Executive Compensation
•
The Company’s reshaping of its executive team since the appointment of Frank D. Lee as CEO and the growth in the Company’s employee base that has occurred since 2024.

•
The Company does not anticipate the need to make a further material amount of grants to current employees or non-employee directors for the balance of 2026, other than a modest amount of regular annual grants to elected non-employee directors or possible promotion or recognition awards; any grants made to new hires would be made using shares available under the Amended and Restated 2014 Inducement Plan.

•
During the past two years, in order to deliver equity incentives with market competitive target values, it was necessary to grant more shares, because various events, including litigation, affected our stock price. The additional shares granted affect the potential dilution. Most such matters have now been resolved, and the Company does not believe that they have continued to depress the stock price. Since we announced our 5x30 growth strategy for long-term stockholder value on January 10, 2025, our stock price has increased 26% (as of April 15, 2026).

ADDITIONAL FACTORS TO CONSIDER REGARDING OUR USE OF EQUITY
Equity is Essential to Talent Acquisition and Retention
We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel to further capitalize on the success of our products, expand their indications, and develop and launch new products. Management recruitment and retention is a key to our future success and will require the use of equity awards, for example, as demonstrated by the reshaping of our executive team to lead us into our next chapter of growth, beginning with the appointment of Frank D. Lee as our new CEO in January 2024 and a new Chief Financial Officer, Chief Commercial Officer, Chief Business Officer, and other executives and a steadily growing employee base since then.
We Have Been Steadily Growing
Our board believes that the number of shares of common stock currently available under the 2011 Plan is insufficient to meet our current and future equity needs. We intend to continue to grant equity awards to induce and incentivize new and existing employees at all levels of the organization. Without having additional shares available for grant, we may have to turn to additional cash-based compensation vehicles to attract and retain our employees which could erode our cash balances.
We Have Monitored our Burn Rates and Equity Overhang Closely
Our three-year average annual burn rate from 2023 to 2025 was 6.6%, calculated for each year as the number of shares subject to options and RSUs granted in such year divided by the respective weighted-average common shares outstanding during 2023, 2024, and 2025. We believe our three-year average annual burn rate and current equity overhang is reasonable given our rapid growth, widespread granting of equity awards, judicious use of equity to finance our growth, and considering that we repurchased 6.7 million shares of our common stock between 2024 and 2025 representing 14.1% of our total issued common stock (as of December 31, 2025).

Pacira BioSciences, Inc. 2026 Proxy Statement | 119

Executive Compensation
We Have a Track Record of Judiciously Managing our Equity Use
We believe we have been very judicious in our use of equity to finance our growth through the issuance of non-dilutive convertible senior notes and credit agreements for both a single-advance Term Loan A and Term Loan B and Revolving Credit Facility. As a result, we have not made a follow-on public offering of equity since April 2014 while the majority of our 2026 compensation peer group have. Our revenue growth, coupled with our prudent cash expense management (in part through a heavy emphasis on equity over cash compensation) has allowed us to avoid issuing common stock to finance our growth and operations; preventing dilution of our stockholders but therefore magnifying the dilutive effects of the equity awards we can issue to induce new hires, award key employees for extraordinary performance, promote executives, and further incentivize and retain employees to fuel our 5x30 growth strategy to drive long-term value for all stockholders.
This careful use of equity for capital purposes has led to a relatively low number of issued and outstanding shares, which we believe artificially inflates our burn rates and equity overhang (and is further exacerbated by repurchasing stock under our share repurchase authorization). We believe that not issuing equity since 2014 to finance our growth and the effective execution of our growth strategy should not be held against us in connection with overhang and burn rate calculations. As of April 1, 2026, only two out of the 21 companies in our 2026 compensation peer group had fewer total shares of common stock outstanding than the 39.3 million shares of common stock we have, which represents just 29.5% of the peer group average of 133.0 million(1).
Furthermore, as part of our private offering of our 2.125% convertible senior notes due 2029 (“2029 Notes”), we concurrently entered into privately-negotiated capped call transactions which are expected to cover, subject to anti-dilution adjustments substantially similar to those applicable to the 2029 Notes, the number of shares of the Company’s common stock underlying the 2029 Notes. Additionally, we repaid the remaining $202.5 million aggregate principal of our 0.750% convertible senior notes due 2025 in August 2025 with cash on hand, requiring no common stock to do so.

(1)
Based on the number of shares of common stock outstanding reported on the cover page of each compensation peer group company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable.

Our Share Repurchase History (and Withholding RSUs to Cover Tax Withholding) Has Inflated our Burn Rates and Equity Overhang
In May 2024, the board approved a share repurchase program which authorized us to repurchase up to $150.0 million of our outstanding common stock, and, concurrently with the pricing of our 2029 Notes, we repurchased 837,240 shares of our common stock for $25.0 million, representing approximately 1.8% of our total shares outstanding at that time. We believe that this share repurchase (and any future repurchases we may effectuate) negatively skews our burn rates and equity overhang, despite the repurchase being in the best interest of the Company and its stockholders. In April 2025, the board approved a new share repurchase program, replacing the previously authorized program, which authorizes us to repurchase up to $300.0 million of our outstanding common stock at management’s discretion on the open market or through privately negotiated transactions.
Through these two share repurchase programs, we have repurchased [•] shares of our common stock (representing [•]% of our total issued shares of common stock as of the record date of [•], 2026) for $[•] million.
In addition to this share repurchase program, we began withholding shares of our common stock to cover tax liabilities on vested RSUs for our employees. Between October 2023 and April 1, 2026, we have used $10.6 million to prevent additional share dilution of approximately 450,000 shares from a sell-to-cover tax withholding

120 | investor.pacira.com

Executive Compensation
method. While not part of our share repurchase program, management and the board believe that this practice has the same benefits and effects of a formal share repurchase program.
Both the share repurchase program and withholding shares of our common stock to cover tax liabilities on vested RSUs for our employees also help to offset dilution that may arise from shares of common stock that become outstanding through our stock incentive plans.
The following table illustrates the impact of the Company’s share repurchases and withholding of our common stock to cover tax withholding obligations on its employees’ RSU vests:
Metric	Actual: With Repurchases / Withhold to Covers	Proforma: Without Repurchases / Withhold to Covers(1)
December 31, 2025 Common Stock Outstanding	41,116,739	48,130,117
2025 Weighted Average Common Stock Outstanding	44,565,763	47,620,110
2025 Burn Rate	6.86%	6.42%
December 31, 2025 Issued Overhang(2)	25.62%	21.89%
December 31, 2025 Total Overhang(3)	34.61%	29.57%

(1)
Figures exclude the repurchase of 6,774,038 shares of common stock between May 2024 (the first share repurchase conducted under a since-defunct $150.0 million share buyback authorization) and December 31, 2025 and the withholding to cover of 239,340 shares of common stock between October 2023 (the first such instance) and December 31, 2025.

(2)
Total outstanding stock options and RSUs divided by total common stock outstanding.

(3)
Total outstanding stock options and RSUs plus remaining shares available for grant divided by total common stock outstanding.

REASONS FOR THIS PROPOSAL
Stockholder approval of the A&R 2011 Plan is necessary in order for us to (i) meet the stockholder approval requirements of the Nasdaq Stock Market and (ii) grant equity awards to our employees as an important component of their overall compensation packages.
CONSEQUENCES IF THE AMENDMENT IS NOT APPROVED
If the A&R 2011 Plan is not approved by our stockholders, the 2011 Plan will continue in effect but we will be subject to the current share limit set forth in the 2011 Plan. We believe our ability to recruit, retain, and incentivize top talent will be adversely affected if the A&R 2011 Plan is not approved. The 2011 Plan is the only plan that allows us to grant equity awards to our existing employees and other service providers. If we do not have sufficient shares reserved to grant equity awards under the 2011 Plan, we will be forced to increase the cash component of our compensation programs, which we believe will adversely impact our business, results of operations, and our financial condition as well as our ability to retain and motivate our employees.
CONCLUSION
Due to the above considerations, our People & Compensation Committee believes this proposed share increase is reasonable and appropriate. At this time, we expect that the request for 2,200,000 shares, in conjunction with the shares currently available for grant, will be sufficient to cover awards to be granted over the next year. As such, the People & Compensation Committee believes it to be prudent at this point in time to request one year’s worth of shares needed before pursuing another share request in 2027, rather than request a larger amount of shares to last multiple years, providing stockholders more opportunities to provide their input on our share requests.

Pacira BioSciences, Inc. 2026 Proxy Statement | 121

Executive Compensation
KEY FEATURES OF THE A&R 2011 PLAN
The A&R 2011 Plan includes several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:
•
No automatic share replenishment or “evergreen” provision. There is no evergreen feature pursuant to which the shares authorized for issuance under the A&R 2011 Plan can be automatically replenished.

•
No discounted options or SARs. Stock options and stock appreciation rights (“SARs”) may not be granted with an exercise or measurement price lower than the fair market value of the underlying shares on the date of grant (except that if the award is granted with an exercise price or measurement price to be determined on a future date, the price may not be less than the fair market value on such future date).

•
No repricing of options or SARs without stockholder approval. The A&R 2011 Plan prohibits the repricing of stock options or SARs without prior stockholder approval.

•
No liberal share counting or “recycling” of shares. Shares delivered to our Company to purchase shares upon exercise of an award or to satisfy tax withholding obligations do not become available again for issuance under the A&R 2011 Plan.

•
No liberal change of control definition. Change of control benefits are triggered only by the occurrence, rather than stockholder approval, of a merger or other change of control event.

•
Minimum vesting requirements. Awards are subject to a minimum vesting period of one year from the date of grant, except for a 5% allowable “carve-out” pool of shares authorized under the A&R 2011 Plan and except that our board may permit acceleration of vesting in the event of a recipient’s death, disability or retirement or a reorganization event. The A&R 2011 Plan includes a corresponding increase to the “carve-out pool”, from 1,112,727 shares to 1,222,727 shares, which equals 5% of the new number of shares authorized.

•
Dividend equivalent restrictions. Dividend equivalents may not be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any option or SAR, and if dividends are declared during the period that an award is outstanding, any applicable dividend equivalents will remain subject to performance and/or vesting requirement(s) to the same extent as the applicable award and will be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.

ADOPTION OF THE A&R 2011 PLAN
On March 10, 2026, our board, upon recommendation by the People & Compensation Committee, adopted, subject to stockholder approval, the A&R 2011 Plan to increase the number of shares of common stock authorized for grant under the 2011 Plan by 2,200,000 shares and to correspondingly increase the number of shares in the allowable “carve-out” pool for awards that are not subject to the one-year minimum vesting requirement, from 1,112,727 to 1,222,727 shares. If the A&R 2011 Plan is approved, the number of shares of our common stock authorized for grant under the A&R 2011 Plan will be equal to up to 24,454,537, which is the sum of (i) 22,254,537 shares of common stock (consisting of the prior authorization) plus 2,200,000 new shares.
DESCRIPTION OF THE A&R 2011 PLAN
The following is a brief description of the A&R 2011 Plan. A copy of our proposed A&R 2011 Plan is attached as Appendix B to this proxy statement and is incorporated herein by reference. The following description of the A&R 2011 Plan is a summary of certain important provisions and does not purport to be a complete description of the A&R 2011 Plan. Please see Appendix B for more detailed information.
NUMBER OF SHARES AVAILABLE FOR AWARDS
The number of shares of our common stock authorized for grant under the A&R 2011 Plan is equal to the sum of (i) 22,342,347 shares of common stock plus (ii) the number of shares of our common stock (up to 2,112,190 shares)

122 | investor.pacira.com

Executive Compensation
that were subject to awards granted under the 2007 Plan and which expired, terminated or were otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. Shares issuable under the A&R 2011 Plan will in no event exceed the aggregate of clauses (i) and (ii) in the preceding sentence, which is an aggregate maximum of up to 24,454,537 shares.
These numbers are subject to adjustment as described below in the event of stock splits, reverse stock splits, stock dividends, recapitalizations, share combinations or reclassifications, spin-offs, and other similar events. Shares issued under the A&R 2011 Plan may be authorized and unissued shares, or may be issued from treasury shares. Shares covered by awards (other than shares covered by Tandem SARs (as defined below)) under the A&R 2011 Plan that are terminated, surrendered, forfeited, cancelled, or otherwise expire without having been exercised or settled, or that are settled by cash or other non-share consideration, become available for issuance pursuant to a new award and will be credited back to the pool. Shares that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations are not available for issuance pursuant to new awards. Shares are subtracted for exercises of SARs using the proportion of the total SAR that is exercised, rather than the number of shares actually issued. Any SARs that may be settled only in cash will not be counted against the shares available under the A&R 2011 Plan. If we grant a SAR in tandem with an option for the same number of shares of common stock and provide that only one such award may be exercised, which we refer to as a Tandem SAR, only the shares covered by the option and not the Tandem SAR will be counted and the expiration of one in connection with the other’s exercise will not restore shares to the A&R 2011 Plan.
TYPES OF AWARDS
The A&R 2011 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards, which we refer to collectively as awards.

Incentive Stock Options and Nonstatutory Stock Options
An option is an award entitling the recipient to purchase a specified number of shares of our common stock at a specified price, which we refer to as the exercise price, and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price which is less than the fair market value of our common stock on the date of grant as determined by (or in a manner approved by) our board (or less than 110% of the fair market value in the case of incentive stock options granted to recipients holding more than 10% of the voting power of our Company), provided that if our board approves the grant of an option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the fair market value on such future date. Options may not be granted for a term in excess of 10 years (or, in excess of five years in the case of incentive stock options granted to recipients holding more than 10% of the outstanding voting power of the Company). The A&R 2011 Plan permits the following forms of payment of the exercise price of options:
(i)
payment by cash, check or in connection with a “cashless exercise” through a broker,

(ii)
subject to certain conditions, delivery of shares of our common stock to us,

(iii)
a “net exercise” with respect to nonstatutory stock option grants,

(iv)
any other lawful means, or

(v)
any combination of these forms of payment.

Stock Appreciation Rights
A stock appreciation right, or SAR, is an award entitling the recipient, upon exercise, to receive an amount of our common stock, cash, or a combination thereof (such form to be determined by our board) determined by reference

Pacira BioSciences, Inc. 2026 Proxy Statement | 123

Executive Compensation
to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price of the SAR. The measurement price may not be less than 100% of the fair market value on the date the SAR is granted; provided that if our board approves the grant of a SAR effective as of a future date, the measurement price may not be less than 100% of the fair market value on such future date. SARs may be granted independently or in tandem with an option. SARs may not be granted with a term in excess of 10 years.

Restricted Stock
An award of restricted stock is an award entitling the recipient to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at the issue price or other stated formula (or to require forfeiture if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends declared and paid by us with respect to shares of restricted stock will be paid only if and when such shares become free from restrictions on transferability and forfeitability.

RSUs
An RSU is an award entitling the recipient to receive shares of our common stock or cash to be delivered at the time such award vests pursuant to the terms and conditions established by our board. A recipient will have no voting rights with respect to any RSUs unless and until shares of our common stock are issued.

Other Stock-Based Awards
Under the A&R 2011 Plan, our board has the right to grant other awards valued in whole or in part by reference to or otherwise based upon our common stock having such terms and conditions as our board may determine. Other stock-based awards may be available as a form of payment in the settlement of other awards granted under the A&R 2011 Plan, or as payment in lieu of compensation to which a recipient is otherwise entitled and may be paid in shares of our common stock or cash, as our board determines.
TRANSFERABILITY OF AWARDS
Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option and awards that are subject to Section 409A of the Code, pursuant to a qualified domestic relations order. During the life of the recipient, awards are exercisable only by the recipient.
Except with respect to awards that are subject to Section 409A of the Code, our board may permit or provide in an award for the gratuitous transfer of the award by the recipient to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the recipient and/or an immediate family member of the recipient if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. We will not be required to recognize any such permitted transfer until such time as the permitted transferee, as a condition to the transfer, delivers to us a written instrument in form and substance satisfactory to us confirming that the transferee will be bound by all of the terms and conditions of the award.
ELIGIBILITY TO RECEIVE AWARDS
Our employees, officers, directors, consultants, and advisors are eligible to receive awards under our A&R 2011 Plan; however, incentive stock options may only be granted to our employees.

124 | investor.pacira.com

Executive Compensation
The maximum number of shares of our common stock with respect to which awards may be granted to any recipient under the A&R 2011 Plan may not exceed 650,860 shares per calendar year. For purposes of this limit, a Tandem SAR is treated as a single award.
LIMIT ON AWARDS TO DIRECTORS
Notwithstanding any provision in the A&R 2011 Plan to the contrary, the aggregate amount of all compensation granted during any calendar year to any member of our board who is not an employee of our Company, including any awards granted under the A&R 2011 Plan (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the our board or any committee thereof, or any award granted under the A&R 2011 Plan in lieu of any such cash retainer or meeting fee, shall not exceed $1,000,000.
MINIMUM VESTING REQUIREMENTS
Awards will be subject to a minimum vesting period of at least one year from the date of grant, except that the minimum vesting period will not apply to awards of up to an aggregate of 1,222,727 shares of our common stock. Notwithstanding the foregoing, our board may permit acceleration of vesting of awards in the event of the recipient’s death, disability, or retirement or a reorganization event.
DIVIDEND EQUIVALENTS
An award agreement may provide recipients with the right to receive dividend equivalents. Dividend equivalents may be settled in cash, shares of our common stock or other property, as determined in the discretion of our board. No dividend equivalents may be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any option or SAR. If dividends are declared during the period that an award is outstanding, such dividend equivalents will be accumulated but remain subject to performance and/or vesting requirement(s) to the same extent as the applicable award and will be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.
PLAN BENEFITS
As of April 1, 2026, approximately 845 persons were eligible to receive awards under the A&R 2011 Plan, including approximately 835 employees and our five named executive officers, nine non-employee directors, and one consultant. The granting of awards under the A&R 2011 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.
The following table sets forth, as of April 1, 2026, the stock option awards that have been made under the 2011 Plan to the individuals indicated below:
Each Named Executive Officer	Stock Options
Frank Lee, Chief Executive Officer and Director	—
Shawn Cross, Chief Financial Officer	—
Kristen Williams, Chief Administrative Officer and Secretary	360,350
Brendan Teehan, Chief Commercial Officer	—
Jonathan Slonin, Chief Medical Officer	123,937
All Current Executive Officers as a Group	484,287
All Current Directors who are not Executive Officers as a Group	679,866
Each Nominee for Election as a Director:
Thomas Wiggans	—
Each Person Who Received 5% of Such Awards:
David Stack, Former Chief Executive Officer and Chairman	1,835,200
All Employees, Including all Current Officers who are not Executive Officers, as a Group	16,232,422

Pacira BioSciences, Inc. 2026 Proxy Statement | 125

Executive Compensation
On April 1, 2026, the last reported sale price of our common stock at the close of business on the Nasdaq Global Select Market was $22.79 per share.
ADMINISTRATION
The A&R 2011 Plan is administered by our board. Our board has the authority to grant awards and adopt, amend, and repeal the administrative rules, guidelines and practices relating to the A&R 2011 Plan and to interpret the provisions of the A&R 2011 Plan and any award agreements entered into under the A&R 2011 Plan. Pursuant to the terms of the A&R 2011 Plan, our board may delegate authority under the A&R 2011 Plan to one or more committees or subcommittees of the board and may delegate the power to grant certain awards and such other authority under the A&R 2011 Plan as the board may determine to one or more of our officers. Our board has authorized our People & Compensation Committee to administer certain aspects of the A&R 2011 Plan, including the granting of options, RSUs, and PSUs to executive officers, and has authorized a committee of the board, consisting of our chief executive officer, to grant options and RSUs to employees at or below the Vice President level, subject to limitations set by the People & Compensation Committee.
Subject to any applicable limitations contained in the A&R 2011 Plan, our People & Compensation Committee selects the recipients of awards and determines:
•
the number of shares of our common stock covered by options and the dates upon which the options become exercisable;

•
the exercise price of options (which may not be less than 100%, or 110%, as applicable, of the fair market value of our common stock);

•
the duration of the options (which may not exceed 10 years, or five years, as applicable); and

•
the number of shares of our common stock subject to any SAR, award of restricted stock, RSU or other stock-based award and the terms and conditions of such awards, including conditions for repurchase, issue price, measurement price, repurchase price and vesting.

The board is required to make equitable adjustments to the A&R 2011 Plan and any outstanding awards to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, share combinations or reclassifications, spin-offs and other similar changes in capitalization, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend.
The A&R 2011 Plan also contains provisions addressing the consequences of any reorganization event, which is defined as (i) any merger or consolidation of Pacira with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.
REORGANIZATION EVENTS
In connection with a reorganization event, the board may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than those relating to restricted stock on such terms as the board determines:
(i)
provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof),

(ii)
upon written notice to a recipient, provide that all of the recipient’s unexercised awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the recipient (to the extent then exercisable) within a specified period following the date of such notice,

(iii)
provide that outstanding awards will become exercisable, realizable, or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event,

126 | investor.pacira.com

Executive Compensation
(iv)
in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation of the reorganization event a cash payment for each share surrendered in the reorganization event, which we refer to as the acquisition price, make or provide for a cash payment to recipients with respect to each award held by a recipient equal to (A) the number of shares of common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the acquisition price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award,

(v)
provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the applicable exercise, measurement or purchase price and any applicable tax withholdings), and

(vi)
any combination of the foregoing.

In taking any such actions, the board is not obligated by the A&R 2011 Plan to treat all awards, all awards held by a recipient, or all awards of the same type, identically.
Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless the board determines otherwise, apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, the board may provide for termination or deemed satisfaction of such repurchase or other rights in the restricted stock agreement or any other agreement between a recipient and us. Upon the occurrence of a reorganization event involving our liquidation or dissolution, unless otherwise provided for in the restricted stock agreement or any other agreement between a recipient and us, all restrictions, and conditions on all restricted stock then outstanding will automatically be deemed terminated or satisfied.
In the case of outstanding RSUs that are subject to Section 409A of the Code: (i) if the applicable RSU agreement provides that the RSUs will be settled upon a “change of control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the reorganization event constitutes such a “change of control event”, then no assumption or substitution shall be permitted and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the board may only provide for (x) acceleration of the vesting of the RSUs, (y) termination of the RSUs in exchange for an amount equal to the acquisition price over the purchase price and any applicable tax withholdings or (z) conversion of the RSUs into the right to receive liquidation proceeds if the reorganization event constitutes a “change of control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and/or such action is permitted or required by Section 409A of the Code. If the reorganization event is not a “change of control event” or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the RSUs, then the unvested RSUs will terminate immediately prior to the consummation of the reorganization event without any payment in exchange.
SUBSTITUTE AWARDS
In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our board may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate of it. Substitute awards may be granted on such terms, as our board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the A&R 2011 Plan. Substitute awards will not count against the A&R 2011 Plan’s overall share limit or any sublimit in the A&R 2011 Plan, except as may be required by the Code.

Pacira BioSciences, Inc. 2026 Proxy Statement | 127

Executive Compensation
REPRICING
Except as provided for in connection with a change in our capitalization or a reorganization event, the A&R 2011 Plan provides that we may not, without stockholder approval:
•
amend any outstanding stock option or SAR granted under the A&R 2011 Plan to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price per share of such outstanding award;

•
cancel any outstanding option or SAR (whether or not granted under the A&R 2011 Plan) and grant in substitution therefor new awards under the A&R 2011 Plan (other than as substitute awards as described above) covering the same or a different number of shares of our common stock and having an exercise or measurement price per share lower than the then-current exercise or measurement price per share of the cancelled award;

•
cancel in exchange for cash any outstanding stock options or SARs that then have exercise or measurement prices per share above the then-current fair market value of our common stock; or take any other action that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

AUTHORIZATION OF SUB-PLANS
Our board may establish sub-plans under the A&R 2011 Plan to satisfy applicable securities, tax, or other laws of various jurisdictions.
AMENDMENT OR TERMINATION
No award may be granted under the A&R 2011 Plan after [•], 2036 which, assuming the A&R 2011 Plan is approved by stockholders at the Annual Meeting, will be 10 years from the date of stockholder approval, but awards previously granted may extend beyond that date. Our board may amend, suspend, or terminate the A&R 2011 Plan or any portion of the plan at any time, except that stockholder approval may be required to comply with certain applicable law or stock market requirements.
Other than with respect to repricings, our board may amend, modify, or terminate any outstanding award, subject to limitations set forth in the A&R 2011 Plan. Such actions will require the approval of a recipient, unless our board determines that the action does not materially and adversely affect such recipient’s rights under the A&R 2011 Plan or the change is permitted under the A&R 2011 Plan.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the A&R 2011 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.
INCENTIVE STOCK OPTIONS
A recipient will not recognize income upon the grant of an incentive stock option. Also, except as described below, a recipient will not recognize income upon exercise of an incentive stock option if the recipient has been employed by our Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the recipient exercises the option. If the recipient has not been so employed during that time, then the recipient will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the recipient to the alternative minimum tax.

128 | investor.pacira.com

Executive Compensation
A recipient will recognize income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the recipient sells the stock. If a recipient sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a recipient sells the stock prior to satisfying these waiting periods, then the recipient will have engaged in a disqualifying disposition, and a portion of the profit may be ordinary income and a portion may be capital gain. The portion constituting ordinary income is equal to any excess of the value of the stock on the date the recipient exercised the option over the exercise price, and any remaining profit would constitute capital gain. This capital gain will be long-term if the recipient has held the stock for more than one year and otherwise will be short-term. If a recipient sells the stock at a loss (sales proceeds are less than the exercise price), then the recipient will not recognize ordinary income, and the loss will be a capital loss. This capital loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.
NONSTATUTORY STOCK OPTIONS
A recipient will not recognize income upon the grant of a nonstatutory stock option. A recipient will recognize compensation income upon the exercise of a nonstatutory stock option equal to any excess of the value of the stock on the day the recipient exercised the option over the exercise price. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the recipient’s basis in the stock, which generally is equal to the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the recipient has held the stock for more than one year and otherwise will be short-term.
STOCK APPRECIATION RIGHTS
A recipient will not recognize income upon the grant of a SAR. A recipient generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of any stock received upon exercise of a SAR, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.
RESTRICTED STOCK AWARDS
A recipient will not recognize income upon the grant of restricted stock that is subject to vesting conditions unless an election under Section 83(b) of the Code is made by the recipient within 30 days of the date of grant. If a timely 83(b) election is made by the recipient, then the recipient will recognize compensation income equal to any excess of the value of the stock over any purchase price paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the recipient’s tax basis in the stock, which generally is equal to the value of the stock on the date of grant. This capital gain or loss will be long-term if the recipient held the stock for more than one year and one day from the grant date, and otherwise will be short-term. If the stock is forfeited due to the failure to satisfy the vesting conditions, then the recipient would not receive any deduction or loss with respect to the amount included in income by reason of the Section 83(b) election.
If the recipient does not make an 83(b) election, then as the vesting conditions become satisfied, the recipient will recognize compensation income equal to any excess of the value of the stock on the vesting date over any purchase price paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the sales proceeds less the recipient’s tax basis in the stock, which generally is equal to the value of the stock on the vesting date. Any capital gain or loss will be long-term if the recipient held the stock for more than one year from the applicable vesting date and otherwise will be short-term.

Pacira BioSciences, Inc. 2026 Proxy Statement | 129

Executive Compensation
RESTRICTED STOCK UNITS
A recipient will not recognize income upon the grant of an RSU award. A recipient is not permitted to make a Section 83(b) election with respect to an RSU award. When the RSU award vests, the recipient will recognize income on the date the stock is transferred to the recipient in an amount equal to any excess of the fair market value of the stock on such date over the purchase price, if any, paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the sales proceeds less the recipient’s tax basis in the stock, which generally is equal to the value of the stock on the date of transfer. Any capital gain or loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.
OTHER STOCK-BASED AWARDS
The tax consequences associated with any other stock-based award granted under the A&R 2011 Plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the recipient under the award and the recipient’s holding period and tax basis for the award or underlying common stock.
TAX CONSEQUENCES TO US
We generally will be entitled to an equivalent deduction to the extent that a recipient recognizes compensation income. Any such deduction may be subject to limitations under the Code, including Section 162(m).
EQUITY COMPENSATION PLAN INFORMATION
We currently have three equity compensation plans under which shares are currently authorized for issuance: our 2011 Plan, our Amended and Restated 2014 Employee Stock Purchase Plan (the “2014 ESPP”) and our Amended and Restated 2014 Inducement Plan (the “2014 Inducement Plan”). The following table provides information regarding securities authorized for issuance as of December 31, 2025 under our equity compensation plans:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)	Weighted- Average Exercise Price of Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders:
2011 Plan	8,402,655(1)	$44.44(1)	3,651,892(3)
2014 ESPP	—	—	151,900
Equity compensation plans not approved by stockholders:
2014 Inducement Plan(4)	2,132,523(2)	$16.08(2)	43,681(3)
Total	10,535,178	$40.65(1)	3,928,899(3)

(1)
Includes 4,993,173 shares subject to outstanding stock options and 3,409,482 shares subject to unvested RSUs. The weighted-average exercise price for the 2011 Plan only relates to the outstanding stock options.

(2)
Includes 1,381,308 shares subject to outstanding stock options and 751,215 shares subject to unvested RSUs. The weighted-average exercise price for the 2014 Inducement Plan only relates to the outstanding stock options.

(3)
Awards issuable under the 2011 Plan and the 2014 Inducement Plan include stock options, SARs, restricted stock, RSUs, PSUs, and other stock-based awards.

(4)
The material terms of the 2014 Inducement Plan are substantially similar to the 2011 Plan.

130 | investor.pacira.com

Executive Compensation
PROPOSAL 5
Approval of the Amended and Restated 2014 Employee Stock Purchase Plan
The board unanimously recommends voting FOR the approval of the Amended and Restated 2014 Employee Stock Purchase Plan on your BLUE proxy card or BLUE voting instruction form.
The 2014 Employee Stock Purchase Plan was approved by stockholders on June 3, 2014. An amendment and restatement of the 2014 Employee Stock Purchase Plan (“A&R 2014 ESPP”) was approved by our stockholders at our annual meeting of stockholders in 2022. On March 10, 2026, an amendment and restatement of the A&R 2014 ESPP was adopted by our board of directors, upon recommendation of the People & Compensation Committee and subject to stockholder approval, to increase the number of shares of our common stock authorized for issuance by 800,000 newly reserved shares, resulting in an aggregate share authorization of up to 1,800,000 shares, of which the 800,000 newly reserved shares plus the remaining share pool of 151,899 (as of April 1, 2026) would be available for issuance, as described below.
The A&R 2014 ESPP is an employee benefit program that enables qualified employees of the Company and its designated subsidiaries to purchase shares of our common stock through payroll deductions. The purposes of the A&R 2014 ESPP are to assist our qualified employees in acquiring a stock ownership interest in us and to encourage them to remain in our employ. The A&R 2014 ESPP is intended to qualify for favorable federal income tax treatment under Section 423 of the Internal Revenue Code (the “Code”).
Our board of directors believes that the A&R 2014 ESPP provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides stockholder value by aligning employee and stockholder interests.
The proposed A&R 2014 ESPP is attached to this proxy statement as Appendix C to this proxy statement and is incorporated herein by reference. The following description of the A&R 2014 ESPP is a summary of certain important provisions and does not purport to be a complete description of the A&R 2014 ESPP. Please see Appendix C for more detailed information.
DESCRIPTION OF THE A&R 2014 ESPP
SHARES SUBJECT TO THE PLAN
There are 1,800,000 shares of our common stock authorized for issuance under the A&R 2014 ESPP, subject to adjustments for stock splits and similar events. Common stock issued under the A&R 2014 ESPP may be either authorized and unissued shares or shares now held or subsequently acquired by us as treasury shares.
ADMINISTRATION
The A&R 2014 ESPP may be administered by our board of directors, the People & Compensation Committee of our board of directors, or any Company group or executive officer designated by our board of directors or the People & Compensation Committee (the “Plan Administrator”), except for those items expressly reserved to our board of directors or the People & Compensation Committee under the A&R 2014 ESPP. The Plan Administrator will have the authority to administer and interpret the A&R 2014 ESPP and to make such rules and regulations as

Pacira BioSciences, Inc. 2026 Proxy Statement | 131

Executive Compensation
it deems necessary to administer the A&R 2014 ESPP, so long as such administration, interpretation or application with respect to purchases under the A&R 2014 ESPP corresponds with the requirements of Section 423 of the Code. Our board of directors or the People & Compensation Committee may adopt rules, procedures or sub-plans that do not comply with the requirements of Section 423 of the Code but that are designed to achieve tax, securities laws, or other objectives for purposes of employees working for designated subsidiaries outside the United States.
ELIGIBLE EMPLOYEES
To participate in the A&R 2014 ESPP, an employee must:
(i)
have worked for the Company or any designated subsidiary for at least 30 days,

(ii)
customarily work more than twenty hours per week, and

(iii)
customarily work for more than five months in any calendar year, unless the Plan Administrator, in its discretion, increases or decreases the above eligibility requirements within the limits of Section 423 of the Code.

An employee is not eligible to participate or continue participation in the A&R 2014 ESPP if the employee owns or will own, as a result of such participation, shares possessing 5% or more of the total combined voting power or value of all classes of our stock or of any related corporation. Non-employee directors are not eligible to participate in the A&R 2014 ESPP. As of April 1, 2026, approximately 795 of our employees are expected to be eligible to participate in the A&R 2014 ESPP.
For purposes of the A&R 2014 ESPP, “designated subsidiary” includes all of our domestic subsidiaries and one of our subsidiaries in the United Kingdom. Our board of directors or the People & Compensation Committee, in its discretion, can designate other subsidiaries as eligible to participate in the A&R 2014 ESPP.
STOCK PURCHASES
The A&R 2014 ESPP is divided into consecutive six-month offering periods that begin on July 1 and January 1 each year and end, respectively, on the next December 31 and June 30 occurring thereafter. Subject to the limitations set forth in the A&R 2014 ESPP, our board of directors or the People & Compensation Committee has the authority to establish offering periods of alternative lengths and to establish different commencing and ending dates for such offering periods. During each offering period, participating employees accumulate funds in an account used to buy shares of our common stock through payroll deductions at a rate of not less than $50 nor more than 50% of such participant’s eligible compensation during each payroll period in the offering period.
At the end of each offering period, the purchase price is determined and the participating employees’ accumulated funds are used to purchase the appropriate number of shares of our common stock. Under the A&R 2014 ESPP, no participant may purchase more than $25,000 worth of our common stock (based on the fair market value of our common stock on the first day of an offering period) during any calendar year.
PURCHASE PRICE
The purchase price per share of our common stock under the A&R 2014 ESPP will be 85% of the lesser of (i) the fair market value of our common stock on the first day of an offering period and (ii) the fair market value of our common stock on the last day of an offering period, unless our board of directors or the People & Compensation Committee establishes a higher percentage for a future offering period. For purposes of the A&R 2014 ESPP, “fair market value” means the closing price of our common stock for such day. On April 1, 2026, the closing price of our common stock as reported on the Nasdaq Global Select Market was $22.79.

132 | investor.pacira.com

Executive Compensation
EFFECT OF TERMINATION OF EMPLOYMENT
A participant is not eligible to continue his or her participation in the A&R 2014 ESPP in the event of termination of employment for any reason. In such event, the balance in the participant’s account will be paid to the participant or to his or her estate. Neither payroll deductions credited to a participant’s account nor any rights with regard to the purchase of shares under the A&R 2014 ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way by a participant, other than by will or the laws of descent and distribution.
EFFECT OF CERTAIN CORPORATE EVENTS
In the event of certain mergers, consolidations or acquisition by another corporation of all or substantially all of our assets or a dissolution or liquidation of us, the last day of the offering period during which a participant may purchase stock will be the business day immediately preceding the effective date of such event, unless our board of directors or the People & Compensation Committee provide for the assumption or substitution of the rights to purchase shares under the A&R 2014 ESPP in a manner complying with Section 423 of the Code.
In the event that a stock dividend, stock split, spin off, combination or similar events other than a normal cash dividend, results in (a) the outstanding shares of our common stock, or any securities exchanged therefor, being exchanged for a different number or class of our securities or (b) new, different or additional securities of ours or of any other corporation being received by the holders of shares of our common stock, then (subject to any required action by our stockholders), our board of directors or the People & Compensation Committee, in its sole discretion, will make equitable adjustments in the maximum number and kind of securities subject to the A&R 2014 ESPP and the number and kind of securities that are subject to any outstanding purchase and the per share price of such securities.
AMENDMENT OF THE A&R 2014 ESPP
Our board of directors or the People & Compensation Committee has the power to amend the A&R 2014 ESPP, provided that, to the extent required by Section 423 of the Code or any applicable law or regulation, any amendment that would increase the number of shares available under the A&R 2014 ESPP, modify the class of employees eligible to participate in the A&R 2014 ESPP or otherwise require stockholder approval must be approved by our stockholders. Our board of directors may suspend or terminate the A&R 2014 ESPP at any time.
TERM OF THE PLAN
The A&R 2014 ESPP will continue in effect until [•], 2036, unless sooner terminated by our board of directors.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a summary of the U.S. federal income tax consequences that generally will apply to us and participating employees in the United States in connection with the A&R 2014 ESPP. This summary is based on the U.S. federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. This tax information is general in nature and does not address all aspects of U.S. federal tax laws that may be relevant to us or to participating employees in the A&R 2014 ESPP. We intend, and this summary assumes, that the A&R 2014 ESPP will qualify as an “employee stock purchase plan” under Section 423 of the Code.
The amounts deducted from a participating employee’s compensation pursuant to the A&R 2014 ESPP will be included in the participating employee’s compensation and will be subject to federal income and employment tax. No additional income will be recognized by the participating employee either at the beginning of the offering period or when the participating employee purchases shares of our common stock pursuant to the A&R 2014 ESPP.
The required holding period for favorable federal income tax treatment upon disposition of our common stock acquired under the A&R 2014 ESPP is the later of (i) two years after the first day of the offering period to which the

Pacira BioSciences, Inc. 2026 Proxy Statement | 133

Executive Compensation
shares of our common stock relate (i.e., the grant date), and (ii) one year after the date on which the shares of common stock were acquired under the A&R 2014 ESPP. When our common stock is disposed of after the requisite period, or after the participating employee’s death if the participating employee dies while holding our common stock (a “qualifying disposition”), the participating employee (or in the case of death the participating employee’s estate) recognizes ordinary income to the extent of the lesser of (a) the excess of the fair market value of the shares of our common stock on the first trading day of the offering period over the purchase price of the share of our common stock, or (b) the excess of fair market value of the shares of our common stock at the time of such disposition over the purchase price of the shares of our common stock. The purchase price is generally equal to 85% of the lesser of the fair market value of our common stock on the first day of the offering period and the fair market value of our common stock on the last day of the offering period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the purchase price, then the participating employee will not recognize ordinary income, and any loss recognized by the employee generally will be a long-term capital loss.
When an employee sells or disposes of our common stock acquired under the A&R 2014 ESPP (including by way of most gifts) before the expiration of the required holding period (a “disqualifying disposition”), the employee will recognize ordinary income in the year of the disqualifying disposition to the extent of the difference between the purchase price of the shares of our common stock and the fair market value of the shares of our common stock on the last day of an offering period, regardless of the price at which our common stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the participating employee held the shares for more than one year. If the sale price is less than the fair market value of our common stock at the date of exercise, then the participating employee will recognize a capital loss equal to such difference.
Even though a participating employee must treat part of his or her gain on a qualifying disposition of our common stock acquired under the A&R 2014 ESPP as ordinary income, the Company may not take a deduction for this amount. However, if a participating employee makes a disqualifying disposition of our common stock acquired under the A&R 2014 ESPP, the amount of ordinary income recognized by the participating employee generally qualifies as a deduction for the Company for the taxable year in which the disqualifying disposition occurs, subject to any limitations imposed under the Code.
Plan Benefits
Because participation in the A&R 2014 ESPP is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because we cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the A&R 2014 ESPP, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the A&R 2014 ESPP. Executive officers and employee directors may benefit from participating in the A&R 2014 ESPP but will not receive any benefits that are not otherwise available to all other participants. Non-employee directors are not eligible to participate in the A&R 2014 ESPP.

134 | investor.pacira.com

STOCK OWNERSHIP INFORMATION

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

STOCK OWNERSHIP INFORMATION
STOCK OWNERSHIP INFORMATION
PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, regarding the beneficial ownership of our common stock as of April 15, 2026 (except where otherwise noted), by:
•
each of our directors;

•
each of our named executive officers;

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the vesting of RSUs, or the exercise of stock options that are immediately exercisable or exercisable, in each case, within 60 days of April 15, 2026. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Percentage ownership calculations for beneficial ownership are based on 39,322,924 outstanding shares of our common stock at the close of business on April 15, 2026. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of:
Pacira BioSciences, Inc.
2000 Sierra Point Parkway
Suite 900
Brisbane, California 94005
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of common stock issuable upon the vesting of RSUs, or subject to options held by that person that are currently exercisable or exercisable, in each case, within 60 days of April 15, 2026 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). These numbers are rounded to the nearest whole share.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% STOCKHOLDERS
BlackRock, Inc.(1) 50 Hudson Yards New York, New York 10001	7,064,280	18.0%
The Vanguard Group(2) 100 Vanguard Boulevard, Malvern, Pennsylvania 19355	4,812,955	12.2%
DOMA Perpetual Capital Management LLC(3) 3350 Virginia Street, Suite 530 Miami, Florida 33133	2,938,183	7.5%
Dimensional Fund Advisors LP(4) 6300 Bee Cave Road, Building One Austin, Texas 78746	2,060,597	5.2%

136 | investor.pacira.com

STOCK OWNERSHIP INFORMATION
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
DIRECTORS AND DIRECTOR NOMINEES
Marcelo Bigal(5)	65,818	*
Laura Brege(6)	108,815	*
Abraham Ceesay(7)	63,464	*
Christopher Christie(8)	131,188	*
Mark Froimson(9)	107,691	*
Samit Hirawat	—	—
Mark Kronenfeld(10)	116,165	*
Frank D. Lee(11)	476,291	1.2%
Thomas Wiggans	—	—
Michael Yang(12)	67,818	*
Alethia Young(13)	65,818	*
NAMED EXECUTIVE OFFICERS
Shawn Cross(14)	50,000	*
Kristen Williams(15)	148,283	*
Brendan Teehan(16)	39,815	*
Jonathan Slonin(17)	177,197	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (15 PERSONS)	1,618,363(18)	4.0%

*
Less than 1%

(1)
This information is derived exclusively from a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 19, 2024, reporting on beneficial ownership as of December 31, 2023.

(2)
This information is derived exclusively from a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, reporting on beneficial ownership as of December 29, 2023. On March 27, 2026, The Vanguard Group further amended its Schedule 13G/A to disclose that as of March 13, 2026 (i) as a result of an internal realignment, it was no longer deemed to beneficially own shares of our common stock beneficially owned by certain of its subsidiaries and/or business divisions, and accordingly, it was no longer deemed to beneficially own any shares of our common stock and (ii) going forward, such subsidiaries and/or business divisions of The Vanguard Group will report beneficial ownership separately (on a disaggregated basis).

(3)
This information is derived exclusively from a Schedule 13D/A filed by DOMA Perpetual Capital Management LLC filed with the SEC on March 12, 2026 and consists of 1,965,775 shares of common stock beneficially owned by DOMA Perpetual LO Equity Master Fund LP; 812,019 shares of common stock beneficially owned by the John Templeton Foundation; 159,000 shares of common stock directly beneficially owned by Pedro Escudero; and 1,389 shares of common stock directly beneficially owned by Eric de Armas.

(4)
This information is derived exclusively from a Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on April 9, 2026, reporting on beneficial ownership as of March 31, 2026.

(5)
Includes 54,425 shares of common stock issuable upon exercise of stock options and 6,163 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(6)
Includes 85,100 shares of common stock issuable upon exercise of stock options and 6,163 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(7)
Includes 54.425 shares of common stock issuable upon exercise of stock options and 6,163 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(8)
Includes 114,534 shares of common stock issuable upon exercise of stock options and 6,163 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(9)
Includes 87,555 shares of common stock issuable upon exercise of stock options and 6,163 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(10)
Includes 85,100 shares of common stock issuable upon exercise of stock options and 6,163 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(11)
Includes 389,538 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 2026.

(12)
Includes 54,425 shares of common stock issuable upon exercise of stock options and 6,163 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(13)
Includes 54,425 shares of common stock issuable upon exercise of stock options and 6,163 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(14)
Includes 50,000 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 2026.

(15)
Includes 106,267 shares of common stock issuable upon exercise of stock options and 18,787 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(16)
Includes 31,095 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 15, 2026.

(17)
Includes 110,690 shares of common stock issuable upon exercise of stock options and 18,787 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(18)
Includes 1,277,579 shares of common stock issuable upon exercise of stock options and 86,878 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

Pacira BioSciences, Inc. 2026 Proxy Statement | 137

Information about the Annual Meeting and Voting

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

Information about the Annual Meeting and Voting
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When [•], 2026 [•] Eastern Daylight Time	Where In Person: Pacira Offices 5 Sylvan Way Suite 300 Parsippany, NJ 07054 Virtually: Via live webcast online at www.cesonlineservices.com/pcrx26_vm	Record Date [•], 2026
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board with respect to each of the matters set forth in the accompanying notice of the Annual Meeting.

Purpose of the Annual Meeting and Board Voting Recommendations
At the Annual Meeting, our stockholders will consider and vote on the following matters:
Proposal		Board Recommendations	For More Information, See Page
1	Election of three Class III directors to our board of directors to serve until the 2029 annual meeting of stockholders	FOR each highly qualified Pacira nominee ONLY	30
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	62
3	Approval, on an advisory basis, of the compensation of our named executive officers	FOR	70
4	Approval of our Amended and Restated 2011 Stock Incentive Plan	FOR	117
5	Approval of our Amended and Restated 2014 Employee Stock Purchase Plan	FOR	131
	Transact any other business properly brought before the Annual Meeting
As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than Proposals 1 through 5, noted above.
These BLUE proxy materials relate to the board’s solicitation of your proxy for use at our Annual Meeting to be held in-person and virtually on [•], 2026. The following questions and answers provide guidance on how to vote your shares.

Pacira BioSciences, Inc. 2026 Proxy Statement | 139

Information about the Annual Meeting and Voting

What is included in these BLUE proxy materials and why am I receiving these BLUE proxy materials?
The board is soliciting proxies for our Annual Meeting. You are receiving these BLUE proxy materials, which include the notice of the Annual Meeting, this proxy statement, the enclosed BLUE proxy card or BLUE voting instruction form and the Annual Report, because you owned shares of our common stock as of the close of business on [•], 2026 (the “record date”). These BLUE proxy materials are first being mailed on or about [•], 2026 to stockholders of record as of the record date.
You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, date, and return the enclosed BLUE proxy card or BLUE voting instruction form or submit your BLUE proxy through the Internet or by telephone according to the instructions contained in the enclosed BLUE proxy card or BLUE voting instruction form.

What is a proxy?
A proxy is your legal designation of another person to vote the shares you own. The person you designate is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By submitting your BLUE proxy (either by voting electronically on the Internet or by telephone according to the instructions contained in the enclosed BLUE proxy card or BLUE voting instruction form or by signing and returning a BLUE proxy card or BLUE voting instruction form), you authorize Frank D. Lee, our Chief Executive Officer, and Shawn Cross, our Chief Financial Officer to represent you and vote your shares at the Annual Meeting in accordance with your instructions. They also may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.

Who is DOMA and how are they involved in the Annual Meeting?
DOMA is a stockholder that has nominated a slate of three candidates referred to herein as the Opposed DOMA Nominees to stand for election as directors at the Annual Meeting in opposition to the three highly qualified Pacira director nominees recommended by the board.
The board does NOT endorse any of the Opposed DOMA Nominees and unanimously recommends that you use the BLUE proxy card or BLUE voting instruction form to vote “FOR” the election of ONLY the three highly qualified Pacira director nominees recommended by the board (Christopher Christie, Samit Hirawat, and Thomas Wiggans), and as the board recommends on all other proposals.
You may receive proxy solicitation materials, including a white proxy card or white voting instruction form, from DOMA. Pacira is not responsible for the accuracy or completeness of any information provided by or relating to DOMA or the Opposed DOMA Nominees contained in solicitation materials filed or disseminated by or on behalf of DOMA or any other statements DOMA may make. Voting to “WITHHOLD” with respect to any of the Opposed DOMA Nominees on any white proxy card or white voting instruction form sent to you by DOMA is not the same as voting for our three highly qualified Pacira director nominees, because any vote on the white proxy card or white voting instruction form will revoke any BLUE proxy card or BLUE voting instruction form you may have previously submitted.

140 | investor.pacira.com

Information about the Annual Meeting and Voting
Even though you can vote for the three Pacira highly qualified nominees on the white proxy card, we urge you to support our three highly qualified Pacira director nominees and vote “FOR” the election of ONLY the three highly qualified Pacira director nominees recommended by the board (Christopher Christie, Samit Hirawat, and Thomas Wiggans) using the BLUE proxy card or BLUE voting instruction form.
If you have already voted using a white proxy card or white voting instruction form sent to you by DOMA, you have every right to change your vote and we strongly urge you to revoke that proxy by voting “FOR” the election of ONLY the three highly qualified Pacira director nominees recommended by the board (Christopher Christie, Samit Hirawat, and Thomas Wiggans) by marking, signing, dating and returning the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid return envelope provided or following the instructions on your BLUE proxy card or BLUE voting instruction form to vote online or by telephone. Even if you would like to elect some or all of the Opposed DOMA Nominees, we strongly recommend you use the Company’s BLUE proxy card or BLUE voting instruction form to do so, since only the latest dated proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Why have I received more than one proxy card or different color proxy cards?
Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. If you receive more than one BLUE proxy card or BLUE voting instruction form, your shares are registered in different accounts. Please sign, date, and return or otherwise submit your proxy with respect to each BLUE proxy card and BLUE voting instruction form you receive to ensure that all of your shares are voted.
Additionally, DOMA has nominated the Opposed DOMA Nominees to stand for election as directors at the Annual Meeting in opposition to the three highly qualified Pacira director nominees recommended by the board. We have provided you with the enclosed BLUE proxy card or BLUE voting instruction form. DOMA may send you a white proxy card or white voting instruction form. The board unanimously recommends using the enclosed white proxy card or white voting instruction form to vote “FOR” the election of ONLY the three highly qualified Pacira director nominees recommended by the board (Christopher Christie, Samit Hirawat, and Thomas Wiggans) and as the board recommends on all other proposals. The board recommends that you simply DISREGARD and do NOT return DOMA’s white proxy card or white voting instruction form. Voting to “WITHHOLD” with respect to any of the Opposed DOMA Nominees on any white proxy card or white voting instruction form sent to you by DOMA is not the same as voting for our highly qualified Pacira director nominees, because any vote on the white proxy card or white voting instruction form will revoke any BLUE proxy card or BLUE voting instruction form you may have previously submitted.
If you have already voted using a white proxy card or white voting instruction form sent to you by DOMA, you have every right to change your vote and we strongly urge you to revoke that proxy by voting “FOR” the election of ONLY the three highly qualified Pacira director nominees recommended by the board (Christopher Christie, Samit Hirawat, and Thomas Wiggans), by marking, signing, dating and returning the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid return envelope provided or following the instructions on your BLUE proxy card or BLUE voting instruction form to vote online or by telephone. Even if you would like to elect some or all of the Opposed DOMA Nominees, we strongly recommend you use the Company’s BLUE proxy card or BLUE voting instruction form to do so, since only the latest dated proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Pacira BioSciences, Inc. 2026 Proxy Statement | 141

Information about the Annual Meeting and Voting

Who is entitled to vote at the Annual Meeting?
The record date for the Annual Meeting is [•], 2026. Only stockholders of record as of the close of business on the record date are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the record date, there were [•] shares of common stock outstanding and entitled to vote.

Who can attend the Annual Meeting?
Only stockholders of record at the close of business on the record date of [•], 2026 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of the close of business on [•], 2026, there were [•] shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. There is no cumulative voting, nor does Pacira have non-voting preference shares, non-voting shares without preference, multiple voting rights shares, priority shares, golden shares, voting rights ceilings, or other similar voting right restrictions.

What is the difference between being a “Stockholder of Record” and being a beneficial owner of shares held in “Street Name”?
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered a “stockholder of record” of those shares. In this case, the proxy materials have been sent to you directly by us.

If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, the proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

142 | investor.pacira.com

Information about the Annual Meeting and Voting

How do I vote?
	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.cesvote.com, the website shown on your BLUE proxy card	Within the United States and Canada, 1-888-693-8683 (toll-free), the telephone number shown on your BLUE proxy card and follow the instructions	Scan the QR code	Return a properly executed BLUE proxy card
In-person or virtually at www.cesonlineservices.com/pcrx26_vm. However, we strongly encourage you to vote online, by telephone or by mail prior to the Annual Meeting by following the instructions provided in the BLUE proxy card, even if you plan to attend the Annual Meeting in-person or virtually.
Please note that in order to attend and vote at the Annual Meeting virtually, you must have pre-registered for the meeting no later than [•], 2026 at [•], Eastern Daylight Time. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the Annual Meeting.

Pacira BioSciences, Inc. 2026 Proxy Statement | 143

Information about the Annual Meeting and Voting
	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com, the website shown on your BLUE voting instruction form	Within the United States and Canada, 1-800-454-8683 (toll-free), the telephone number shown on your BLUE voting instruction form and follow the instructions	Scan the QR code	Return a properly executed BLUE voting instruction form by mail, depending upon the method(s) your broker, bank, trustee, or other nominee makes available
In person or virtually at www.cesonlineservices.com/pcrx26_vm. However, we strongly encourage you to vote online, by telephone or by mail prior to the Annual Meeting by following the instructions provided in the BLUE proxy card, even if you plan to attend the Annual Meeting in-person or virtually.
Since you are not a stockholder of record, you may not vote your shares at the Annual Meeting, whether you attend in-person or virtually, without obtaining a “legal proxy” from your broker, bank, trustee or other nominee or custodian. Please also note that in order to attend and vote at the Annual Meeting virtually, you must have pre-registered for the meeting no later than [•], 2026 at [•], Eastern Daylight Time. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the Annual Meeting.

DEADLINE
To vote prior to the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Daylight Time on [•], 2026, if you are a registered holder. If you are a beneficial owner, please refer to the information provided by your broker, bank, or other nominee.

144 | investor.pacira.com

Information about the Annual Meeting and Voting
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If you are a stockholder of record and the proxy materials were sent to you directly by us, you can vote your shares over the Internet or telephone by following the instructions in the proxy materials or, if you requested printed copies of our proxy materials, by Internet or telephone following the instructions on the printed BLUE proxy card you received or by mail by marking, signing, dating and mailing the printed BLUE proxy card you received in the postage-paid return envelope provided. Your designation of a proxy is revocable by following the procedures outlined in this proxy statement. The method by which you vote will not limit your right to vote at the Annual Meeting.

If you hold your shares through a broker, bank, trust or other nominee or custodian in “street name,” and the proxy materials were forwarded to you by your broker, bank, trustee or other nominee or custodian, you need to submit voting instructions to your broker, bank, trustee or other nominee or custodian in order to cast your vote. You may mark, sign, date and mail the accompanying BLUE voting instruction form in the postage-paid return envelope provided. Your vote is revocable by following the procedures outlined in this proxy statement. Shares for which you are the beneficial owner but not the stockholder of record may be voted electronically during the Annual Meeting. If you wish to attend the Annual Meeting and vote, whether in-person or virtually, you should contact your broker, bank, trustee or other nominee or custodian to obtain a “legal proxy”.

If you receive hard copy materials and sign and return your BLUE proxy card without specifying choices, your shares will be voted as recommended by our board.

Telephone and Internet voting prior to the Annual Meeting for stockholders of record will be available up until 11:59 p.m. Eastern Daylight Time on [•], 2026 and mailed proxy cards must be received prior to the start of the Annual Meeting in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization

As the Annual Meeting will be a “hybrid meeting,” stockholders will have the ability to attend the Annual Meeting either in-person or virtually. Stockholders choosing to attend virtually via the Internet will be able to access the Annual Meeting and vote and submit questions by visiting www.cesonlineservices.com/pcrx26_vm and entering the control number on your BLUE proxy card or BLUE voting instruction form. In order to attend the Annual Meeting virtually, you will need to pre-register by [•], Eastern Daylight Time, on [•], 2026.

Stockholders of Record
Stockholders of record as of the record date may register to participate in the Annual Meeting virtually by visiting the website www.cesonlineservices.com/pcrx26_vm with the control number and following the instructions on your BLUE proxy card.
After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting virtually. Verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk email folder. Registration requests must be received no later than [•], Eastern Daylight Time, on [•], 2026 . You must pre-register and receive a confirmation email in order to vote and/or submit a comment or question during the Annual Meeting virtually.
If you have any questions or require any assistance with pre-registering, please contact our proxy solicitor, D.F. King & Co. Stockholders may call +1 (800) 714-3310 (toll-free from the U.S. and Canada); banks and brokers, and those outside the U.S and Canada, may call collect at +1 (646) 981-1286; or you can email PCRX@dfking.com.

Pacira BioSciences, Inc. 2026 Proxy Statement | 145

Information about the Annual Meeting and Voting

Beneficial Owners of Shares Held in Street Name
Beneficial owners must use the control number on the BLUE voting instruction form or other instructions received from their bank, broker, or nominee. To pre-register to participate in the Annual Meeting virtually, visit the website www.cesonlineservices.com/pcrx26_vm with your control number and follow the instructions.
After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk email folder. Registration requests must be received no later than [•], Eastern Daylight Time, on [•], 2026 . You must pre-register and receive a confirmation email in order to vote and/or submit a comment or question during the Annual Meeting virtually.
We encourage you to vote in advance of the Annual Meeting. Beneficial owners who intend to vote during the Annual Meeting, either in-person or virtually, must obtain and submit a “legal proxy” from their bank, broker, or nominee. Most banks, brokers or nominees allow a stockholder to obtain a “legal proxy” either online or by mail. Follow the instructions provided by your bank, broker, or nominee. If you request a “legal proxy” online and do not receive an email containing your “legal proxy” within two business days of such request, contact your bank, broker, or nominee. If you request a “legal proxy” by mail and do not receive it within five business days of such request, contact your bank or brokerage firm.
You may submit your “legal proxy” either (i) in advance of the Annual Meeting by attaching the “legal proxy” (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to PCRXRegister@Proxy-Agent.com or (ii) along with your voting ballot during the Annual Meeting. We must have your “legal proxy” in order for your vote submitted during the Annual Meeting to be valid. To avoid any technical difficulties on the day of the Annual Meeting, we encourage you to submit your “legal proxy” in advance in an email to PCRXRegister@Proxy-Agent.com to ensure that your vote is counted, rather than wait to upload your “legal proxy” during the Annual Meeting. Multiple legal proxies must be combined into one document for purposes of uploading them to the Annual Meeting website.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the reminder email you will receive the evening before the meeting.

Can I ask questions at the Annual Meeting if I am attending virtually?
With respect to stockholders choosing to attend the Annual Meeting virtually, those who have completed the registration process in advance of the Annual Meeting may submit written comments or questions during the Annual Meeting by typing in the “Ask a Question” box and clicking the “Send” button that will be available on the virtual meeting website during the Annual Meeting.
Questions received during the Annual Meeting will be answered as the allotted Annual Meeting time permits. If we receive substantially similar questions, we will group them together and provide a single response to avoid repetition. In light of the number of business items on the Annual Meeting agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to have a

146 | investor.pacira.com

Information about the Annual Meeting and Voting
question or comment addressed during the Annual Meeting will be able to do so. We also reserve the right to exclude questions that relate to personal matters or are not relevant to Annual Meeting matters, as well as to edit profanity or other inappropriate language.

What are “broker non-votes” and how do they affect the proposals?
A broker non-vote occurs when a broker, bank, trustee or other nominee or custodian holding shares for a beneficial owner in “street name” does not vote the shares on a proposal because the broker, bank, trustee or other nominee or custodian does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” items.
If you are a stockholder whose shares are held in “street name” and DOMA provides you with a white proxy card or white voting instruction form, all of the proposals presented at the Annual Meeting will be considered “nonroutine” matters, and your broker will not have discretionary voting authority to vote your shares on any of the proposals presented at the Annual Meeting. If, however, you are a stockholder whose shares are held in “street name” and DOMA does not provide you with a white proxy card or white voting instruction form, then Proposal 2, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, would be considered to be a routine matter, and your broker would be able to vote upon the matter if you do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to Proposal 2. In that case, if you do not instruct your broker how to vote with respect to Proposal 2, your broker may not vote with respect to such proposal. Therefore, we encourage you to instruct your broker, bank, or other nominee to vote your shares by executing and returning the enclosed BLUE voting instruction form or by voting via the Internet or by telephone by following the instructions provided on the enclosed BLUE voting instruction form.
To the extent broker non-votes arise in the circumstances noted above where a broker exercises discretionary authority with respect to Proposal 2, such broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast or present in person or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors (Proposal 1) or on Proposals 3, 4 or 5.

What constitutes a quorum at the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws provide that a quorum will exist if stockholders holding a majority in voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting in person, present by means of remote communication or by proxy. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Pacira BioSciences, Inc. 2026 Proxy Statement | 147

Information about the Annual Meeting and Voting

What votes are required to elect directors and to approve the other proposals in this proxy statement and what is the board’s recommendation?
Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions or Withhold Votes	Effect of Broker Non-Votes(1)
1 Election of Directors	FOR or WITHHOLD (for each nominee for director) The board recommends a vote “FOR” each of the three highly qualified Pacira nominees for director ONLY.	To be elected, director nominees must receive a plurality of the votes cast (the three nominees receiving the highest number of “FOR” votes cast will be elected). Cumulative voting is not permitted.	No effect—not counted as a vote.	No effect—broker discretionary voting is not permitted.
2 Ratification of Appointment of Auditor	FOR, AGAINST, or ABSTAIN The board recommends a vote “FOR” the ratification of the appointment of KPMG LLP.
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present (in person or virtually) or represented by proxy at the Annual Meeting and voting “FOR” or “AGAINST” the proposal is required.
			No effect—not counted as a vote.	No effect—broker discretionary voting is permitted only to the extent such beneficial owners have not been provided with DOMA’s proxy materials.
3 Say-on-Pay	FOR, AGAINST, or ABSTAIN The board recommends a vote “FOR” the Say-on-Pay vote.
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present (in person or virtually) or represented by proxy at the Annual Meeting and voting “FOR” or “AGAINST” the proposal is required.
			No effect—not counted as a vote.	No effect—broker discretionary voting is not permitted.
4 Approval of the A&R 2011 Plan	FOR, AGAINST, or ABSTAIN The board recommends a vote “FOR” the approval of the A&R 2011 Plan.
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present (in person or virtually) or represented by proxy at the Annual Meeting and voting “FOR” or “AGAINST” the proposal is required.
			No effect—not counted as a vote.	No effect—broker discretionary voting is not permitted.

148 | investor.pacira.com

Information about the Annual Meeting and Voting
Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions or Withhold Votes	Effect of Broker Non-Votes(1)
5 Approval of the A&R 2014 ESPP	FOR, AGAINST, or ABSTAIN The board recommends a vote “FOR” the approval of the A&R 2014 ESPP.
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present (in person or virtually) or represented by proxy at the Annual Meeting and voting “FOR” or “AGAINST” the proposal is required.
			No effect—not counted as a vote.	No effect—broker discretionary voting is not permitted.

(1)
See “What are ‘broker non-votes’ and how do they affect the proposals” above.

What can I do if I change my mind after I vote?
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting by:
•
submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How do I vote?” section above;

•
by voting at the Annual Meeting, either in-person or virtually by following the instructions herein; or

•
by filing a written revocation with our Secretary.

In addition, if you have already voted using the white proxy card sent to you by DOMA, you can revoke that proxy and vote for our board’s highly qualified Pacira director nominees by using the BLUE proxy card. Only the latest-dated, validly executed proxy that you submit will be counted.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. In addition, if you have already voted using the white voting instruction form sent to you by DOMA, you can revoke that proxy and vote for our board’s highly qualified Pacira director nominees by using the BLUE voting instruction form. Only the latest-dated, validly executed proxy that you submit will be counted. You may also vote at the Annual Meeting either in-person or virtually, which will have the effect of revoking any previously submitted voting instructions, if you obtain a “legal proxy” from the organization that holds your shares, as described in the “How do I vote?” section above.
Whether you are a stockholder of record or a beneficial owner of shares held in “street name”, your attendance at the Annual Meeting will not automatically revoke your proxy.

If you have already voted using a white proxy card or white voting instruction form sent to you by DOMA, you have every right to change your vote and we strongly urge you to revoke that proxy by voting “FOR” the election of ONLY the three highly qualified Pacira director nominees recommended by the board (Christopher Christie, Samit Hirawat, and Thomas Wiggans), by marking, signing, dating and returning the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid return envelope provided or following the instructions on your BLUE proxy card or BLUE voting instruction form to vote online or by telephone. Even if you would like to elect some or all of the Opposed DOMA Nominees, we strongly recommend you use the Company’s BLUE proxy card or BLUE voting instruction form to do so, since only the latest dated proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

Pacira BioSciences, Inc. 2026 Proxy Statement | 149

Information about the Annual Meeting and Voting

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?
For shares held in your name, if you do not provide a proxy or vote your shares at the Annual Meeting, those shares will not be voted.
If you hold shares in “street name” (i.e., you own your shares through a bank, brokerage firm, or other nominee), you are considered the beneficial owner of those shares, but not the record holder. This means that you vote by providing instructions to your broker rather than directly to Pacira. Because of the contested nature of the solicitation, without your voting instructions, to the extent your bank, brokerage firm, or other nominee provides you with DOMA’s proxy materials, your bank, brokerage firm, or other nominee may not vote your shares with respect to the proposals in this proxy statement or on any of the other proposals on the agenda for the Annual Meeting. If, however, DOMA does not provide a white proxy card or white voting instruction form to stockholders who hold their shares in “street name”, then Proposal 2 would be considered a routine matter and your bank, brokerage firm, or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions, although it is possible that your bank, brokerage firm, or other nominee may choose not to exercise such discretionary authority. We strongly encourage all “street name” holders to instruct your bank, brokerage firm, or other nominee to vote your shares by filling out and returning the BLUE voting instruction form. Voting your shares will help to ensure that your interests are represented at the Annual Meeting.

What if I return my BLUE proxy but don’t vote for some of the matters listed on my proxy card? What if I give voting instructions for fewer than three candidates or for more than three candidates?
If you return a signed BLUE proxy card or BLUE voting instruction form without indicating your vote (and the proxy is not revoked), your shares will be voted “FOR” the election of all three highly qualified Pacira director nominees recommended by the board (Proposal 1), “FOR” the ratification of the appointment of KPMG LLP (Proposal 2), “FOR” the advisory vote to approve named executive officer compensation (Proposal 3), “FOR” the approval of our Amended and Restated 2011 Stock Incentive Plan (Proposal 4), and “FOR” the approval of our Amended and Restated 2014 Employee Stock Purchase Plan (Proposal 5).
You are permitted to vote for fewer than three nominees for director. If you vote for fewer than three nominees for director, your shares will only be voted “FOR” those nominees you have so marked. No discretionary authority is available to vote shares represented by an undervoted proxy card for the remaining director seats up for election. If you are a stockholder of record and submit a validly executed proxy card but vote “FOR” more than three nominees, all of your votes with respect to the election of directors will be invalid and will not be counted. Votes on other matters included on the proxy card can be counted for purposes of determining a quorum.

What happens if DOMA withdraws or abandons its solicitation or fails to comply with the universal proxy rules?
In the event that DOMA withdraws its nominees, abandons its solicitation, or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still use a BLUE proxy card or BLUE voting instruction form to submit a later-dated vote by the Internet, telephone, or mail. In the event that DOMA withdraws its nominees, abandons its solicitation, or fails to comply with the universal proxy rules, any votes cast in favor of the Opposed DOMA Nominees will be disregarded and not counted, whether such vote is provided on the BLUE proxy card or BLUE voting instruction form or DOMA’s white proxy card or white voting instruction form.

150 | investor.pacira.com

Information about the Annual Meeting and Voting

Could other matters be decided at the Annual Meeting?
We are not aware of any other matters to be presented at the Annual Meeting other than the proposals referred to in this proxy statement. If any other matters are properly brought before the Annual Meeting, the persons named in your BLUE proxy will vote in accordance with their best judgment. Discretionary authority to vote on other matters is included in the BLUE proxy.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?
Yes. The SEC has adopted rules requiring the use of a universal proxy card in contested director elections that took effect for stockholder meetings held after August 31, 2022. Although we are required to include all nominees for election on our universal proxy card, Pacira does NOT endorse any of the Opposed DOMA Nominees and unanimously recommends stockholders vote ONLY for the three highly qualified Pacira director nominees recommended by the board (Christopher Christie, Samit Hirawat, and Thomas Wiggans) and as the board recommends on all other proposals, using the BLUE proxy card or BLUE voting instruction form.

How does plurality voting work?
As described previously, DOMA has nominated the Opposed DOMA Nominees for election as directors at the Annual Meeting in opposition to the three highly qualified Pacira director nominees recommended by the board. As a result, the election of directors will be considered a contested election and, as provided under Section 1.9 of the Company’s Bylaws, directors will be elected on a plurality basis.
This means that the three director nominees receiving the greatest number of votes cast “FOR” their election will be elected.

How many votes do I have?
Each outstanding share of our common stock you owned as of the record date is entitled to one vote for each matter considered at the Annual Meeting.

Are this proxy statement and Annual Report available on the Internet?
Yes. This proxy statement and our Annual Report are available at www.viewourmaterial.com/pcrx (registered holders) or www.proxyvote.com (beneficial owners), as well as on our website at https://investor.pacira.com/.

How will the votes be counted?
A representative of First Coast Results, Inc. will serve as our inspector of election and will tabulate and certify the votes.

Pacira BioSciences, Inc. 2026 Proxy Statement | 151

Information about the Annual Meeting and Voting

Who pays for the cost to solicit proxies for the Annual Meeting?
The proxies being solicited hereby are being solicited by the board. The cost of soliciting proxies in the enclosed form will be borne by the Company. We also will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Directors, director nominees and certain executive officers and employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, or electronic means. Appendix D sets forth information relating to certain of our directors, director nominees and certain executive officers and employees who are considered to be “participants” in our solicitation under the rules of the SEC by reason of their position with Pacira or because they may be soliciting proxies on our behalf.
As a result of the proxy solicitation of DOMA, we will incur additional costs in connection with the solicitation of proxies. We have retained D.F. King & Co., Inc. (“D.F. King”), 28 Liberty Street, New York, New York 10005, for certain advisory and proxy solicitation services for an aggregate fee of approximately $[•], plus reimbursement of reasonable out-of-pocket expenses for these services and D.F. King expects that approximately [•] of their employees will assist in the solicitation. D.F. King may solicit proxies by personal interview, mail, email, telephone, facsimile, or other means. Excluding amounts that we would have expended for a solicitation in an election of directors in the absence of a contested election, and excluding the compensation of our directors, certain executive officers and other employees involved in the solicitation, the aggregate expenses are estimated to be approximately $[•], approximately $[•] of which has been incurred (or accrued) to date. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. These expenses, which are estimates that may change, include the fees of D.F. King, outside counsel and other advisors, as well as retaining an independent inspector of election.

When will the Company announce the results of the voting at the Annual Meeting?
Given that the Annual Meeting will be a contested meeting, we may not announce preliminary results of the voting at the Annual Meeting. We will publicly disclose preliminary results of voting at the Annual Meeting based on the preliminary report of the independent inspector of election on a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting, and final results as certified by the independent inspector of election as soon as practicable thereafter.

Who can I contact with questions about voting?
If you have any questions or need assistance voting, please contact our proxy solicitor, D.F. King & Co. Stockholders may call +1 (800) 714-3310 (toll-free from the U.S. and Canada); banks and brokers, and those outside the U.S and Canada, may call collect at +1 (646) 981-1286; or you can email PCRX@dfking.com.

152 | investor.pacira.com

ADDITIONAL INFORMATION

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

Additional Information
ADDITIONAL INFORMATION
HOUSEHOLDING
As permitted by the Securities Exchange Act of 1934, we may deliver a single copy of the Annual Report and this proxy statement to multiple record stockholders sharing an address. This is known as “householding”. However, due to the contested nature of the Annual Meeting, householding will not be implemented this year. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, bank, trustee or other nominee or custodian record holder, or you may contact us at the below address and phone number.
Pacira BioSciences, Inc. Attention: Secretary 2000 Sierra Point Parkway Suite 900 Brisbane, California 94005 United States
secretary@pacira.com
(650) 242-8052
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal so that it is received by us no later than [•], unless the date of our 2027 annual meeting of stockholders is more than 30 days before or after [•], 2027, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to:
Pacira BioSciences, Inc. Attention: Secretary 2000 Sierra Point Parkway Suite 900 Brisbane, California 94005 United States
secretary@pacira.com
For director nominees or stockholder proposals submitted outside of the SEC proposal rules, our Bylaws require that advance written notice in proper form for matters to be brought before an annual stockholders meeting be received by our Secretary not less than 90 days or more than 120 days before the first anniversary date of the immediately preceding annual stockholders meeting. Accordingly, notice of director nominees or stockholder proposals for the 2027 annual meeting of stockholders must be received by us between [•], 2027 and [•], 2027. If the date of our 2027 annual meeting of stockholders is advanced more than 20 days before, or delayed more than 60 days beyond [•], 2027, proper notice of director nominees or stockholder proposals must be received as provided for in our Bylaws.

154 | investor.pacira.com

Additional Information
In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of share representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.
OTHER MATTERS
Our board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
By order of the board of directors,
Chief Administrative Officer and Secretary
Brisbane, California
[•], 2026

Availability of Form 10-K
The Company’s 2025 Annual Report on Form 10-K is available on our corporate website at investor.pacira.com or on the SEC’s website at sec.gov. If you would like a paper copy of our 2025 Annual Report on Form 10-K (excluding certain exhibits), please contact us by writing to: Corporate Secretary, Pacira BioSciences, Inc., 2000 Sierra Point Parkway, Suite 900, Brisbane, California 94005, United States; or by email to secretary@pacira.com.

Pacira BioSciences, Inc. 2026 Proxy Statement | 155

Additional Information

Voluntary Electronic Delivery of Proxy Materials

HELP US REDUCE OUR ENVIRONMENTAL IMPACT	HOW TO ENROLL

We encourage our stockholders to voluntarily elect to receive future proxy and annual report materials electronically to help contribute to our sustainability efforts.
The benefits include:
•
you receive immediate and convenient access to the materials

•
you can help reduce our impact on the environment

•
you can help reduce our printing and mailing costs

Stockholders of Record
	INTERNET	www.cesvote.com
	MOBILE DEVICE	Scan the QR code
	TELEPHONE	1-888-693-8683
	EMAIL	Send a blank email with your control number in the subject line to sendmaterial@proxyvote.com
Beneficial Owners (Holders in Street Name)
	CONTACT	Contact your bank, broker, or other nominee

156 | investor.pacira.com

APPENDIX A

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

Appendix A
APPENDIX A
RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL INFORMATION
This document contains financial measures that do not comply with U.S. generally accepted accounting principles (GAAP)—Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and Non-GAAP Gross Margin—because these non-GAAP financial measures exclude the impact of items that management believes affect comparability or underlying business trends.
These measures supplement the Company’s financial results prepared in accordance with GAAP. Pacira management uses these measures to better analyze its financial results, estimate its future gross margin, and to help make managerial decisions. In management’s opinion, these non-GAAP measures are useful to investors and other users of the Company’s financial statements by providing greater transparency into the ongoing operating performance of Pacira and its future outlook. Such measures should not be deemed to be an alternative to GAAP requirements or a measure of liquidity for Pacira. The non-GAAP measures presented here are also unlikely to be comparable with non-GAAP disclosures released by other companies. See the tables below for a reconciliation of GAAP net income to Adjusted EBITDA and GAAP gross margin to Non-GAAP Gross Margin.
RECONCILIATION OF U.S. GAAP NET INCOME TO ADJUSTED EBITDA (in Thousands) (Unaudited)	2025
GAAP Net Income	$7,034
Interest Income	(22,732)
Interest Expense(1)	17,446
Income Tax Expense	9,840
Depreciation Expense	33,735
Amortization of Acquired Intangible Assets	57,288
EBITDA	102,611
Other Adjustments:
Contingent Consideration Gains, Restructuring Charges, and Other:
Changes in the Fair Value of Contingent Consideration	(2,175)
Restructuring Charges and Transition Costs(2)(3)	4,702
Acquisition-Related Fees and Expenses and Key Employee Holdback	6,315
Legal Settlement	7,000
Legal Judgment(4)	(23,148)
Impairment of Acquired In-Process Research & Development	25,866
Stock-Based Compensation	57,502
Net Loss on Investments	6,811
Gain on Early Extinguishment of Debt	983
Adjusted EBITDA	$186,467

(1)
Includes amortization of debt discount and debt issuance costs.

(2)
Approximately $0.1 million of restructuring charges were excluded from this line item as they are included in the stock-based compensation line item.

(3)
Approximately $5.5 million of depreciation expense was excluded from this line item as it is included in the depreciation expense line item.

(4)
In 2025, approximately $5.2 million awarded to us as an additional interest payment from royalties previously paid under protest to the Research Development Foundation was excluded from this line item as it was included in the interest income line item.

A-2 | investor.pacira.com

Appendix A
RECONCILIATION OF U.S. GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN (in Thousands, except percentages) (Unaudited)	2025	2024
GAAP Total Revenues	$726,411	$700,966
GAAP Gross Margin	$576,662	$530,538
GAAP Gross Margin Percentage	79.4%	75.7%
Adjustments to GAAP Gross Margin:
Stock-Based Compensation	$6,448	$5,331
Decommissioning of Manufacturing Suite(1)	$6,521	$—
Non-GAAP Gross Margin	$589,631	$535,869
Non-GAAP Gross Margin Percentage	81.2%	76.4%

(1)
In July 2025, as a result of improving manufacturing efficiencies for EXPAREL, we announced the decommissioning of our 45-liter EXPAREL batch manufacturing suite located at our Science Center Campus in San Diego, California, and reduced our workforce accordingly. During the year ended December 31, 2025, we recognized $6.5 million of accelerated depreciation expense on fixed assets and reserved raw materials associated with this manufacturing suite that was recorded to cost of goods sold in the consolidated statement of operations.

Our long-term targets for any of the measures noted above are also non-GAAP financial measures that exclude or otherwise have been adjusted for non-GAAP adjustment items from our U.S. GAAP consolidated financial statements. When we provide long-term targets for any of the non-GAAP metrics described above, we do not provide reconciliations of the U.S. GAAP measures as we are unable to predict with a reasonable degree of certainty the actual impact of the non-GAAP adjustment items. By their very nature, non-GAAP adjustment items are difficult to anticipate with precision because they are generally associated with unexpected and unplanned events that impact us and our financial results. Therefore, we are unable to provide a reconciliation of these measures without unreasonable efforts.

Pacira BioSciences, Inc. 2026 Proxy Statement | A-3

APPENDIX B

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

Appendix B
APPENDIX B
PACIRA BIOSCIENCES, INC. AMENDED AND RESTATED
2011 STOCK INCENTIVE PLAN
(As approved by stockholders on           )
1.
PURPOSE

The purpose of this Amended and Restated 2011 Stock Incentive Plan (the “Plan”) of Pacira BioSciences, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) at the time of grant and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).
2.
ELIGIBILITY

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).
3.
ADMINISTRATION AND DELEGATION

(a)
Administration by Board of Directors

The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)
Appointment of Committees

To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

B-2 | investor.pacira.com

Appendix B

(c)
Delegation to Officers

To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.
4.
STOCK AVAILABLE FOR AWARDS

(a)
Number of Shares; Share Counting

(1)
AUTHORIZED NUMBER OF SHARES

Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:
(A)
22,342,347 shares of Common Stock; plus

(B)
such number of shares of Common Stock (up to 2,112,190 shares) as is equal to the number of shares of Common Stock subject to awards granted under the Company’s Second Amended and Restated 2007 Stock Option-Stock Issuance Plan (the “Existing Plan”) which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code).

Shares issued under the Plan (i) shall in no event exceed an aggregate of 24,454,537 shares of Common Stock as set forth in Section 4(a)(1)(A) and Section 4(a)(1)(B) above and (ii) may consist in whole or in part of authorized but unissued shares or treasury shares.
(2)
SHARE COUNTING

For purposes of counting the number of shares available for the grant of Awards under the Plan:
(A)
all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B)
if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant

Pacira BioSciences, Inc. 2026 Proxy Statement | B-3

Appendix B
to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section 4(a)(2) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and
(C)
shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards.

(b)
Per-Participant Limit

Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 650,860 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR shall be treated as a single Award.

(c)
Substitute Awards

In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

(d)
Limit on Awards to Directors

Notwithstanding any provision in the Plan to the contrary, the aggregate amount of all compensation granted during any calendar year to any member of the Board who is not an employee of the Company, including any Awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the Board or any committee thereof, or any Award granted in lieu of any such cash retainer or meeting fee, shall not exceed $1,000,000.
5.
STOCK OPTIONS

(a)
General

The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and

B-4 | investor.pacira.com

Appendix B
limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)
Incentive Stock Options

An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Pacira BioSciences, Inc., any of Pacira BioSciences, Inc.’s parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code at the time of grant, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c)
Exercise Price

The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the Board (“Fair Market Value”) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d)
Duration of Options

Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)
Exercise of Options

Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)
Payment Upon Exercise

Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)
in cash or by check, payable to the order of the Company;

(2)
except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and

Pacira BioSciences, Inc. 2026 Proxy Statement | B-5

Appendix B
unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3)
to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)
to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

(5)
to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6)
by any combination of the above permitted forms of payment.

(g)
Repricing

Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9):
(1)
amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option,

(2)
cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option,

(3)
cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or

(4)
take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

6.
STOCK APPRECIATION RIGHTS

(a)
General

The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

B-6 | investor.pacira.com

Appendix B

(b)
Measurement Price

The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(c)
Duration of SARs

Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)
Exercise of SARs

SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e)
Repricing

Unless such action is approved by the Company’s stockholders, the Board may not (except as permitted under Section 9):
(1)
amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR,

(2)
cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having a measurement price per share lower than the then-current exercise price per share of the cancelled stock appreciation right, cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, or

(3)
take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

7.
RESTRICTED STOCK; RESTRICTED STOCK UNITS

(a)
General

The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

Pacira BioSciences, Inc. 2026 Proxy Statement | B-7

Appendix B

(b)
Terms and Conditions for All Restricted Stock Awards

The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)
Additional Provisions Relating to Restricted Stock

(1)
DIVIDENDS

Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.
(2)
STOCK CERTIFICATES

The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d)
Additional Provisions Relating to Restricted Stock Units

(1)
SETTLEMENT

Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.
(2)
VOTING RIGHTS

A Participant shall have no voting rights with respect to any Restricted Stock Units.
8.
OTHER STOCK-BASED AWARDS

(a)
General

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants

B-8 | investor.pacira.com

Appendix B
(“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b)
Terms and Conditions

Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.
9.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

(a)
Changes in Capitalization

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)
Reorganization Events

(1)
DEFINITION

A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2)
CONSEQUENCES OF A REORGANIZATION EVENT ON AWARDS OTHER THAN RESTRICTED STOCK

(A)
In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant):

Pacira BioSciences, Inc. 2026 Proxy Statement | B-9

Appendix B
(i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
(B)
Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and/or such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C)
For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of

B-10 | investor.pacira.com

Appendix B
such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(3)
CONSEQUENCES OF A REORGANIZATION EVENT ON RESTRICTED STOCK

Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
10.
GENERAL PROVISIONS APPLICABLE TO AWARDS

(a)
Transferability of Awards

Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option and Awards that are subject to Section 409A of the Code, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except with respect to Awards that are subject to Section 409A of the Code, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b)
Documentation

Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)
Board Discretion

Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

Pacira BioSciences, Inc. 2026 Proxy Statement | B-11

Appendix B

(d)
Termination of Status

The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence (including for active duty military) or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)
Withholding

The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s maximum statutory withholding obligations (based on maximum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

(f)
Amendment of Award

Except as set forth in Sections 5(g) and 6(e) with respect to repricings, the Board may amend, modify or terminate any outstanding Award, including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(g)
Conditions on Delivery of Stock

The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

B-12 | investor.pacira.com

Appendix B

(h)
Minimum Vesting Requirements

Awards will be subject to a minimum vesting period of at least one year from the date of grant; provided, however, that the foregoing minimum vesting period shall not apply to Awards of up to an aggregate of 1,222,727 shares of Common Stock. Notwithstanding the foregoing, and subject to Section 11(f), the Board may permit acceleration of vesting of Awards in the event of the Participant’s death, disability or retirement or a Reorganization Event.

(i)
Dividend Equivalents

An Award agreement may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash, shares of Common Stock or other property, as determined in the discretion of the Board. Dividend Equivalents may have such other terms and conditions as the Board shall determine; provided, however, that no such Dividend Equivalents may be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any Option or SAR; and, provided further, that, if dividends are declared during the period that an Award is outstanding, such Dividend Equivalents shall be accumulated but remain subject to performance and/or vesting requirement(s) to the same extent as the applicable Award and shall be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.
11.
MISCELLANEOUS

(a)
No Right to Employment or Other Status

No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)
No Rights as Stockholder

Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)
Effective Date and Term of Plan

The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

Pacira BioSciences, Inc. 2026 Proxy Statement | B-13

Appendix B

(d)
Amendment of Plan

The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m); and (ii) no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

(e)
Authorization of Sub-Plans (including for Grants to Non-U.S. Employees)

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)
Compliance with Section 409A of the Code

Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

B-14 | investor.pacira.com

Appendix B

(g)
Limitations on Liability

Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h)
Use of Proceeds from Stock

Proceeds received by the Company from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

(i)
Governing Law

The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Pacira BioSciences, Inc. 2026 Proxy Statement | B-15

APPENDIX C

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

Appendix C
APPENDIX C
PACIRA BIOSCIENCES, INC. AMENDED AND RESTATED
2014 EMPLOYEE STOCK PURCHASE PLAN
(As approved by stockholders on            )
SECTION 1.
PURPOSE

The purposes of the Amended and Restated 2014 Employee Stock Purchase Plan (the “Plan”) are to (a) assist qualified employees of the Company, and its Designated Subsidiaries in acquiring a stock ownership interest in the Company and (b) encourage employees to remain in the employ of the Company and its Designated Subsidiaries. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, but the Company makes no representation of such status nor undertaking to maintain such status. Stock purchased under the Plan may be paid for by regular payroll deductions. Only employees of the Company and its Designated Subsidiaries are eligible to participate in the Plan, and participation is voluntary.
SECTION 2.
DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.
SECTION 3.
ADMINISTRATION

3.1
Plan Administrator

The Plan shall be administered by the Board, the Committee, or any Company group or executive officer designated by the Board or the Committee as responsible for administering all or a portion of the Plan, except for those items expressly reserved to the Board or the Committee under the Plan. Any decisions made by the Board, the Committee, other authorized group or executive officer shall be applicable equally to all Eligible Employees. All references in the Plan to the “Plan Administrator” shall be, as applicable, to the Board, the Committee, any Company group or executive officer designated as responsible for administering all or a portion of the Plan.

3.2
Administration and Interpretation by the Plan Administrator

Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423 of the Code. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, unless reserved to the Board or the Committee under the Plan, shall be conclusive and binding on all parties involved or affected. The Board or the Committee may adopt rules, procedures or sub-plans that do not comply with the requirements of Section 423 of the Code but that are designed to achieve tax, securities laws or other objectives for purposes of Eligible Employees working for Designated Subsidiaries outside the United States and to comply with applicable non-U.S. laws and regulations. The Plan Administrator may delegate administrative duties to such of the Company’s other officers or employees as the Plan Administrator so determines.

C-2 | investor.pacira.com

Appendix C
SECTION 4.
STOCK SUBJECT TO PLAN

Subject to adjustment from time to time as provided in Section 19, a maximum of one million, eight-hundred thousand (1,800,000) shares of Stock may be sold under the Plan. Shares sold under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares. Any shares of Stock subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option), including, without limitation, in connection with the cancellation or termination of the Option, shall again be available for sale in connection with future grants of Options under the Plan.
SECTION 5.
OFFERING DATES

5.1
Offering Periods

(a)
The Plan shall be implemented by a series of offerings (each, an “Offering” or “Offering Period”). Except as otherwise set forth below, Offerings shall commence on July 1 and January 1 of each year and end on the next December 31 and June 30, respectively, occurring thereafter.

(b)
Notwithstanding the foregoing, the Board or the Committee may establish (i) a different term for one or more future Offerings and (ii) different commencing and ending dates for such Offerings; provided, however, that an Offering Period may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the fair market value of the Stock on the Purchase Date, the Offering Period may not exceed 27 months.

(c)
In the event the first or the last day of an Offering Period is not a Trading Day, then the first day of the Offering Period shall be deemed to be the next Trading Day and the last day of the Offering Period shall be deemed to be the last preceding Trading Day.

(d)
An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering, but may participate in any subsequent Offering, provided that such Eligible Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.

5.2
Purchase Periods

(a)
Each Offering Period shall consist of one or more consecutive purchase periods (each, a “Purchase Period”). Except as otherwise set forth below, each Purchase Period shall continue for six calendar months and shall be coterminous with an Offering Period. Purchase Periods shall commence on July 1 and January 1 of each year and end on the next December 31 and June 30, respectively, occurring thereafter. The last day of each Purchase Period shall be the Purchase Date for such Purchase Period.

(b)
Notwithstanding the foregoing, the Board or the Committee may establish for any future Offering (i) different terms for one or more Purchase Periods within the Offering Period and (ii) different commencing dates and Purchase Dates for any such Purchase Periods.

(c)
In the event the first or last day of a Purchase Period is not a Trading Day, then the first day of the Purchase Period shall be deemed to be the next Trading Day and the last day of the Purchase Period shall be deemed to be the last preceding Trading Day.

Pacira BioSciences, Inc. 2026 Proxy Statement | C-3

Appendix C
SECTION 6.
PARTICIPATION IN THE PLAN

6.1
Initial Participation

An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements for the Plan and delivering to the Company, in accordance with procedures established by the Plan Administrator, during the enrollment period established by the Plan Administrator (the “Enrollment Period”) a subscription or other notice in such form as permitted by the Plan Administrator (the “Subscription”) that:
(a)
indicates the Eligible Employee’s election to participate in the Plan;

(b)
authorizes payroll deductions and states the amount or percentage to be deducted regularly from the Participant’s Eligible Compensation; and

(c)
authorizes the purchase of Stock for the Participant in each Purchase Period.

An Eligible Employee who does not deliver a Subscription to the Company during the Enrollment Period shall not participate in the Plan for that Offering Period or any subsequent Offering Period unless such Eligible Employee subsequently enrolls in the Plan by delivering a Subscription to the Company, in accordance with procedures established by the Plan Administrator, during the Enrollment Period for such subsequent Offering Period. The Plan Administrator may, from time to time, change the Enrollment Period for any future Offering as deemed advisable by the Plan Administrator in its sole discretion for the proper administration of the Plan.

6.2
Continued Participation

Unless the Plan Administrator determines otherwise for any future Offering, until such time as the Participant withdraws from the Plan pursuant to Section 11.2 or terminates employment as provided in Section 12, a Participant shall automatically participate in the next Offering Period at the rate of payroll deduction in effect for the Participant at the end of the preceding Offering Period, unless the Participant delivers to the Company a Subscription with a new rate of payroll deduction during the Enrollment Period for such next Offering Period.
SECTION 7.
LIMITATIONS ON RIGHT TO PURCHASE SHARES

7.1
$25,000 Limitation

On each Offering Date, a Participant shall be deemed to have been granted an Option to purchase a maximum number of shares of Stock equal to an amount determined as follows: an amount equal to $25,000 divided by the Fair Market Value of the Stock on the applicable Offering Date; provided, however, that no Participant shall be entitled to purchase Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Section 423 of the Code sponsored by the Company, any Parent Corporation or any Subsidiary Corporation) at a rate that exceeds $25,000 in Fair Market Value, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which a Participant participates in the Plan (or any other employee stock purchase plan described in this Section 7.1). The Company shall have the authority to take all necessary action, including, but not limited to, suspending the payroll deductions of any Participant, in order to ensure compliance with this Section 7.1.

C-4 | investor.pacira.com

Appendix C

7.2
Pro Rata Allocation

In the event the number of shares of Stock that might be purchased by all Participants in the Plan exceeds the number of shares of Stock then available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable.
SECTION 8.
PURCHASE PRICE

The purchase price (the “Purchase Price”) at which Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option granted under the Plan shall be 85% of the lesser of (i) the Fair Market Value of the Stock on the Offering Date of such Offering and (ii) the Fair Market Value of the Stock on the Purchase Date.
Notwithstanding the foregoing, the Board or the Committee may establish a different Purchase Price for any future Offering, which shall not be less than the Purchase Price previously stated.
SECTION 9.
PAYMENT OF PURCHASE PRICE

9.1
General Rules

Subject to Sections 9.12 and 9.3, Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant’s Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant’s Eligible Compensation during each pay period shall be determined by the Participant’s Subscription.

9.2
Change Notices

(a)
Except as set forth in Section 11 and unless the Plan Administrator determines otherwise for an Offering, a Participant may elect during an Offering Period to decrease but not increase the amount withheld from his or her compensation for current or future pay periods within such Offering Period; provided, that only one election to decrease is permitted per Participant for each Offering Period and such decrease may only be to 0%. Unless otherwise determined by the Plan Administrator for a future Offering, a Participant may elect to increase or decrease the amount to be withheld from his or her compensation for future Offerings; provided, however, that notice of such election must be delivered to the Company in such form and in accordance with such terms as the Plan Administrator may establish for an Offering.

(b)
Notwithstanding the foregoing, to the extent necessary to comply with Section 423 of the Code and Section 7.1, a Participant’s payroll deductions may be decreased during any Purchase Period scheduled to end during the current calendar year to 0% at such time that the aggregate of all payroll deductions accumulated with respect to the Offering to which such Purchase Period applies and any other Offering ending within the same calendar year exceeds $21,250 (to the extent the Purchase Price may be 85% of the Fair Market Value on the Offering Date for the Offering). Payroll deductions shall re-commence at the rate provided in such Participant’s Subscription once the foregoing limit will no longer be exceeded with respect to a calendar year, unless the Participant terminates employment or withdraws from an Offering or the Plan as provided in Section 11.1 or Section 11.2.

Pacira BioSciences, Inc. 2026 Proxy Statement | C-5

Appendix C

9.3
Percent Withheld

The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be at least $50, but not more than 50% of the Participant’s Eligible Compensation for such pay period, but in no event shall the amount of a Participant’s payroll withholding exceed the limits of Section 7.1. Amounts shall be withheld in whole dollar or percentage amounts only.

9.4
Percent Withheld

Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering Period unless sooner altered or terminated as provided in the Plan.

9.5
Memorandum Accounts

Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant’s compensation shall be credited to such account but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

9.6
No Interest

No interest shall be paid on payroll deductions received or held by the Company.

9.7
Acquisition of Stock

On each Purchase Date of an Offering Period, each Participant shall automatically acquire, pursuant to the exercise of the Participant’s Option, the number of shares of Stock arrived at by dividing the total amount of the Participant’s accumulated payroll deductions or other permitted cash payments for the Purchase Period by the Purchase Price; provided, that the number of shares of Stock purchased by the Participant shall not exceed the number of shares for which Options have been granted to the Participant pursuant to Section 7. Fractional shares may not be issued under the Plan unless the Board or the Committee determines otherwise for a future Offering.

9.8
Carryover of Account

Any cash balance remaining in the Participant’s account at the termination of each Offering shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest. In the event the cash to be returned to a Participant pursuant to the preceding sentence is less than the amount needed to purchase a whole share of Stock, and the Board or the Committee has determined that fractional shares may not be issued under the Plan, the Plan Administrator may establish procedures whereby such cash is maintained in the Participant’s account and applied to the purchase of Stock in the subsequent Offering.

9.9
Withholding Obligations

At the time the Option is exercised, in whole or in part, or at the time some or all of the Stock is disposed of, the Participant shall make adequate provision for federal and state withholding obligations of the Company, if any,

C-6 | investor.pacira.com

Appendix C
that arise upon exercise of the Option or upon disposition of the Stock. The Company may withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

9.10
Termination of Participation

No Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in a current Offering or the Plan has terminated prior to such Purchase Date or if the individual has terminated employment prior to a Purchase Date.

9.11
Procedural Matters

The Plan Administrator may, from time to time, establish:
(a)
limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering,

(b)
an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars,

(c)
payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, and

(d)
such other limitations or procedures as deemed advisable by the Plan Administrator, in its sole discretion, that are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

9.12
Leaves of Absence

During leaves of absence approved by the Company and meeting the requirements of the applicable Treasury Regulations promulgated under the Code, a Participant may continue participation in the Plan by delivering cash payments to the Company, in accordance with procedures established by the Plan Administrator, on the Participant’s normal paydays equal to the amount of his or her payroll deduction under the Plan had the Participant not taken a leave of absence. If the Participant fails to deliver the necessary cash payment to the Company as provided for in this Section 9.12, the Participant shall be deemed to have reduced the rate of payroll deduction to 0% for the remainder of the Offering Period.

9.13
Use of Funds

Proceeds received by the Company from the sale of Stock under the Plan and payroll deductions withheld under the Plan shall constitute general funds of the Company.
SECTION 10.
STOCK PURCHASED UNDER THE PLAN

10.1
ESPP Broker

If the Plan Administrator designates or approves a stock brokerage or other financial services firm (the “ESPP Broker”) to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant

Pacira BioSciences, Inc. 2026 Proxy Statement | C-7

Appendix C
shall be deposited into an account established in the Participant’s name with the ESPP Broker. A Participant shall be free to undertake a disposition of the shares of Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Stock must remain in the Participant’s account at the ESPP Broker until the holding period set forth in Section 423 of the Code has been satisfied. With respect to shares of Stock for which the holding periods under Section 423 of the Code have been satisfied, the Participant may move those shares of Stock to another brokerage account of the Participant’s choosing or request that a stock certificate be issued and delivered to him or her. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the holding period under Section 423 of the Code.

10.2
Notice of Disposition

By entering the Plan, each Participant agrees to promptly give the Company notice of any Stock disposed of within the later of one year from the Purchase Date and two years from the Offering Date for such Stock, showing the number of such shares disposed of and the Purchase Date and Offering Date for such Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.
SECTION 11.
VOLUNTARY WITHDRAWAL

11.1
Withdrawal from an Offering

A Participant may withdraw from an Offering by delivering to the Company a notice of withdrawal in the form required by the Plan Administrator for such purpose. Such notice of withdrawal must be delivered at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. If a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in that Purchase Period and any earlier Purchase Periods. Unless the Plan Administrator establishes a different rule for any future Offering, withdrawal from an Offering shall not result in withdrawal from the Plan and any succeeding Offering therein. A Participant is prohibited from again participating in the same Offering at any time upon withdrawal from such Offering.

11.2
Withdrawal from the Plan

A Participant may withdraw from the Plan by delivering to the Company a notice of withdrawal in the form required by the Plan Administrator for such purpose. Such notice of withdrawal must be delivered at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. If a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in that Purchase Period and any earlier Purchase Periods. In the event a Participant voluntarily elects to withdraw from the Plan, the withdrawing Participant may not resume participation in the Plan during the same Offering Period but may participate in any subsequent Offering under the Plan by again satisfying the definition of a Participant and re-enrolling in the Plan.

11.3
Return of Payroll Deductions

Upon withdrawal from an Offering pursuant to Section 11.1 or withdrawal from the Plan pursuant to Section 11.2, the withdrawing Participant’s accumulated payroll deductions that have not been applied to the purchase of

C-8 | investor.pacira.com

Appendix C
Stock shall be returned as soon as is administratively practical after the withdrawal, without the payment of any interest to the Participant and the Participant’s interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.
SECTION 12.
TERMINATION OF EMPLOYMENT

Termination of a Participant’s employment with the Company or a Designated Subsidiary for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant’s participation in the Plan. In such event, the payroll deductions credited to the Participant’s account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant’s death, to the Participant’s beneficiary, heirs or legal representative, and all the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 12. For purposes of this Section 12, a Participant shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or any of its Designated Subsidiaries in the case of any leave approved by the Company, provided that (a) such leave does not exceed three months and (b) the employee’s right to reemployment is provided either by statute or by contract. If the period of leave exceeds three months and the employee’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such three-month period.
SECTION 13.
RESTRICTIONS UPON ASSIGNMENT

An Option granted under the Plan shall not be transferable otherwise than by will or by the applicable laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant. The Plan Administrator will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant, other than by will or by the applicable laws of descent and distribution, of the Participant’s interest in the Plan, of his or her Option, or of any rights under his or her Option.
SECTION 14.
NO RIGHTS OF STOCKHOLDER UNTIL SHARES ISSUED

With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and he or she shall not have any of the rights or privileges of a stockholder. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, the shares of Stock have been issued following exercise of the Participant’s Option. Until such shares of Stock are issued, a Participant will only have the rights of an unsecured creditor with respect to such shares.
SECTION 15.
AMENDMENT OF THE PLAN

The Board or the Committee may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Section 423 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will:
(a)
increase the total number of shares as to which Options may be granted under the Plan,

(b)
modify the class of employees eligible to receive Options, or

(c)
otherwise require stockholder approval under any applicable law or regulation.

Pacira BioSciences, Inc. 2026 Proxy Statement | C-9

Appendix C
SECTION 16.
SUSPENSION OR TERMINATION OF THE PLAN

(a)
The Board may suspend or terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate on, and no Options shall be granted after, June 9, 2036. No Options shall be granted during any period of suspension of the Plan or following termination of the Plan.

(b)
Except as provided in Section 19, no such termination of the Plan may affect any Options previously granted, provided that the Plan or an Offering may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to an Offering and a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering is in the best interests of the Company and the stockholders or if continuation of the Plan and/or the Offering would cause the Company to incur adverse accounting charges or other adverse effects as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan or as a result of other laws, rules or regulations applicable to the Plan.

SECTION 17.
NO RIGHTS AS AN EMPLOYEE

Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Subsidiary Corporation or to affect the right of the Company and a Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.
SECTION 18.
EFFECT UPON OTHER PLANS

The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary Corporation. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary Corporation to (a) establish any other forms of incentives or compensation for employees of the Company or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.
SECTION 19.
ADJUSTMENTS

19.1
Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Stock, then (subject to any required action by the Company’s stockholders), the Board or the Committee, in its sole discretion, shall make such equitable adjustments in
(i) the maximum number and kind of securities subject to the Plan as set forth in Section 4 and (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

C-10 | investor.pacira.com

Appendix C

19.2
Merger, Acquisition or Liquidation of the Company

In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company’s assets, or the liquidation or dissolution of the Company, the Purchase Date with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation or dissolution, unless the Board or the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options in a manner complying with Section 424(a) of the Code, or any successor provision thereto.

19.3
Limitations

The grant of Options will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
SECTION 20.
ADJUSTMENT OF SHARES

20.1
Conditions on Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company, such issuance, delivery or distribution would comply with the Plan and all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity. The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act, or register or qualify under state securities laws, any shares of Stock. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

20.2
Choice of Law

The Plan, all Options granted hereunder and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.
SECTION 21.
EFFECTIVE DATE

The Plan’s effective date (the “Effective Date”) is the date on which it is approved by the Company’s stockholders.

Pacira BioSciences, Inc. 2026 Proxy Statement | C-11

Appendix C
APPENDIX A―DEFINITIONS
For purposes of the Plan, the following terms shall be defined as set forth below.
•
“Board” means the Board of Directors of the Company.

•
“Code” means the Internal Revenue Code of 1986, as amended.

•
“Committee” means the Company’s Compensation Committee or another committee appointed by the Board and given authority by the Board to administer the Plan.

•
“Company” means Pacira BioSciences, Inc., a Delaware corporation.

•
“Designated Subsidiary” includes all domestic Subsidiary Corporations and such other Subsidiary Corporations as may be designated from time to time by the Board or the Committee as eligible to participate in the Plan. A “Designated Subsidiary” will cease status as a Designated Subsidiary on the earlier of (a) the date the Board or the Committee determines that such entity is no longer a Designated Subsidiary or (b) the date on which such Designated Subsidiary ceases to qualify as a Subsidiary Corporation.

•
“Effective Date” has the meaning set forth in Section 21.

•
“Eligible Compensation” means all regular cash compensation, including overtime, cash bonuses and commissions. Regular cash compensation does not include severance pay, hiring and relocation bonuses, pay in lieu of vacation and sick leave or any other special payments, or any gain from stock option exercises.`

•
“Eligible Employee” means any employee of the Company or any Designated Subsidiary who is in the employ of the Company or a Designated Subsidiary on one or more Offering Dates and who meets the following criteria:

(a)
the employee, together with any other person whose stock ownership would be attributed to such employee, does not, immediately after the Option is granted, own stock (as defined by the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its Parent or Subsidiary Corporations;

(b)
the employee has been employed for at least 30 days; provided, however, that the Plan Administrator, in its sole discretion, may reduce or increase (to up to two years) this minimum requirement for future Offering Periods;

(c)
the employee’s customary employment is for more than 20 hours per week; provided, however, that the Plan Administrator, in its sole discretion, may reduce this minimum hourly requirement for future Offering Periods; and

(d)
the employee’s customary employment is for more than five months in any calendar year; provided, however, that the Plan Administrator, in its sole discretion, may reduce this minimum requirement for future Offering Periods.

If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated Subsidiary who meet the requirements of this paragraph shall also be considered Eligible Employees.
•
“Enrollment Period” has the meaning set forth in Section 6.1.

•
“ESPP Broker” has the meaning set forth in Section 10.

•
“Fair Market Value” means, as of an Offering Date or a Purchase Date, the per share closing price for the Stock on that date during regular session trading, or if not trading on that date, such price on the last preceding date on which the Stock was traded, unless determined otherwise by the Board using such methods or procedures as it may establish. If there is no regular trading market for the Stock, the Fair Market Value of the Stock shall be as determined by the Board in its sole discretion.

•
“Offering” has the meaning set forth in Section 5.1.

•
“Offering Date” means the first day of an Offering.

•
“Offering Period” has the meaning set forth in Section 5.1.

C-12 | investor.pacira.com

Appendix C
•
“Option” means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

•
“Parent Corporation” has the meaning set forth in Section 424(e) of the Code, or any successor provision thereto, which, as of the Effective Date, means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

•
“Participant” means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 6.1 and who has not withdrawn from the Plan or whose participation in the Plan is not terminated.

•
“Plan” means the Pacira BioSciences, Inc. Amended and Restated 2014 Employee Stock Purchase Plan, as it may be amended from time to time.

•
“Plan Administrator” has the meaning set forth in Section 3.1.

•
“Purchase Date” means the last day of each Purchase Period.

•
“Purchase Period” has the meaning set forth in Section 5.2.

•
“Purchase Price” has the meaning set forth in Section 8.

•
“Securities Act” means the Securities Act of 1933, as amended.

•
“Stock” means the common stock, $.001 par value per share, of the Company.

•
“Subscription” has the meaning set forth in Section 6.1.

•
“Subsidiary Corporation” has the meaning set forth in Section 424(f) of the Code, or any successor provision thereto, which as of the Effective Date, means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

•
“Trading Day” means a day on which trading in the Stock generally occurs on The Nasdaq Global Select Market or, if the Stock is not then listed on The Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Stock is then listed.

Pacira BioSciences, Inc. 2026 Proxy Statement | C-13

APPENDIX D

2026 PROXY STATEMENT SUMMARY	BACKGROUND TO THE SOLICITATION	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B	APPENDIX C	APPENDIX D

Appendix D
APPENDIX D
SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Pacira, its directors, its director nominees and certain of its executive officers and employees are participants in the solicitation of proxies in connection with the Annual Meeting. We estimate that three of our executive officers and four other employees will assist in the proxy solicitation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock. This Appendix D sets forth information relating to certain of our directors, director nominees and certain executive officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position with Pacira or because they may be soliciting proxies on Pacira’s behalf (collectively, the “Participants”). The business address for each of the Participants is 2000 Sierra Point Parkway, Suite 900, Brisbane, California 94005.
Current Directors and Director Nominees
The names of our current directors and director nominees, as applicable, are set forth below. The principal occupations of our current directors and director nominees are described in “Proposal 1—Election of Class III Directors—Nominees for Election.” The business address for each of the directors and director nominees is 2000 Sierra Point Parkway, Suite 900, Brisbane, California 94005.
Marcelo Bigal, MD, PhD
Laura Brege, MBA
Abraham Ceesay(1)
Christopher Christie, Esq.
Mark I. Froimson, MD(1)
Samit Hirawat, MD
Mark Kronenfeld, MD
Frank D. Lee, MBA
Thomas Wiggans, MBA(2)
Michael Yang
Alethia Young

(1)
Both Mr. Ceesay and Dr. Kronenfeld were not renominated to stand for reelection to the board.

(2)
Mr. Wiggans is a Class III director nominee.

Officers and Employees
The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company and the business address for each person is 2000 Sierra Point Parkway, Suite 900, Brisbane, California 94005.
Name	Title
Frank D. Lee, MBA	Chief Executive Officer and Director
Shawn M. Cross, MBA	Chief Financial Officer
Kristen Williams, Esq.	Chief Administrative Officer and Secretary
Anthony Molloy, Esq.	Chief Legal and Compliance Officer
Susan Mesco	Vice President, Investor Relations
Adam Goldberg, CPA, MBA, CEP	Director, Equity and Corporate Governance
Kim Hamilton	Vice President, Corporate Communications

D-2 | investor.pacira.com

Appendix D
Information Regarding Ownership of the Company Securities by Participants
The number of shares of common stock of the Company held as of April 15, 2026 by the Participants who are directors, director nominees or executive officers is described in “Stock Ownership Information”.
The following table sets forth the number shares of our common stock held as of April 15, 2026 by the additional employees of Pacira who are deemed Participants in our solicitation of proxies. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. These numbers are rounded to the nearest whole share.
Name of Beneficial Owner	Number of Shares Beneficially Owned
Anthony Molloy(1)	146,568
Susan Mesco(2)	69,883
Adam Goldberg(3)	17,222
Kim Hamilton(4)	7,251

(1)
Includes 119,327 shares of common stock issuable upon the exercise of stock options and 17,112 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(2)
Includes 64,188 shares of common stock issuable upon the exercise of stock options and 5,037 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(3)
Includes 10,852 shares of common stock issuable upon the exercise of stock options and 1,332 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

(4)
Includes 5,126 shares of common stock issuable upon the exercise of stock options and 2,125 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 15, 2026.

Information Regarding Transactions in Pacira’s Securities by Participants
The following table sets forth information regarding purchases and sales of Pacira’s securities by each Participant from April 1, 2024 to April 1, 2026. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. These numbers are rounded to the nearest whole share.
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D)	Transaction Code*
Marcelo Bigal	06/12/2024	5,230	—	A	A
	06/12/2024	12,179	—	A	A
	08/12/2024	3,400	—	A	P
	08/16/2024	1,512	—	A	P
	06/11/2025	6,163	—	A	A
	06/11/2025	11,279	—	A	A
	08/07/2025	4,912	—	D	S
Laura Brege	06/12/2024	5,230	—	A	A
	06/12/2024	12,179	—	A	A
	08/16/2024	1,000	—	A	P
	06/11/2025	6,163	—	A	A
	06/11/2025	11,279	—	A	A
Abraham Ceesay	06/12/2024	5,230	—	A	A
	06/12/2024	12,179	—	A	A
	06/11/2025	6,163	—	A	A
	06/11/2025	11,279	—	A	A
	09/04/2025	2,354	—	D	S
Christopher Christie	06/12/2024	5,230	—	A	A
	06/12/2024	12,179	—	A	A
	06/11/2025	6,163	—	A	A
	06/11/2025	11,279	—	A	A

Pacira BioSciences, Inc. 2026 Proxy Statement | D-3

Appendix D
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D)	Transaction Code*
Mark I. Froimson	06/12/2024	5,230	—	A	A
	06/12/2024	12,179	—	A	A
	08/12/2024	1,400	—	A	P
	06/11/2025	6,163	—	A	A
	06/11/2025	11,279	—	A	A
	3/17/2026	500	—	D	S
Samit Hirawat	01/27/2026	39,291	—	A	A
Mark Kronenfeld	06/12/2024	5,230	—	A	A
	06/12/2024	12,179	—	A	A
	06/11/2025	6,163(1)	—	A	A
	06/11/2025	11,279	—	A	A
Thomas Wiggans(2)	—	—	—	—	—
Michael Yang	06/12/2024	5,230	—	A	A
	06/12/2024	12,179	—	A	A
	08/14/2024	2,000	—	A	P
	06/11/2025	6,163	—	A	A
	06/11/2025	11,279	—	A	A
Alethia Young	06/12/2024	5,230	—	A	A
	06/12/2024	12,179	—	A	A
	06/11/2025	6,163	—	A	A
	06/11/2025	11,279	—	A	A
Frank D. Lee	08/12/2024	8,264	—	A	P
	01/02/2025	9,375	—	D	F
	02/01/2025	350,000	—	A	A
	06/30/2025	1,364	—	A	A
	01/02/2026	9,272	—	D	F
	01/30/2026	41,488	—	D	F
	02/11/2026	261,818	—	A	A
	03/09/2026	65,455(3)	—	A	A
Shawn M. Cross	11/01/2024	75,000	—	A	A
	11/04/2024	200,000	—	A	A
	10/31/2025	6,690	—	D	F
	11/10/2025	12,060	—	D	S
	12/09/2025	15,896	—	D	M
	12/09/2025	15,896	—	D	S
	12/10/2025	9,104	—	D	M
	12/10/2025	9,104	—	D	S
	02/11/2026	49,091	—	A	A
	03/09/2026	12,237(3)	—	A	A
Kristen Williams	06/03/2024	3,011	—	D	F
	06/12/2024	54,300	—	A	A
	06/13/2024	7,452	—	D	S
	02/01/2025	79,200	—	A	A
	06/03/2025	6,162	—	D	F
	06/04/2025	14,376	—	D	S
	01/30/2026	17,134	—	D	F
	02/02/2026	13,137	—	D	S
	02/11/2026	54,546	—	A	A
	03/09/2026	13,636(3)	—	A	A

D-4 | investor.pacira.com

Appendix D
Name	Transaction Date	Number of Direct Shares	Number of Indirect Shares	Acquisition (A) / Disposition (D)	Transaction Code*
Anthony Molloy	06/04/2024	2,746	—	D	F
	06/05/2024	5,442	—	D	S
	06/12/2024	50,500	—	A	A
	06/28/2024	437	—	A	P
	07/02/2024	436	—	D	S
	12/31/2024	387	—	A	A
	01/06/2025	158	—	D	S
	02/01/2025	72,000	—	A	A
	03/06/2025	729	—	D	S
	06/03/2025	9,169	—	D	F
	06/04/2025	9,443	—	D	S
	06/30/2025	682	—	A	A
	07/02/2025	681	—	D	S
	12/31/2025	537	—	A	A
	01/05/2026	229	—	D	F
	01/30/2026	8,683	—	D	F
	02/11/2026	54,546	—	A	A
	03/09/2026	13,636(3)	—	A	A
Susan Mesco	06/04/2024	628	—	D	F
	06/05/2024	618	—	D	F
	06/10/2024	2,667	—	D	S
	06/12/2024	11,900	—	A	A
	06/28/2024	107	—	A	A
	12/31/2024	162	—	A	A
	02/01/2025	18,425	—	A	A
	06/03/2025	1,819	—	D	F
	06/12/2025	3,868	—	D	S
	06/30/2025	167	—	A	A
	12/31/2025	132	—	A	P
	01/30/2026	1,657	—	D	F
	02/02/2026	2,950	—	D	S
	02/11/2026	15,682	—	A	A
Adam Goldberg	06/04/2024	188	—	D	F
	06/05/2024	184	—	D	F
	06/12/2024	3,098	—	A	A
	06/28/2024	781	—	A	A
	07/16/2024	1,390	—	D	S
	08/12/2024	1,006	—	A	P
	08/20/2024	1,699	—	D	S
	09/24/2024	2,100	—	A	P
	12/09/2024	10	—	A	P
	02/01/2025	3,915	—	A	A
	05/12/2025	100	—	A	P
	06/03/2025	627	—	D	F
	06/13/2025	716	—	D	S
	06/30/2025	1,364	—	A	A
	07/02/2025	1,363	—	D	S
	01/30/2026	403	—	D	F
	02/11/2026	3,559	—	A	A
	03/13/2026	125	—	A	P
Kim Hamilton	05/01/2025	8,500	—	A	A
	05/02/2025	20,500	—	A	A
	02/11/2026	10,450	—	A	A

(1)
The Form 4, as originally filed, inadvertently reported a grant of 9,999 RSUs instead of 6,163 RSUs.

(2)
Mr. Wiggans is a Class III director nominee.

(3)
Represents an award of performance share units. The number of shares reported in the table above reflects the targeted number of shares approved by the People & Compensation Committee. In accordance with applicable SEC rules and guidance, the awards are not required to be reported on Form 4 until if and when the performance conditions are met.

Pacira BioSciences, Inc. 2026 Proxy Statement | D-5

Appendix D
* Transaction Codes
A	Grant, award or other acquisition of securities
F	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security
M	Exercise or conversion of derivative security
P	Open market or private purchase of non-derivative or derivative security
S	Open market or private sale of non-derivative or derivative security
Miscellaneous Information Regarding Participants in the Solicitation
Except as described in this Appendix D or the proxy statement, to our knowledge: none of the Participants or their associates (i) during the past 10 years, have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) beneficially owns, directly or indirectly, any shares or other securities of Pacira or any of its subsidiaries; (iii) owns any shares or other securities of Pacira or any of its subsidiaries of record but not beneficially; or (iv) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.
In addition, other than as set forth in this Appendix D or the proxy statement, neither Pacira nor any of the Participants, is or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of Pacira’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Appendix D or the proxy statement, neither we nor any of the Participants or any of their associates have any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party.
Other than as set forth in this Appendix D or the proxy statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by Pacira or its affiliates or with respect to any future transactions to which Pacira or any of its affiliates will or may be a party; or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of Pacira’s last fiscal year or any currently proposed transactions, to which Pacira or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

D-6 | investor.pacira.com

PRELIMINARY COPY DATED APRIL 17, 2026 – SUBJECT TO COMPLETION c/o Corporate Election Services P. O. Box 1150Pittsburgh, PA 15230 V O T E B Y I N T E R N E TPlease have your BLUE universal proxy card available when you access the website www.cesvote.com and follow the simple directions that will be presented to you.V O T E B Y T E L E P H O N E Please have your BLUE universal proxy card available when you call the toll-free number 1-888-693 -8683 using a touch-tone telephone and follow the simple directions that will be presented to you.V O T E B Y M A I LPlease mark, sign and date your BLUE universal proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS BLUE UNIVERSAL PROXY CARD TODAY!Control Number If submitting your BLUE universal proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. Pacira BioSciences, Inc.BLUE UNIVERSAL PROXY CARDThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Frank D. Lee and Shawn Cross, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Pacira BioSciences, Inc. that such stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at [ ● ] Eastern Daylight Time on [●], 2026, in-person at our offices located at 5 Sylvan Way, Suite 300, Parsippany, NJ 07054 and virtually at www.cesonlineservices.com/pcrx26_vm, and any continuation, adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. FOR PROPOSAL 1, VOTE “FOR” UP TO THREE(3) NOMINEES IN TOTAL. YOU ARE PERMITTED TO VOTE FOR FEWER THAN THREE (3) NOMINEES. IF YOU VOTE “FOR” FEWER THAN THREE (3) NOMINEES, YOUR SHARES WILL ONLY BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED. IF YOU VOTE “FOR” MORE THAN THREE(3) NOMINEES, ALL OF YOUR VOTES ON PROPOSAL 1 WILL BE INVALID AND WILL NOT BE COUNTED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED “FOR” EACH OF THE BOARD OF DIRECTORS-RECOMMENDED NOMINEES IN PROPOSAL 1; “FOR” PROPOSAL 2, 3, 4 AND 5; AND ACCORDING TO THE DIRECTION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF AND REVOKING ANY PROXY HERETOFORE GIVEN.SignatureDateTitle or AuthoritySignature if Held JointlyNOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.(Continued and to be marked on the other side)

Pacira BioSciences, Inc.Annual Meeting of Stockholders5 Sylvan WaySuite 300Parsippany, NJ 07054 orvirtually at www.cesonlineservices.com/pcrx26_vm [●], 2026[●] Eastern Daylight TimeIn order to attend the Annual Meeting virtually, you will need to pre-register by [•], Eastern Time, on [•], 2026. Even if you plan to attend the Annual Meeting in-person or virtually, we urge you to vote your BLUE universal proxy card TODAY, to ensure that your shares are represented at the Annual Meeting. If you have any questions, require assistance in voting your BLUE universal proxy card, or need additional copies of the Company’s proxy materials, please contact our proxy solicitor:D.F. King & Co., Inc.48 Wall Street, 22nd FloorNew York, NY 10005Shareholders Call Toll-Free: (877) 297-1746Banks and Brokers Call Collect: (212) 596-7578E-mail: PCRX@dfking.comImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.viewourmaterial.com/pcrx.TO SUBMIT YOUR BLUE UNIVERSAL PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. Pacira BioSciences, Inc.BLUE Universal Proxy CardThe Board of Directors recommends a vote “FOR” ONLY each of the following three (3) Company nominees 1A-1C listed in Proposal 1 below.1.Election of three Class III directors to our board of directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified. You may mark instructions with respect to any or all of the nominees; however, you should mark a vote “FOR” only three (3) nominees in total. You are permitted to vote for fewer than three (3) nominees. If you vote “FOR” fewer than three (3) nominees, your shares will only be voted “FOR” those nominees you mark. If you vote “FOR” more than three (3) nominees, all of your votes on Proposal 1 will be invalid and will not be counted. If you sign and return your proxy card and do not specify or direct how you want your shares to be voted, they will be voted “FOR” all of the Board of Directors-recommended nominees only. Company Nominees:DOMA Nominees Opposed by the Company:The Board of Directors of the Company recommends you vote “FOR”The Board of Directors of the Company recommends you vote “WITHHOLD”only the following three (3) Company nominees 1A through 1C:for the following three (3) DOMA nominees 1D through 1F:(1A)Christopher J. ChristieFORWITHHOLD(1D)Oliver Benton Curtis IIIFORWITHHOLD(1B)Samit Hirawat(1E)Eric de Armas(1C)Tom Wiggans(1F)Christopher DennisThe Board of Directors recommends a vote “FOR” Proposals 2, 3, 4 and 5.2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.FORAGAINSTABSTAIN3. Approval, on an advisory basis, of the compensation of our named executive officers.FORAGAINSTABSTAIN4. Approval of our Amended and Restated 2011 Stock Incentive Plan.FORAGAINSTABSTAIN5. Approval of our Amended and Restated 2014 Employee Stock Purchase Plan.FORAGAINSTABSTAINIn their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.Continued and to be signed on the reverse side